Annual Report

[GRAPHIC OMITTED]

                                                                  APRIL 30, 2002

FRANKLIN STRATEGIC SERIES

   FRANKLIN AGGRESSIVE GROWTH FUND
   FRANKLIN CALIFORNIA GROWTH FUND
   FRANKLIN LARGE CAP GROWTH FUND
   FRANKLIN SMALL CAP GROWTH FUND II
   FRANKLIN SMALL-MID CAP GROWTH FUND
   (FORMERLY FRANKLIN SMALL CAP GROWTH FUND I)


[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                          FRANKLIN TEMPLETON. WE
                                                      ENCOURAGE OUR INVESTORS TO
                                                            MAINTAIN A LONG-TERM
                                                   PERSPECTIVE AND REMEMBER THAT
                                                     ALL SECURITIES MARKETS MOVE
                                                  BOTH UP AND DOWN, AS DO MUTUAL
                                                           FUND SHARE PRICES. WE
                                                    APPRECIATE YOUR PAST SUPPORT
                                                     AND LOOK FORWARD TO SERVING
                                                    YOUR INVESTMENT NEEDS IN THE
                                                                    YEARS AHEAD.


[GRAPHIC OMITTED]
RUPERT H. JOHNSON, JR.
PRESIDENT
FRANKLIN STRATEGIC SERIES

[GRAPHIC OMITTED]
FRANKLINTEMPLETON.COM
Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Strategic Series covers the 12 months ended April 30, 2002 -- a period in which the U.S. economy showed tangible evidence of a nascent recovery. Domestic stock markets continued to exhibit wide swings as the public reacted to somewhat conflicting news.


THE ECONOMY BEGINS TO RECOVER
During the first five months of the year under review, the U.S. economy weakened as gross domestic product (GDP) growth slowed to a 0.3% annualized rate in second quarter 2001 before contracting 1.3% annualized in third quarter 2001. The third quarter ended with the nation reeling from the aftershocks of the September 11 terrorist attacks, which many economists believe exacerbated the recession that began in March 2001. Significant, broadbased and sustained downward trends in economic activity were largely to blame, with employment, industrial production and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows. Seeking to lower borrowing costs and stimulate economic growth, the Federal Reserve Board (the
Fed) continued aggressively cutting interest rates. Seven


CONTENTS

Shareholder Letter ........   1

Fund Reports

 Franklin Aggressive
 Growth Fund ..............   6

 Franklin California
 Growth Fund ..............  14

 Franklin Large Cap
 Growth Fund ..............  24

 Franklin Small Cap
 Growth Fund II ...........  34

 Franklin Small-Mid Cap
 Growth Fund ..............  42

Financial Highlights &
Statements of Investments .  50

Financial Statements ......  98

Notes to
Financial Statements ...... 107

Independent
Auditors' Report .......... 119

Tax Designation ........... 120

Board Members and
Officers .................. 121





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FUND CATEGORY
Global
Growth [HIGHLIGHTED]
Growth & Income
Income
Tax-Free Income
interest rate cuts reduced the federal funds target rate from 4.50% at the beginning of the period to 1.75% on December 31, 2001, its lowest level in more than 40 years.

The Fed's efforts, increased consumer spending, and significant government expenditure for the war in Afghanistan and homeland security contributed to a surprising fourth quarter 2001 annualized GDP growth rate of 1.7%. Anticipating increased demand, business activity accelerated later in the period as companies began rebuilding inventories following rapid liquidation in fourth quarter 2001. Particularly, the services and manufacturing sectors strengthened while the housing sector continued to be one of the economy's healthiest. As consumer and business confidence improved, first quarter 2002 GDP growth soared 5.6% annualized, the best showing since June 2000. Given these positive economic trends, the Fed left the federal funds target rate unchanged from January through period-end and switched to a neutral bias at its March 2002 meeting. Fed Chairman Alan Greenspan commented that the U.S. economy seemed to be expanding and the risk of another economic downturn had to be viewed with the possibility of increased inflation in the future.


STOCK MARKET VOLATILITY PERSISTS
U.S. stock markets experienced disappointing results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investor risk aversion increased, and by the end of third quarter 2001, this sentiment led to significant market volatility. Most equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that


"... BUSINESS ACTIVITY ACCELERATED LATER IN THE
PERIOD AS COMPANIES BEGAN REBUILDING INVENTORIES. ..."

included the crash of 1987. However, in fourth quarter 2001, major stock indexes rebounded significantly from September's lows as indications of a potential economic recovery offered investors some optimism.

From late December through April, equity markets again experienced volatility despite solid first quarter GDP growth. Lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse troubled the stock markets. In addition, consumer confidence dipped in April amid higher gas prices, rising joblessness and unrest in the Middle East. For the year ended April 30, 2002, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index posted returns of -5.67%, -12.62% and -19.31%, respectively.(1) Typical of nascent economic recoveries, smaller stocks outperformed larger stocks and value stocks outperformed growth stocks. Although bond markets weakened for a brief period due to the short-lived stock market upturn, bond prices rose as yields generally declined.


SURVIVING AN UNCERTAIN FUTURE
While there is little doubt that the U.S. economy is recovering, how soon and at what pace remain in question. The National Bureau of Economic Research, which announced recently that the economic slowdown seemed to be fading, was reluctant to


1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

formally announce an end to the recession. This type of uncertainty will most likely limit investor enthusiasm. Additionally, many analysts believe that the rebound will be modest partly because consumer spending and housing did not slow during the downturn. With consumers having already shown strength, the chances are small that they will continue as the primary driver of economic improvement. As a result, most economists look for increased business spending as the key to economic success. Investors are also concerned that if the Fed raises interest rates too soon, it may slow economic growth and hinder corporate earnings.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

Franklin Templeton's portfolio managers and analysts devote themselves to providing funds with carefully selected and diversified holdings, which they continually oversee. In particular, each of the funds included in Franklin Strategic Series has specialized investment goals that make them attractive holdings to anchor a well-rounded portfolio. For in-depth discussions about each fund, please see the specific Fund reports following this shareholder letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,

/S/ RUPERT H. JOHNSON, JR.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series


A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.

FRANKLIN AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN AGGRESSIVE GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES DEMONSTRATING ACCELERATING GROWTH, INCREASING PROFITABILITY, OR ABOVE-AVERAGE GROWTH OR GROWTH POTENTIAL, WHEN COMPARED WITH THE OVERALL ECONOMY.
--------------------------------------------------------------------------------


This annual report for Franklin Aggressive Growth Fund covers the fiscal year ended April 30, 2002. The 12 months under review proved to be extremely volatile for equity investors. Economic growth decelerated worldwide during the Fund's fiscal year, largely due to the late 1990s' excessive corporate spending, especially in the telecommunications and technology sectors. Many economic segments felt the effects of this overcapacity, which led to falling utilization rates and employment levels. The economic slowdown reached its nadir in the aftermath of the September 11 terrorist attacks as corporate and consumer spending stalled further. Attempting to reaccelerate the economy, the Federal Reserve Board lowered the federal

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 55.

funds target rate seven times during the period. Increased liquidity finally seemed to have an impact in fourth quarter 2001, when signs of economic stability appeared, including improved housing starts, decelerating jobless claims growth and better-than-expected retail sales. The economy continued its recovery with a surge in gross domestic product growth of an annualized 5.6% in first quarter 2002.

Within a slowing economic and volatile market environment, most major equity market indexes fell sharply during the Fund's fiscal year. Overall, value stocks outperformed growth stocks for the same period as demonstrated by the Russell 3000[REGISTRATION MARK] Value Index's and Russell 3000 Growth Index's -2.17% and -19.29% total returns.(1) We performed slightly better than our benchmark, the Russell 3000 Growth Index. For the 12 months ended April 30, 2002, Franklin Aggressive Growth Fund - Class A posted a -19.08% cumulative total return as shown in the Performance Summary beginning on page 10. The Fund's exposure to technology stocks negatively impacted its performance as short-term growth rates declined dramatically and weighed heavily on share prices. However, our investment style favors companies with superior, long-term growth, and we


1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000[REGISTRATION MARK] Value or the Russell 2000[REGISTRATION MARK] Value indexes. The unmanaged Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
FRANKLIN AGGRESSIVE GROWTH FUND
BASED ON TOTAL NET ASSETS
4/30/02

Electronic Technology*                    25.2%
Technology Services*                      20.3%
Health Technology*                        15.2%
Retail Trade                               7.5%
Consumer Services                          6.7%
Health Services                            4.6%
Industrial Services                        3.1%
Finance                                    3.0%
Producer Manufacturing                     2.9%
Commercial Services                        2.6%
Transportation                             2.5%
Distribution Services                      1.6%
Short-Term Investments & Other Net Assets   4.8%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
4/30/02

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Caremark RX Inc.            2.3%
HEALTH SERVICES

Concord EFS Inc.            2.3%
TECHNOLOGY SERVICES

AdvancePCS                  2.3%
HEALTH SERVICES

Affiliated Computer
Services Inc., A            2.1%
TECHNOLOGY SERVICES

L-3 Communications
Holdings Inc.               2.0%
ELECTRONIC TECHNOLOGY

Weatherford
International Inc.          2.0%
INDUSTRIAL SERVICES

HNC Software Inc.           2.0%
TECHNOLOGY SERVICES

Lexmark International Inc.  1.9%
ELECTRONIC TECHNOLOGY

Forward Air Corp.           1.9%
TRANSPORTATION

Network Appliance Inc.      1.8%
ELECTRONIC TECHNOLOGY




believe many technology companies still have tremendous long-term potential.

Although we were a bit premature about the timing of an economic recovery and regret not being more heavily invested in defensive sectors during the reporting period, our optimism benefited the Fund in late 2001, as investors became more enthusiastic about prospects for economic strength in 2002. We increased our exposure to economically sensitive sectors, such as technology, transportation, retail sales and consumer services, in late September and early October when stock markets weakened following the terrorist attacks. While we were pleased these holdings' prices improved, their rebound's speed and magnitude surprised us. We will likely be more cautious investing in these sectors going forward, at least until signs of an economic recovery become clearer.

Looking ahead, we are hopeful that a recovery is indeed under way and believe that the Fund is positioned to benefit from economic growth. We are optimistic about the markets in the coming fiscal year given the improving economic backdrop. At the same time, we will continue our disciplined search for investments across many industries that will perform well in a variety of market conditions. We expect volatility to persist even during a recovery, especially in light of the ongoing conflict in Afghanistan, and we will continue seeking to take advantage of any volatility to buy stocks of what we believe are well-positioned growth companies at attractive valuations.

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


/S/ MICHAEL MCCARTHY

Michael McCarthy


/S/ JOHN P. SCANDALIOS

John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN AGGRESSIVE
GROWTH FUND


CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.92         $12.38    $15.30

CLASS B                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.97         $12.20    $15.17

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.96         $12.18    $15.14

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.38         $12.37    $13.75

ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.90         $12.50    $15.40

              Past performance does not guarantee future results.

PERFORMANCE

                                                       INCEPTION
CLASS A                                        1-YEAR  (6/23/99)
----------------------------------------------------------------
Cumulative Total Return(1)                     -19.08%  +26.76%
Average Annual Total Return(2)                 -23.72%   +6.43%
Value of $10,000 Investment(3)                  $7,628  $11,948
Avg. Ann. Total Return (3/31/02)(4)             -7.35%   +8.85%

                                                       INCEPTION
CLASS B                                        1-YEAR  (6/23/99)
----------------------------------------------------------------
Cumulative Total Return(1)                     -19.58%  +24.83%
Average Annual Total Return(2)                 -22.79%   +7.16%
Value of $10,000 Investment(3)                  $7,721  $12,183
Avg. Ann. Total Return (3/31/02)(4)             -6.32%   +9.68%

                                                       INCEPTION
CLASS C                                        1-YEAR  (6/23/99)
----------------------------------------------------------------
Cumulative Total Return(1)                     -19.55%  +24.61%
Average Annual Total Return(2)                 -21.14%   +7.64%
Value of $10,000 Investment(3)                  $7,886  $12,338
Avg. Ann. Total Return (3/31/02)(4)             -4.27%  +10.13%

                                                       INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return(1)                              -10.04%
Aggregate Total Return(5)                               -10.94%
Value of $10,000 Investment(3)                           $8,906
Aggregate Total Return (3/31/02)(4,5)                    -5.61%

                                                       INCEPTION
ADVISOR CLASS                                  1-YEAR  (6/23/99)
----------------------------------------------------------------
Cumulative Total Return(1)                     -18.83%  +28.05%
Average Annual Total Return(2)                 -18.83%   +9.05%
Value of $10,000 Investment(3)                  $8,117  $12,805
Avg. Ann. Total Return (3/31/02)(4)             -1.34%  +11.62%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/02
----------------------------
1-Year               -23.72%
Since Inception
(6/23/99)             +6.43%

CLASS A (6/23/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Aggressive Growth Fund      S&P 500 Index(6)  Russell 3000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/23/99                  $ 9,425                        $10,000                $10,000
6/30/99                  $10,160                        $10,129                $10,160
7/31/99                  $11,235                        $ 9,813                $ 9,838
8/31/99                  $12,385                        $ 9,764                $ 9,960
9/30/99                  $13,195                        $ 9,496                $ 9,778
10/31/99                 $15,438                        $10,097                $10,482
11/30/99                 $18,596                        $10,302                $11,083
12/31/99                 $23,095                        $10,909                $12,290
1/31/00                  $22,603                        $10,362                $11,747
2/29/00                  $30,639                        $10,166                $12,481
3/31/00                  $28,536                        $11,160                $13,188
4/30/00                  $24,330                        $10,824                $12,510
5/31/00                  $21,899                        $10,602                $11,848
6/30/00                  $26,443                        $10,864                $12,788
7/31/00                  $25,594                        $10,695                $12,215
8/31/00                  $28,401                        $11,359                $13,332
9/30/00                  $27,147                        $10,759                $12,111
10/31/00                 $23,896                        $10,714                $11,509
11/30/00                 $17,239                        $ 9,870                $ 9,786
12/31/00                 $17,130                        $ 9,918                $ 9,535
1/31/01                  $19,340                        $10,270                $10,201
2/28/01                  $14,833                        $ 9,334                $ 8,493
3/31/01                  $12,874                        $ 8,744                $ 7,580
4/30/01                  $14,766                        $ 9,422                $ 8,536
5/31/01                  $14,717                        $ 9,485                $ 8,435
6/30/01                  $14,611                        $ 9,255                $ 8,272
7/31/01                  $13,694                        $ 9,164                $ 8,030
8/31/01                  $12,411                        $ 8,591                $ 7,384
9/30/01                  $10,046                        $ 7,898                $ 6,617
10/31/01                 $11,253                        $ 8,049                $ 6,982
11/30/01                 $12,835                        $ 8,666                $ 7,647
12/31/01                 $13,260                        $ 8,742                $ 7,663
1/31/02                  $12,652                        $ 8,615                $ 7,519
2/28/02                  $11,726                        $ 8,448                $ 7,194
3/31/02                  $12,652                        $ 8,766                $ 7,468
4/30/02                  $11,948                        $ 8,235                $ 6,889



AVERAGE ANNUAL TOTAL RETURN

CLASS B              4/30/02
----------------------------
1-Year               -22.79%
Since Inception
(6/23/99)             +7.16%

CLASS B (6/23/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Aggressive Growth Fund            S&P 500 Index(6)   Russell 3000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/23/99                 $10,000                         $10,000                $10,000
6/30/99                 $10,780                         $10,129                $10,160
7/31/99                 $11,920                         $ 9,813                $ 9,838
8/31/99                 $13,140                         $ 9,764                $ 9,960
9/30/99                 $13,970                         $ 9,496                $ 9,778
10/31/99                $16,380                         $10,097                $10,482
11/30/99                $19,720                         $10,302                $11,083
12/31/99                $24,486                         $10,909                $12,290
1/31/00                 $23,975                         $10,362                $11,747
2/29/00                 $32,485                         $10,166                $12,481
3/31/00                 $30,245                         $11,160                $13,188
4/30/00                 $25,755                         $10,824                $12,510
5/31/00                 $23,177                         $10,602                $11,848
6/30/00                 $27,964                         $10,864                $12,788
7/31/00                 $27,043                         $10,695                $12,215
8/31/00                 $29,999                         $11,359                $13,332
9/30/00                 $28,660                         $10,759                $12,111
10/31/00                $25,213                         $10,714                $11,509
11/30/00                $18,176                         $ 9,870                $ 9,786
12/31/00                $18,049                         $ 9,918                $ 9,535
1/31/01                 $20,362                         $10,270                $10,201
2/28/01                 $15,604                         $ 9,334                $ 8,493
3/31/01                 $13,547                         $ 8,744                $ 7,580
4/30/01                 $15,522                         $ 9,422                $ 8,536
5/31/01                 $15,461                         $ 9,485                $ 8,435
6/30/01                 $15,348                         $ 9,255                $ 8,272
7/31/01                 $14,376                         $ 9,164                $ 8,030
8/31/01                 $13,015                         $ 8,591                $ 7,384
9/30/01                 $10,529                         $ 7,898                $ 6,617
10/31/01                $11,798                         $ 8,049                $ 6,982
11/30/01                $13,435                         $ 8,666                $ 7,647
12/31/01                $13,875                         $ 8,742                $ 7,663
1/31/02                 $13,230                         $ 8,615                $ 7,519
2/28/02                 $12,258                         $ 8,448                $ 7,194
3/31/02                 $13,220                         $ 8,766                $ 7,468
4/30/02                 $12,183                         $ 8,235                $ 6,889


              Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/02
----------------------------
1-Year               -21.14%
Since Inception
(6/23/99)             +7.64%

CLASS C (6/23/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Aggressive Growth Fund      S&P 500 Index(6)    Russell 3000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/23/99                   $ 9,901                      $10,000                $10,000
6/30/99                   $10,673                      $10,129                $10,160
7/31/99                   $11,802                      $ 9,813                $ 9,838
8/31/99                   $13,020                      $ 9,764                $ 9,960
9/30/99                   $13,842                      $ 9,496                $ 9,778
10/31/99                  $16,208                      $10,097                $10,482
11/30/99                  $19,515                      $10,302                $11,083
12/31/99                  $24,201                      $10,909                $12,290
1/31/00                   $23,684                      $10,362                $11,747
2/29/00                   $32,068                      $10,166                $12,481
3/31/00                   $29,851                      $11,160                $13,188
4/30/00                   $25,436                      $10,824                $12,510
5/31/00                   $22,894                      $10,602                $11,848
6/30/00                   $27,623                      $10,864                $12,788
7/31/00                   $26,722                      $10,695                $12,215
8/31/00                   $29,638                      $11,359                $13,332
9/30/00                   $28,312                      $10,759                $12,111
10/31/00                  $24,909                      $10,714                $11,509
11/30/00                  $17,953                      $ 9,870                $ 9,786
12/31/00                  $17,838                      $ 9,918                $ 9,535
1/31/01                   $20,127                      $10,270                $10,201
2/28/01                   $15,427                      $ 9,334                $ 8,493
3/31/01                   $13,381                      $ 8,744                $ 7,580
4/30/01                   $15,336                      $ 9,422                $ 8,536
5/31/01                   $15,275                      $ 9,485                $ 8,435
6/30/01                   $15,164                      $ 9,255                $ 8,272
7/31/01                   $14,202                      $ 9,164                $ 8,030
8/31/01                   $12,854                      $ 8,591                $ 7,384
9/30/01                   $10,403                      $ 7,898                $ 6,617
10/31/01                  $11,659                      $ 8,049                $ 6,982
11/30/01                  $13,280                      $ 8,666                $ 7,647
12/31/01                  $13,715                      $ 8,742                $ 7,663
1/31/02                   $13,077                      $ 8,615                $ 7,519
2/28/02                   $12,115                      $ 8,448                $ 7,194
3/31/02                   $13,067                      $ 8,766                $ 7,468
4/30/02                   $12,338                      $ 8,235                $ 6,889



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS        4/30/02
----------------------------
1-Year               -18.83%
Since Inception
(6/23/99)             +9.05%

ADVISOR CLASS (6/23/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Aggressive Growth Fund                S&P 500 Index(6)  Russell 3000 Growth Index(6)
---------------------------------------------------------------------------------------------------------
6/23/99                   $10,000                                $10,000                $10,000
6/30/99                   $10,780                                $10,129                $10,160
7/31/99                   $11,920                                $ 9,813                $ 9,838
8/31/99                   $13,150                                $ 9,764                $ 9,960
9/30/99                   $14,000                                $ 9,496                $ 9,778
10/31/99                  $16,410                                $10,097                $10,482
11/30/99                  $19,770                                $10,302                $11,083
12/31/99                  $24,566                                $10,909                $12,290
1/31/00                   $24,064                                $10,362                $11,747
2/29/00                   $32,615                                $10,166                $12,481
3/31/00                   $30,393                                $11,160                $13,188
4/30/00                   $25,918                                $10,824                $12,510
5/31/00                   $23,337                                $10,602                $11,848
6/30/00                   $28,191                                $10,864                $12,788
7/31/00                   $27,280                                $10,695                $12,215
8/31/00                   $30,290                                $11,359                $13,332
9/30/00                   $28,959                                $10,759                $12,111
10/31/00                  $25,498                                $10,714                $11,509
11/30/00                  $18,402                                $ 9,870                $ 9,786
12/31/00                  $18,285                                $ 9,918                $ 9,535
1/31/01                   $20,652                                $10,270                $10,201
2/28/01                   $15,837                                $ 9,334                $ 8,493
3/31/01                   $13,747                                $ 8,744                $ 7,580
4/30/01                   $15,776                                $ 9,422                $ 8,536
5/31/01                   $15,724                                $ 9,485                $ 8,435
6/30/01                   $15,622                                $ 9,255                $ 8,272
7/31/01                   $14,649                                $ 9,164                $ 8,030
8/31/01                   $13,266                                $ 8,591                $ 7,384
9/30/01                   $10,746                                $ 7,898                $ 6,617
10/31/01                  $12,047                                $ 8,049                $ 6,982
11/30/01                  $13,737                                $ 8,666                $ 7,647
12/31/01                  $14,198                                $ 8,742                $ 7,663
1/31/02                   $13,542                                $ 8,615                $ 7,519
2/28/02                   $12,559                                $ 8,448                $ 7,194
3/31/02                   $13,563                                $ 8,766                $ 7,468
4/30/02                   $12,805                                $ 8,235                $ 6,889



6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Past performance does not guarantee future results.

FRANKLIN CALIFORNIA GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN CALIFORNIA GROWTH FUND SEEKS CAPITAL APPRECIATION THROUGH A POLICY OF INVESTING AT LEAST 80% OF NET ASSETS IN EQUITY SECURITIES OF COMPANIES EITHER HEADQUARTERED OR CONDUCTING A MAJORITY OF THEIR OPERATIONS IN THE STATE OF CALIFORNIA.
--------------------------------------------------------------------------------

This annual report of Franklin California Growth Fund covers the fiscal year ended April 30, 2002. During the 12 months under review, the U.S. economy experienced a recession, according to the National Bureau of Economic Research. The terrorist attacks on September 11 exacerbated the already vulnerable economy, slowing economic growth considerably. However, the domestic economy proved to be quite flexible. Aided by the Federal Reserve Board's record 11 interest rate cuts in 2001 and the government's substantial tax-cut package, gross domestic product (GDP) growth rose at annualized rates of 1.7% in fourth quarter 2001 and 5.6% in first quarter 2002. Inventory rebuilding and robust consumer spending, especially in the housing and automobile sectors, were the predominant drivers of the economy in the first quarter.

U.S. equity markets continued to be very turbulent during the Fund's fiscal year. At the beginning of the period, the stock


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 62.

market rallied strongly from its April 2001 lows as investors became more optimistic about an economic recovery by the end of 2001. However, continued reports of corporate profit shortfalls and lower sales growth expectations, particularly in the technology sector, discouraged investors and led to depressed share prices throughout the period. Although the domestic economy experienced one of the mildest recessions in post-war history, the decline in corporate profits was the worst on record since the 1930s.(1) The economic interruption from September 11's tragic events also weighed heavily on stock prices in early September, but signs of an economic recovery helped fuel a stock market rally from late September through period-end.

Within this environment, Franklin California Growth Fund - Class A posted a -9.84% one-year cumulative total return as of April 30, 2002, as shown in the Performance Summary beginning on page 20. This compared favorably with the Fund's benchmarks, the Franklin California 250 Growth Index[REGISTRATION MARK] (CAL 250 Index) and the Standard & Poor's 500 Composite Index (S&P 500), which posted returns of -20.29% and -12.62% for the same period.(2)

Attempting to achieve success with the Fund's capital appreciation investment goal, we used a focused investment management

1. Source: www.economist.com, 3/27/02.
2. Sources: CDA/Wiesenberger; Standard & Poor's Micropal. The unmanaged Franklin CAL 250 Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
FRANKLIN CALIFORNIA GROWTH FUND
BASED ON TOTAL NET ASSETS
4/30/02

Electronic Technology*   19.5%
Health Technology*       14.2%
Finance                  12.8%
Consumer Services        8.4%
Real Estate              5.8%
Technology Services*     5.6%
Health Services          5.3%
Consumer Durables        3.9%
Producer Manufacturing   3.6%
Retail Trade             3.3%
Commercial Services      2.5%
Consumer Non-Durables    2.3%
Energy Minerals          1.9%
Utilities                1.7%
Distribution Services    1.7%
Transportation           1.6%
Other                    1.4%
Short-Term Investments
& Other Net Assets       4.5%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin California Growth Fund
4/30/02


COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
----------------------------
Mattel Inc.             2.8%
CONSUMER DURABLES

Tenet Healthcare Corp.  2.4%
HEALTH SERVICES

Amgen Inc.              2.3%
HEALTH TECHNOLOGY

Wellpoint Health
Networks Inc.           2.3%
HEALTH SERVICES

The PMI Group Inc.      2.0%
FINANCE

City National Corp.     2.0%
FINANCE

Safeway Inc.            2.0%
RETAIL TRADE

ChevronTexaco Corp.     1.9%
ENERGY MINERALS

Varian Inc.             1.9%
PRODUCER MANUFACTURING

Wells Fargo & Co.       1.8%
FINANCE


strategy in identifying investments here in our own "backyard." We sought to take advantage of Franklin Templeton's vast resources, including an extensive professional staff of more than 40 senior fundamental research analysts and 10 research associates. Some of the Fund's stalwart holdings during the reporting period included health services companies such as Tenet Healthcare and Wellpoint Health Networks. Selective financial stocks also performed well, such as mortgage insurance provider The PMI Group and regional banks City National and Silicon Valley Bancshares.

After the September 11 attacks, there was significant concern that consumer spending would decline dramatically. So far, consumers have been surprisingly resilient and the Fund benefited from a number of our consumer-related holdings during the period. In particular, e-commerce and the consumer software industry strengthened as the popularity and growth of the Internet continued. As more consumers logged on to the Web, companies with viable business models experienced very strong growth rates. Online services such as Ticketmaster's personal listings, eBay's auction site, and Intuit's tax preparation software spurred favorable earnings reports and significant gains for these holdings. The robust housing market also inspired us to purchase homebuilder Ryland Group based on what we felt were an attractive valuation and positive long-term fundamentals. We sold our Ryland position for a profit after the stock's price increased substantially amid increasing shorter-term concerns regarding the potential negative impact of rising interest rates on home sales. Retailers such as Quicksilver, Cost Plus and Williams-Sonoma, which we sold during the period at a gain, also benefited from strong consumer spending. These gains, however, were somewhat offset by our loss in The Gap, which we sold during the period due to continuing sluggish growth and credit concerns with the company's off balance-sheet debt.

The health technology sector negatively impacted the Fund because unsuccessful FDA trials and disappointments over the timeline for new drugs coming to market hurt our biotechnology positions. The lack of appointment of a new FDA commissioner also impeded matters. Fortunately, our health services gains muted our biotechnology losses. Despite near-term weakness with health care product-related companies, we remain committed to this sector, particularly biotechnology, as we believe this will be an area of innovation and growth in the coming decade. By our analysts' estimations, more than 100 new products may be launched over the next several years, which will likely drive revenues and profitability for many firms.

Within technology, we maintained a cautious outlook on the software sector throughout the period. Despite some stock gains driven by strong product cycles, like Adobe Systems', these were more than offset by the continued slowdown in information technology spending and overoptimistic assumptions that spending would reaccelerate in the near term. As a result, our Netiq, VERITAS Software, Oracle and Mercury Interactive positions hindered performance. Toward fiscal year-end, the software industry began to look more attractive as expectations dropped to what we considered reasonable levels and end-users seemed to stabilize their business outlook. We expect to increase our software positions over the coming fiscal year. Since semiconductor equipment and select semiconductor companies traditionally lead an economic recovery, many of our holdings enhanced Fund performance through their positive price momentum over the reporting period. Our positions in Semtech, KLA-Tencor, Applied Materials, Novellus Systems and International Rectifier contributed to the Fund as it appeared investors believed these companies would be some of the first technology companies to report stronger earnings.

Looking forward, our overall outlook for equity markets remains guarded as we expect fluctuations in investor sentiment may lead major averages sideways for some period of time. In our opinion, there will continue to be many winners and losers in the marketplace. Even in this type of environment, however, we believe that our rigorous research process should help deliver solid investment results over the long term.

California holds tremendous economic power as the largest and most diverse state in the nation, representing almost 13% of U.S. GDP and generating more than $1.3 trillion of goods and services annually.(3) The wealth of resources and creative spirit within the state creates what we believe are some potentially promising investment opportunities. As we continue to scan the investment horizon, we find that California, with about 1,400 publicly traded companies, offers many investment ideas from which to choose across a wide array of diverse industries.(4)


3. Source: California Office of Economic Research, AN ECONOMIC PROFILE, January 2001.
4. Source: S&P Compustat, April 2002.

We thank you for your participation in Franklin California Growth Fund and welcome any comments or suggestions you may have. We look forward to serving your investment needs in the years to come.

/S/ CONRAD B. HERRMANN

Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Of course, there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The Fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

FRANKLIN CALIFORNIA
GROWTH FUND


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.35         $30.70    $34.05

CLASS B                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.52         $29.91    $33.43

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.53         $29.97    $33.50

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.17         $30.67    $31.84


              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                               1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return(1)             -9.84%  +82.19% +396.59%
Average Annual Total Return(2)        -15.03%  +11.42%  +16.69%
Value of $10,000 Investment(3)         $8,497  $17,171  $46,813
Avg. Ann. Total Return (3/31/02)(4)    -0.92%  +12.87%  +16.71%

                                                       INCEPTION
CLASS B                               1-YEAR   3-YEAR  (1/1/99)
----------------------------------------------------------------
Cumulative Total Return(1)            -10.53%  +23.94%  +31.23%
Average Annual Total Return(2)        -14.11%   +6.54%   +7.76%
Value of $10,000 Investment(3)         $8,589  $12,094  $12,823
Avg. Ann. Total Return (3/31/02)(4)    +0.36%   +9.10%   +9.60%

                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (9/3/96)
----------------------------------------------------------------
Cumulative Total Return(1)            -10.54%  +75.59%  +91.64%
Average Annual Total Return(2)        -12.32%  +11.70%  +11.99%
Value of $10,000 Investment(3)         $8,768  $17,388  $18,975
Avg. Ann. Total Return (3/31/02)(4)    +2.33%  +13.16%  +13.16%

                                                       INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return(1)                               -3.67%
Aggregate Total Return(5)                                -4.64%
Value of $10,000 Investment(3)                           $9,536
Aggregate Total Return (3/31/02)(4,5)                    +0.04%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/02
----------------------------
1-Year               -15.03%
5-Year               +11.42%
10-Year              +16.69%

CLASS A (5/1/92-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date        Franklin California Growth Fund        S&P 500 Index(6)  Franklin CAL 250 Index(7)
--------------------------------------------------------------------------------------------
5/1/92                    $ 9,427                       $10,000              $10,000
5/31/92                   $ 9,456                       $10,049              $10,061
6/30/92                   $ 8,869                       $ 9,899              $ 9,409
7/31/92                   $ 9,128                       $10,303              $ 9,806
8/31/92                   $ 8,725                       $10,093              $ 9,382
9/30/92                   $ 8,830                       $10,212              $ 9,472
10/31/92                  $ 9,253                       $10,247              $ 9,990
11/30/92                  $10,080                       $10,595              $10,799
12/31/92                  $10,288                       $10,726              $11,197
1/31/93                   $10,617                       $10,816              $11,612
2/28/93                   $10,182                       $10,963              $11,134
3/31/93                   $10,298                       $11,194              $11,245
4/30/93                   $ 9,872                       $10,923              $10,823
5/31/93                   $10,588                       $11,215              $11,638
6/30/93                   $10,564                       $11,247              $11,611
7/31/93                   $10,321                       $11,202              $11,643
8/31/93                   $11,012                       $11,627              $12,214
9/30/93                   $11,469                       $11,537              $12,500
10/31/93                  $11,625                       $11,776              $12,683
11/30/93                  $11,595                       $11,664              $12,522
12/31/93                  $12,096                       $11,805              $12,906
1/31/94                   $12,631                       $12,207              $13,328
2/28/94                   $12,796                       $11,876              $13,099
3/31/94                   $12,508                       $11,359              $12,460
4/30/94                   $12,394                       $11,505              $12,346
5/31/94                   $12,466                       $11,692              $12,362
6/30/94                   $12,103                       $11,406              $11,812
7/31/94                   $12,538                       $11,780              $12,203
8/31/94                   $13,365                       $12,262              $13,354
9/30/94                   $13,463                       $11,963              $13,218
10/31/94                  $13,920                       $12,231              $13,562
11/30/94                  $13,964                       $11,785              $13,166
12/31/94                  $14,095                       $11,960              $13,350
1/31/95                   $14,084                       $12,270              $13,674
2/28/95                   $15,065                       $12,747              $14,206
3/31/95                   $15,635                       $13,123              $14,970
4/30/95                   $16,000                       $13,509              $15,455
5/31/95                   $16,638                       $14,048              $15,915
6/30/95                   $17,758                       $14,374              $17,001
7/31/95                   $19,270                       $14,849              $18,501
8/31/95                   $19,707                       $14,886              $18,889
9/30/95                   $20,192                       $15,515              $19,274
10/31/95                  $20,227                       $15,459              $18,844
11/30/95                  $20,865                       $16,136              $19,596
12/31/95                  $20,810                       $16,447              $19,359
1/31/96                   $21,055                       $17,007              $19,531
2/29/96                   $21,765                       $17,165              $20,246
3/31/96                   $21,946                       $17,329              $19,950
4/30/96                   $23,600                       $17,584              $21,914
5/31/96                   $24,129                       $18,036              $22,638
6/30/96                   $23,404                       $18,105              $21,101
7/31/96                   $22,018                       $17,304              $19,384
8/31/96                   $23,391                       $17,670              $20,934
9/30/96                   $24,894                       $18,663              $22,556
10/31/96                  $25,206                       $19,178              $22,193
11/30/96                  $27,033                       $20,626              $24,058
12/31/96                  $27,143                       $20,217              $24,348
1/31/97                   $27,581                       $21,479              $25,657
2/28/97                   $26,811                       $21,648              $24,648
3/31/97                   $25,257                       $20,761              $23,280
4/30/97                   $25,695                       $21,998              $23,359
5/31/97                   $28,165                       $23,336              $25,975
6/30/97                   $28,330                       $24,381              $26,898
7/31/97                   $30,675                       $26,319              $29,701
8/31/97                   $30,489                       $24,846              $30,386
9/30/97                   $32,754                       $26,205              $32,308
10/31/97                  $31,581                       $25,329              $30,200
11/30/97                  $31,914                       $26,502              $29,904
12/31/97                  $31,405                       $26,958              $29,311
1/31/98                   $30,947                       $27,254              $30,491
2/28/98                   $33,392                       $29,220              $33,270
3/31/98                   $34,086                       $30,716              $33,727
4/30/98                   $34,697                       $31,026              $34,038
5/31/98                   $32,864                       $30,492              $32,413
6/30/98                   $33,636                       $31,730              $33,233
7/31/98                   $32,035                       $31,394              $31,848
8/31/98                   $26,733                       $26,861              $25,417
9/30/98                   $28,501                       $28,582              $28,105
10/31/98                  $30,087                       $30,906              $30,343
11/30/98                  $32,286                       $32,779              $33,951
12/31/98                  $34,771                       $34,667              $36,554
1/31/99                   $37,002                       $36,116              $39,387
2/28/99                   $34,084                       $34,993              $36,159
3/31/99                   $36,101                       $36,393              $37,513
4/30/99                   $36,916                       $37,801              $39,148
5/31/99                   $36,802                       $36,909              $39,795
6/30/99                   $40,530                       $38,957              $43,695
7/31/99                   $40,918                       $37,742              $43,606
8/31/99                   $42,553                       $37,553              $44,397
9/30/99                   $43,400                       $36,524              $45,697
10/31/99                  $48,766                       $38,836              $49,792
11/30/99                  $55,767                       $39,625              $56,315
12/31/99                  $67,862                       $41,958              $64,614
1/31/00                   $67,919                       $39,852              $64,587
2/29/00                   $85,523                       $39,099              $79,523
3/31/00                   $80,803                       $42,923              $76,989
4/30/00                   $71,950                       $41,631              $67,567
5/31/00                   $67,230                       $40,777              $62,622
6/30/00                   $77,273                       $41,785              $75,341
7/31/00                   $75,222                       $41,133              $71,675
8/31/00                   $86,226                       $43,687              $83,617
9/30/00                   $83,543                       $41,380              $78,414
10/31/00                  $76,269                       $41,207              $70,435
11/30/00                  $59,999                       $37,960              $52,389
12/31/00                  $63,083                       $38,146              $54,135
1/31/01                   $64,197                       $39,500              $60,158
2/28/01                   $52,318                       $35,901              $46,749
3/31/01                   $46,691                       $33,629              $39,695
4/30/01                   $51,921                       $36,238              $47,346
5/31/01                   $51,937                       $36,481              $47,282
6/30/01                   $51,617                       $35,595              $47,471
7/31/01                   $49,680                       $35,246              $43,664
8/31/01                   $47,164                       $33,043              $39,823
9/30/01                   $40,638                       $30,376              $31,323
10/31/01                  $43,443                       $30,957              $35,515
11/30/01                  $47,515                       $33,331              $39,890
12/31/01                  $48,430                       $33,624              $41,512
1/31/02                   $47,393                       $33,133              $40,048
2/28/02                   $45,578                       $32,494              $36,292
3/31/02                   $49,085                       $33,716              $40,074
4/30/02                   $46,813                       $31,672              $37,742





AVERAGE ANNUAL TOTAL RETURN

CLASS B              4/30/02
----------------------------
1-Year               -14.11%
3-Year                +6.54%
Since Inception
(1/1/99)              +7.76%

CLASS B (1/1/99-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin California Growth Fund        S&P 500 Index(6)  Franklin CA 250 Index(7)
--------------------------------------------------------------------------------------------
1/1/99                    $10,000                        $10,000            $10,000
1/31/99                   $10,633                        $10,418            $10,775
2/29/99                   $ 9,786                        $10,094            $ 9,892
3/31/99                   $10,362                        $10,498            $10,263
4/30/99                   $10,588                        $10,904            $10,710
5/31/99                   $10,551                        $10,647            $10,887
6/30/99                   $11,610                        $11,238            $11,954
7/31/99                   $11,709                        $10,887            $11,929
8/31/99                   $12,175                        $10,833            $12,146
9/30/99                   $12,406                        $10,536            $12,501
10/31/99                  $13,932                        $11,203            $13,622
11/30/99                  $15,919                        $11,430            $15,406
12/31/99                  $19,359                        $12,103            $17,676
1/31/00                   $19,359                        $11,496            $17,669
2/29/00                   $24,362                        $11,278            $21,755
3/31/00                   $23,001                        $12,381            $21,062
4/30/00                   $20,473                        $12,009            $18,484
5/31/00                   $19,116                        $11,763            $17,132
6/30/00                   $21,957                        $12,053            $20,611
7/31/00                   $21,363                        $11,865            $19,608
8/31/00                   $24,473                        $12,602            $22,875
9/30/00                   $23,694                        $11,937            $21,452
10/31/00                  $21,615                        $11,886            $19,269
11/30/00                  $16,992                        $10,950            $14,332
12/31/00                  $17,857                        $11,003            $14,810
1/31/01                   $18,160                        $11,394            $16,457
2/28/01                   $14,795                        $10,356            $12,789
3/31/01                   $13,193                        $ 9,700            $10,859
4/30/01                   $14,668                        $10,453            $12,953
5/31/01                   $14,659                        $10,523            $12,935
6/30/01                   $14,558                        $10,268            $12,987
7/31/01                   $14,005                        $10,167            $11,945
8/31/01                   $13,290                        $ 9,532            $10,894
9/30/01                   $11,438                        $ 8,762            $ 8,569
10/31/01                  $12,219                        $ 8,930            $ 9,716
11/30/01                  $13,360                        $ 9,615            $10,913
12/31/01                  $13,610                        $ 9,699            $11,356
1/31/02                   $13,312                        $ 9,558            $10,956
2/28/02                   $12,794                        $ 9,373            $ 9,928
3/31/02                   $13,768                        $ 9,726            $10,963
4/30/02                   $12,823                        $ 9,136            $10,325


              Past performance does not guarantee future results.

CLASS C (9/3/96-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date            Franklin California Growth Fund      S&P 500 Index(6)  Franklin CAL 250 Index(7)
--------------------------------------------------------------------------------------------
9/3/96                      $ 9,901                      $10,000              $10,000
9/30/96                     $10,520                      $10,562              $10,774
10/31/96                    $10,641                      $10,854              $10,601
11/30/96                    $11,407                      $11,673              $11,492
12/31/96                    $11,446                      $11,442              $11,631
1/31/97                     $11,619                      $12,156              $12,256
2/28/97                     $11,289                      $12,252              $11,774
3/31/97                     $10,627                      $11,750              $11,121
4/30/97                     $10,806                      $12,450              $11,158
5/31/97                     $11,833                      $13,207              $12,408
6/30/97                     $11,854                      $13,798              $12,849
7/31/97                     $12,876                      $14,895              $14,188
8/31/97                     $12,787                      $14,061              $14,515
9/30/97                     $13,730                      $14,830              $15,433
10/31/97                    $13,230                      $14,335              $14,426
11/30/97                    $13,359                      $14,999              $14,285
12/31/97                    $13,140                      $15,257              $14,001
1/31/98                     $12,947                      $15,425              $14,565
2/28/98                     $13,963                      $16,537              $15,892
3/31/98                     $14,237                      $17,383              $16,111
4/30/98                     $14,488                      $17,559              $16,259
5/31/98                     $13,718                      $17,257              $15,483
6/30/98                     $14,027                      $17,958              $15,875
7/31/98                     $13,350                      $17,767              $15,213
8/31/98                     $11,138                      $15,202              $12,141
9/30/98                     $11,867                      $16,176              $13,425
10/30/98                    $12,521                      $17,491              $14,494
11/30/98                    $13,420                      $18,551              $16,218
12/31/98                    $14,450                      $19,620              $17,461
1/31/99                     $15,370                      $20,440              $18,815
2/28/99                     $14,152                      $19,804              $17,273
3/31/99                     $14,976                      $20,596              $17,919
4/30/99                     $15,311                      $21,393              $18,700
5/31/99                     $15,251                      $20,888              $19,009
6/30/99                     $16,786                      $22,048              $20,872
7/31/99                     $16,935                      $21,360              $20,830
8/31/99                     $17,605                      $21,253              $21,208
9/30/99                     $17,939                      $20,671              $21,829
10/31/99                    $20,151                      $21,979              $23,785
11/30/99                    $23,026                      $22,425              $26,900
12/31/99                    $28,006                      $23,746              $30,865
1/31/00                     $28,012                      $22,554              $30,852
2/29/00                     $35,251                      $22,128              $37,987
3/31/00                     $33,284                      $24,292              $36,776
4/30/00                     $29,620                      $23,561              $32,275
5/31/00                     $27,659                      $23,078              $29,913
6/30/00                     $31,766                      $23,648              $35,989
7/31/00                     $30,905                      $23,279              $34,238
8/31/00                     $35,400                      $24,724              $39,942
9/30/00                     $34,277                      $23,419              $37,457
10/31/00                    $31,270                      $23,321              $33,646
11/30/00                    $24,581                      $21,483              $25,025
12/31/00                    $25,838                      $21,588              $25,859
1/31/01                     $26,269                      $22,355              $28,736
2/28/01                     $21,400                      $20,318              $22,331
3/31/01                     $19,083                      $19,032              $18,962
4/30/01                     $21,210                      $20,509              $22,617
5/31/01                     $21,204                      $20,646              $22,586
6/30/01                     $21,052                      $20,145              $22,676
7/31/01                     $20,248                      $19,947              $20,858
8/31/01                     $19,215                      $18,700              $19,023
9/30/01                     $16,544                      $17,191              $14,962
10/31/01                    $17,671                      $17,520              $16,965
11/30/01                    $19,323                      $18,863              $19,055
12/31/01                    $19,678                      $19,029              $19,830
1/31/02                     $19,247                      $18,752              $19,130
2/28/02                     $18,500                      $18,390              $17,336
3/31/02                     $19,912                      $19,081              $19,143
4/30/02                     $18,975                      $17,925              $18,028



AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/02
----------------------------
1-Year               -12.32%
5-Year               +11.70%
Since Inception
(9/3/96)             +11.99%


6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

7. Source: CDA/Wiesenberger. The Franklin CAL 250 Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

Past performance does not guarantee future results.

FRANKLIN LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN LARGE CAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN COMPANIES WHOSE MARKET CAPITALIZATIONS ARE WITHIN THE TOP 50% OF COMPANIES LISTED IN THE RUSSELL 1000 INDEX AT THE TIME OF PURCHASE.(1)
--------------------------------------------------------------------------------


This annual report for Franklin Large Cap Growth Fund covers the fiscal year ended April 30, 2002. The 12 months under review marked the second year in a row of a particularly difficult economic environment. In March 2001, according to the National Bureau of Economic Research, the country fell into recession. The economic slowdown created bloated inventories for many previously fast-growing companies, exacerbated by weakening demand. Consequent job losses, poor earnings results, and general uncertainty brought on by the September 11 attacks and subsequent military conflict weighed further on the economy. Swift government and Federal Reserve Board actions to bolster the economy helped curtail the recession, which proved to be mild and short-lived. Consumer confidence rebounded

1. The unmanaged Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 72.

strongly, particularly with regard to future expectations. Gross domestic product (GDP) grew at a surprisingly solid pace in the fourth quarter of 2001 and the first quarter of 2002, emphasizing the economy's resilience. Inflation remained well in check and consumer spending continued to be robust. Additionally, many companies reduced high business inventories to more reasonable levels.

Changing fundamentals and valuations negatively impacted stocks during the first half of the Fund's fiscal year. The aftermath of the September 11 terrorist attacks marked the nadir of the equity downturn, and since then, many stocks have moved into positive territory. However, for the second straight 12-month period, value investing outperformed the growth style. During the period under review, the Russell 1000 Growth Index plunged 20.10% while the Russell 1000 Value Index declined only 3.91%.(2) We slightly underperformed our benchmark, the Russell 1000 Growth Index. For the 12 months

2. Source: Standard & Poor's Micropal. The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. The index has been reconstituted annually since 1989. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based On Total Net Assets
4/30/02

Electronic Technology*  19.4%
Health Technology*      15.1%
Finance                 11.5%
Technology Services*     9.9%
Retail Trade             9.2%
Consumer Services        7.9%
Consumer Non-Durables    6.7%
Health Services          2.8%
Distribution Services    2.1%
Producer Manufacturing   2.1%
Communications           1.6%
Industrial Services      1.4%
Process Indusries        1.4%
Other                    0.8%
Short-Term Investments
& Other Net Assets       8.1%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
4/30/02

COMPANY                 % OF TOTAL
SECTOR/INDUSTRY         NET ASSETS
----------------------------------
Concord EFS Inc.              2.6%
TECHNOLOGY SERVICES

Tenet Healthcare Corp.        2.6%
HEALTH SERVICES

Wal-Mart Stores Inc.          2.3%
RETAIL TRADE

Microsoft Corp.               2.1%
TECHNOLOGY SERVICES

Lexmark International Inc.    2.1%
ELECTRONIC TECHNOLOGY

Pfizer Inc.                   2.0%
HEALTH TECHNOLOGY

Baxter International Inc.     2.0%
HEALTH TECHNOLOGY

International Business
Machines Corp.                2.0%
ELECTRONIC TECHNOLOGY

Procter & Gamble Co.          2.0%
CONSUMER NON-DURABLES

Pharmacia Corp.               1.9%
HEALTH TECHNOLOGY

ended April 30, 2002, Franklin Large Cap Growth Fund - Class A posted a -22.12% cumulative total return as shown in the Performance Summary beginning on page
30. However, the Fund's Class A shares returned 12.11% since their September low while the Russell 1000 Growth Index returned 10.92% for the same period.(2)

On April 30, 2002, the Fund held 91.9% of total net assets in equities and 8.1% in short-term investments and other net assets. More than 99% of the portfolio's equity holdings were companies with market capitalizations greater than that of the stock at the Russell 1000's midpoint, the definition of large cap according to the Fund's prospectus. The portfolio was concentrated in higher growth industries.

Throughout the reporting period, the strongest contributors to Fund performance were consumer-oriented stocks, which exhibited defensive qualities in the downturn and cyclical qualities in the upturn. Holdings such as eBay, Kohl's, Tiffany, Coca-Cola, Walt Disney, Radioshack, Anheuser-Busch, Univision Communications and Procter & Gamble benefited the Fund. Our defense sector investments also fared well as the new presidential administration consistently increased the Department of Defense budget to make up for prior years' underspending and in light of the recent terrorist attacks on the U.S. Our shares in Raytheon, General Dynamics and Lockheed Martin each gained more than 20% from the time they were purchased during the 12 months under review.

Health care investments proved to be our greatest strength and our greatest weakness. Tenet Healthcare, a leading hospital management company with superior productivity within a strong industry, was the Fund's best performing stock. Our biotechnology holdings also positively impacted the Fund. Conversely, our pharmaceutical and generics investments were disappointing. The Fund experienced similar results with its technology investments. Stellar performances by Adobe Systems, Accenture and Concord EFS were outweighed by losses from Oracle and BEA Systems.

On the negative side, we held on too long to stocks that had previously shown strong fundamentals and stock performance, such as CIENA, Juniper Networks and I2 Technologies. We underestimated the sharp falloff in demand for these companies' products. The unexpected demand slowdown led to a severe inventory build-up, dramatically curtailing earnings and earnings outlooks, and reducing stock prices.

Looking forward, we believe the Fund is well-positioned to benefit from a strengthening U.S. economy. Despite the turmoil of the past two years, the domestic economy, in our opinion the world's most flexible and dynamic, weathers challenges and continues to grow. Real GDP growth, which slowed in 2001, still managed to record an annualized 1.2% growth rate for the calendar year. Real after-tax personal income rose 3.6% for the same time period while productivity grew 5.2% in fourth quarter 2001. In addition, the unemployment rate, which increased to 6.0% for April 2002, is historically quite moderate.(3) If these numbers hold up well, which they appear to be, we expect the economy to recover satisfactorily. Therefore, we are optimistic about the stock market's future and confident that maintaining our philosophy of investing in industry leaders from the highest-growth sectors should reap rewards for the Fund.


3. Source: Bureau of Labor Statistics.

Thank you for your participation in Franklin Large Cap Growth Fund. We welcome your comments and suggestions and look forward to serving your investment needs in the years ahead.

/S/ THERESA SPATH

Theresa Spath

/S/ EDWARD B. JAMIESON

Edward B. Jamieson

/S/ MATT MOBERG

Matt Moberg

Portfolio Management Team
Franklin Large Cap Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN LARGE CAP
GROWTH FUND

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.55          $8.98    $11.53

CLASS B                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.57          $8.82    $11.39

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.58          $8.82    $11.40

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.89          $8.98     $9.87

ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.53          $9.05    $11.58


Past performance does not guarantee future results.

PERFORMANCE


                                                      INCEPTION
CLASS A                                        1-YEAR  (6/7/99)
---------------------------------------------------------------
Cumulative Total Return(1)                     -22.12%   -9.93%
Average Annual Total Return(2)                 -26.57%   -5.49%
Value of $10,000 Investment(3)                  $7,343   $8,489
Avg. Ann. Total Return (3/31/02)(4)            -15.21%   -3.42%

                                                      INCEPTION
CLASS B                                        1-YEAR  (6/7/99)
---------------------------------------------------------------
Cumulative Total Return(1)                     -22.56%  -11.66%
Average Annual Total Return(2)                 -25.66%   -5.19%
Value of $10,000 Investment(3)                  $7,434   $8,570
Avg. Ann. Total Return (3/31/02)(4)            -14.11%   -3.06%

                                                      INCEPTION
CLASS C                                        1-YEAR  (6/7/99)
---------------------------------------------------------------
Cumulative Total Return(1)                     -22.63%  -11.68%
Average Annual Total Return(2)                 -24.20%   -4.52%
Value of $10,000 Investment(3)                  $7,580   $8,745
Avg. Ann. Total Return (3/31/02)(4)            -12.42%   -2.36%

                                                      INCEPTION
CLASS R                                                (1/1/02)
---------------------------------------------------------------
Cumulative Total Return(1)                               -9.02%
Aggregate Total Return(5)                                -9.93%
Value of $10,000 Investment(3)                           $9,007
Aggregate Total Return (3/31/02)(4,5)                    -3.71%

                                                      INCEPTION
ADVISOR CLASS                                  1-YEAR  (6/7/99)
---------------------------------------------------------------
Cumulative Total Return(1)                     -21.85%   -9.11%
Average Annual Total Return(2)                 -21.85%   -3.24%
Value of $10,000 Investment(3)                  $7,815   $9,089
Avg. Ann. Total Return (3/31/02)(4)             -9.80%   -1.07%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON

FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                   4/30/02
---------------------------------
1-Year                    -26.57%
Since Inception (6/7/99)   -5.49%


CLASS A (6/7/99-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Large Cap Growth Fund        S&P 500 Index(6) Russell 1000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/7/99                    $ 9,425                       $10,000                 $10,000
6/30/99                   $ 9,981                       $10,426                 $10,537
7/31/99                   $ 9,774                       $10,101                 $10,202
8/31/99                   $ 9,708                       $10,050                 $10,368
9/30/99                   $ 9,670                       $ 9,775                 $10,150
10/31/99                  $10,584                       $10,394                 $10,917
11/30/99                  $11,282                       $10,605                 $11,506
12/31/99                  $13,146                       $11,229                 $12,703
1/31/00                   $12,826                       $10,665                 $12,107
2/29/00                   $15,023                       $10,464                 $12,699
3/31/00                   $15,127                       $11,487                 $13,609
4/30/00                   $14,005                       $11,141                 $12,961
5/31/00                   $13,212                       $10,913                 $12,308
6/30/00                   $14,674                       $11,183                 $13,240
7/31/00                   $14,599                       $11,008                 $12,688
8/31/00                   $16,636                       $11,692                 $13,837
9/30/00                   $16,032                       $11,074                 $12,528
10/31/00                  $14,919                       $11,028                 $11,935
11/30/00                  $12,515                       $10,159                 $10,176
12/31/00                  $12,705                       $10,209                 $ 9,854
1/31/01                   $13,065                       $10,571                 $10,535
2/28/01                   $11,042                       $ 9,608                 $ 8,746
3/31/01                   $10,077                       $ 9,000                 $ 7,795
4/30/01                   $10,900                       $ 9,698                 $ 8,781
5/31/01                   $10,682                       $ 9,763                 $ 8,652
6/30/01                   $10,314                       $ 9,526                 $ 8,451
7/31/01                   $10,030                       $ 9,433                 $ 8,240
8/31/01                   $ 9,141                       $ 8,843                 $ 7,566
9/30/01                   $ 7,979                       $ 8,130                 $ 6,811
10/31/01                  $ 8,291                       $ 8,285                 $ 7,168
11/30/01                  $ 9,122                       $ 8,920                 $ 7,857
12/31/01                  $ 9,283                       $ 8,999                 $ 7,842
1/31/02                   $ 9,000                       $ 8,867                 $ 7,703
2/28/02                   $ 8,536                       $ 8,696                 $ 7,384
3/31/02                   $ 9,066                       $ 9,023                 $ 7,639
4/30/02                   $ 8,489                       $ 8,476                 $ 7,016



AVERAGE ANNUAL TOTAL RETURN

CLASS B                  4/30/02
--------------------------------
1-Year                   -25.66%
Since Inception (6/7/99)  -5.19%


CLASS B (6/7/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Large Cap Growth Fund        S&P 500 Index(6)  Russell 1000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/7/99                  $10,000                          $10,000              $10,000
6/30/99                 $10,580                          $10,426              $10,537
7/31/99                 $10,360                          $10,101              $10,202
8/31/99                 $10,280                          $10,050              $10,368
9/30/99                 $10,240                          $ 9,775              $10,150
10/31/99                $11,190                          $10,394              $10,917
11/30/99                $11,930                          $10,605              $11,506
12/31/99                $13,890                          $11,229              $12,703
1/31/00                 $13,540                          $10,665              $12,107
2/29/00                 $15,850                          $10,464              $12,699
3/31/00                 $15,950                          $11,487              $13,609
4/30/00                 $14,770                          $11,141              $12,961
5/31/00                 $13,920                          $10,913              $12,308
6/30/00                 $15,460                          $11,183              $13,240
7/31/00                 $15,370                          $11,008              $12,688
8/31/00                 $17,510                          $11,692              $13,837
9/30/00                 $16,860                          $11,074              $12,528
10/31/00                $15,680                          $11,028              $11,935
11/30/00                $13,150                          $10,159              $10,176
12/31/00                $13,332                          $10,209              $ 9,854
1/31/01                 $13,702                          $10,571              $10,535
2/28/01                 $11,579                          $ 9,608              $ 8,746
3/31/01                 $10,557                          $ 9,000              $ 7,795
4/30/01                 $11,409                          $ 9,698              $ 8,781
5/31/01                 $11,188                          $ 9,763              $ 8,652
6/30/01                 $10,788                          $ 9,526              $ 8,451
7/31/01                 $10,487                          $ 9,433              $ 8,240
8/31/01                 $ 9,556                          $ 8,843              $ 7,566
9/30/01                 $ 8,334                          $ 8,130              $ 6,811
10/31/01                $ 8,654                          $ 8,285              $ 7,168
11/30/01                $ 9,516                          $ 8,920              $ 7,857
12/31/01                $ 9,676                          $ 8,999              $ 7,842
1/31/02                 $ 9,375                          $ 8,867              $ 7,703
2/28/02                 $ 8,884                          $ 8,696              $ 7,384
3/31/02                 $ 9,445                          $ 9,023              $ 7,639
4/30/02                 $ 8,570                          $ 8,476              $ 7,016



Past performance does not guarantee future results.

CLASS C (6/7/99-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Large Cap Growth Fund        S&P 500 Index(6) Russell 1000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/7/99                    $ 9,901                       $10,000                 $10,000
6/30/99                   $10,475                       $10,426                 $10,537
7/31/99                   $10,248                       $10,101                 $10,202
8/31/99                   $10,168                       $10,050                 $10,368
9/30/99                   $10,129                       $ 9,775                 $10,150
10/31/99                  $11,079                       $10,394                 $10,917
11/30/99                  $11,802                       $10,605                 $11,506
12/31/99                  $13,752                       $11,229                 $12,703
1/31/00                   $13,406                       $10,665                 $12,107
2/29/00                   $15,693                       $10,464                 $12,699
3/31/00                   $15,792                       $11,487                 $13,609
4/30/00                   $14,624                       $11,141                 $12,961
5/31/00                   $13,792                       $10,913                 $12,308
6/30/00                   $15,307                       $11,183                 $13,240
7/31/00                   $15,218                       $11,008                 $12,688
8/31/00                   $17,337                       $11,692                 $13,837
9/30/00                   $16,693                       $11,074                 $12,528
10/31/00                  $15,525                       $11,028                 $11,935
11/30/00                  $13,020                       $10,159                 $10,176
12/31/00                  $13,206                       $10,209                 $ 9,854
1/31/01                   $13,573                       $10,571                 $10,535
2/28/01                   $11,471                       $ 9,608                 $ 8,746
3/31/01                   $10,460                       $ 9,000                 $ 7,795
4/30/01                   $11,303                       $ 9,698                 $ 8,781
5/31/01                   $11,075                       $ 9,763                 $ 8,652
6/30/01                   $10,678                       $ 9,526                 $ 8,451
7/31/01                   $10,391                       $ 9,433                 $ 8,240
8/31/01                   $ 9,459                       $ 8,843                 $ 7,566
9/30/01                   $ 8,249                       $ 8,130                 $ 6,811
10/31/01                  $ 8,576                       $ 8,285                 $ 7,168
11/30/01                  $ 9,429                       $ 8,920                 $ 7,857
12/31/01                  $ 9,578                       $ 8,999                 $ 7,842
1/31/02                   $ 9,290                       $ 8,867                 $ 7,703
2/28/02                   $ 8,804                       $ 8,696                 $ 7,384
3/31/02                   $ 9,350                       $ 9,023                 $ 7,639
4/30/02                   $ 8,745                       $ 8,476                 $ 7,016



AVERAGE ANNUAL TOTAL RETURN

CLASS C                   4/30/02
---------------------------------
1-Year                    -24.20%
Since Inception (6/7/99)   -4.52%


ADVISOR CLASS (6/7/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Date          Franklin Large Cap Growth Fund           S&P 500 Index(6)  Russell 1000 Growth Index(6)
-----------------------------------------------------------------------------------------------------
6/7/99                    $10,000                          $10,000              $10,000
6/30/99                   $10,590                          $10,426              $10,537
7/31/99                   $10,370                          $10,101              $10,202
8/31/99                   $10,300                          $10,050              $10,368
9/30/99                   $10,270                          $ 9,775              $10,150
10/31/99                  $11,240                          $10,394              $10,917
11/30/99                  $11,980                          $10,605              $11,506
12/31/99                  $13,969                          $11,229              $12,703
1/31/00                   $13,629                          $10,665              $12,107
2/29/00                   $15,972                          $10,464              $12,699
3/31/00                   $16,082                          $11,487              $13,609
4/30/00                   $14,901                          $11,141              $12,961
5/31/00                   $14,059                          $10,913              $12,308
6/30/00                   $15,622                          $11,183              $13,240
7/31/00                   $15,552                          $11,008              $12,688
8/31/00                   $17,725                          $11,692              $13,837
9/30/00                   $17,084                          $11,074              $12,528
10/31/00                  $15,902                          $11,028              $11,935
11/30/00                  $13,338                          $10,159              $10,176
12/31/00                  $13,548                          $10,209              $ 9,854
1/31/01                   $13,939                          $10,571              $10,535
2/28/01                   $11,780                          $ 9,608              $ 8,746
3/31/01                   $10,756                          $ 9,000              $ 7,795
4/30/01                   $11,629                          $ 9,698              $ 8,781
5/31/01                   $11,409                          $ 9,763              $ 8,652
6/30/01                   $11,007                          $ 9,526              $ 8,451
7/31/01                   $10,716                          $ 9,433              $ 8,240
8/31/01                   $ 9,772                          $ 8,843              $ 7,566
9/30/01                   $ 8,526                          $ 8,130              $ 6,811
10/31/01                  $ 8,868                          $ 8,285              $ 7,168
11/30/01                  $ 9,762                          $ 8,920              $ 7,857
12/31/01                  $ 9,922                          $ 8,999              $ 7,842
1/31/02                   $ 9,621                          $ 8,867              $ 7,703
2/28/02                   $ 9,119                          $ 8,696              $ 7,384
3/31/02                   $ 9,701                          $ 9,023              $ 7,639
4/30/02                   $ 9,089                          $ 8,476              $ 7,016



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS             4/30/02
---------------------------------
1-Year                    -21.85%
Since Inception (6/7/99)   -3.24%



6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN SMALL CAP GROWTH FUND II SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALL-CAPITALIZATION COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO THAT OF THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE.(1)
--------------------------------------------------------------------------------


This annual report of Franklin Small Cap Growth Fund II covers the fiscal year ended April 30, 2002. The 12-month period was an uncertain time for the nation's political stature, economic health and capital market confidence. At the beginning of the period, consumers and businesses began comprehending that the U.S. economy would slow after an unparalleled multi-year economic expansion. A confluence of factors catalyzed the imminent economic slowdown including the bursting of the Internet bubble, excess inventory throughout the economy, over-investment in technology, a sharp rise in energy prices, the deteriorating financial condition of communications companies, and the increasing skepticism of financial statement credibility.

The September 11 terrorist attacks threatened to deliver a critical blow to the faltering economy. However, concerted monetary, fiscal and political policies swiftly stabilized the country's economy, capital markets and political standing in the world.

1. The Russell 2000 Index represents the 2,000 smallest stocks in the Russell 3000 Index that represent approximately 7% of U.S. equity market capitalization. The index has been reconstituted annually since 1989.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 81.

These policies resulted in lower financing costs, falling energy prices and rising consumer confidence, which together prompted strong consumer spending in the second half of the Fund's fiscal year. Thanks largely to the government and consumers, the domestic economy experienced what may be one of the shallowest and briefest recessions on record.

For the 12 months ended April 30, 2002, Franklin Small Cap Growth Fund II - Class A posted a -4.67% cumulative total return, as shown in the Performance Summary beginning on page 38, compared with the -8.52% return of its benchmark, the Russell 2000 Growth Index. Although the Fund produced a negative return, it compared favorably with its benchmark and the broader market's -12.62% return as measured by the Standard & Poor's 500 Composite Index (S&P 500) over the same period.(2)

During the period under review, small-cap stocks outperformed large-cap stocks because investors widely perceived small-cap companies to have faster growth rates, more attractive valuations and more transparent accounting than large-cap companies. Furthermore, many investors feel small caps should outperform the market as the economy recovers from a recession.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based On Total Net Assets
4/30/02

Electronic Technology*   25.6%
Producer Manufacturing    9.6%
Technology Services*      9.0%
Process Industries        5.6%
Commercial Services       5.1%
Consumer Services         5.0%
Finance                   4.6%
Energy Minerals           4.5%
Transportation            4.4%
Industrial Services       3.7%
Health Technology*        2.7%
Non-Energy Minerals       2.1%
Retail Trade              1.3%
Utilities                 1.0%
Real Estate               0.4%
Short-Term Investments
& Other Net Assets       15.4%

2. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
4/30/02

COMPANY                   OF TOTAL
SECTOR/INDUSTRY         NET ASSETS
----------------------------------
Varian Semiconductor
Equipment Associates Inc.     3.7%
ELECTRONIC TECHNOLOGY

Stone Energy Corp.            2.0%
ENERGY MINERALS

National Instruments Corp.    1.8%
TECHNOLOGY SERVICES

Forward Air Corp.             1.8%
TRANSPORTATION

Rudolph Technologies Inc.     1.7%
ELECTRONIC TECHNOLOGY

Advanced Energy
Industries Inc.               1.6%
ELECTRONIC TECHNOLOGY

Integrated Circuit
Systems Inc.                  1.5%
ELECTRONIC TECHNOLOGY

Varian Inc.                   1.4%
PRODUCER MANUFACTURING

Varian Medical Systems Inc.   1.4%
HEALTH TECHNOLOGY

Patterson UTI Energy Inc.     1.4%
INDUSTRIAL SERVICES




We are relieved that consumer-led spending served to moderate the recession's length and depth. However, to be confident that the economic recovery has momentum, we need evidence that corporate investment will stabilize and grow. Presently, only a few companies in select sectors feel optimistic about investing in new growth projects. During the period, we bought securities we believed should benefit from early signs of renewed business investment. For example, the Fund purchased shares in semiconductor equipment, oil field services and shippers. If corporate investment gains more momentum, we will likely increase the Fund's allocation to economically sensitive sectors such as staffing, advertising, transportation and manufacturing. However, we are increasingly worried about consumer spending, which was boosted last year by rapidly declining interest rates and energy prices. Consequently, we reduced our holdings in consumer-sensitive sectors such as retail.

Looking forward, we will continue to scour the small-cap universe for opportunities to invest in rapidly growing companies, with a particular emphasis on companies whose growth we believe should accelerate as economic growth resumes.

Thank you for your participation in Franklin Small Cap Growth Fund II. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/S/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund II


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN SMALL CAP
GROWTH FUND II


CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PERFORMANCE SUMMARY AS OF 4/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.48          $9.79    $10.27

CLASS B                        CHANGE         4/30/02   4/30/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.54          $9.66    $10.20

CLASS C                        CHANGE         4/30/02   4/30/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.54          $9.67    $10.21

CLASS R                        CHANGE         4/30/02   1/1/02
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.09          $9.79     $9.88

ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.45          $9.86    $10.31

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

PERFORMANCE

                                                       INCEPTION
CLASS A                                        1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                      -4.67%   -2.10%
Average Annual Total Return(2)                 -10.18%   -3.95%
Value of $10,000 Investment(3)                  $8,982   $9,227
Avg. Ann. Total Return (3/31/02)(4)             +4.99%   -2.59%

                                                       INCEPTION
CLASS B                                        1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                      -5.29%   -3.40%
Average Annual Total Return(2)                  -9.08%   -3.71%
Value of $10,000 Investment(3)                  $9,092   $9,274
Avg. Ann. Total Return (3/31/02)(4)             +6.65%   -2.26%

                                                       INCEPTION
CLASS C                                        1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                      -5.29%   -3.30%
Average Annual Total Return(2)                  -7.15%   -2.15%
Value of $10,000 Investment(3)                  $9,285   $9,574
Avg. Ann. Total Return (3/31/02)(4)             +8.45%   -0.67%

                                                       INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return(1)                               -0.91%
Aggregate Total Return(5)                                -1.90%
Value of $10,000 Investment(3)                           $9,810
Aggregate Total Return (3/31/02)(4,5)                    +1.13%

                                                       INCEPTION
ADVISOR CLASS                                  1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                      -4.36%   -1.40%
Average Annual Total Return(2)                  -4.36%   -0.70%
Value of $10,000 Investment(3)                  $9,564   $9,860
Avg. Ann. Total Return (3/31/02)(4)            +11.65%   +0.83%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN SMALL CAP
GROWTH FUND II

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                  4/30/02
--------------------------------
1-Year                   -10.18%
Since Inception (5/1/00)  -3.95%


CLASS A (5/1/00-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date        Franklin Small Cap Growth Fund II       S&P 500 Index(6)     Russell 2000 Growth Index(6)
-----------------------------------------------------------------------------------------------------
5/1/00                     $ 9,425                        $10,000                   $10,000
5/31/00                    $ 8,982                        $ 9,795                   $ 9,124
6/30/00                    $11,178                        $10,037                   $10,303
7/31/00                    $10,688                        $ 9,880                   $ 9,420
8/31/00                    $12,319                        $10,494                   $10,411
9/30/00                    $11,744                        $ 9,940                   $ 9,893
10/31/00                   $11,008                        $ 9,898                   $ 9,090
11/30/00                   $ 9,048                        $ 9,118                   $ 7,439
12/31/00                   $ 9,623                        $ 9,163                   $ 7,895
1/31/01                    $10,707                        $ 9,488                   $ 8,533
2/28/01                    $ 9,161                        $ 8,624                   $ 7,363
3/31/01                    $ 8,539                        $ 8,078                   $ 6,694
4/30/01                    $ 9,680                        $ 8,705                   $ 7,513
5/31/01                    $ 9,623                        $ 8,763                   $ 7,688
6/30/01                    $ 9,906                        $ 8,550                   $ 7,898
7/31/01                    $ 9,444                        $ 8,466                   $ 7,224
8/31/01                    $ 8,954                        $ 7,937                   $ 6,772
9/30/01                    $ 7,333                        $ 7,297                   $ 5,679
10/31/01                   $ 8,096                        $ 7,436                   $ 6,226
11/30/01                   $ 8,822                        $ 8,006                   $ 6,746
12/31/01                   $ 9,303                        $ 8,077                   $ 7,166
1/31/02                    $ 9,161                        $ 7,959                   $ 6,911
2/28/02                    $ 8,775                        $ 7,805                   $ 6,464
3/31/02                    $ 9,510                        $ 8,099                   $ 7,025
4/30/02                    $ 9,227                        $ 7,608                   $ 6,874



AVERAGE ANNUAL TOTAL RETURN

CLASS B                  4/30/02
--------------------------------
1-Year                    -9.08%
Since Inception (5/1/00)  -3.71%

CLASS B (5/1/00-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Small Cap Growth Fund II       S&P 500 Index(6)       Russell 2000 Growth Index(6)
--------------------------------------------------------------------------------------------------------
5/1/00                     $10,000                        $10,000                  $10,000
5/31/00                    $ 9,530                        $ 9,795                  $ 9,124
6/30/00                    $11,850                        $10,037                  $10,303
7/31/00                    $11,330                        $ 9,880                  $ 9,420
8/31/00                    $13,040                        $10,494                  $10,411
9/30/00                    $12,430                        $ 9,940                  $ 9,893
10/31/00                   $11,640                        $ 9,898                  $ 9,090
11/30/00                   $ 9,570                        $ 9,118                  $ 7,439
12/31/00                   $10,170                        $ 9,163                  $ 7,895
1/31/01                    $11,300                        $ 9,488                  $ 8,533
2/28/01                    $ 9,670                        $ 8,624                  $ 7,363
3/31/01                    $ 9,010                        $ 8,078                  $ 6,694
4/30/01                    $10,200                        $ 8,705                  $ 7,513
5/31/01                    $10,140                        $ 8,763                  $ 7,688
6/30/01                    $10,430                        $ 8,550                  $ 7,898
7/31/01                    $ 9,940                        $ 8,466                  $ 7,224
8/31/01                    $ 9,420                        $ 7,937                  $ 6,772
9/30/01                    $ 7,710                        $ 7,297                  $ 5,679
10/31/01                   $ 8,510                        $ 7,436                  $ 6,226
11/30/01                   $ 9,270                        $ 8,006                  $ 6,746
12/31/01                   $ 9,760                        $ 8,077                  $ 7,166
1/31/02                    $ 9,610                        $ 7,959                  $ 6,911
2/28/02                    $ 9,200                        $ 7,805                  $ 6,464
3/31/02                    $ 9,970                        $ 8,099                  $ 7,025
4/30/02                    $ 9,274                        $ 7,608                  $ 6,874




Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  4/30/02
--------------------------------
1-Year                    -7.15%
Since Inception (5/1/00)  -2.15%

CLASS C (5/1/00-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date            Franklin Small Cap Growth Fund II     S&P 500 Index(6)     Russell 2000 Growth Index(6)
-------------------------------------------------------------------------------------------------------
5/1/00                     $ 9,901                        $10,000                  $10,000
5/31/00                    $ 9,436                        $ 9,795                  $ 9,124
6/30/00                    $11,723                        $10,037                  $10,303
7/31/00                    $11,218                        $ 9,880                  $ 9,420
8/31/00                    $12,911                        $10,494                  $10,411
9/30/00                    $12,307                        $ 9,940                  $ 9,893
10/31/00                   $11,535                        $ 9,898                  $ 9,090
11/30/00                   $ 9,475                        $ 9,118                  $ 7,439
12/31/00                   $10,079                        $ 9,163                  $ 7,895
1/31/01                    $11,198                        $ 9,488                  $ 8,533
2/28/01                    $ 9,584                        $ 8,624                  $ 7,363
3/31/01                    $ 8,931                        $ 8,078                  $ 6,694
4/30/01                    $10,109                        $ 8,705                  $ 7,513
5/31/01                    $10,050                        $ 8,763                  $ 7,688
6/30/01                    $10,337                        $ 8,550                  $ 7,898
7/31/01                    $ 9,851                        $ 8,466                  $ 7,224
8/31/01                    $ 9,327                        $ 7,937                  $ 6,772
9/30/01                    $ 7,644                        $ 7,297                  $ 5,679
10/31/01                   $ 8,436                        $ 7,436                  $ 6,226
11/30/01                   $ 9,178                        $ 8,006                  $ 6,746
12/31/01                   $ 9,673                        $ 8,077                  $ 7,166
1/31/02                    $ 9,525                        $ 7,959                  $ 6,911
2/28/02                    $ 9,119                        $ 7,805                  $ 6,464
3/31/02                    $ 9,871                        $ 8,099                  $ 7,025
4/30/02                    $ 9,574                        $ 7,608                  $ 6,874



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS            4/30/02
--------------------------------
1-Year                    -4.36%
Since Inception (5/1/00)  -0.70%


ADVISOR CLASS (5/1/00-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Small Cap Growth Fund II           S&P 500 Index(6)     Russell 2000 Growth Index(6)
-----------------------------------------------------------------------------------------------------------
5/1/00                     $10,000                              $10,000                  $10,000
5/31/00                    $ 9,530                              $ 9,795                  $ 9,124
6/30/00                    $11,870                              $10,037                  $10,303
7/31/00                    $11,350                              $ 9,880                  $ 9,420
8/31/00                    $13,080                              $10,494                  $10,411
9/30/00                    $12,490                              $ 9,940                  $ 9,893
10/31/00                   $11,710                              $ 9,898                  $ 9,090
11/30/00                   $ 9,630                              $ 9,118                  $ 7,439
12/31/00                   $10,240                              $ 9,163                  $ 7,895
1/31/01                    $11,390                              $ 9,488                  $ 8,533
2/28/01                    $ 9,760                              $ 8,624                  $ 7,363
3/31/01                    $ 9,100                              $ 8,078                  $ 6,694
4/30/01                    $10,310                              $ 8,705                  $ 7,513
5/31/01                    $10,250                              $ 8,763                  $ 7,688
6/30/01                    $10,560                              $ 8,550                  $ 7,898
7/31/01                    $10,070                              $ 8,466                  $ 7,224
8/31/01                    $ 9,550                              $ 7,937                  $ 6,772
9/30/01                    $ 7,830                              $ 7,297                  $ 5,679
10/31/01                   $ 8,640                              $ 7,436                  $ 6,226
11/30/01                   $ 9,420                              $ 8,006                  $ 6,746
12/31/01                   $ 9,930                              $ 8,077                  $ 7,166
1/31/02                    $ 9,780                              $ 7,959                  $ 6,911
2/28/02                    $ 9,370                              $ 7,805                  $ 6,464
3/31/02                    $10,160                              $ 8,099                  $ 7,025
4/30/02                    $ 9,860                              $ 7,608                  $ 6,874



6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not guarantee future results.

FRANKLIN SMALL-MID CAP
GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN SMALL-MID CAP GROWTH FUND (FORMERLY FRANKLIN SMALL CAP GROWTH FUND I) SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALL AND MID-SIZED COMPANIES. THE FUND DEFINES SMALL-CAP COMPANIES AS THOSE HAVING MARKET VALUES LESS THAN $1.5 BILLION OR THOSE WITH THE HIGHEST MARKET CAP VALUE IN THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE.(1) MID-CAP COMPANIES ARE THOSE WITH MARKET CAP VALUES GREATER THAN SMALL-CAP COMPANIES BUT NOT EXCEEDING $8.5 BILLION.
--------------------------------------------------------------------------------


This annual report of Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2002. The 12-month period was an uncertain time for the nation's political stature, economic health and capital market confidence. At the beginning of the period, consumers and businesses began comprehending that the U.S. economy would slow after an unparalleled multi-year economic expansion. A confluence of factors catalyzed the imminent economic slowdown including the bursting of the Internet bubble, excess inventory throughout the economy, over-investment in technology, a sharp rise in energy prices, the deteriorating financial condition of communications companies, and the increasing skepticism of financial statement credibility.


1. The Russell 2000 Index represents the 2,000 smallest stocks in the Russell 3000 Index that represent approximately 7% of U.S. equity market capitalization. The index has been reconstituted annually since 1989.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 90.

The September 11 terrorist attacks threatened to deliver a critical blow to the faltering economy. However, concerted monetary, fiscal and political policies swiftly stabilized the country's economy, capital markets and political standing in the world. These policies resulted in lower financing costs, falling energy prices and rising consumer confidence, which together prompted strong consumer spending in the second half of the Fund's fiscal year. Thanks largely to the government and consumers, the domestic economy experienced what may be one of the shallowest and briefest recessions on record.

For the 12 months ended April 30, 2002, Franklin Small-Mid Cap Growth Fund - Class A posted a -15.28% cumulative total return, as shown in the Performance Summary beginning on page 46, compared with the -9.35% return of its benchmark, the Russell 2500[REGISTRATION MARK] Growth Index. The broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500), returned -12.62% over the same period.(2)

Although the Fund modestly increased its exposure to retail and health care services, its relative underperformance was largely attributable to underexposure to these and other consumer- sensitive sectors, which performed strongly during the year


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based On Total Net Assets
4/30/02

Electronic Technology*  22.6%
Technology Services*    10.8%
Finance                  9.2%
Industrial Services      6.4%
Health Technology*       6.3%
Consumer Services        4.9%
Health Services          4.4%
Producer Manufacturing   4.3%
Transportation           3.8%
Commercial Services      3.5%
Energy Minerals          3.0%
Retail Trade             2.7%
Consumer Non-Durables    2.3%
Distribution Services    1.9%
Process Industries       1.9%
Real Estate              1.4%
Other                    2.2%
Short-Term Investments
& Other Net Assets       8.4%

2. Source: Standard & Poor's Micropal. The unmanaged Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 EQUITY HOLDINGS
Franklin Small-Mid Cap
Growth Fund
4/30/02

COMPANY             % OF TOTAL
SECTOR/INDUSTRY     NET ASSETS
------------------------------
Affiliated Computer
Services Inc., A          2.0%
TECHNOLOGY SERVICES

Expeditors International
of Washington Inc.        1.6%
TRANSPORTATION

Tektronix Inc.            1.3%
ELECTRONIC TECHNOLOGY

Varco International Inc.  1.3%
INDUSTRIAL SERVICES

Mettler-Toledo
International Inc.
(Switzerland)             1.2%
PRODUCER MANUFACTURING

Novellus Systems Inc.     1.2%
ELECTRONIC TECHNOLOGY

Federated
Investors Inc., B         1.2%
FINANCE

Concord EFS Inc.          1.2%
TECHNOLOGY SERVICES

Hispanic
Broadcasting Corp., A     1.2%
CONSUMER SERVICES

Radian Group Inc.         1.1%
FINANCE


under review. Additional underperformance was due to excessive exposure to sectors overly reliant on business spending. For example, the Fund's communications services and software holdings dramatically underperformed the benchmark index during the period as corporate spending in these areas weakened. In retrospect, we were too pessimistic about consumer spending while too optimistic about enterprise spending.

Despite having underestimated the consumer last year, we are relieved that consumer-led spending served to moderate the recession's length and depth. We are now looking for evidence that corporate spending can pick up before consumer spending loses speed. However, to be confident that the economic recovery has momentum, we need evidence that corporate investment will stabilize and grow. Presently, only a few companies in select sectors feel optimistic about investing in new growth projects. Nonetheless, we believe that recent valuations suggest there is more risk in consumer-sensitive sectors than in corporate spending-sensitive sectors. As we monitor the economy for signs of incremental changes in consumer and corporate spending, we will likely increase the Fund's allocation to economically sensitive sectors such as staffing, advertising, transportation and manufacturing.

Looking forward, we are strongly motivated to improve the Fund's performance in the coming fiscal year. Thus, we will continue to seek the best opportunities to invest in rapidly growing small- and mid-cap companies whose growth we believe should accelerate as domestic economic growth resumes.

Thank you for your participation in Franklin Small-Mid Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/S/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN SMALL-MID CAP
GROWTH FUND


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge (CDSC) for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$5.30         $28.85    $34.15
DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                $0.0840

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$5.32         $28.09    $33.41

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.35         $28.81    $31.16

ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$5.37         $29.00    $34.37

DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                $0.1875


               Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +55.38% and +8.62%.

PERFORMANCE

CLASS A                               1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return(1)            -15.28%  +65.51% +321.91%
Average Annual Total Return(2)        -20.15%   +9.30%  +14.81%
Value of $10,000 Investment(3)         $7,985  $15,596  $39,783
Avg. Ann. Total Return (3/31/02)(4)    -4.03%  +10.52%  +15.04%

                                                      INCEPTION
CLASS C                               1-YEAR   5-YEAR  (10/2/95)
----------------------------------------------------------------
Cumulative Total Return(1)            -15.92%  +59.44%  +86.22%
Average Annual Total Return(2)        -17.60%   +9.56%   +9.74%
Value of $10,000 Investment(3)         $8,240  $15,785  $18,435
Avg. Ann. Total Return (3/31/02)(4)    -0.96%  +10.80%  +10.72%

                                                      INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return(1)                               -7.54%
Aggregate Total Return(5)                                -8.47%
Value of $10,000 Investment(3)                           $9,153
Aggregate Total Return (3/31/02)(4, 5)                   -3.76%

ADVISOR CLASS(6)                      1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return(1)            -15.10%  +67.74% +333.07%
Average Annual Total Return(2)        -15.10%  +10.90%  +15.79%
Value of $10,000 Investment(3)         $8,490  $16,774  $43,307
Avg. Ann. Total Return (3/31/02)(4)    +2.02%  +12.15%  +16.02%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/02
----------------------------
1-Year               -20.15%
5-Year                +9.30%
10-Year              +14.81%


Class A (5/1/92-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Small-Mid Cap Growth Fund           S&P 500 Index(7)     Russell 2500 Growth Index(7)
------------------------------------------------------------------------------------------------------------
5/1/92                     $ 9,429                              $10,000                  $10,000
5/31/92                    $ 9,390                              $10,049                  $10,018
6/30/92                    $ 9,160                              $ 9,899                  $ 9,473
7/31/92                    $ 9,319                              $10,303                  $ 9,842
8/31/92                    $ 9,180                              $10,093                  $ 9,551
9/30/92                    $ 9,200                              $10,212                  $ 9,697
10/31/92                   $ 9,665                              $10,247                  $10,109
11/30/92                   $10,458                              $10,595                  $10,923
12/31/92                   $10,936                              $10,726                  $11,246
1/31/93                    $11,234                              $10,816                  $11,324
2/28/93                    $10,241                              $10,963                  $10,756
3/31/93                    $10,727                              $11,194                  $11,104
4/30/93                    $10,151                              $10,923                  $10,690
5/31/93                    $11,105                              $11,215                  $11,349
6/30/93                    $11,060                              $11,247                  $11,376
7/31/93                    $11,060                              $11,202                  $11,385
8/31/93                    $11,996                              $11,627                  $11,985
9/30/93                    $12,444                              $11,537                  $12,293
10/31/93                   $12,673                              $11,776                  $12,535
11/30/93                   $12,733                              $11,664                  $12,080
12/31/93                   $13,317                              $11,805                  $12,612
1/31/94                    $13,841                              $12,207                  $12,975
2/28/94                    $13,985                              $11,876                  $12,997
3/31/94                    $13,296                              $11,359                  $12,240
4/30/94                    $13,121                              $11,505                  $12,227
5/31/94                    $12,884                              $11,692                  $11,981
6/30/94                    $12,436                              $11,406                  $11,449
7/31/94                    $12,901                              $11,780                  $11,698
8/31/94                    $13,906                              $12,262                  $12,557
9/30/94                    $14,079                              $11,963                  $12,551
10/31/94                   $14,750                              $12,231                  $12,767
11/30/94                   $14,415                              $11,785                  $12,201
12/31/94                   $14,545                              $11,960                  $12,449
1/31/95                    $14,276                              $12,270                  $12,327
2/28/95                    $15,574                              $12,747                  $12,998
3/31/95                    $16,368                              $13,123                  $13,502
4/30/95                    $16,670                              $13,509                  $13,655
5/31/95                    $17,051                              $14,048                  $13,864
6/30/95                    $18,431                              $14,374                  $14,705
7/31/95                    $19,983                              $14,849                  $15,864
8/31/95                    $20,465                              $14,886                  $15,996
9/30/95                    $20,615                              $15,515                  $16,338
10/31/95                   $19,810                              $15,459                  $15,761
11/30/95                   $20,454                              $16,136                  $16,406
12/31/95                   $20,683                              $16,447                  $16,624
1/31/96                    $20,501                              $17,007                  $16,675
2/29/96                    $21,631                              $17,165                  $17,409
3/31/96                    $22,154                              $17,329                  $17,787
4/30/96                    $24,015                              $17,584                  $19,005
5/31/96                    $25,145                              $18,036                  $19,684
6/30/96                    $23,978                              $18,105                  $18,698
7/31/96                    $21,826                              $17,304                  $16,839
8/31/96                    $23,893                              $17,670                  $17,999
9/30/96                    $25,194                              $18,663                  $18,955
10/31/96                   $24,732                              $19,178                  $18,366
11/30/96                   $25,887                              $20,626                  $19,040
12/31/96                   $26,281                              $20,217                  $19,133
1/31/97                    $26,814                              $21,479                  $19,705
2/28/97                    $25,685                              $21,648                  $18,842
3/31/97                    $23,884                              $20,761                  $17,602
4/30/97                    $24,036                              $21,998                  $17,681
5/31/97                    $27,423                              $23,336                  $19,801
6/30/97                    $28,349                              $24,381                  $20,465
7/31/97                    $30,061                              $26,319                  $21,764
8/31/97                    $30,302                              $24,846                  $22,295
9/30/97                    $33,118                              $26,205                  $23,869
10/31/97                   $31,571                              $25,329                  $22,380
11/30/97                   $30,797                              $26,502                  $22,037
12/31/97                   $30,430                              $26,958                  $21,958
1/31/98                    $30,204                              $27,254                  $21,670
2/28/98                    $32,606                              $29,220                  $23,530
3/31/98                    $33,827                              $30,716                  $24,403
4/30/98                    $34,411                              $31,026                  $24,625
5/31/98                    $32,115                              $30,492                  $23,044
6/30/98                    $32,275                              $31,730                  $23,212
7/31/98                    $29,156                              $31,394                  $21,483
8/31/98                    $22,613                              $26,861                  $16,602
9/30/98                    $24,670                              $28,582                  $18,058
10/31/98                   $26,223                              $30,906                  $19,277
11/30/98                   $28,267                              $32,779                  $20,647
12/31/98                   $30,424                              $34,667                  $22,636
1/31/99                    $32,109                              $36,116                  $23,290
2/28/99                    $29,264                              $34,993                  $21,401
3/31/99                    $30,976                              $36,393                  $22,398
4/30/99                    $33,227                              $37,801                  $24,186
5/31/99                    $33,093                              $36,909                  $24,435
6/30/99                    $35,856                              $38,957                  $26,162
7/31/99                    $35,667                              $37,742                  $25,629
8/31/99                    $36,206                              $37,553                  $25,075
9/30/99                    $37,527                              $36,524                  $25,256
10/31/99                   $41,922                              $38,836                  $26,486
11/30/99                   $48,176                              $39,625                  $29,614
12/31/99                   $59,960                              $41,958                  $35,199
1/31/00                    $59,049                              $39,852                  $35,002
2/29/00                    $74,471                              $39,099                  $43,979
3/31/00                    $68,180                              $42,923                  $40,527
4/30/00                    $61,794                              $41,631                  $36,580
5/31/00                    $57,731                              $40,777                  $33,324
6/30/00                    $66,672                              $41,785                  $37,730
7/31/00                    $62,636                              $41,133                  $34,640
8/31/00                    $71,237                              $43,687                  $39,153
9/30/00                    $68,859                              $41,380                  $36,620
10/31/00                   $63,533                              $41,207                  $34,357
11/30/00                   $49,919                              $37,960                  $27,812
12/31/00                   $54,084                              $38,146                  $29,536
1/31/01                    $56,751                              $39,500                  $31,450
2/28/01                    $46,025                              $35,901                  $26,597
3/31/01                    $41,047                              $33,629                  $23,656
4/30/01                    $46,961                              $36,238                  $27,261
5/31/01                    $46,548                              $36,481                  $28,051
6/30/01                    $46,053                              $35,595                  $28,685
7/31/01                    $43,646                              $35,246                  $26,571
8/31/01                    $40,662                              $33,043                  $24,804
9/30/01                    $34,474                              $30,376                  $20,920
10/31/01                   $37,417                              $30,957                  $22,983
11/30/01                   $40,869                              $33,331                  $24,968
12/31/01                   $42,982                              $33,624                  $26,337
1/31/02                    $41,313                              $33,133                  $25,212
2/28/02                    $38,969                              $32,494                  $23,654
3/31/02                    $41,796                              $33,716                  $25,560
4/30/02                    $39,783                              $31,672                  $24,712



AVERAGE ANNUAL TOTAL RETURN

CLASS C                  4/30/02
--------------------------------
1-Year                   -17.60%
5-Year                    +9.56%
Since Inception (10/2/95) +9.74%


CLASS C (10/2/95-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date        Franklin Small-Mid Cap Growth Fund             S&P 500 Index(7)     Russell 2500 Growth Index(7)
------------------------------------------------------------------------------------------------------------
10/2/95                    $ 9,899                              $10,000                  $10,000
10/31/95                   $ 9,636                              $ 9,964                  $ 9,647
11/30/95                   $ 9,938                              $10,400                  $10,042
12/31/95                   $10,050                              $10,601                  $10,175
1/31/96                    $ 9,961                              $10,962                  $10,207
2/29/96                    $10,500                              $11,064                  $10,656
3/31/96                    $10,749                              $11,170                  $10,887
4/30/96                    $11,643                              $11,334                  $11,633
5/31/96                    $12,188                              $11,625                  $12,048
6/30/96                    $11,614                              $11,669                  $11,444
7/31/96                    $10,565                              $11,154                  $10,307
8/31/96                    $11,554                              $11,389                  $11,017
9/30/96                    $12,182                              $12,029                  $11,602
10/31/96                   $11,945                              $12,361                  $11,241
11/30/96                   $12,490                              $13,294                  $11,654
12/31/96                   $12,670                              $13,031                  $11,711
1/31/97                    $12,923                              $13,844                  $12,061
2/28/97                    $12,369                              $13,954                  $11,533
3/31/97                    $11,494                              $13,381                  $10,774
4/30/97                    $11,562                              $14,179                  $10,822
5/31/97                    $13,182                              $15,041                  $12,120
6/30/97                    $13,613                              $15,715                  $12,526
7/31/97                    $14,432                              $16,964                  $13,321
8/31/97                    $14,537                              $16,014                  $13,646
9/30/97                    $15,880                              $16,890                  $14,610
10/31/97                   $15,128                              $16,326                  $13,698
11/30/97                   $14,752                              $17,082                  $13,489
12/31/97                   $14,558                              $17,376                  $13,440
1/31/98                    $14,449                              $17,567                  $13,264
2/28/98                    $15,585                              $18,834                  $14,402
3/31/98                    $16,163                              $19,798                  $14,936
4/30/98                    $16,426                              $19,998                  $15,072
5/31/98                    $15,322                              $19,654                  $14,105
6/30/98                    $15,386                              $20,452                  $14,208
7/31/98                    $13,890                              $20,235                  $13,149
8/31/98                    $10,769                              $17,313                  $10,162
9/30/98                    $11,745                              $18,423                  $11,053
10/31/98                   $12,477                              $19,921                  $11,799
11/30/98                   $13,434                              $21,128                  $12,638
12/31/98                   $14,460                              $22,345                  $13,855
1/31/99                    $15,244                              $23,279                  $14,255
2/28/99                    $13,890                              $22,555                  $13,099
3/31/99                    $14,700                              $23,457                  $13,710
4/30/99                    $15,756                              $24,365                  $14,804
5/31/99                    $15,685                              $23,790                  $14,956
6/30/99                    $16,980                              $25,110                  $16,013
7/31/99                    $16,883                              $24,327                  $15,687
8/31/99                    $17,123                              $24,205                  $15,348
9/30/99                    $17,738                              $23,542                  $15,458
10/31/99                   $19,805                              $25,032                  $16,211
11/30/99                   $22,746                              $25,540                  $18,126
12/31/99                   $28,286                              $27,044                  $21,544
1/31/00                    $27,843                              $25,687                  $21,424
2/29/00                    $35,097                              $25,201                  $26,919
3/31/00                    $32,109                              $27,666                  $24,806
4/30/00                    $29,082                              $26,833                  $22,390
5/31/00                    $27,151                              $26,283                  $20,397
6/30/00                    $31,339                              $26,932                  $23,093
7/31/00                    $29,422                              $26,512                  $21,202
8/31/00                    $33,440                              $28,159                  $23,965
9/30/00                    $32,305                              $26,672                  $22,414
10/31/00                   $29,787                              $26,560                  $21,029
11/30/00                   $23,387                              $24,467                  $17,023
12/31/00                   $25,319                              $24,587                  $18,078
1/31/01                    $26,559                              $25,460                  $19,250
2/28/01                    $21,519                              $23,140                  $16,280
3/31/01                    $19,183                              $21,675                  $14,479
4/30/01                    $21,926                              $23,357                  $16,686
5/31/01                    $21,729                              $23,514                  $17,170
6/30/01                    $21,480                              $22,943                  $17,558
7/31/01                    $20,344                              $22,718                  $16,264
8/31/01                    $18,946                              $21,298                  $15,182
9/30/01                    $16,046                              $19,579                  $12,805
10/31/01                   $17,411                              $19,953                  $14,067
11/30/01                   $18,999                              $21,484                  $15,282
12/31/01                   $19,970                              $21,673                  $16,120
1/31/02                    $19,183                              $21,356                  $15,432
2/28/02                    $18,087                              $20,944                  $14,478
3/31/02                    $19,386                              $21,731                  $15,645
4/30/02                    $18,435                              $20,415                  $15,125




               Past performance does not guarantee future results.

ADVISOR CLASS (5/1/92-4/30/02)8


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Small-Mid Cap Growth Fund            S&P 500 Index(7)     Russell 2500 Growth Index(7)
------------------------------------------------------------------------------------------------------------
5/1/92                         $10,000                           $10,000              $10,000
5/31/92                        $ 9,958                           ----------$10,049              $10,018
6/30/92                        $ 9,715                           $ 9,899              $ 9,473
7/31/92                        $ 9,883                           $10,303              $ 9,842
8/31/92                        $ 9,736                           $10,093              $ 9,551
9/30/92                        $ 9,757                           $10,212              $ 9,697
10/31/92                       $10,250                           $10,247              $10,109
11/30/92                       $11,091                           $10,595              $10,923
12/31/92                       $11,598                           $10,726              $11,246
1/31/93                        $11,914                           $10,816              $11,324
2/28/93                        $10,861                           $10,963              $10,756
3/31/93                        $11,377                           $11,194              $11,104
4/30/93                        $10,766                           $10,923              $10,690
5/31/93                        $11,777                           $11,215              $11,349
6/30/93                        $11,730                           $11,247              $11,376
7/31/93                        $11,730                           $11,202              $11,385
8/31/93                        $12,723                           $11,627              $11,985
9/30/93                        $13,198                           $11,537              $12,293
10/31/93                       $13,441                           $11,776              $12,535
11/30/93                       $13,504                           $11,664              $12,080
12/31/93                       $14,123                           $11,805              $12,612
1/31/94                        $14,679                           $12,207              $12,975
2/28/94                        $14,832                           $11,876              $12,997
3/31/94                        $14,101                           $11,359              $12,240
4/30/94                        $13,915                           $11,505              $12,227
5/31/94                        $13,664                           $11,692              $11,981
6/30/94                        $13,189                           $11,406              $11,449
7/31/94                        $13,682                           $11,780              $11,698
8/31/94                        $14,748                           $12,262              $12,557
9/30/94                        $14,932                           $11,963              $12,551
10/31/94                       $15,643                           $12,231              $12,767
11/30/94                       $15,287                           $11,785              $12,201
12/31/94                       $15,425                           $11,960              $12,449
1/31/95                        $15,140                           $12,270              $12,327
2/28/95                        $16,517                           $12,747              $12,998
3/31/95                        $17,359                           $13,123              $13,502
4/30/95                        $17,680                           $13,509              $13,655
5/31/95                        $18,083                           $14,048              $13,864
6/30/95                        $19,547                           $14,374              $14,705
7/31/95                        $21,192                           $14,849              $15,864
8/31/95                        $21,704                           $14,886              $15,996
9/30/95                        $21,863                           $15,515              $16,338
10/31/95                       $21,010                           $15,459              $15,761
11/30/95                       $21,692                           $16,136              $16,406
12/31/95                       $21,935                           $16,447              $16,624
1/31/96                        $21,742                           $17,007              $16,675
2/29/96                        $22,941                           $17,165              $17,409
3/31/96                        $23,496                           $17,329              $17,787
4/30/96                        $25,469                           $17,584              $19,005
5/31/96                        $26,668                           $18,036              $19,684
6/30/96                        $25,430                           $18,105              $18,698
7/31/96                        $23,147                           $17,304              $16,839
8/31/96                        $25,340                           $17,670              $17,999
9/30/96                        $26,719                           $18,663              $18,955
10/31/96                       $26,229                           $19,178              $18,366
11/30/96                       $27,454                           $20,626              $19,040
12/31/96                       $27,873                           $20,217              $19,133
1/31/97                        $28,771                           $21,479              $19,705
2/28/97                        $27,573                           $21,648              $18,842
3/31/97                        $25,640                           $20,761              $17,602
4/30/97                        $25,817                           $21,998              $17,681
5/31/97                        $29,465                           $23,336              $19,801
6/30/97                        $30,458                           $24,381              $20,465
7/31/97                        $32,308                           $26,319              $21,764
8/31/97                        $32,567                           $24,846              $22,295
9/30/97                        $35,602                           $26,205              $23,869
10/31/97                       $33,941                           $25,329              $22,380
11/30/97                       $33,125                           $26,502              $22,037
12/31/97                       $32,729                           $26,958              $21,958
1/31/98                        $32,515                           $27,254              $21,670
2/28/98                        $35,097                           $29,220              $23,530
3/31/98                        $36,409                           $30,716              $24,403
4/30/98                        $37,079                           $31,026              $24,625
5/31/98                        $34,612                           $30,492              $23,044
6/30/98                        $34,797                           $31,730              $23,212
7/31/98                        $31,445                           $31,394              $21,483
8/31/98                        $24,387                           $26,861              $16,602
9/30/98                        $26,612                           $28,582              $18,058
10/31/98                       $28,308                           $30,906              $19,277
11/30/98                       $30,505                           $32,779              $20,647
12/31/98                       $32,844                           $34,667              $22,636
1/31/99                        $34,673                           $36,116              $23,290
2/28/99                        $31,609                           $34,993              $21,401
3/31/99                        $33,497                           $36,393              $22,398
4/30/99                        $35,922                           $37,801              $24,186
5/31/99                        $35,776                           $36,909              $24,435
6/30/99                        $38,768                           $38,957              $26,162
7/31/99                        $38,579                           $37,742              $25,629
8/31/99                        $39,160                           $37,553              $25,075
9/30/99                        $40,597                           $36,524              $25,256
10/31/99                       $45,374                           $38,836              $26,486
11/30/99                       $52,169                           $39,625              $29,614
12/31/99                       $64,919                           $41,958              $35,199
1/31/00                        $63,953                           $39,852              $35,002
2/29/00                        $80,658                           $39,099              $43,979
3/31/00                        $73,865                           $42,923              $40,527
4/30/00                        $66,969                           $41,631              $36,580
5/31/00                        $62,591                           $40,777              $33,324
6/30/00                        $72,299                           $41,785              $37,730
7/31/00                        $67,935                           $41,133              $34,640
8/31/00                        $77,276                           $43,687              $39,153
9/30/00                        $74,715                           $41,380              $36,620
10/31/00                       $68,946                           $41,207              $34,357
11/30/00                       $54,187                           $37,960              $27,812
12/31/00                       $58,713                           $38,146              $29,536
1/31/01                        $61,636                           $39,500              $31,450
2/28/01                        $49,972                           $35,901              $26,597
3/31/01                        $44,584                           $33,629              $23,656
4/30/01                        $51,011                           $36,238              $27,261
5/31/01                        $50,580                           $36,481              $28,051
6/30/01                        $50,045                           $35,595              $28,685
7/31/01                        $47,448                           $35,246              $26,571
8/31/01                        $44,198                           $33,043              $24,804
9/30/01                        $37,475                           $30,376              $20,920
10/31/01                       $40,680                           $30,957              $22,983
11/30/01                       $44,436                           $33,331              $24,968
12/31/01                       $46,755                           $33,624              $26,337
1/31/02                        $44,934                           $33,133              $25,212
2/28/02                        $42,410                           $32,494              $23,654
3/31/02                        $45,487                           $33,716              $25,560
4/30/02                        $43,307                           $31,672              $24,712













































































































































AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)    4/30/02
---------------------------
1-Year              -15.10%
5-Year              +10.90%
10-Year             +15.79%




7. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
8. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN AGGRESSIVE GROWTH FUND
                                                                                        CLASS A
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $15.30       $25.22       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.15)        (.17)        (.15)
 Net realized and unrealized gains (losses) ...........................    (2.76)       (9.74)       15.86
                                                                        -------------------------------------
Total from investment operations ......................................    (2.91)       (9.91)       15.71
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --           --         (.02)
 Net realized gains ...................................................       --         (.01)        (.47)
                                                                        -------------------------------------
Total distributions ...................................................       --         (.01)        (.49)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $12.39       $15.30       $25.22
                                                                        =====================================

Total return(b) ....................................................... (19.02)%     (39.31)%      158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................... $100,240     $127,678     $171,976
Ratios to average net assets:
 Expenses .............................................................    1.50%        1.25%        1.24%(d)
 Expenses excluding waiver and payments by affiliate ..................    1.57%        1.35%        1.28%(d)
 Net investment loss ..................................................  (1.12)%       (.77)%       (.68)%(d)
Portfolio turnover rate ...............................................  120.87%      157.74%      148.67%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 23, 1999 (effective date) to April 30, 2000.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                        CLASS B
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $15.17       $25.18       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.23)        (.31)        (.30)
 Net realized and unrealized gains (losses) ...........................    (2.74)       (9.69)       15.95
                                                                        -------------------------------------
Total from investment operations ......................................    (2.97)      (10.00)       15.65
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --           --           --(d)
 Net realized gains ...................................................       --         (.01)        (.47)
                                                                        -------------------------------------
Total distributions ...................................................       --         (.01)        (.47)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $12.20       $15.17       $25.18
                                                                        =====================================

Total return(b) ....................................................... (19.58)%     (39.73)%      157.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $20,259      $27,587     $33,613
Ratios to average net assets:
 Expenses .............................................................    2.17%        1.90%        1.86%(e)
 Expenses excluding waiver and payments by affiliate ..................    2.24%        2.00%        1.90%(e)
 Net investment loss ..................................................  (1.78)%      (1.42)%      (1.31)%(e)
Portfolio turnover rate ...............................................  120.87%      157.74%      148.67%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 23, 1999 (effective date) to April 30, 2000.
(d) Includes distributions of net investment income in the amount of $.003.
(e) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                        CLASS C
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $15.14       $25.12       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.23)        (.31)        (.30)
 Net realized and unrealized gains (losses) ...........................    (2.73)       (9.66)       15.89
                                                                        -------------------------------------
Total from investment operations ......................................    (2.96)       (9.97)       15.59
                                                                        -------------------------------------
Less distributions from net realized gains ............................       --         (.01)        (.47)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $12.18       $15.14       $25.12
                                                                        =====================================

Total return(b) ....................................................... (19.55)%     (39.71)%      156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $40,877      $60,294      $80,473
Ratios to average net assets:
 Expenses .............................................................    2.17%        1.89%        1.88%(d)
 Expenses excluding waiver and payments by affiliate ..................    2.24%        1.99%        1.92%(d)
 Net investment loss ..................................................  (1.77)%      (1.41)%      (1.34)%(d)
Portfolio turnover rate ...............................................  120.87%      157.74%      148.67%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 23, 1999 (effective date) to April 30, 2000.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                      CLASS R
                                                                                  -----------------
                                                                                  APRIL 30, 2002(C)
                                                                                  -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................      $13.75
                                                                                  -----------------
Income from investment operations:
 Net investment loss(a) .........................................................        (.06)
 Net realized and unrealized losses .............................................       (1.31)
                                                                                  -----------------
Total from investment operations ................................................       (1.37)
                                                                                  -----------------
Net asset value, end of period ..................................................      $12.38
                                                                                  =================

Total return(b) .................................................................     (9.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................................         $53
Ratios to average net assets:
 Expenses .......................................................................       1.75%(d)
 Net investment loss ............................................................     (1.48)%(d)
Portfolio turnover rate .........................................................     120.87%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                     ADVISOR CLASS
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $15.40       $25.31       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.10)        (.09)        (.05)
 Net realized and unrealized gains (losses) ...........................    (2.79)       (9.81)       15.86
                                                                        -------------------------------------
Total from investment operations ......................................    (2.89)       (9.90)       15.81
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --           --         (.03)
 Net realized gains ...................................................       --         (.01)        (.47)
                                                                        -------------------------------------
Total distributions ...................................................       --         (.01)        (.50)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $12.51       $15.40       $25.31
                                                                        =====================================

Total return(b) ....................................................... (18.77)%     (39.13)%      159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $10,839      $22,276      $46,726
Ratios to average net assets:
 Expenses .............................................................    1.18%         .90%         .90%(d)
 Expenses excluding waiver and payments by affiliate ..................    1.25%        1.00%         .94%(d)
 Net investment loss ..................................................   (.77)%       (.42)%       (.25)%(d)
Portfolio turnover rate ...............................................  120.87%      157.74%      148.67%


(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) For the period June 23, 1999 (effective date) to April 30, 2000.
(d) Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                     SHARES/
  FRANKLIN AGGRESSIVE GROWTH FUND                                                   WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 94.3%

(a)COMMERCIAL SERVICES 2.6%
   Exult Inc. ......................................................................  300,000   $ 2,619,000
   Maximus Inc. ....................................................................   60,000     1,860,000
                                                                                                -----------
                                                                                                  4,479,000
                                                                                                -----------
(a)CONSUMER SERVICES 6.7%
   AOL Time Warner Inc. ............................................................  115,000     2,187,300
   CEC Entertainment Inc. ..........................................................   50,000     2,310,000
   eBay Inc. .......................................................................   50,000     2,655,000
   Entravision Communications Corp. ................................................  214,300     3,107,350
   Magna Entertainment Corp., A ....................................................  160,000     1,312,000
                                                                                                -----------
                                                                                                 11,571,650
                                                                                                -----------
(a)DISTRIBUTION SERVICES 1.6%
   Andrx Group .....................................................................   60,000     2,713,200
                                                                                                -----------
   ELECTRONIC TECHNOLOGY 24.3%
(a)Advanced Fibre Communications Inc. ..............................................  115,000     2,040,100
(a)Avocent Corp. ...................................................................   75,000     1,875,000
(a)Cirrus Logic Inc. ...............................................................  153,600     1,866,240
(a)Dell Computer Corp. .............................................................  100,000     2,634,000
(a)DRS Technologies Inc. ...........................................................   31,300     1,447,625
(a)Extreme Networks Inc. ...........................................................  119,200     1,071,608
(a)Intersil Corp. ..................................................................  110,000     2,953,500
(a)KLA-Tencor Corp. ................................................................   35,000     2,063,950
(a)L-3 Communications Holdings Inc. ................................................   27,500     3,513,950
(a)Lexmark International Inc. ......................................................   55,000     3,287,900
   Linear Technology Corp. .........................................................   28,000     1,088,080
(a)Logicvision Inc. ................................................................  169,000     1,402,700
(a)Network Appliance Inc. ..........................................................  180,000     3,141,000
(a)QUALCOMM Inc. ...................................................................   65,000     1,960,400
(a)Semtech Corp. ...................................................................   60,000     1,918,800
(a)Tektronix Inc. ..................................................................  135,000     2,970,000
(a)Varian Semiconductor Equipment Associates Inc. ..................................   65,000     3,036,800
(a)Xicor Inc. ......................................................................   36,000       360,000
(a)Xicor Inc. - Private Placement, wts., A, 11/19/06 ...............................   40,107       126,818
(a)Xilinx Inc. .....................................................................   80,000     3,020,800
                                                                                                -----------
                                                                                                 41,779,271
                                                                                                -----------
   FINANCE 3.0%
(a)Investment Technology Group Inc. ................................................   50,000     2,300,000
   Investors Financial Services Corp. ..............................................   40,000     2,945,600
                                                                                                -----------
                                                                                                  5,245,600
                                                                                                -----------
(a)HEALTH SERVICES 4.6%
   AdvancePCS ......................................................................  115,000     3,888,150
   Caremark RX Inc. ................................................................  185,000     3,977,500
                                                                                                -----------
                                                                                                  7,865,650
                                                                                                -----------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN AGGRESSIVE GROWTH FUND                                                   WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   HEALTH TECHNOLOGY 15.2%
(a)Abgenix Inc. ....................................................................  180,000   $ 2,539,800
   Allergan Inc. ...................................................................   40,000     2,636,400
(a)Cubist Pharmaceuticals Inc. .....................................................  150,000     2,097,000
(a)Cygnus Inc. .....................................................................  204,000       960,840
(a)Enzon Inc. ......................................................................   65,000     2,420,600
(a)First Horizon Pharmaceutical Corp. ..............................................   66,500     1,731,660
(a)Guidant Corp. ...................................................................   75,000     2,820,000
(a)MedImmune Inc. ..................................................................   80,000     2,672,000
   Pfizer Inc. .....................................................................   80,000     2,908,000
   Pharmaci(a)Corp. ................................................................   75,000     3,092,250
(a)Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ...........................  105,000     2,331,000
                                                                                                -----------
                                                                                                 26,209,550
                                                                                                -----------
(a)INDUSTRIAL SERVICES 3.1%
   Global Industries Ltd. ..........................................................  200,000     1,928,000
   Weatherford International Inc. ..................................................   70,000     3,490,900
                                                                                                -----------
                                                                                                  5,418,900
                                                                                                -----------
   PRODUCER MANUFACTURING 2.9%
(a)02Micro International Ltd. (Cayman Islands) .....................................  155,000     2,526,500
   Lennox International Inc. .......................................................  168,000     2,520,000
                                                                                                -----------
                                                                                                 5,046,500
                                                                                                -----------
   RETAIL TRADE 7.5%
(a)Abercrombie & Fitch Co., A ......................................................   60,000     1,800,000
(a)Cost Plus Inc. ..................................................................  100,000     2,945,000
(a)Duane Reade Inc. ................................................................   81,100     2,574,925
   Home Depot Inc. .................................................................   60,000     2,782,200
(a)Wet Seal Inc. ...................................................................   80,000     2,850,400
                                                                                                -----------
                                                                                                 12,952,525
                                                                                                -----------
   TECHNOLOGY SERVICES 20.3%
(a)Affiliated Computer Services Inc., A ............................................   67,000     3,622,690
(a)Amdocs Ltd. .....................................................................  120,000     2,607,600
(a)Aspen Technology Inc. ...........................................................  120,000     1,626,000
(a)Cadence Design Systems Inc. .....................................................  140,000     2,867,200
(a)Concord EFS Inc. ................................................................  125,000     3,952,988
   Electronic Data Systems Corp. ...................................................   51,500     2,794,390
(a)Entrust Inc. ....................................................................  400,000     1,676,000
(a)HNC Software Inc. ...............................................................  180,000     3,441,600
(a)Informatica Corp. ...............................................................  300,000     2,379,000
(a)Inforte Corp. ...................................................................  226,100     2,688,328
   Paychex Inc. ....................................................................   68,000     2,538,440
(a)Precise Software Solutions Ltd. (Israel) ........................................  160,000     2,102,400
(a)Predictive Systems Inc. .........................................................  575,200       776,520
(a)Tier Technologies Inc., B .......................................................  120,000     1,806,000
                                                                                                -----------
                                                                                                 34,879,156
                                                                                                -----------



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN AGGRESSIVE GROWTH FUND                                                   WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

(a)TRANSPORTATION 2.5%
   Forward Air Corp. ...........................................................      120,000   $ 3,260,400
   JetBlue Airways Corp. .......................................................       19,900     1,000,970
                                                                                               ------------
                                                                                                  4,261,370
                                                                                               ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $178,612,542) ........................                162,422,372
                                                                                               ------------
(a,b)PREFERRED STOCKS
   Micro Photonix Integration Corp., pfd., C (COST $2,079,464) .................      329,274            --
                                                                                               ------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                  ----------
   CONVERTIBLE BONDS .9%
   Xicor Inc., cvt., 144A, 5.50%, 11/19/06 (COST $1,358,206) ...................   $1,500,000     1,515,750
                                                                                               ------------
   TOTAL LONG TERM INVESTMENTS (COST $182,050,212) .............................                163,938,122
                                                                                               ------------

                                                                                     SHARES
                                                                                  ----------
(c)SHORT TERM INVESTMENTS 2.6%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $4,517,196) ..........................................................    4,517,196     4,517,196
                                                                                               ------------
   TOTAL INVESTMENTS (COST $186,567,408) 97.8% .................................                168,455,318
   OTHER ASSETS, LESS LIABILITIES 2.2% .........................................                  3,812,737
                                                                                               ------------
   NET ASSETS 100.0% ...........................................................               $172,268,055
                                                                                               ============


(a) Non-income producing
(b) See Note 6 regarding restricted securities.
(c) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN CALIFORNIA GROWTH FUND
                                                                                        CLASS A
                                                         ---------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                         ---------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                         ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $34.05       $50.15       $25.82       $24.97       $19.35
                                                         ---------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .......................       (.09)          --          .05          .10          .14
 Net realized and unrealized gains (losses) ............      (3.25)      (13.47)       24.36         1.42         6.48
                                                         ---------------------------------------------------------------
Total from investment operations .......................      (3.34)      (13.47)       24.41         1.52         6.62
                                                         ---------------------------------------------------------------
Less distributions from:
 Net investment income .................................         --         (.19)        (.08)        (.14)        (.14)
 Net realized gains ....................................         --        (2.44)          --         (.53)        (.86)
                                                         ---------------------------------------------------------------
Total distributions ....................................      --           (2.63)        (.08)        (.67)       (1.00)
                                                         ---------------------------------------------------------------
Net asset value, end of year ...........................     $30.71       $34.05       $50.15       $25.82       $24.97
                                                         ===============================================================

Total return(b) ........................................    (9.81)%     (27.84)%       94.90%        6.39%       34.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................ $1,398,753   $1,680,032   $2,025,864     $780,598     $721,254
Ratios to average net assets:
 Expenses ..............................................      1.00%         .88%         .88%        1.00%         .99%
 Net investment income (loss) ..........................     (.29)%           --         .11%         .41%         .67%
Portfolio turnover rate ................................     48.55%       35.47%       61.04%       52.76%       48.52%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN CALIFORNIA GROWTH FUND (CONT.)
                                                                                              CLASS B
                                                                        --------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                        --------------------------------------------------
                                                                            2002         2001         2000         1999(C)
                                                                        --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $33.43       $49.64       $25.75       $24.31
                                                                        --------------------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.32)        (.33)        (.28)        (.01)
 Net realized and unrealized gains (losses) ...........................    (3.19)      (13.25)       24.24         1.45
                                                                        --------------------------------------------------
Total from investment operations ......................................    (3.51)      (13.58)       23.96         1.44
                                                                        --------------------------------------------------
Less distributions from:
 Net investment income ................................................       --         (.19)        (.07)          --
 Net realized gains ...................................................       --        (2.44)          --           --
                                                                        --------------------------------------------------
Total distributions ...................................................       --        (2.63)        (.07)          --
                                                                        --------------------------------------------------
Net asset value, end of year ..........................................   $29.92       $33.43       $49.64       $25.75
                                                                        ==================================================

Total return(b) ....................................................... (10.50)%     (28.36)%       93.35%        5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................... $116,075     $119,847      $63,960       $2,657
Ratios to average net assets:
 Expenses .............................................................    1.75%        1.63%        1.63%        1.75%(d)
 Net investment loss ..................................................  (1.05)%       (.76)%       (.61)%       (.33)%(d)
Portfolio turnover rate ...............................................   48.55%       35.47%       61.04%       52.76%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 1999 (effective date) to April 30, 1999.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN CALIFORNIA GROWTH FUND (CONT.)
                                                                                        CLASS C
                                                           -------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $33.50       $49.55       $25.63       $24.81       $19.27
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ..................................     (.32)        (.34)        (.25)        (.07)          --
 Net realized and unrealized gains (losses) ..............    (3.20)      (13.27)       24.19         1.42         6.43
                                                           -------------------------------------------------------------
Total from investment operations .........................    (3.52)      (13.61)       23.94         1.35         6.43
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................       --           --         (.02)          --         (.03)
 Net realized gains ......................................       --        (2.44)          --         (.53)        (.86)
                                                           -------------------------------------------------------------
Total distributions ......................................       --        (2.44)        (.02)        (.53)        (.89)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $29.98       $33.50       $49.55       $25.63       $24.81
                                                           =============================================================

Total return(b) .......................................... (10.51)%     (28.39)%       93.46%        5.67%       34.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $299,840     $370,165     $428,192     $159,310     $122,701
Ratios to average net assets:
 Expenses ................................................    1.74%        1.63%        1.63%        1.75%        1.74%
 Net investment loss .....................................  (1.04)%       (.74)%       (.64)%       (.33)%       (.10)%
Portfolio turnover rate ..................................   48.55%       35.47%       61.04%       52.76%       48.52%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN CALIFORNIA GROWTH FUND (CONT.)
                                                                                         CLASS R
                                                                                    -----------------
                                                                                    APRIL 30, 2002(C)
                                                                                    -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................    $31.84
                                                                                    -----------------
Income from investment operations:
 Net investment loss(a) ...........................................................      (.12)
 Net realized and unrealized losses ...............................................     (1.04)
                                                                                    -----------------
Total from investment operations ..................................................     (1.16)
                                                                                    -----------------
Net asset value, end of period ....................................................    $30.68
                                                                                    =================

Total return(b) ...................................................................   (3.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................................      $443
Ratios to average net assets:
 Expenses .........................................................................     1.24%(d)
 Net investment loss ..............................................................   (1.21)%(d)
Portfolio turnover rate ...........................................................    48.55%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                     SHARES/
  FRANKLIN CALIFORNIA GROWTH FUND                                                   WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 94.2%

(a)COMMERCIAL SERVICES 2.5%
   DigitalThink Inc. .............................................................    750,000  $      765,000
   Exult Inc. ....................................................................    350,000       3,055,500
   ProBusiness Services Inc. .....................................................    400,000       7,848,000
   Resources Connection Inc. .....................................................    500,000      13,270,000
   Robert Half International Inc. ................................................    800,000      21,008,000
                                                                                               --------------
                                                                                                   45,946,500
                                                                                               --------------
   CONSUMER DURABLES 3.9%
(a)Activision Inc. ...............................................................    425,000      13,379,000
(a)Electronic Arts Inc. ..........................................................    100,000       5,905,000
   Mattel Inc. ...................................................................  2,500,000      51,600,000
                                                                                               --------------
                                                                                                   70,884,000
                                                                                               --------------
   CONSUMER NON-DURABLES 2.3%
   Clorox Co. ....................................................................    650,000      28,762,500
(a)Quiksilver Inc. ...............................................................    500,000      12,200,000
                                                                                               --------------
                                                                                                   40,962,500
                                                                                               --------------
   CONSUMER SERVICES 8.4%
(a)eBay Inc. .....................................................................    400,000      21,240,000
(a)Entravision Communications Corp. ..............................................  1,250,000      18,125,000
(a)Fox Entertainment Group Inc., A ...............................................  1,350,000      31,860,000
(a)Jack in the Box Inc. ..........................................................    500,000      15,965,000
   McClatchy Co., A ..............................................................    184,800      11,049,192
(a)Ticketmaster Inc., B ..........................................................    500,000      11,765,000
(a)Univision Communications Inc., A ..............................................    800,000      31,968,000
   The Walt Disney Co. ...........................................................    473,200      10,968,776
                                                                                               --------------
                                                                                                  152,940,968
                                                                                               --------------
   DISTRIBUTION SERVICES 1.7%
   McKesson Corp. ................................................................    750,000      30,292,500
                                                                                               --------------
   ELECTRONIC TECHNOLOGY 19.1%
(a)Agilent Technologies Inc. .....................................................    332,000       9,976,600
(a)Apple Computer Inc. ...........................................................    250,000       6,067,500
(a)Applied Materials Inc. ........................................................    750,000      18,240,000
(a)Atmel Corp. ...................................................................  2,500,000      22,500,000
(a)Cisco Systems Inc. ............................................................  1,250,000      18,312,500
(a)Coherent Inc. .................................................................    500,000      15,300,000
(a)Flextronics International Ltd. (Singapore) ....................................    700,000       9,695,000
   Intel Corp. ...................................................................    650,000      18,596,500
(a)International Rectifier Corp. .................................................    400,000      18,448,000
(a)Intersil Corp. ................................................................    550,000      14,767,500
(a)KLA-Tencor Corp. ..............................................................    350,000      20,639,500
(a)Lam Research Corp. ............................................................  1,000,000      25,660,000
   Linear Technology Corp. .......................................................    400,000      15,544,000
(a)Micrel Inc. ...................................................................    650,000      14,267,500
(a)Novellus Systems Inc. .........................................................    375,000      17,775,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN CALIFORNIA GROWTH FUND                                                   WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
(a)Sanmina-Sci Corp. .............................................................    600,000  $    6,240,000
(a)Semtech Corp. .................................................................    750,000      23,985,000
(a)The Titan Corp. ...............................................................  1,000,000      22,860,000
(a)UTStarcom Inc. ................................................................    602,500      14,761,250
(a)ViaSat Inc. ...................................................................  1,000,000      10,630,000
(a)Xicor Inc. - Private Placement, wts., A, 11/19/06 .............................    200,534         634,091
(a)Xilinx Inc. ...................................................................    550,000      20,768,000
                                                                                               --------------
                                                                                                  345,667,941
                                                                                               --------------
   ENERGY MINERALS 1.9%
   ChevronTexaco Corp. ...........................................................    400,000      34,684,000
                                                                                               --------------
   FINANCE 12.8%
   Charles Schwab Corp. ..........................................................  1,500,000      17,085,000
   City National Corp. ...........................................................    650,000      35,912,500
   Countrywide Credit Industries Inc. ............................................    350,000      16,348,500
(a)E*TRADE Group Inc. ............................................................  3,831,300      28,888,002
   Golden State Bancorp Inc. .....................................................    700,000      23,093,000
   The PMI Group Inc. ............................................................    450,000      36,504,000
(a)Silicon Valley Bancshares .....................................................  1,000,000      31,950,000
   UCBH Holdings Inc. ............................................................    250,000       9,862,500
   Wells Fargo & Co. .............................................................    650,000      33,247,500
                                                                                               --------------
                                                                                                  232,891,002
                                                                                               --------------
(a)HEALTH SERVICES 5.3%
   Tenet Healthcare Corp. ........................................................    600,000      44,022,000
   VCA Antech Inc. ...............................................................    750,000      11,437,500
   Wellpoint Health Networks Inc. ................................................    550,000      41,294,000
                                                                                               --------------
                                                                                                   96,753,500
                                                                                               --------------
   HEALTH TECHNOLOGY 13.3%
(a)Abgenix Inc. ..................................................................    500,000       7,055,000
   Allergan Inc. .................................................................    450,000      29,659,500
(a)Amgen Inc. ....................................................................    800,000      42,304,000
(a)Arena Pharmaceuticals Inc. ....................................................    200,000       1,630,000
   Beckman Coulter Inc. ..........................................................    150,000       7,165,500
(a)BioMarin Pharmaceutical Inc., 144A ............................................    952,381       5,742,857
(a,b)BioMarin Pharmaceutical Inc., wts., 5/16/04 .................................    142,857              --
(a)Chiron Corp. ..................................................................    250,000      10,117,500
(a)CV Therapeutics Inc. ..........................................................    225,000       6,511,500
(a,b)Cytyc Corp. .................................................................    500,000       7,855,000
(a)Exelixis Inc. .................................................................    300,000       2,970,000
(a)Genentech Inc. ................................................................    650,000      23,075,000
(a)IDEC Pharmaceuticals Corp. ....................................................    600,000      32,970,000
(a)Invitrogen Corp. ..............................................................    300,000      10,404,000
(a)Millennium Pharmaceuticals Inc. ...............................................    493,650       9,853,254
(a)Ribapharm Inc. ................................................................    629,800       6,486,940
(a)SICOR Inc. ....................................................................    750,000      13,290,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN CALIFORNIA GROWTH FUND                                                   WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   HEALTH TECHNOLOGY (CONT.)
(a)Thoratec Corp. ................................................................  1,000,000  $    8,210,000
(a)Varian Medical Systems Inc. ...................................................    350,000      15,172,500
                                                                                               --------------
                                                                                                  240,472,551
                                                                                               --------------
   INDUSTRIAL SERVICES .7%
   Granite Construction Inc. .....................................................    525,000      12,132,750
                                                                                               --------------
   NON-ENERGY MINERALS .7%
   Reliance Steel & Aluminum Co. .................................................    412,000      13,287,000
                                                                                               --------------
   PRODUCER MANUFACTURING 3.6%
   Avery Dennison Corp. ..........................................................    300,000      19,215,000
   Superior Industries International Inc. ........................................    250,000      12,892,500
(a)Varian Inc. ...................................................................  1,000,000      33,740,000
                                                                                               --------------
                                                                                                   65,847,500
                                                                                               --------------
   REAL ESTATE 5.8%
   Alexandria Real Estate Equities Inc. ..........................................    300,000      13,710,000
   AMB Property Corp. ............................................................    750,000      21,030,000
   Arden Realty Inc. .............................................................    550,000      15,482,500
(a)Catellus Development Corp. ....................................................  1,200,000      24,480,000
   Essex Property Trust Inc. .....................................................    350,000      18,200,000
   Health Care Property Investors Inc. ...........................................    300,000      12,249,000
                                                                                               --------------
                                                                                                  105,151,500
                                                                                               --------------
(a)RETAIL TRADE 3.3%
   Cost Plus Inc. ................................................................    500,000      14,725,000
   Hot Topic Inc. ................................................................    450,000      10,152,000
   Safeway Inc. ..................................................................    850,000      35,657,500
                                                                                               --------------
                                                                                                   60,534,500
                                                                                               --------------
   TECHNOLOGY SERVICES 5.6%
   Adobe Systems Inc. ............................................................    300,000      11,988,000
(a)Cadence Design Systems Inc. ...................................................  1,000,000      20,480,000
(a)Intuit Inc. ...................................................................    350,000      13,713,000
(a)Liberate Technologies Inc. ....................................................    800,000       4,072,000
(a)Macromedia Inc. ...............................................................    400,000       8,956,000
(a)Mercury Interactive Corp. .....................................................    250,000       9,317,500
(a)Netiq Corp. ...................................................................    500,000      11,215,000
(a)Oracle Corp. ..................................................................    600,000       6,024,000
(a)Tier Technologies Inc., B .....................................................    500,000       7,525,000
(a)VERITAS Software Corp. ........................................................    300,000       8,502,000
                                                                                               --------------
                                                                                                  101,792,500
                                                                                               --------------
   TRANSPORTATION 1.6%
   Expeditors International of Washington Inc. ...................................    500,000      28,935,000
                                                                                               --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN CALIFORNIA GROWTH FUND                                                   WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   UTILITIES 1.7%
   American States Water Co. ...................................................      165,000  $    6,418,500
   California Water Service Group ..............................................      180,000       4,482,000
   Sempra Energy ...............................................................      750,000      19,177,500
                                                                                               --------------
                                                                                                   30,078,000
                                                                                               --------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $1,468,714,545) ......................                1,709,254,212
                                                                                               --------------
   PREFERRED STOCKS .7%
(a,b)ELECTRONIC TECHNOLOGY
   Anda Networks Inc., pfd., D .................................................      145,772          87,463
   Kestrel Solutions Inc., pfd., D .............................................      124,712         145,913
                                                                                               --------------
                                                                                                      233,376
                                                                                               --------------
(a,b)HEALTH TECHNOLOGY .7%
   Fibrogen Inc., pfd., E ......................................................    2,227,171       8,864,141
   Masimo Corp., pfd., F .......................................................      772,727       4,249,999
                                                                                               --------------
                                                                                                   13,114,140
                                                                                               --------------
   TOTAL PREFERRED STOCKS (COST $22,124,992) ...................................                   13,347,516
                                                                                               --------------


                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                    ---------
   CONVERTIBLE BONDS .6%
   ELECTRONIC TECHNOLOGY .4%
   Xicor Inc., cvt., 144A, 5.50%, 11/19/06 .....................................  $ 7,500,000       7,578,750
                                                                                               --------------
   HEALTH TECHNOLOGY .2%
   Intermune Inc., cvt., 5.75%, 7/15/06 ........................................    4,190,000       4,072,156
                                                                                               --------------
   TOTAL CONVERTIBLE BONDS (COST $10,981,031) ..................................                   11,650,906
                                                                                               --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,501,820,568) ...........................                1,734,252,634
                                                                                               --------------


                                                                                     SHARES
                                                                                    ---------
(c)SHORT TERM INVESTMENTS 5.0%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $90,575,143) .........................................................   90,575,143      90,575,143
                                                                                               --------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,592,395,711) 100.5% .                1,824,827,777
                                                                                               --------------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                   PRINCIPAL
  FRANKLIN CALIFORNIA GROWTH FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
(d)REPURCHASE AGREEMENTS 6.3%

   Barclays Capital Inc., 1.93%, 5/01/02, (Maturity Value $18,294,962) ........   $18,293,981   $  18,293,981
    Collateralized by U.S. Government Agency Securities
   Bear, Stearns & Co., Inc. 1.93%, 5/01/02, (Maturity Value $21,710,328) .....    21,709,164      21,709,164
    Collateralized by U.S. Government Agency Securities
   Goldman, Sachs & Co., 1.93%, 5/01/02, (Maturity Value $2,624,282) ..........     2,624,141       2,624,141
    Collateralized by U.S. Government Agency Securities
   Morgan Stanley & Co., Inc. 1.93%, 5/01/02, (Maturity Value $21,378,292) ....    21,377,146      21,377,146
    Collateralized by U.S. Government Agency Securities
   Salomon Smith Barney Inc., 1.91%, 5/01/02, (Maturity Value $29,178,096) ....    29,176,548      29,176,548
    Collateralized by U.S. Government Agency Securities
   UBS Warburg LLC, 1.93%, 5/01/02, (Maturity Value $22,002,359) ..............    22,001,179      22,001,179
                                                                                               ---------------
    Collateralized by U.S. Government Agency Securities
   TOTAL REPURCHASE AGREEMENTS (COST 115,182,159) .............................                   115,182,159
                                                                                               ---------------
   TOTAL INVESTMENTS (COST 1,707,577,870) 106.8% ..............................                 1,940,009,936
   OTHER ASSETS, LESS LIABILITIES (6.8)% ......................................                  (124,898,875)
                                                                                               ---------------
   NET ASSETS 100.0% ..........................................................                $1,815,111,061
                                                                                               ===============


(a) Non-income producing
(b) See Note 6 regarding restricted securities.
(c) See Note 3 regarding investments in the "Sweep Money Fund."
(d) See Note 1(d) regarding securities lending.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN LARGE CAP GROWTH FUND
                                                                                        CLASS A
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $11.53       $14.85       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.01)        (.05)        (.06)
 Net realized and unrealized gains (losses) ...........................    (2.54)       (3.24)        4.91
                                                                        -------------------------------------
Total from investment operations ......................................    (2.55)       (3.29)        4.85
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --         (.01)          --(d)
 Net realized gains ...................................................       --         (.02)          --
                                                                        -------------------------------------
Total distributions ...................................................       --         (.03)          --
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $ 8.98       $11.53       $14.85
                                                                        =====================================

Total return(b) ....................................................... (22.12)%     (22.17)%       48.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $50,700      $63,999      $39,402
Ratios to average net assets:
 Expenses .............................................................    1.42%        1.25%        1.23%(e)
 Expenses excluding waiver and payments by affiliate ..................    1.43%        1.27%        1.39%(e)
 Net investment loss ..................................................   (.13)%       (.31)%       (.46)%(e)
Portfolio turnover rate ...............................................  127.60%      106.17%       93.95%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 7, 1999 (effective date) to April 30, 2000.
(d) Includes distributions of net investment income in the amount of $.008.
(e) Annualized


FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                        CLASS B
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(D)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $11.39       $14.77       $10.00
                                                                        -------------------------------------
ncome from investment operations:
 Net investment loss(a) ...............................................     (.08)        (.13)        (.13)
 Net realized and unrealized gains (losses) ...........................    (2.50)       (3.23)        4.90
                                                                        -------------------------------------
Total from investment operations ......................................    (2.58)       (3.36)        4.77
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --           --(c)        --
 Net realized gains ...................................................       --         (.02)          --
                                                                        -------------------------------------
Total distributions ...................................................       --         (.02)          --
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $ 8.81       $11.39       $14.77
                                                                        =====================================

Total return(b) ....................................................... (22.65)%     (22.76)%       47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................   $6,843       $8,294       $4,502
Ratios to average net assets:
 Expenses .............................................................    2.07%        1.89%        1.84%(e)
 Expenses excluding waiver and payments by affiliate ..................    2.08%        1.91%        2.00%(e)
 Net investment loss ..................................................   (.81)%       (.94)%      (1.06)%(e)
Portfolio turnover rate ...............................................  127.60%      106.17%       93.95%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Includes distributions of net investment income in the amount of $.003.
(d) For the period June 7, 1999 (effective date) to April 30, 2000.
(e) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                        CLASS C
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................       $11.40       $14.77       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...........................................         (.08)        (.13)        (.14)
 Net realized and unrealized gains (losses) .......................        (2.50)       (3.22)        4.91
                                                                        -------------------------------------
Total from investment operations ..................................        (2.58)       (3.35)        4.77
                                                                        -------------------------------------
Less distributions from net realized gains ........................           --         (.02)          --
                                                                        -------------------------------------
Net asset value, end of year ......................................       $ 8.82       $11.40       $14.77
                                                                        =====================================

Total return(b) ...................................................     (22.63)%     (22.71)%       47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................      $39,784      $55,071      $35,345
Ratios to average net assets:
 Expenses .........................................................        2.07%        1.89%        1.90%(d)
 Expenses excluding waiver and payments by affiliate ..............        2.08%        1.91%        2.06%(d)
 Net investment loss ..............................................       (.79)%       (.96)%      (1.13)%(d)
Portfolio turnover rate ...........................................      127.60%      106.17%       93.95%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 7, 1999 (effective date) to April 30, 2000.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                        CLASS R
                                                                                    -----------------
                                                                                    APRIL 30, 2002(C)
                                                                                    -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................     $9.87
                                                                                    -----------------
Income from investment operations:
 Net investment loss(a) ...........................................................      (.03)
 Net realized and unrealized losses ...............................................      (.86)
                                                                                    -----------------
Total from investment operations ..................................................      (.89)
                                                                                    -----------------
Net asset value, end of period ....................................................     $8.98
                                                                                    =================

Total return(b) ...................................................................   (9.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................................     $139
Ratios to average net assets:
 Expenses .........................................................................     1.57%(d)
 Net investment loss ..............................................................   (1.02)%(d)
Portfolio turnover rate ...........................................................   127.60%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                    ADVISOR CLASS
                                                                        -------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(D)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $11.58       $14.88       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ......................................      .04           --(c)      (.01)
 Net realized and unrealized gains (losses) ...........................    (2.58)       (3.26)        4.91
                                                                        -------------------------------------
Total from investment operations ......................................    (2.54)       (3.26)        4.90
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --         (.02)        (.02)
 Net realized gains ...................................................       --         (.02)          --
                                                                        -------------------------------------
Total distributions ...................................................       --         (.04)        (.02)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $ 9.04       $11.58       $14.88
                                                                        =====================================

Total return(b) ....................................................... (21.93)%     (21.95)%       49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $17,514      $17,771      $19,902
Ratios to average net assets:
 Expenses .............................................................    1.07%         .90%         .90%(e)
 Expenses excluding waiver and payments by affiliate ..................    1.08%         .92%        1.06%(e)
 Net investment income (loss) .........................................     .42%         .01%       (.06)%(e)
Portfolio turnover rate ...............................................  127.60%      106.17%       93.95%


(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Includes net investment income in the amount of $.001.
(d) For the period June 7, 1999 (effective date) to April 30, 2000.
(e) Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002



  FRANKLIN LARGE CAP GROWTH FUND                                                      SHARES       VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS 91.9%

   COMMUNICATIONS 1.6%
(a)AT&T Wireless Services Inc. ....................................................    30,000 $    268,500
   SBC Communications Inc. ........................................................    50,000    1,553,000
                                                                                              ------------
                                                                                                1,821,500
                                                                                              ------------
   CONSUMER DURABLES .3%
   Mattel Inc. ....................................................................    15,000      309,600
                                                                                              ------------
   CONSUMER NON-DURABLES 6.7%
   Anheuser-Busch Cos. Inc. .......................................................    10,000      530,000
   Coca-Cola Co. ..................................................................    37,500    2,081,625
   Estee Lauder Cos. Inc., A ......................................................    40,000    1,446,000
   Gillette Co. ...................................................................    15,000      532,200
   PepsiCo Inc. ...................................................................     7,000      363,300
   Philip Morris Cos. Inc. ........................................................    10,000      544,300
   Procter & Gamble Co. ...........................................................    25,000    2,256,500
                                                                                              ------------
                                                                                                 7,753,925
                                                                                              ------------
   CONSUMER SERVICES 7.9%
(a)Clear Channel Communications Inc. ..............................................    13,000      610,350
(a)Comcast Corp., A ...............................................................    49,000    1,310,750
(a)eBay Inc. ......................................................................    22,000    1,168,200
(a)Fox Entertainment Group Inc., A ................................................    48,000    1,132,800
(a)Liberty Media Corp., A .........................................................    22,000      235,400
   McDonald's Corp. ...............................................................    25,000      710,000
(a)Scholastic Corp. ...............................................................     5,000      253,650
(a)Viacom Inc., B .................................................................    43,000    2,025,300
(a)Univision Communications Inc., A ...............................................     9,500      379,620
(a)The Walt Disney Co. ............................................................    55,000    1,274,900
                                                                                              ------------
                                                                                                 9,100,970
                                                                                              ------------
   DISTRIBUTION SERVICES 2.1%
(a)AmeriSourceBergen Corp. ........................................................    17,000    1,317,500
   Cardinal Health Inc. ...........................................................     6,000      415,500
   McKesson Corp. .................................................................    13,000      525,070
   SYSCO Corp. ....................................................................     7,000      203,070
                                                                                              ------------
                                                                                                 2,461,140
                                                                                              ------------
   ELECTRONIC TECHNOLOGY 19.4%
(a)Applied Materials Inc. .........................................................    50,000    1,216,000
(a)Celestica Inc. (Canada) ........................................................    19,000      526,300
(a)Cisco Systems Inc. .............................................................    88,100    1,290,665
(a)Dell Computer Corp. ............................................................    36,000      948,240
(a)EMC Corp. ......................................................................    60,000      548,400
   General Dynamics Corp. .........................................................    13,000    1,262,170
   Intel Corp. ....................................................................    45,400    1,298,894
   International Business Machines Corp. ..........................................    27,000    2,261,520
(a)Intersil Corp. .................................................................    25,000      671,250
(a)KLA-Tencor Corp. ...............................................................    22,500    1,326,825
(a)Lexmark International Inc. .....................................................    40,000    2,391,200



72
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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                                      SHARES       VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
   Lockheed Martin Corp. ..........................................................    11,900 $    748,510
(a)Micron Technology Inc. .........................................................    29,000      687,300
   Nokia Corp., ADR (Finland) .....................................................    32,000      520,320
(a)Novellus Systems Inc. ..........................................................    23,900    1,132,860
(a)QUALCOMM Inc. ..................................................................    25,000      754,000
   Raytheon Co. ...................................................................    46,200    1,954,260
(a)Sun Microsystems Inc. ..........................................................    50,000      409,000
   Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan) ......................    70,000    1,239,000
(a)Xilinx Inc. ....................................................................    31,000    1,170,560
                                                                                              ------------
                                                                                                22,357,274
                                                                                              ------------
   ENERGY MINERALS .5%
   Shell Transport & Trading Co. PLC, ADR (United Kingdom) ........................    12,000      517,800
                                                                                              ------------
   FINANCE 11.5%
   AFLAC Inc. .....................................................................    35,000    1,046,500
   American Express Co. ...........................................................     8,500      348,585
   American International Group Inc. ..............................................     9,000      622,080
   Bank of New York Co. Inc. ......................................................    47,900    1,752,661
   Charles Schwab Corp. ...........................................................   100,000    1,139,000
   Citigroup Inc. .................................................................    44,000    1,905,200
   Fifth Third Bancorp ............................................................    30,000    2,057,700
   Goldman Sachs Group Inc. .......................................................    14,000    1,102,500
   Household International Inc. ...................................................    20,000    1,165,800
   Lehman Brothers Holdings Inc. ..................................................    20,000    1,180,000
   Marsh & McLennan Cos. Inc. .....................................................     3,000      303,240
   North Fork Bancorp. Inc. .......................................................     6,000      231,720
   Wells Fargo & Co. ..............................................................     7,500      383,625
                                                                                              ------------
                                                                                                13,238,611
                                                                                              ------------
   HEALTH SERVICES 2.8%
(a)Tenet Healthcare Corp. .........................................................    40,000    2,934,800
   UnitedHealth Group Inc. ........................................................     3,000      263,430
                                                                                              ------------
                                                                                                 3,198,230
                                                                                              ------------
   HEALTH TECHNOLOGY 15.1%
   Allergan Inc. ..................................................................    14,000      922,740
(a)Amgen Inc. .....................................................................    34,000    1,797,920
   Baxter International Inc. ......................................................    40,000    2,276,000
   Eli Lilly & Co. ................................................................     2,000      132,100
(a)Genentech Inc. .................................................................    17,400      617,700
(a)Genzyme Corp-General Division ..................................................     5,800      237,452
(a)IDEC Pharmaceuticals Corp. .....................................................    18,000      989,100
   Johnson & Johnson ..............................................................     6,500      415,090
(a)King Pharmaceuticals Inc. ......................................................    58,000    1,817,720
(a)MedImmune Inc. .................................................................    30,000    1,002,000
   Medtronic Inc. .................................................................    24,000    1,072,560
   Merck & Co. Inc. ...............................................................     8,000      434,720
   Pfizer Inc. ....................................................................    64,175    2,332,761


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


  FRANKLIN LARGE CAP GROWTH FUND                                                      SHARES       VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   HEALTH TECHNOLOGY (CONT.)
   Pharmacia Corp. .................................................................   54,000 $  2,226,420
(a)Serono SA, ADR (Switzerland) ....................................................   25,000      496,250
(a)Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ...........................   29,000      643,800
                                                                                              ------------
                                                                                                17,414,333
                                                                                              ------------
   INDUSTRIAL SERVICES 1.4%
   GlobalSantaFe Corp. .............................................................   45,000    1,579,050
                                                                                              ------------
   PROCESS INDUSTRIES 1.4%
   Dow Chemical Co. ................................................................   50,000    1,590,000
                                                                                              ------------
   PRODUCER MANUFACTURING 2.1%
   General Electric Co. ............................................................   43,000    1,356,650
(a)Honeywell International Inc. ....................................................    6,000      220,080
(a)United Technologies Corp. .......................................................   10,000      701,700
                                                                                              ------------
                                                                                                 2,278,430
                                                                                              ------------
   RETAIL TRADE 9.2%
(a)Bed Bath & Beyond Inc. ..........................................................   35,000    1,300,950
(a)BJ's Wholesale Club Inc. ........................................................    6,000      267,780
(a)Costco Wholesale Corp. ..........................................................    6,000      241,200
   GAP Inc. ........................................................................   20,000      282,200
   Home Depot Inc. .................................................................   38,000    1,762,060
(a)The Kohl's Corp. ................................................................   16,000    1,179,200
   Radioshack Corp. ................................................................   20,000      624,000
(a)Safeway Inc. ....................................................................   22,500      943,875
   Tiffany & Co. ...................................................................   35,000    1,391,250
   Wal-Mart Stores Inc. ............................................................   47,000    2,625,420
                                                                                              ------------
                                                                                                10,617,935
                                                                                              ------------
   TECHNOLOGY SERVICES 9.9%
   Accenture Ltd., A ( Bermuda) ....................................................   95,200    2,041,088
   Adobe Systems Inc. ..............................................................   12,000      479,520
(a)Affiliated Computer Services Inc., A ............................................   40,000    2,162,800
   Concord EFS Inc. ................................................................   96,000    3,035,895
   Electronic Data Systems Corp. ...................................................    5,000      271,300
   Microsoft Corp. .................................................................   46,000    2,403,960
   Oracle Corp. ....................................................................   80,000      803,200
   VERITAS Software Corp. ..........................................................    7,500      212,550
                                                                                              ------------
                                                                                                11,410,313
                                                                                              ------------
   TOTAL COMMON STOCKS (COST $104,380,083) .........................................           105,649,111
                                                                                              ------------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                                      SHARES       VALUE
-----------------------------------------------------------------------------------------------------------
(b)SHORT TERM INVESTMENTS 8.4%

   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $9,609,033) ............................................................  9,609,033 $  9,609,033
                                                                                              -------------

   TOTAL INVESTMENTS (COST $113,989,116) 100.3% ..................................             115,258,144
   OTHER ASSETS, LESS LIABILITIES (.3)% ..........................................                (278,095)
                                                                                              -------------
   NET ASSETS 100.0% .............................................................            $114,980,049
                                                                                              =============


(a) Non-income producing
(b) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN SMALL CAP GROWTH FUND II
                                                                                              CLASS A
                                                                                   -------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                   -------------------------
                                                                                         2002         2001
                                                                                   -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................................     $10.27       $10.00
                                                                                   -------------------------
Income from investment operations:
 Net investment loss(a) ..........................................................       (.06)        (.04)
 Net realized and unrealized gains (losses) ......................................       (.42)         .31
                                                                                   -------------------------
Total from investment operations .................................................       (.48)         .27
                                                                                   -------------------------
Net asset value, end of year .....................................................     $ 9.79       $10.27
                                                                                   =========================

Total return(b) ..................................................................    (4.67)%        2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................. $1,076,341     $456,452
Ratios to average net assets:
 Expenses ........................................................................      1.21%        1.32%
 Net investment loss .............................................................     (.63)%       (.36)%
Portfolio turnover rate ..........................................................     41.31%       74.97%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                             CLASS B
                                                                                     -----------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                     -----------------------
                                                                                         2002         2001
                                                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................   $10.20       $10.00
                                                                                     -----------------------
Income from investment operations:
 Net investment loss(a) ............................................................     (.12)        (.11)
 Net realized and unrealized gains (losses) ........................................     (.42)         .31
                                                                                     -----------------------
Total from investment operations ...................................................     (.54)         .20
                                                                                     -----------------------
Net asset value, end of year .......................................................   $ 9.66       $10.20
                                                                                     =======================
Total return(b) ....................................................................  (5.29)%        2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................... $145,217     $104,640
Ratios to average net assets:
 Expenses ..........................................................................    1.86%        1.97%
 Net investment loss ...............................................................  (1.26)%      (1.03)%
Portfolio turnover rate ............................................................   41.31%       74.97%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                              CLASS C
                                                                                     -----------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                     -----------------------
                                                                                         2002         2001
                                                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................   $10.21       $10.00
                                                                                     -----------------------
Income from investment operations:
 Net investment loss(a) ............................................................     (.12)        (.11)
 Net realized and unrealized gains (losses) ........................................     (.42)         .32
                                                                                     -----------------------
Total from investment operations ...................................................     (.54)         .21
                                                                                     -----------------------
Net asset value, end of year .......................................................   $ 9.67       $10.21
                                                                                     =======================

Total return(b) ....................................................................  (5.29)%        2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................... $249,188     $158,053
Ratios to average net assets:
 Expenses ..........................................................................    1.86%        1.97%
 Net investment loss ...............................................................  (1.26)%      (1.03)%
Portfolio turnover rate ............................................................   41.31%       74.97%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                       CLASS R
                                                                                   -----------------
                                                                                   APRIL 30, 2002(C)
                                                                                   -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................................      $9.88
                                                                                   -----------------
Income from investment operations:
 Net investment loss(a) ..........................................................       (.03)
 Net realized and unrealized losses ..............................................       (.06)
                                                                                   -----------------
Total from investment operations .................................................       (.09)
                                                                                   -----------------
Net asset value, end of period ...................................................      $9.79
                                                                                   =================

Total return(b) ..................................................................     (.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................................       $492
Ratios to average net assets:
 Expenses ........................................................................      1.36%(d)
 Net investment loss .............................................................    (1.05)%(d)
Portfolio turnover rate ..........................................................     41.31%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                           ADVISOR CLASS
                                                                                     -----------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                     -----------------------
                                                                                         2002         2001
                                                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................   $10.31       $10.00
                                                                                     -----------------------
Income from investment operations:
 Net investment loss(a) ............................................................     (.03)        (.01)
 Net realized and unrealized gains (losses) ........................................     (.42)         .32
                                                                                     -----------------------
Total from investment operations ...................................................     (.45)         .31
                                                                                     -----------------------
Net asset value, end of year .......................................................   $ 9.86       $10.31
                                                                                     =======================

Total return(b) ....................................................................  (4.36)%        3.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................... $157,653      $55,606
Ratios to average net assets:
 Expenses ..........................................................................     .86%         .97%
 Net investment loss ...............................................................   (.28)%       (.05)%
Portfolio turnover rate ............................................................   41.31%       74.97%


(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 83.7%

   COMMERCIAL SERVICES 5.1%
(a)Administaff Inc. .............................................................    850,000   $   19,507,500
(a)CDI Corp. ....................................................................    105,000        3,069,150
(a)DigitalThink Inc. ............................................................    650,000          663,000
(a)Heidrick & Struggles International Inc. ......................................    380,000        7,858,400
   John H. Harland Co. ..........................................................    135,300        4,072,530
(a)Maximus Inc. .................................................................    400,000       12,400,000
(a)ProBusiness Services Inc. ....................................................    800,800       15,711,696
(a)Resources Connection Inc. ....................................................    545,300       14,472,262
(a)Smartforce PLC, ADR (United Kingdom) .........................................    717,300        4,625,868
                                                                                               --------------
                                                                                                   82,380,406
                                                                                               --------------
   CONSUMER SERVICES 5.0%
(a,b)Acme Communications Inc. ...................................................    865,000        9,298,750
(a)AMC Entertainment Inc. .......................................................     79,000        1,145,500
(a)Argosy Gaming Co. ............................................................    114,900        4,136,400
(a)CEC Entertainment Inc. .......................................................    200,600        9,267,720
(a)Entravision Communications Corp. .............................................  1,200,000       17,400,000
   Four Seasons Hotels Inc. (Canada) ............................................    130,000        6,493,500
(a)Jack in the Box Inc. .........................................................    345,000       11,015,850
(a)Princeton Review Inc. ........................................................    222,500        1,579,750
(a)Sinclair Broadcast Group Inc., A .............................................    525,000        7,008,750
(a)Station Casinos Inc. .........................................................    799,800       14,796,300
                                                                                               --------------
                                                                                                   82,142,520
                                                                                               --------------
   ELECTRONIC TECHNOLOGY 24.7%
(a)Advanced Digital Information Corp. ...........................................    577,500        5,197,500
(a)Advanced Energy Industries Inc. ..............................................    750,000       26,100,000
(a)Advanced Fibre Communications Inc. ...........................................  1,160,000       20,578,400
(a)Anaren Microwave Inc. ........................................................    796,800       10,063,584
(a)Avocent Corp. ................................................................    849,999       21,249,975
(a,b)Catapult Communications Corp. ..............................................    700,000       17,542,000
(a)Cognex Corp. .................................................................    472,800       11,654,520
(a)Credence Systems Corp. .......................................................    700,000       14,168,000
(a)Cymer Inc. ...................................................................    375,000       17,726,250
(a)DDI Corp. ....................................................................  1,691,000       10,179,820
(a)Electro Scientific Industries Inc. ...........................................    634,500       19,073,070
(a)EMCORE Corp. .................................................................    500,000        4,425,000
(a)Integrated Circuit Systems Inc. ..............................................  1,210,000       24,079,000
(a)Intersil Corp. ...............................................................    250,000        6,712,500
(a)Ixia .........................................................................    607,900        5,227,940
(a)Merix Corp. ..................................................................    403,600        6,748,192
(a)Nanometrics Inc. .............................................................     33,900          641,727
(a)Oak Technology Inc. ..........................................................    505,000        7,186,150
(a)ONI Systems Corp. ............................................................    399,600        2,089,908
   Park Electrochemical Corp. ...................................................    170,000        5,142,500
(a)Pericom Semiconductor Corp. ..................................................     65,300          931,831
(a)Plexus Corp. .................................................................    600,000       14,994,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
(a)Powerwave Technologies Inc. ..................................................    931,600   $   11,123,304
(a,b)Rudolph Technologies Inc. ..................................................    907,300       27,672,650
(a)Semtech Corp. ................................................................    700,000       22,386,000
(a)Sierra Wireless Inc. (Canada) ................................................    735,200        6,609,448
(a)Sirenza Microdevices Inc. ....................................................    700,000        3,458,000
(a)Technitrol Inc. ..............................................................    300,800        7,640,320
(a)Trimble Navigation Ltd. ......................................................    500,000        8,295,000
(a)TTM Technologies Inc. ........................................................    350,000        2,876,650
(a)Varian Semiconductor Equipment Associates Inc. ...............................  1,275,000       59,568,000
(a)Xicor Inc. - Private Placement, wts., A, 11/19/06 ............................    387,701        1,225,909
                                                                                               --------------
                                                                                                  402,567,148
                                                                                               --------------
(a)ENERGY MINERALS 4.5%
   Chesapeake Energy Corp. ......................................................    900,000        7,695,000
   Petroquest Energy Inc. .......................................................  1,102,000        7,482,580
   Spinnaker Exploration Co. ....................................................    350,000       14,997,500
   Stone Energy Corp. ...........................................................    775,000       32,860,000
   Swift Energy Co. .............................................................    575,000       10,907,750
                                                                                               --------------
                                                                                                   73,942,830
                                                                                               --------------
   FINANCE 4.6%
   Amerus Group Co. .............................................................    300,000       11,304,000
(a)Blackrock Inc. ...............................................................    170,000        7,820,000
   Doral Financial Corp. ........................................................     74,000        2,585,560
   Investors Financial Services Corp. ...........................................    109,000        8,026,760
   IPC Holdings Ltd. (Bermuda) ..................................................    174,900        5,964,090
(a)Jones Lang Lasalle Inc. ......................................................    270,000        6,037,200
(a)Knight Trading Group Inc. ....................................................    650,000        3,646,500
(a)NCO Group Inc. ...............................................................    165,000        4,593,600
   Reinsurance Group of America Inc. ............................................    550,000       17,765,000
(a)Silicon Valley Bancshares ....................................................    150,000        4,792,500
   Vesta Insurance Group Inc. ...................................................    550,000        2,513,500
                                                                                               --------------
                                                                                                   75,048,710
                                                                                               --------------
   HEALTH TECHNOLOGY 2.7%
   Alpharma Inc., A .............................................................  1,000,000       17,100,000
(a)Ortec International Inc. .....................................................    416,444        1,619,967
(a)Titan Pharmaceuticals Inc. ...................................................    365,600        2,285,000
(a)Varian Medical Systems Inc. ..................................................    540,000       23,409,000
                                                                                               --------------
                                                                                                   44,413,967
                                                                                               --------------
(a)INDUSTRIAL SERVICES 3.7%
   Cal Dive International Inc. ..................................................    600,000       15,540,000
   FMC Technologies Inc. ........................................................    515,916       11,737,089
   Headwaters Inc. ..............................................................     71,000        1,263,800
   Patterson UTI Energy Inc. ....................................................    730,000       23,360,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

(a)INDUSTRIAL SERVICES (CONT.)
   Superior Energy Services Inc. ................................................    500,000   $    5,580,000
(b)US Liquids Inc. ..............................................................  1,003,400        3,010,200
                                                                                               --------------
                                                                                                   60,491,089
                                                                                               --------------
   NON-ENERGY MINERALS 2.1%
(a)Cleveland Cliffs Inc. ........................................................    350,000        9,450,000
   Reliance Steel & Aluminum Co. ................................................    390,000       12,577,500
(a)Stillwater Mining Co. ........................................................    740,000       12,987,000
                                                                                               --------------
                                                                                                   35,014,500
                                                                                               --------------
   PROCESS INDUSTRIES 5.6%
   Bunge Ltd. ...................................................................    476,200       10,533,544
(a)CUNO Inc. ....................................................................    249,900        8,806,476
(a)FMC Corp. ....................................................................    300,000       11,610,000
   Minerals Technologies Inc. ...................................................    367,100       18,355,000
   Nova Chemicals Corp. (Canada) ................................................    900,000       20,871,000
(a)Pactiv Corp. .................................................................    630,000       13,022,100
   Solutia Inc. .................................................................  1,000,000        8,360,000
                                                                                               --------------
                                                                                                   91,558,120
                                                                                               --------------
   PRODUCER MANUFACTURING 9.6%
   C&D Technologies Inc. ........................................................    450,000       10,350,000
   Crane Co. ....................................................................    450,000       12,411,000
(a)Gentex Corp. .................................................................    717,500       22,716,050
(a)Mettler-Toledo International Inc. (Switzerland) ..............................    450,000       17,302,500
   Milacron Inc. ................................................................    550,000        7,287,500
   Oshkosh Truck Corp. ..........................................................    200,000       11,384,000
   Pentair Inc. .................................................................    409,900       19,904,744
(a)Power-One Inc. ...............................................................  1,100,000        9,196,000
   Roper Industries Inc. ........................................................    170,300        7,832,097
(a)Varian Inc. ..................................................................    700,000       23,618,000
(a)Wilson Greatbatch Technologies Inc. ..........................................    525,000       13,781,250
                                                                                               --------------
                                                                                                 155,783,141
                                                                                               --------------
   REAL ESTATE .4%
   Colonial Properties Trust ....................................................    200,000        7,276,000
                                                                                               --------------

(a)RETAIL TRADE 1.3%
   Charming Shoppes Inc. ........................................................    350,000        3,024,000
   Cost Plus Inc. ...............................................................    354,000       10,425,300
   Great Atlantic & Pacific Tea Co. Inc. ........................................     67,300        1,724,226
   Linens 'n Things Inc. ........................................................    172,000        5,968,400
                                                                                               --------------
                                                                                                   21,141,926
                                                                                               --------------
   TECHNOLOGY SERVICES 9.0%
(a)Ascential Software Corp. .....................................................  1,082,000        3,722,080
(a)Aspen Technology Inc. ........................................................    425,612        5,767,043
(a)Bindview Development Corp. ...................................................    750,000        1,125,000



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   TECHNOLOGY SERVICES (CONT.)
(a)Borland Software Corp. ......................................................     470,000    $   5,123,000
(a)Brio Software Inc. ..........................................................   1,000,000        2,149,000
(a)Entrust Inc. ................................................................   1,307,200        5,477,168
(a)HNC Software Inc. ...........................................................     650,000       12,428,000
(a)Informatica Corp. ...........................................................     900,000        7,137,000
(a)Inforte Corp. ...............................................................     499,874        5,943,502
   Jack Henry & Associates Inc. ................................................     800,000       18,624,000
(a)Keane Inc. ..................................................................     700,000       10,948,000
(a)Lawson Software Inc. ........................................................     400,000        3,404,000
(a)MatrixOne Inc. ..............................................................     342,500        2,363,250
(a)Micromuse Inc. ..............................................................     800,000        6,528,000
(a)National Instruments Corp. ..................................................     746,800       28,699,524
(a)Pegasus Solutions Inc. ......................................................     377,200        7,306,364
(a)Precise Software Solutions Ltd. (Israel) ....................................     377,400        4,959,036
(a)Sapient Corp. ...............................................................     885,500        4,321,240
(a)Verity Inc. .................................................................     321,000        4,282,140
(a)webMethods Inc. .............................................................     399,300        5,941,584
                                                                                               --------------
                                                                                                  146,248,931
                                                                                               --------------
   TRANSPORTATION 4.4%
   Airborne Inc. ...............................................................     340,000        7,051,600
(a)Atlantic Coast Airlines Holdings Inc. .......................................     830,000       18,135,500
(a)Forward Air Corp. ...........................................................   1,050,000       28,528,500
(a)Knight Transportation Inc. ..................................................     161,000        3,253,810
(a)Landstar System Inc. ........................................................      99,825        9,772,868
(a)UAL Corp. ...................................................................     309,400        4,359,445
                                                                                               --------------
                                                                                                   71,101,723
                                                                                               --------------
   UTILITIES 1.0%
   Energen Corp. ...............................................................     550,000       15,482,500
                                                                                               --------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $1,328,658,213) ......................                1,364,593,511
                                                                                               --------------
(a,c)PREFERRED STOCK
   Micro Photonix Integration Corp., pfd., C (COST $600,888) ...................      95,148               --
                                                                                               --------------


                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                   ---------
   CONVERTIBLE BONDS .9%
   Xicor Inc., cvt., 144A, 5.50%, 11/19/06 (COST $13,129,327) .................. $14,500,000       14,652,250
                                                                                               --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,342,388,428) ...........................                1,379,245,761
                                                                                               --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



  FRANKLIN SMALL CAP GROWTH FUND II                                                 SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
(d)SHORT TERM INVESTMENTS 15.9%

   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $258,400,436) ........................................................ 258,400,436   $  258,400,436
                                                                                               ---------------
   TOTAL INVESTMENTS (COST $1,600,788,864) 100.5% ..............................                1,637,646,197
   OTHER ASSETS, LESS LIABILITIES (.5)% ........................................                   (8,755,400)
                                                                                               ---------------
   NET ASSETS 100.0% ...........................................................               $1,628,890,797
                                                                                               ===============


(a) Non-income producing
(b) See Note 7 regarding holdings of 5% voting securities.
(c) See Note 6 regarding restricted securities.
(d) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                                        CLASS A
                                                         ---------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                         ---------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                         ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $34.15       $45.48       $24.65       $25.93       $18.96
                                                         ---------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .......................       (.06)         .12          .09          .06          .07
 Net realized and unrealized gains (losses) ............      (5.16)      (10.98)       21.04        (1.02)        7.92
                                                         ---------------------------------------------------------------
Total from investment operations .......................      (5.22)      (10.86)       21.13         (.96)        7.99
                                                         ---------------------------------------------------------------
Less distributions from:
 Net investment income .................................       (.08)        (.24)        (.04)        (.14)        (.09)
 Net realized gains ....................................         --         (.23)        (.26)        (.18)        (.93)
                                                         ---------------------------------------------------------------
Total distributions ....................................       (.08)        (.47)        (.30)        (.32)       (1.02)
                                                         ---------------------------------------------------------------
Net asset value, end of year ...........................     $28.85       $34.15       $45.48       $24.65       $25.93
                                                         ===============================================================

Total return(b) ........................................   (15.28)%     (24.00)%       85.97%      (3.44)%       43.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................ $7,784,125   $9,606,125  $11,199,559   $4,251,284   $3,957,972
Ratios to average net assets:
 Expenses ..............................................       .89%         .86%         .85%         .94%         .89%
 Net investment income (loss) ..........................     (.18)%         .29%         .24%         .30%         .32%
Portfolio turnover rate ................................     47.38%       27.23%       24.67%       46.73%       42.97%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                                        CLASS C
                                                           -------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $33.41       $44.58       $24.32       $25.59       $18.78
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ..................................     (.27)        (.19)        (.19)        (.09)        (.02)
 Net realized and unrealized gains (losses) ..............    (5.05)      (10.75)       20.71        (1.00)        7.76
                                                           -------------------------------------------------------------
Total from investment operations .........................    (5.32)      (10.94)       20.52        (1.09)        7.74
                                                           -------------------------------------------------------------
Less distributions from net realized gains ...............       --         (.23)        (.26)        (.18)        (.93)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $28.09       $33.41       $44.58       $24.32       $25.59
                                                           =============================================================

Total return(b) .......................................... (15.92)%     (24.61)%       84.58%      (4.08)%       42.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $948,940   $1,263,169   $1,667,870     $764,715     $731,707
Ratios to average net assets:
 Expenses ................................................    1.64%        1.61%        1.60%        1.69%        1.64%
 Net investment loss .....................................   (.92)%       (.45)%       (.52)%       (.44)%       (.42)%
Portfolio turnover rate ..................................   47.38%       27.23%       24.67%       46.73%       42.97%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                                        CLASS R
                                                                                    -----------------
                                                                                    APRIL 30, 2002(C)
                                                                                    -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................       $31.16
                                                                                    -----------------
Income from investment operations:
 Net investment loss(a) ........................................................         (.12)
 Net realized and unrealized losses ............................................        (2.23)
                                                                                    -----------------
Total from investment operations ...............................................        (2.35)
                                                                                    -----------------
Net asset value, end of period .................................................       $28.81
                                                                                    =================

Total return(b) ................................................................      (7.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................       $1,253
Ratios to average net assets:
 Expenses ......................................................................        1.14%(d)
 Net investment loss ...........................................................      (1.26)%(d)
Portfolio turnover rate ........................................................       47.38%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                                   ADVISOR CLASS
                                                           -------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $34.37       $45.74       $24.73       $26.01       $18.97
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................      .02          .23          .18          .10          .09
 Net realized and unrealized gains (losses) ..............    (5.20)      (11.06)       21.15        (1.00)        8.01
                                                           -------------------------------------------------------------
Total from investment operations .........................    (5.18)      (10.83)       21.33         (.90)        8.10
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.19)        (.31)        (.06)        (.20)        (.13)
 Net realized gains ......................................       --         (.23)        (.26)        (.18)        (.93)
                                                           -------------------------------------------------------------
Total distributions ......................................     (.19)        (.54)        (.32)        (.38)       (1.06)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $29.00       $34.37       $45.74       $24.73       $26.01
                                                           =============================================================

Total return(b) .......................................... (15.10)%     (23.83)%       86.43%      (3.12)%       43.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $321,921     $357,832     $436,864     $168,055     $118,683
Ratios to average net assets:
 Expenses ................................................     .64%         .61%         .60%         .69%         .64%
 Net investment income ...................................     .05%         .54%         .49%         .56%         .58%
Portfolio turnover rate ..................................   47.38%       27.23%       24.67%       46.73%       42.97%



(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 91.4%

   COMMERCIAL SERVICES 3.5%
(a)Answerthink Inc. ...........................................................   1,000,000   $    6,450,000
(a)Corporate Executive Board Co. ..............................................     559,800       21,272,400
(a)DoubleClick Inc. ...........................................................   3,464,900       26,887,624
(a)Interep National Radio Sales Inc. ..........................................     213,400          766,106
(a)Lamar Advertising Co., A ...................................................   1,065,000       45,720,450
(a)Learning Tree International Inc. ...........................................   1,064,000       25,748,800
(a)Maximus Inc. ...............................................................     500,900       15,527,900
   Moody's Corp. ..............................................................   1,100,000       47,938,000
(a)ProBusiness Services Inc. ..................................................   1,062,200       20,840,364
(a)Robert Half International Inc. .............................................     606,700       15,931,942
(a)Sabre Holdings Corp., A ....................................................     267,500       12,438,750
(a)Sungard Data Systems Inc. ..................................................   1,000,000       29,760,000
(a)TMP Worldwide Inc. .........................................................   1,515,200       45,713,584
                                                                                              --------------
                                                                                                 314,995,920
                                                                                              --------------
   COMMUNICATIONS 1.1%
(a,b)Alaska Communications Systems Holdings Inc. ..............................   2,411,700       15,434,880
(a)AT&T Wireless Services Inc. ................................................   4,112,550       36,807,323
(a)Broadwing Inc. .............................................................   1,000,000        6,600,000
   CenturyTel Inc. ............................................................   1,400,000       38,780,000
                                                                                              --------------
                                                                                                  97,622,203
                                                                                              --------------
(a)CONSUMER DURABLES .5%
   DR Horton Inc. .............................................................      66,500        1,715,700
   NVR Inc. ...................................................................     109,200       40,376,700
                                                                                              --------------
                                                                                                  42,092,400
                                                                                              --------------
   CONSUMER NON-DURABLES 2.3%
   Adolph Coors Co., B ........................................................   1,400,000       93,590,000
(a)Dean Foods Inc. ............................................................     753,000       27,876,060
   Estee Lauder Cos. Inc., A ..................................................     908,900       32,856,735
(a)Jones Apparel Group Inc. ...................................................     629,100       24,503,445
   Wolverine World Wide Inc. ..................................................   1,575,500       28,390,510
                                                                                              --------------
                                                                                                 207,216,750
                                                                                              --------------
(a)CONSUMER SERVICES 4.9%
   Brinker International Inc. .................................................     582,700       20,068,188
   DeVry Inc. .................................................................   1,064,800       28,206,552
   Entercom Communications Corp. ..............................................     683,000       35,686,750
   Entravision Communications Corp. ...........................................   2,801,300       40,618,850
   Foveon Inc. Private Co., 144A ..............................................   1,792,573       13,999,995
(b)Hispanic Broadcasting Corp., A .............................................   4,023,300      107,904,906
   Insight Communications Co. Inc., A .........................................   2,433,249       37,739,692
   Jack in the Box Inc. .......................................................   1,299,700       41,499,421
   Mediacom Communications Corp., A ...........................................   2,711,400       27,114,000
   Radio One Inc. .............................................................     704,100       15,771,840
   Radio One Inc., D ..........................................................     774,700       16,578,580


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

(a)CONSUMER SERVICES (CONT.)
   Ticketmaster Inc., B .......................................................   1,500,000   $   35,295,000
   Univision Communications Inc., A ...........................................     558,900       22,333,644
                                                                                              --------------
                                                                                                 442,817,418
                                                                                              --------------
   DISTRIBUTION SERVICES 1.9%
   AmerisourceBergen Corp. ....................................................   1,018,600       78,941,500
(a)Andrx Group ................................................................   1,060,000       47,933,200
(a)Aramark Corp., B ...........................................................     692,500       19,182,250
(a)Performance Food Group Co. .................................................     730,000       26,302,630
                                                                                              --------------
                                                                                                 172,359,580
                                                                                              --------------
   ELECTRONIC TECHNOLOGY 22.6%
(a)Advanced Energy Industries Inc. ............................................   1,285,500       44,735,400
(a)Advanced Fibre Communications Inc. .........................................   1,173,100       20,810,794
(a)Aeroflex Inc. ..............................................................   1,174,000       16,412,520
(a)Agere Systems Inc., A ......................................................  14,300,000       60,632,000
(a)Agilent Technologies Inc. ..................................................     465,800       13,997,290
(a,b)Alpha Industries Inc. ....................................................   2,419,200       29,635,200
(a)Altera Corp. ...............................................................   1,700,000       34,952,000
(a)ARM Holdings PLC, ADR (United Kingdom) .....................................   3,726,800       36,149,960
(a)Avocent Corp. ..............................................................   1,242,236       31,055,900
(a)Celestica Inc. (Canada) ....................................................     937,500       25,968,750
(a)CIENA Corp. ................................................................   4,515,300       33,819,597
(a)Cirrus Logic Inc. ..........................................................   2,097,500       25,484,625
(a)Coherent Inc. ..............................................................   1,250,000       38,250,000
(a)Credence Systems Corp. .....................................................   1,113,900       22,545,336
   Diebold Inc. ...............................................................   1,100,000       41,602,000
(a)DMC Stratex Networks Inc. ..................................................   1,151,000        4,834,200
   Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) .................     303,600        6,991,908
(a)EMCORE Corp. ...............................................................   1,579,500       13,978,575
(a)Flextronics International Ltd. (Singapore) .................................   2,969,630       41,129,376
(a)Gemstar-TV Guide International Inc. ........................................   1,558,400       13,963,264
(a)Integrated Circuit Systems Inc. ............................................   3,152,000       62,724,800
(a)Integrated Device Technology Inc. ..........................................     900,000       25,236,000
(a)Intersil Corp. .............................................................   2,298,500       61,714,725
(a)Jabil Circuit Inc. .........................................................   1,800,000       36,738,000
(a)KLA-Tencor Corp. ...........................................................   1,100,000       64,867,000
(a)L-3 Communications Holdings Inc. ...........................................     641,900       82,021,982
(a)Lam Research Corp. .........................................................   3,082,900       79,107,214
(a)Lexmark International Inc. .................................................   1,050,000       62,769,000
(a)Micrel Inc. ................................................................   4,010,000       88,019,500
(a)Microchip Technology Inc. ..................................................     600,000       26,700,000
   Mirapoint Inc., 144A .......................................................     682,128          784,447
(a)Nanometrics Inc. ...........................................................     128,900        2,440,077
(a)Network Appliance Inc. .....................................................   3,900,000       68,055,000
(a)Novellus Systems Inc. ......................................................   2,375,100      112,579,740
(a)ONI Systems Corp. ..........................................................   4,989,400       26,094,562
   PerkinElmer Inc. ...........................................................   2,052,192       26,268,058


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
(a)PMC-Sierra Inc. (Canada) ...................................................   3,260,828   $   50,738,484
(a)Polycom Inc. ...............................................................   1,949,100       40,190,442
(a)QLogic Corp. ...............................................................   1,606,200       73,419,402
(a)Sanmina-Sci Corp. ..........................................................   1,523,400       15,843,360
(a)Semtech Corp. ..............................................................   1,631,200       52,165,776
(a)Silicon Laboratories Inc. ..................................................     540,200       15,968,312
(a)Synopsys Inc. ..............................................................   1,918,300       86,534,513
(a)Tekelec ....................................................................   1,823,300       19,290,514
(a,b)Tektronix Inc. ...........................................................   5,438,200      119,640,400
(a)Thermo Electron Corp. ......................................................   3,000,000       56,700,000
(a)The Titan Corp. ............................................................     891,700       20,384,262
(a)Triquint Semiconductor Inc. ................................................   1,396,100       14,156,454
(a)Varian Semiconductor Equipment Associates Inc. .............................     782,000       36,535,040
(a)Veeco Instruments Inc. .....................................................     474,083       14,047,079
(a)Waters Corp. ...............................................................   1,791,300       48,275,535
                                                                                              --------------
                                                                                               2,046,958,373
                                                                                              --------------
   ENERGY MINERALS 3.0%
(a)Chesapeake Energy Corp. ....................................................   2,076,900       17,757,495
   Devon Energy Corp. .........................................................   1,050,088       51,779,839
(a)Forest Oil Corp. ...........................................................   1,010,500       31,830,750
(a)Newfield Exploration Co. ...................................................   1,500,000       56,775,000
(a)Pure Resources Inc. ........................................................     668,450       15,775,420
(a)Spinnaker Exploration Co. ..................................................     600,000       25,710,000
(a)Stone Energy Corp. .........................................................     566,374       24,014,258
(a)Swift Energy Co. ...........................................................   1,326,366       25,161,163
(a)Tom Brown Inc. .............................................................     879,900       25,517,100
                                                                                              --------------
                                                                                                 274,321,025
                                                                                              --------------
   FINANCE 9.2%
   A.G. Edwards Inc. ..........................................................     300,000       12,276,000
(a)Affiliated Managers Group Inc. .............................................     150,000        9,540,000
   Allied Capital Corp. .......................................................     871,500       22,746,150
(a)AmeriCredit Corp. ..........................................................     520,000       20,186,400
   Avalonbay Communities Inc. .................................................     637,000       30,365,790
(a)Bank United Corp. ..........................................................   1,000,000           90,000
   Boston Properties Inc. .....................................................     593,850       23,148,273
   City National Corp. ........................................................     327,900       18,116,475
   Commerce Bancorp Inc. ......................................................     370,800       18,313,812
(a)E*TRADE Group Inc. .........................................................     272,000        2,050,880
   Federated Investors Inc., B ................................................   3,383,400      108,471,804
(a)Investment Technology Group Inc. ...........................................     716,812       32,973,352
   Investors Financial Services Corp. .........................................      25,600        1,885,184
(a)Knight Trading Group Inc. ..................................................   1,570,100        8,808,261
(a)Labranche & Co. Inc. .......................................................   1,676,400       45,933,360
   Metris Cos. Inc. ...........................................................   1,400,000       18,256,000
   National Commerce Financial Corp. ..........................................   3,219,000       90,099,810


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STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   FINANCE (CONT.)
   Radian Group Inc. ..........................................................   1,899,594   $   98,588,929
   Reinsurance Group of America Inc. ..........................................   1,449,200       46,809,160
(a,b)Silicon Valley Bancshares ................................................   2,840,000       90,738,000
   TCF Financial Corp. ........................................................   1,820,000       94,731,000
   Waddell & Reed Financial Inc., A ...........................................   1,332,900       34,322,175
   Wilmington Trust Corp. .....................................................     142,900        9,022,706
                                                                                              --------------
                                                                                                 837,473,521
                                                                                              --------------
(a)HEALTH SERVICES 4.4%
   AdvancePCS .................................................................   1,175,000       39,726,750
   Alliance Imaging Inc. ......................................................     704,300        9,219,287
   Anthem Inc. ................................................................     216,000       14,731,200
   Beverly Enterprises Inc. ...................................................   2,131,800       18,333,480
   Caremark RX Inc. ...........................................................   3,548,175       76,285,763
   Community Health Systems Inc. ..............................................     600,000       17,412,000
   Express Scripts Inc. .......................................................     667,700       42,205,317
   Laboratory Corp. of America Holdings .......................................     642,400       63,726,080
   Pharmaceutical Product Development Inc. ....................................     809,200       20,375,656
   Renal Care Group Inc. ......................................................   1,303,800       46,284,900
   Triad Hospitals Inc. .......................................................   1,125,064       47,252,688
                                                                                              --------------
                                                                                                 395,553,121
                                                                                              --------------
   HEALTH TECHNOLOGY 6.2%
(a)Abgenix Inc. ...............................................................   1,181,000       16,663,910
(a)Alkermes Inc. ..............................................................   1,103,000       22,214,420
(a)American Medical Systems Holdings Ltd. .....................................     454,700       10,449,006
   Beckman Coulter Inc. .......................................................     425,000       20,302,250
   C.R. Bard Inc. .............................................................     425,000       23,349,500
(a)Cerus Corp. ................................................................     224,800       11,512,008
(a)Enzon Inc. .................................................................     383,800       14,292,712
(a)Epoch Biosciences Inc. .....................................................     531,800          946,604
(a)Exelixis Inc. ..............................................................     543,900        5,384,610
(a)Genta Inc. .................................................................     578,500        7,773,305
   ICN Pharmaceuticals Inc. ...................................................   1,236,000       34,187,760
(a)Intermune Inc. .............................................................     628,700       16,817,725
(a)Ivax Corp. .................................................................   3,002,000       35,423,600
(a)King Pharmaceuticals Inc. ..................................................   1,379,700       43,239,798
(a)MedImmune Inc. .............................................................     855,750       28,582,050
(a)Millennium Pharmaceuticals Inc. ............................................     707,697       14,125,632
(a)Neurocrine Biosciences Inc. ................................................      92,000        3,025,880
(a)NPS Pharmaceuticals Inc. ...................................................     540,300       16,106,343
(a)OSI Pharmaceuticals Inc. ...................................................     633,700       20,259,389
   Pall Corp. .................................................................     403,700        8,396,960
(a)Ribapharm Inc. .............................................................     629,800        6,486,940
(a)Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ......................   1,883,200       41,807,040
(a)SICOR Inc. .................................................................   3,541,500       62,755,380
(a)Texas Biotechnology Corp. ..................................................   1,173,600        6,161,400



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STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS (CONT.)

   HEALTH TECHNOLOGY (CONT.)
(a)Titan Pharmaceuticals Inc. .................................................     112,300   $      701,875
(a)Varian Medical Systems Inc. ................................................   1,893,600       82,087,560
(a)Versicor Inc. ..............................................................     322,900        4,045,937
(a,b)Visible Genetics Inc. (Canada) ...........................................   1,206,000        7,996,986
                                                                                              --------------
                                                                                                 565,096,580
                                                                                              --------------
(a)INDUSTRIAL SERVICES 6.4%
   Allied Waste Industries Inc. ...............................................   6,943,200       84,290,448
(b)Atwood Oceanics Inc. .......................................................   1,116,600       51,307,770
(b)Core Laboratories NV (Netherlands) .........................................   1,900,000       28,500,000
(b)Grey Wolf Inc. .............................................................  11,445,600       52,077,480
   Hydril Co. .................................................................     334,000        8,523,346
   Oil States International Inc. ..............................................   1,276,200       13,719,150
   Pride International Inc. ...................................................   2,840,600       52,806,754
   Rowan Cos. Inc. ............................................................   1,258,100       31,930,578
   Superior Energy Services Inc. ..............................................   2,635,500       29,412,180
(b)Trico Marine Services Inc. .................................................   2,757,500       22,556,350
(b)Varco International Inc. ...................................................   5,678,281      116,347,978
   Waste Connections Inc. .....................................................     918,800       32,433,640
   Weatherford International Inc. .............................................   1,087,000       54,208,690
                                                                                              --------------
                                                                                                 578,114,364
                                                                                              --------------
   NON-ENERGY MINERALS .5%
   Reliance Steel & Aluminum Co. ..............................................   1,345,000       43,376,250
                                                                                              --------------
   PROCESS INDUSTRIES 1.9%
   Bunge Ltd. .................................................................   3,354,800       74,208,176
   Cabot Corp. ................................................................     906,300       27,007,740
   ChemFirst Inc. .............................................................     485,800       13,578,110
   Lyondell Chemical Co. ......................................................   1,562,500       23,093,750
   Valspar Corp. ..............................................................     650,800       29,969,340
                                                                                              --------------
                                                                                                 167,857,116
                                                                                              --------------
   PRODUCER MANUFACTURING 4.3%
(a)American Standard Cos. Inc. ................................................     187,400       13,998,780
(a)Flowserve Corp. ............................................................     878,000       30,291,000
(a)Gentex Corp. ...............................................................   2,300,000       72,818,000
(b)Gibraltar Steel Corp. ......................................................   1,012,800       23,172,864
   ITT Industries Inc. ........................................................     925,000       64,620,500
(a,b)Mettler-Toledo International Inc. (Switzerland) ..........................   2,931,600      112,720,020
(a)Power-One Inc. .............................................................   1,688,000       14,111,680
   Roper Industries Inc. ......................................................     366,240       16,843,378
(a)Varian Inc. ................................................................   1,302,300       43,939,602
                                                                                              --------------
                                                                                                 392,515,824
                                                                                              --------------


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STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   REAL ESTATE 1.4%
   Duke Realty Corp. ..........................................................   1,308,500   $   34,413,550
   Reckson Associates Realty Corp. ............................................   1,112,300       27,140,120
   Starwood Hotels & Resorts Worldwide Inc. ...................................   1,191,100       45,023,580
   Vornado Realty Trust .......................................................     364,800       16,087,680
                                                                                              --------------
                                                                                                 122,664,930
                                                                                              --------------
   RETAIL TRADE 2.7%
(a)Abercrombie & Fitch Co., A .................................................     637,000       19,110,000
(a)Barnes & Noble Inc. ........................................................   1,716,000       51,857,520
(a)Bed Bath & Beyond Inc. .....................................................     417,100       15,503,607
(a)BJ's Wholesale Club Inc. ...................................................   1,541,200       68,783,756
(a)Foot Locker Inc. ...........................................................   1,500,000       23,625,000
(a)The Men's Wearhouse Inc. ...................................................     544,800       13,412,976
   Tiffany & Co. ..............................................................   1,205,900       47,934,525
                                                                                              --------------
                                                                                                 240,227,384
                                                                                              --------------
   TECHNOLOGY SERVICES 10.8%
(a)Actuate Corp. ..............................................................   2,605,800       14,722,770
   Adobe Systems Inc. .........................................................   1,000,000       39,960,000
(a)Affiliated Computer Services Inc., A .......................................   3,431,600      185,546,612
(a)Amdocs Ltd. ................................................................   1,500,000       32,595,000
(a)Art Technology Group Inc. ..................................................     280,900          463,485
(a)BEA Systems Inc. ...........................................................   2,770,400       29,698,688
(a,b)Brio Software Inc. .......................................................   1,715,700        3,687,039
(a)Cadence Design Systems Inc. ................................................     500,000       10,240,000
(a)Check Point Software Technologies Ltd. (Israel) ............................   2,249,000       40,819,350
(a)Citrix Systems Inc. ........................................................     500,000        5,800,000
(a)Concord EFS Inc. ...........................................................   3,420,000      108,153,738
(a)Documentum Inc. ............................................................   1,000,000       19,420,000
(a)HNC Software Inc. ..........................................................   1,390,700       26,590,184
(a)i2 Technologies Inc. .......................................................   2,608,600        8,217,090
(a)Informatica Corp. ..........................................................   2,021,800       16,032,874
(a)Interwoven Inc. ............................................................   3,296,100       13,909,542
(a)Intuit Inc. ................................................................   1,366,200       53,527,716
(a)Liberate Technologies Inc. .................................................     150,000          763,500
(a)MatrixOne Inc. .............................................................     515,600        3,557,640
(a)Mercury Interactive Corp. ..................................................   1,362,800       50,791,556
(a)Micromuse Inc. .............................................................   2,071,400       16,902,624
(a)Netiq Corp. ................................................................   1,006,300       22,571,309
(a)Network Associates Inc. ....................................................   1,000,000       17,750,000
(a)Nuance Communications Inc. .................................................   1,148,700        6,432,720
(a)Overture Services Inc. .....................................................     746,500       25,522,835
(a)Precise Software Solutions Ltd. (Israel) ...................................     501,000        6,583,140
(a)Predictive Systems Inc. ....................................................     763,100        1,030,185
(a)Quest Software Inc. ........................................................   1,728,000       22,464,000
(a)Retek Inc. .................................................................   2,044,300       48,243,436
(a)RSA Security Inc. ..........................................................   2,418,600       14,753,460



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   TECHNOLOGY SERVICES (CONT.)
(a)Sapient Corp. ..............................................................   4,296,300   $   20,965,944
(a)Serena Software Inc. .......................................................     770,400       10,593,000
(a)SonicWALL Inc. .............................................................   1,318,400        9,782,528
(a)SpeechWorks International Inc. .............................................      13,300           65,170
(a)The Bisys Group Inc. .......................................................   1,363,200       46,621,440
(a)VERITAS Software Corp. .....................................................     551,150       15,619,591
(a)Verity Inc. ................................................................   1,541,200       20,559,608
(a)webMethods Inc. ............................................................     634,900        9,447,312
                                                                                              --------------
                                                                                                 980,405,086
                                                                                              --------------
   TRANSPORTATION 3.8%
(a)Alaska Air Group Inc. ......................................................     757,700       23,208,351
(a,b)Atlantic Coast Airlines Holdings Inc. ....................................   2,800,000       61,180,000
   C.H. Robinson Worldwide Inc. ...............................................   3,051,200       96,021,264
   Expeditors International of Washington Inc. ................................   2,429,300      140,583,591
(a)Mesa Air Group Inc. ........................................................   1,065,900       10,552,410
   SkyWest Inc. ...............................................................     645,100       14,805,045
                                                                                              --------------
                                                                                                 346,350,661
                                                                                              --------------
   TOTAL COMMON STOCKS (COST $7,672,827,365) ..................................                8,268,018,506
                                                                                              --------------

   PREFERRED STOCKS
(a,c)ELECTRONIC TECHNOLOGY
   3Ware Inc., pfd., D ........................................................     855,446               --
   Anda Networks Inc., pfd., D ................................................     364,431          218,659
   Kestrel Solutions Inc., pfd., D ............................................     239,831          280,602
                                                                                              --------------
   TOTAL PREFERRED STOCKS (COST $12,895,820) ..................................                      499,261
                                                                                              --------------

   CONVERTIBLE PREFERRED STOCKS .1%
   UTILITIES .1%
   Sierra Pacific Resources Co., 9.00%, cvt. pfd. (COST $11,744,460) ..........     327,900       11,804,400
                                                                                              --------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                  ---------
   CONVERTIBLE BONDS .1%
(c)ELECTRONIC TECHNOLOGY
   3Ware Inc., cvt., zero cpn., 6/30/02 ....................................... $ 1,752,985        1,279,679
                                                                                              --------------

   HEALTH TECHNOLOGY .1%
   Intermune Inc., cvt., 5.75%, 7/15/06 .......................................  11,000,000       10,690,622
                                                                                              --------------
   TOTAL CONVERTIBLE BONDS (COST $12,752,985) .................................                   11,970,301
                                                                                              --------------
   TOTAL LONG TERM INVESTMENTS (COST $7,710,220,630) 91.6% ....................                8,292,292,468
                                                                                              ==============


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                   PRINCIPAL
   FRANKLIN SMALL-MID CAP GROWTH FUND                                               AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 16.5%

(d)Joint Repurchase Agreement, 1.865%, 5/01/02,
   (Maturity Value $935,499,174) ............................................. $935,450,712   $  935,450,712
    ABN AMRO Inc. (Maturity Value $83,858,147)
    Barclays Capital Inc. (Maturity Value $83,848,792)
    Bear, Stearns & Co. Inc. (Maturity Value $55,896,074)
    BNP Paribas Securities Corp. (Maturity Value $83,848,792)
    Credit Suisse First Boston Corp. (Maturity Value $55,896,074)
    Deutsche Bank Securities Inc. (Maturity Value $83,848,796)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $83,848,792)
    Goldman, Sachs & Co. (Maturity Value $83,848,792)
    Greenwich Capital Markets Inc. (Maturity Value $83,848,792)
    Lehman Brothers Inc. (Maturity Value $69,058,539)
    Morgan Stanley & Co. Inc. (Maturity Value $83,848,792)
    UBS Warburg LLC (Maturity Value $83,848,792)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
      U.S. Government Agency Securities
(e)Barclays Capital Inc., 1.93%, 5/01/02, (Maturity Value $106,537,422) ......  106,531,711      106,531,711
    Collateralized by U.S. Government Agency Securities
(e)Bear, Stearns & Co. Inc., 1.93%, 5/01/02, (Maturity Value $105,466,308) ...  105,460,654      105,460,654
    Collateralized by U.S. Government Agency Securities
(e)Morgan Stanley & Co., Inc., 1.93%, 5/01/02, (Maturity Value $118,795,736) .  118,789,368      118,789,368
    Collateralized by U.S. Government Agency Securities
(e)Salomon Smith Barney Inc., 1.91%, 5/01/02, (Maturity Value $114,634,163) ..  114,628,081      114,628,081
    Collateralized by U.S. Government Agency Securities
(e)UBS Warburg LLC, 1.93%, 5/01/02, (Maturity Value $113,232,140) ............  113,226,070      113,226,070
    Collateralized by U.S. Government Agency Securities
                                                                                              ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $1,494,086,596) .........................                 1,494,086,596
                                                                                              ---------------
   TOTAL INVESTMENTS (COST $9,204,307,226) 108.1% ............................                 9,786,379,064
   OTHER ASSETS, LESS LIABILITIES (8.1)% .....................................                  (730,139,437)
                                                                                              ---------------
   NET ASSETS 100.0% .........................................................                $9,056,239,627
                                                                                              ===============


(a) Non-income producing
(b) See Note 7 regarding holdings of 5% voting securities.
(c) See Note 6 regarding restricted securities.
(d) See Note 1(c) regarding joint repurchase agreement.
(e) See Note 1(d) regarding securities lending.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002



                                                                 FRANKLIN        FRANKLIN       FRANKLIN
                                                                AGGRESSIVE      CALIFORNIA      LARGE CAP
                                                                GROWTH FUND     GROWTH FUND    GROWTH FUND
                                                              --------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................................  $ 186,567,408  $1,592,395,711  $113,989,116
                                                              ============================================
  Value ....................................................    168,455,318   1,824,827,777   115,258,144
 Repurchase agreements, at value and cost                                --     115,182,159            --
 Receivables:
  Investment securities sold ...............................      4,426,644       3,663,740            --
  Capital shares sold ......................................        169,696       3,400,281       140,689
  Dividends and interest ...................................         55,501         421,803        82,154
                                                              --------------------------------------------
      Total assets .........................................    173,107,159   1,947,495,760   115,480,987
                                                              --------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........................             --       6,789,146            --
  Capital shares redeemed ..................................        428,578       7,572,163       227,820
  Affiliates ...............................................        258,937       1,655,281       165,009
  Unaffiliated transfer agent fees .........................         94,532         571,129        35,596
  Shareholders .............................................         31,017         487,887        18,852
  Collateral on securities loaned (Note 1d) ................             --     115,182,159            --
 Other liabilities .........................................         26,040         126,934        53,661
                                                              --------------------------------------------
      Total liabilities ....................................        839,104     132,384,699       500,938
                                                              --------------------------------------------
       Net assets, at value ................................  $ 172,268,055  $1,815,111,061  $114,980,049
                                                              ============================================
Net assets consist of:
 Undistributed net investment income .......................         $  --            $  --           $--
 Net unrealized appreciation (depreciation) ................    (18,112,090)    232,432,066     1,269,028
 Accumulated net realized loss .............................   (161,720,139)   (376,087,083)  (68,778,922)
 Capital shares ............................................    352,100,284   1,958,766,078   182,489,943
                                                              --------------------------------------------
       Net assets, at value ................................  $ 172,268,055  $1,815,111,061  $114,980,049
                                                              ============================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002


                                                                 FRANKLIN       FRANKLIN        FRANKLIN
                                                                AGGRESSIVE     CALIFORNIA       LARGE CAP
                                                                GROWTH FUND    GROWTH FUND     GROWTH FUND
                                                              ----------------------------------------------
CLASS A:
 Net assets, at value ......................................  $ 100,240,293  $1,398,753,025     $ 50,699,626
                                                              ==============================================
 Shares outstanding ........................................      8,089,887      45,551,086        5,648,766
                                                              ==============================================
 Net asset value per sharea ................................         $12.39          $30.71            $8.98
                                                              ==============================================
 Maximum offering price per share (net asset value per
  share / 94.25%) ..........................................         $13.15          $32.58            $9.53
                                                              ==============================================
CLASS B:
 Net assets, at value ......................................  $  20,258,688  $  116,074,682     $  6,842,673
                                                              ==============================================
 Shares outstanding ........................................      1,660,085       3,879,916          776,313
                                                              ==============================================
 Net asset value and maximum offering price per sharea .....         $12.20          $29.92            $8.81
                                                              ==============================================
CLASS C:
 Net assets, at value ......................................  $  40,877,174  $  299,840,275     $ 39,784,039
                                                              ==============================================
 Shares outstanding ........................................      3,355,272      10,001,195        4,512,525
                                                              ==============================================
 Net asset value per sharea ................................         $12.18          $29.98            $8.82
                                                              ==============================================
 Maximum offering price per share (net asset value per
 share / 99%) ..............................................         $12.30          $30.28            $8.91
                                                              ==============================================
CLASS R:
 Net assets, at value ......................................  $      53,141     $   443,079     $    139,255
                                                              ==============================================
 Shares outstanding ........................................          4,293          14,443           15,510
                                                              ==============================================
 Net asset value and maximum offering price per sharea .....         $12.38          $30.68            $8.98
                                                              ==============================================
ADVISOR CLASS:
 Net assets, at value ......................................  $  10,838,759              --     $ 17,514,456
                                                              ==============================================
 Shares outstanding ........................................        866,669              --        1,936,869
                                                              ==============================================
 Net asset value and maximum offering price per share ......         $12.51              --            $9.04
                                                              ==============================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002


                                                                               FRANKLIN          FRANKLIN
                                                                               SMALL CAP       SMALL-MID CAP
                                                                            GROWTH FUND II      GROWTH FUND
                                                                           ---------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................  $1,545,214,301   $ 6,907,545,969
  Cost - Non-controlled affiliated issuers ..............................      55,574,563       802,674,661
                                                                           =================================
  Value - Unaffiliated issuers ..........................................   1,580,122,597     7,449,392,595
  Value - Non-controlled affiliated issuers .............................      57,523,600       842,899,873
 Repurchase agreements, at value and cost ...............................              --     1,494,086,596
 Receivables:
  Investment securities sold ............................................       5,580,675        36,643,858
  Capital shares sold ...................................................       8,100,603        12,990,672
  Dividends and interest ................................................         522,048           836,079
                                                                           ---------------------------------
      Total assets ......................................................   1,651,849,523     9,836,849,673
                                                                           ---------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......................................      17,897,493       186,344,517
  Capital shares redeemed ...............................................       2,810,250        27,253,836
  Affiliates ............................................................       1,860,131         6,639,434
  Unaffiliated transfer agent fees ......................................         291,233           725,299
  Shareholders ..........................................................          24,144           670,197
  Collateral on securities loaned (Note 1d) .............................              --       558,635,884
 Other liabilities ......................................................          75,475           340,879
                                                                           ---------------------------------
      Total liabilities .................................................      22,958,726       780,610,046
                                                                           ---------------------------------
       Net assets, at value .............................................  $1,628,890,797   $ 9,056,239,627
                                                                           =================================
Net assets consist of:
 Undistributed net investment income ....................................  $       (3,750)  $            --
 Net unrealized appreciation ............................................      36,857,333       582,071,838
 Accumulated net realized loss ..........................................     (98,863,069)   (1,000,579,399)
 Capital shares .........................................................   1,690,900,283     9,474,747,188
                                                                           ---------------------------------
       Net assets, at value .............................................  $1,628,890,797   $ 9,056,239,627
                                                                           =================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002



                                                                               FRANKLIN          FRANKLIN
                                                                               SMALL CAP       SMALL-MID CAP
                                                                            GROWTH FUND II      GROWTH FUND
                                                                           ---------------------------------
CLASS A:
 Net assets, at value ..................................................   $1,076,340,722   $ 7,784,125,364
                                                                           =================================
 Shares outstanding ....................................................      109,986,288       269,831,568
                                                                           =================================
 Net asset value per share(a) ..........................................           $ 9.79            $28.85
                                                                           =================================
 Maximum offering price per share (net asset value per share / 94.25%) .           $10.39            $30.61
                                                                           =================================
CLASS B:
 Net assets, at value ..................................................   $  145,217,401                --
                                                                           =================================
 Shares outstanding ....................................................       15,027,703                --
                                                                           =================================
 Net asset value and maximum offering price per share(a) ...............           $ 9.66                --
                                                                           =================================
CLASS C:
 Net assets, at value ..................................................   $  249,188,268     $ 948,940,184
                                                                           =================================
 Shares outstanding ....................................................       25,767,612        33,777,344
                                                                           =================================
 Net asset value per share(a) ..........................................           $ 9.67            $28.09
                                                                           =================================
 Maximum offering price per share (net asset value per share / 99%) ....           $ 9.77            $28.37
                                                                           =================================
CLASS R:
 Net assets, at value ..................................................        $ 491,692       $ 1,253,486
                                                                           =================================
 Shares outstanding ....................................................           50,239            43,508
                                                                           =================================
 Net asset value and maximum offering price per share(a) ...............           $ 9.79            $28.81
                                                                           =================================
ADVISOR CLASS:
 Net assets, at value ..................................................   $  157,652,714     $ 321,920,593
                                                                           =================================
 Shares outstanding ....................................................       15,986,022        11,102,044
                                                                           =================================
 Net asset value and maximum offering price per share ..................           $ 9.86            $29.00
                                                                           =================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002



                                                                    FRANKLIN      FRANKLIN        FRANKLIN
                                                                   AGGRESSIVE    CALIFORNIA       LARGE CAP
                                                                   GROWTH FUND   GROWTH FUND     GROWTH FUND
                                                                 -------------------------------------------
Investment income:
 Dividends ..................................................... $    700,220  $  12,374,520   $  1,561,000
 Interest ......................................................       48,311      1,142,906             --
                                                                 -------------------------------------------
      Total investment income ..................................      748,531     13,517,426      1,561,000
                                                                 -------------------------------------------
Expenses:
 Management fees (Note 3) ......................................      897,360      8,598,263        569,432
 Administrative fees (Note 3) ..................................      384,793             --        240,332
 Distribution fees (Note 3)
  Class A ......................................................      354,688      3,698,307        196,690
  Class B ......................................................      227,865      1,140,023         71,638
  Class C ......................................................      471,334      3,182,895        457,203
  Class R ......................................................           70            211            116
 Transfer agent fees (Note 3) ..................................      930,444      4,985,247        322,822
 Custodian fees ................................................        1,485         17,116            932
 Reports to shareholders .......................................       74,606        392,350         32,313
 Registration and filing fees ..................................       82,134        240,692         91,598
 Professional fees .............................................       21,790        116,815         32,286
 Trustees' fees and expenses ...................................        1,834         18,241          1,183
 Other .........................................................        1,136         11,793          9,876
                                                                 -------------------------------------------
      Total expenses ...........................................    3,449,539     22,401,953      2,026,421
      Expenses waived/paid by affiliate (Note 3) ...............     (133,513)            --        (20,675)
                                                                 -------------------------------------------
       Net expenses ............................................    3,316,026     22,401,953      2,005,746
                                                                 -------------------------------------------
        Net investment loss ....................................   (2,567,495)    (8,884,527)      (444,746)
                                                                 -------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments ............................  (35,079,836)  (172,035,635)   (27,824,362)
 Net unrealized depreciation on investments ....................   (6,833,562)   (39,075,696)    (5,550,519)
                                                                 -------------------------------------------
Net realized and unrealized loss ...............................  (41,913,398)  (211,111,331)   (33,374,881)
                                                                 -------------------------------------------
Net decrease in net assets resulting from operations ........... $(44,480,893) $(219,995,858)  $(33,819,627)
                                                                 ===========================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED APRIL 30, 2002

                                                                                FRANKLIN         FRANKLIN
                                                                                SMALL CAP      SMALL-MID CAP
                                                                             GROWTH FUND II     GROWTH FUND
                                                                             -------------------------------
Investment income:
 Dividends
  Unaffiliated issuers ....................................................  $  6,575,287   $    27,417,743
  Non-controlled affiliated issuers (Note 7) ..............................            --         1,090,312
 Interest .................................................................       466,974        40,105,743
                                                                             -------------------------------
      Total investment income .............................................     7,042,261        68,613,798
                                                                             -------------------------------
Expenses:
 Management fees (Note 3) .................................................     5,145,744        43,954,653
 Administrative fees (Note 3) .............................................     2,414,099                --
 Distribution fees (Note 3)
  Class A .................................................................     2,694,631        20,830,269
  Class B .................................................................     1,251,914                --
  Class C .................................................................     2,036,791        10,552,964
  Class R .................................................................           371               561
 Transfer agent fees (Note 3) .............................................     2,163,369        15,845,958
 Custodian fees ...........................................................        11,439            90,230
 Reports to shareholders ..................................................       221,791         1,176,446
 Registration and filing fees .............................................       345,859           630,900
 Professional fees ........................................................        67,174           132,968
 Trustees' fees and expenses ..............................................        10,976            92,211
 Other ....................................................................         8,066            58,142
                                                                             -------------------------------
      Total expenses ......................................................    16,372,224        93,365,302
                                                                             -------------------------------
       Net investment loss ................................................    (9,329,963)      (24,751,504)
                                                                             -------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
   Investments
   Unaffiliated issuers ...................................................   (26,519,868)     (324,731,966)
   Non-controlled affiliated issuers (Note 7) .............................       567,765       (64,440,112)
  Foreign currency transactions ...........................................         5,185                --
                                                                             -------------------------------
      Net realized loss ...................................................   (25,946,918)     (389,172,078)
  Net unrealized appreciation (depreciation) on investments ...............    19,480,932    (1,334,529,067)
                                                                             -------------------------------
Net realized and unrealized loss ..........................................    (6,465,986)   (1,723,701,145)
                                                                             -------------------------------
Net decrease in net assets resulting from operations ......................  $(15,795,949)  $(1,748,452,649)
                                                                             ===============================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001


                                               FRANKLIN AGGRESSIVE GROWTH FUND    FRANKLIN CALIFORNIA GROWTH FUND
                                               ------------------------------------------------------------------
                                                     2002          2001                2002             2001
                                               ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ........................  $ (2,567,495) $  (3,148,023)     $   (8,884,527)  $   (4,198,143)
  Net realized loss from investments and
   foreign currency transactions .............   (35,079,836)  (124,958,689)       (172,035,635)    (195,170,396)
  Net unrealized depreciation on investments .    (6,833,562)   (32,887,823)        (39,075,696)    (690,569,994)
                                               ------------------------------------------------------------------
      Net decrease in net assets resulting
       from operations .......................   (44,480,893)  (160,994,535)       (219,995,858)    (889,938,533)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................            --             --                  --       (8,876,937)
   Class B ...................................            --             --                  --         (544,466)
  Net realized gains:
   Class A ...................................            --        (56,518)                 --     (115,300,737)
   Class B ...................................            --        (12,569)                 --       (7,075,725)
   Class C ...................................            --        (27,878)                 --      (25,599,562)
   Advisor Class .............................            --        (15,909)                 --               --
                                               ------------------------------------------------------------------
 Total distributions to shareholders .........            --       (112,874)                 --     (157,397,427)
 Capital share transactions: (Note 2)
   Class A ...................................    (2,412,213)    38,662,074        (113,980,712)     465,327,403
   Class B ...................................    (1,984,849)    12,505,777           9,560,450      111,084,143
   Class C ...................................    (7,652,221)    19,718,772         (30,974,611)     122,952,132
   Class R ...................................        58,024             --             457,819               --
   Advisor Class .............................    (9,094,852)    (4,732,037)                 --               --
                                               ------------------------------------------------------------------
 Total capital share transactions ............   (21,086,111)    66,154,586        (134,937,054)     699,363,678
      Net decrease in net assets .............   (65,567,004)   (94,952,823)       (354,932,912)    (347,972,282)
Net assets:
 Beginning of year ...........................   237,835,059    332,787,882       2,170,043,973    2,518,016,255
                                               ------------------------------------------------------------------
 End of year .................................  $172,268,055  $ 237,835,059      $1,815,111,061   $2,170,043,973
                                               ==================================================================
Undistributed net investment income
 included in net assets:
  End of year ................................  $         --  $          --      $           --   $           --
                                               ==================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001


                                              FRANKLIN LARGE CAP GROWTH FUND    FRANKLIN SMALL CAP GROWTH FUND II
                                              -------------------------------------------------------------------
                                                2002           2001               2002            2001
                                              -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................   $   (444,746)  $   (749,379)     $   (9,329,963)    $ (2,278,165)
  Net realized loss from investments and
   foreign currency transactions ............    (27,824,362)   (33,155,902)        (25,946,918)     (72,911,396)
  Net unrealized appreciation (depreciation)
   on investments ...........................     (5,550,519)    (7,414,343)         19,480,932       17,376,401
                                              -------------------------------------------------------------------
      Net decrease in net assets resulting
       from operations ......................    (33,819,627)   (41,319,624)        (15,795,949)     (57,813,160)
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................             --        (65,823)                 --               --
   Class B ..................................             --         (1,936)                 --               --
   Advisor Class ............................             --        (32,814)                 --               --
  Net realized gains:
   Class A ..................................             --        (88,672)                 --               --
   Class B ..................................             --        (11,211)                 --               --
   Class C ..................................             --        (80,242)                 --               --
   Advisor Class ............................             --        (29,988)                 --               --
                                              -------------------------------------------------------------------
 Total distributions to shareholders ........             --       (310,686)                 --               --
 Capital share transactions: (Note 2)
   Class A ..................................      2,037,494     42,506,359         622,216,178      496,826,182
   Class B ..................................        395,558      6,218,522          46,202,512      111,970,456
   Class C ..................................     (3,046,510)    35,763,641          98,858,392      168,056,116
   Class R ..................................        149,048             --             490,721               --
   Advisor Class ............................      4,129,173      3,126,850         102,167,643       55,711,706
                                              -------------------------------------------------------------------
 Total capital share transactions ...........      3,664,763     87,615,372         869,935,446      832,564,460
      Net increase (decrease) in net assets .    (30,154,864)    45,985,062         854,139,497      774,751,300
Net assets:
 Beginning of year ..........................    145,134,913     99,149,851         774,751,300               --
                                              -------------------------------------------------------------------
 End of year ................................   $114,980,049   $145,134,913      $1,628,890,797     $774,751,300
                                              ===================================================================
Undistributed net investment income included
 in net assets:
  End of year ...............................   $         --   $         --      $       (3,750)    $     (5,000)
                                              ===================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001


                                                                           FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                          -----------------------------------
                                                                                2002               2001
                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................  $   (24,751,504)   $    27,796,959
  Net realized gain loss from investments and foreign currency
   transactions ........................................................     (389,172,078)      (587,524,149)
  Net unrealized depreciation on investments ...........................   (1,334,529,067)    (3,077,471,861)
                                                                          -----------------------------------
      Net decrease in net assets resulting from operations .............   (1,748,452,649)    (3,637,199,051)
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................      (22,930,105)       (67,237,271)
   Advisor Class .......................................................       (1,841,889)        (3,215,421)
  Net realized gains:
   Class A .............................................................               --        (63,552,653)
   Class C .............................................................               --         (8,847,530)
   Advisor Class .......................................................               --         (2,394,727)
                                                                          -----------------------------------
 Total distributions to shareholders ...................................      (24,771,994)      (145,247,602)
 Capital share transactions: (Note 2)
   Class A .............................................................     (307,123,419)     1,632,181,656
   Class C .............................................................     (115,579,675)        27,611,635
   Class R .............................................................        1,286,320                 --
   Advisor Class .......................................................       23,755,586         45,485,308
                                                                          -----------------------------------
 Total capital share transactions ......................................     (397,661,188)     1,705,278,599
      Net decrease in net assets .......................................   (2,170,885,831)    (2,077,168,054)
Net assets:
 Beginning of year .....................................................   11,227,125,458     13,304,293,512
                                                                          -----------------------------------
 End of year ...........................................................  $ 9,056,239,627    $11,227,125,458
                                                                          ===================================
Undistributed net investment income included in net assets:
 End of year ...........................................................  $            --    $    27,645,609
                                                                          ===================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

Effective September 1, 2001, the Franklin Small Cap Growth Fund I was renamed the Franklin Small-Mid Cap Growth Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2002, all repurchase agreements held by the Funds had been entered into on that date.

D. SECURITIES LENDING:

The Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds bear the risk of loss with respect to the investment of the collateral.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Franklin California Growth Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the fund. Prior to May 1, 2001, de minimus market discount and premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $2,543 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $20,043, increase unrealized gains by $2,543, and decrease realized losses by $17,500. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

The per share effect of this change for the year ended April 30, 2002, was less than $.005 for the Franklin California Growth Fund.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. REDEMPTION FEES:

Effective September 17, 2001, the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the funds and accounted for as additional paid-in capital.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 2002, the Funds offered Class R shares to qualified investors. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A, CLASS C, CLASS R               CLASS A, CLASS B,                   CLASS A, CLASS B, CLASS C,
& ADVISOR CLASS                         CLASS C & CLASS R                   CLASS R & ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund      Franklin California Growth Fund     Franklin Aggressive Growth Fund
                                                                            Franklin Large Cap Growth Fund
                                                                            Franklin Small Cap Growth Fund II

At April 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                                              FRANKLIN                        FRANKLIN
                                                      AGGRESSIVE GROWTH FUND          CALIFORNIA GROWTH FUND
                                                    -------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2002
 Shares sold ......................................  5,775,894    $  77,273,704      10,619,443   $  333,078,493
 Shares redeemed .................................. (6,030,718)     (79,685,917)    (14,401,470)    (447,059,205)
                                                    -------------------------------------------------------------
 Net decrease .....................................   (254,824)   $  (2,412,213)     (3,782,027)  $ (113,980,712)
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................  7,129,056    $ 163,124,235      23,888,286   $1,147,695,281
 Shares issued on mergera .........................         --               --       1,337,534       70,755,525
 Shares issued in reinvestment of distributions ...      2,344           43,230       2,783,458      116,181,507
 Shares redeemed .................................. (5,606,001)    (124,505,391)   (19,068,986)     (869,304,910)
                                                    -------------------------------------------------------------
 Net increase .....................................  1,525,399    $  38,662,074       8,940,292   $  465,327,403
                                                    =============================================================
CLASS B SHARES:
Year ended April 30, 2002
 Shares sold ......................................    306,491    $   4,012,271         924,866   $   28,503,093
 Shares redeemed ..................................   (465,055)      (5,997,120)       (630,344)     (18,942,643)
                                                    -------------------------------------------------------------
 Net increase (decrease) ..........................   (158,564)   $  (1,984,849)        294,522   $    9,560,450
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................    824,210    $  19,121,415       2,482,273   $  117,929,174
 Shares issued in reinvestment of distributions ...        583           10,921         172,907        7,103,015
 Shares redeemed ..................................   (340,830)      (6,626,559)       (358,316)     (13,948,046)
                                                    -------------------------------------------------------------
 Net increase .....................................    483,963$      12,505,777       2,296,864   $  111,084,143
                                                    =============================================================


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                            FRANKLIN                         FRANKLIN
                                                       AGGRESSIVE GROWTH FUND         CALIFORNIA GROWTH FUND
                                                    -------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2002
 Shares sold ......................................    734,779     $  9,650,056       1,631,632    $  50,088,354
 Shares redeemed .................................. (1,361,312)     (17,302,277)     (2,680,061)     (81,062,965)
                                                    -------------------------------------------------------------
 Net decrease .....................................   (626,533)    $ (7,652,221)     (1,048,429)   $ (30,974,611)
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................  2,437,578     $ 53,153,911       3,636,106    $ 172,898,309
 Shares issued in reinvestment of distributions ...      1,411           26,387         569,071       23,434,324
 Shares redeemed .................................. (1,660,383)     (33,461,526)     (1,796,894)     (73,380,501)
                                                    -------------------------------------------------------------
 Net increase .....................................    778,606     $ 19,718,772       2,408,283    $ 122,952,132
                                                    =============================================================
CLASS R SHARES:
Year ended April 30, 2002(b)
 Shares sold ......................................      4,293     $     58,024          14,864    $     470,753
 Shares redeemed ..................................         --               --            (421)         (12,934)
                                                    -------------------------------------------------------------
 Net increase .....................................      4,293     $     58,024          14,443    $     457,819
                                                    =============================================================
ADVISOR CLASS SHARES:
Year ended April 30, 2002
 Shares sold ......................................    359,301     $  4,780,127
 Shares redeemed ..................................   (939,373)     (13,874,979)
                                                    ----------------------------
 Net decrease .....................................   (580,072)    $ (9,094,852)
                                                    ============================
Year ended April 30, 2001
 Shares sold ......................................  1,083,208     $ 23,729,307
 Shares issued in reinvestment of distributions ...        809           15,321
 Shares redeemed .................................. (1,483,271)     (28,476,665)
                                                    ----------------------------
 Net decrease .....................................   (399,254)    $ (4,732,037)
                                                    ============================

                                                             FRANKLIN                        FRANKLIN
                                                       LARGE CAP GROWTH FUND         SMALL CAP GROWTH FUND II
                                                    -------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2002
 Shares sold ......................................  2,239,243     $ 22,197,981      94,118,880    $ 889,510,540
 Shares redeemed .................................. (2,143,398)     (20,160,487)    (28,589,426)    (267,294,362)
                                                    -------------------------------------------------------------
 Net increase .....................................     95,845     $  2,037,494      65,529,454    $ 622,216,178
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................  4,038,421     $ 58,501,278      57,264,688    $ 630,259,480
 Shares issued in reinvestment of distributions ...     10,270          142,039              --               --
 Shares redeemed .................................. (1,149,726)     (16,136,958)    (12,807,854)    (133,433,298)
                                                    -------------------------------------------------------------
 Net increase .....................................  2,898,965     $ 42,506,359      44,456,834    $ 496,826,182
                                                    =============================================================


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN                        FRANKLIN
                                                       LARGE CAP GROWTH FUND         SMALL CAP GROWTH FUND II
                                                    -------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2002
 Shares sold ......................................    308,483     $  2,950,565       6,101,621    $  58,530,477
 Shares redeemed ..................................   (260,149)      (2,555,007)     (1,329,496)     (12,327,965)
                                                    -------------------------------------------------------------
 Net increase .....................................     48,334     $    395,558       4,772,125    $  46,202,512
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................    524,342     $  7,539,128      10,737,067    $ 116,859,826
 Shares issued in reinvestment of distributions ...        738           10,121              --               --
 Shares redeemed ..................................   (101,953)      (1,330,727)       (481,489)      (4,889,370)
                                                    -------------------------------------------------------------
 Net increase .....................................    423,127     $  6,218,522      10,255,578    $ 111,970,456
                                                    =============================================================
CLASS C SHARES:
Year ended April 30, 2002
 Shares sold ......................................  1,342,177     $ 13,010,883      13,444,494    $ 128,117,219
 Shares redeemed .................................. (1,661,054)     (16,057,393)     (3,156,887)     (29,258,827)
                                                    -------------------------------------------------------------
 Net increase (decrease) ..........................   (318,877)    $ (3,046,510)     10,287,607    $  98,858,392
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................  3,154,190     $ 44,977,400      17,009,123    $ 184,222,744
 Shares issued in reinvestment of distributions ...      5,426           74,401              --               --
 Shares redeemed ..................................   (721,510)      (9,288,160)     (1,529,118)     (16,166,628)
                                                    -------------------------------------------------------------
 Net increase .....................................  2,438,106     $ 35,763,641      15,480,005    $ 168,056,116
                                                    =============================================================
CLASS R SHARES:
Year ended April 30, 2002(b)
 Shares sold ......................................     15,510     $    149,048          50,355        $ 491,863
 Shares redeemed ..................................         --               --            (116)          (1,142)
                                                    -------------------------------------------------------------
 Net increase .....................................     15,510     $    149,048          50,239        $ 490,721
                                                    =============================================================
ADVISOR CLASS SHARES:
Year ended April 30, 2002
 Shares sold ......................................    204,748     $  2,013,764      11,967,255    $ 115,347,105
 Shares issued on merger (Note 9) .................  1,613,797       15,540,868              --               --
 Shares redeemed .................................. (1,416,328)     (13,425,459)     (1,374,760)     (13,179,462)
                                                    -------------------------------------------------------------
 Net increase .....................................    402,217     $  4,129,173      10,592,495    $ 102,167,643
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................    415,037     $  6,141,172       5,767,595    $  59,586,036
 Shares issued in reinvestment of distributions ...      4,277           59,362              --               --
 Shares redeemed ..................................   (222,434)      (3,073,684)       (374,068)      (3,874,330)
                                                    -------------------------------------------------------------
 Net increase .....................................    196,880     $  3,126,850       5,393,527    $  55,711,706
                                                    =============================================================


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                             FRANKLIN
                                                                                     SMALL-MID CAP GROWTH FUND
                                                                                   ------------------------------
                                                                                       SHARES       AMOUNT
                                                                                   ------------------------------
CLASS A SHARES:
Year ended April 30, 2002
 Shares sold ....................................................................    95,687,226  $ 2,894,403,885
 Shares issued in reinvestment of distributions .................................       679,792       20,543,143
 Shares redeemed ................................................................  (107,850,497)  (3,222,070,447)
                                                                                   ------------------------------
 Net decrease ...................................................................   (11,483,479) $  (307,123,419)
                                                                                   ==============================
Year ended April 30, 2001
 Shares sold ....................................................................   148,200,752  $ 6,429,285,812
 Shares issued in reinvestment of distributions .................................     2,971,843      116,942,078
 Shares redeemed ................................................................  (116,113,288)  (4,914,046,234)
                                                                                   ------------------------------
 Net increase ...................................................................    35,059,307  $ 1,632,181,656
                                                                                   ==============================
CLASS C SHARES:
Year ended April 30, 2002
 Shares sold ....................................................................     4,149,584  $   123,090,340
 Shares redeemed ................................................................    (8,175,786)    (238,670,015)
                                                                                   ------------------------------
 Net decrease ...................................................................    (4,026,202) $  (115,579,675)
                                                                                   ==============================
Year ended April 30, 2001
 Shares sold ....................................................................     6,874,459  $   291,010,139
 Shares issued in reinvestment of distributions .................................       197,661        7,633,639
 Shares redeemed ................................................................    (6,683,311)    (271,032,143)
                                                                                   ------------------------------
 Net increase ...................................................................       388,809  $    27,611,635
                                                                                   ==============================
CLASS R SHARES:
Year ended April 30, 2002(b)
 Shares sold ....................................................................        45,596  $     1,347,548
 Shares redeemed ................................................................        (2,088)         (61,228)
                                                                                   ------------------------------
 Net increase ...................................................................        43,508  $     1,286,320
                                                                                   ==============================
ADVISOR CLASS SHARES:
Year ended April 30, 2002
 Shares sold ....................................................................     6,227,519  $   192,380,519
 Shares issued in reinvestment of distributions .................................        43,579        1,322,647
 Shares redeemed ................................................................    (5,580,056)    (169,947,580)
                                                                                   ------------------------------
 Net increase ...................................................................       691,042  $    23,755,586
                                                                                   ==============================
Year ended April 30, 2001
 Shares sold ....................................................................     4,263,604  $   182,792,604
 Shares issued in reinvestment of distributions .................................       101,825        4,030,216
 Shares redeemed ................................................................    (3,505,602)    (141,337,512)
                                                                                   ------------------------------
 Net increase ...................................................................       859,827  $    45,485,308
                                                                                   ==============================


(a) On August 4, 2000, the Franklin California Growth Fund acquired the net assets of the Franklin MidCap Growth Fund in a tax free exchange pursuant to a plan of reorganization approved by the Franklin MidCap Growth Fund's shareholders.
(b) For the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The funds earned dividend income from the investment in the Sweep Money Fund as follows:

                        FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN
                       AGGRESSIVE    CALIFORNIA     LARGE CAP       SMALL CAP
                       GROWTH FUND   GROWTH FUND   GROWTH FUND   GROWTH FUND II
-------------------------------------------------------------------------------
Dividend income         $542,369     $2,303,190      $269,481      $5,008,248

The Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

       ANNUALIZED
        FEE RATE   AVERAGE DAILY NET ASSETS
       ---------------------------------------------------------------
          .625%    First $100 million
          .500%    Over $100 million, up to and including $250 million
          .450%    Over $250 million, up to and including $10 billion
          .440% Over $10 billion, up to and including $12.5 billion .420% Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
          .500%   First $500 million
          .400%   Over $500 million, up to and including $1 billion
          .350%   Over $1 billion, up to and including $1.5 billion
          .300%   Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
        .550%     First $500 million
        .450%     Over $500 million, up to and including $1 billion
        .400%     Over $1 billion, up to and including $1.5 billion
        .350%     Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of ..20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive administrative fees through August 31, 2001, for the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to certain percentage per year of their average daily net assets of each class as follows:

           FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN
          AGGRESSIVE    CALIFORNIA    LARGE CAP      SMALL CAP     SMALL-MID CAP
          GROWTH FUND   GROWTH FUND  GROWTH FUND   GROWTH FUND II   GROWTH FUND
          ----------------------------------------------------------------------
Class A          .35%        .25%        .35%           .35%           .25%
Class B         1.00%       1.00%       1.00%          1.00%             --
Class C         1.00%       1.00%       1.00%          1.00%          1.00%
Class R          .50%        .50%        .50%           .50%           .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:


                                               FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN
                                              AGGRESSIVE    CALIFORNIA     LARGE CAP      SMALL CAP    SMALL-MID CAP
                                              GROWTH FUND   GROWTH FUND   GROWTH FUND  GROWTH FUND II   GROWTH FUND
                                              ----------------------------------------------------------------------
Net commissions paid                            $174,944    $1,595,232      $193,407     $3,375,100     $4,238,097
Contingent deferred sales charges               $153,893    $  377,897      $ 52,009     $  354,591     $  228,771


The Funds paid transfer agent fees of $24,247,840, of which $11,664,815 was paid to Investor Services.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES

At April 30, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                         FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN
                                        AGGRESSIVE    CALIFORNIA     LARGE CAP      SMALL CAP    SMALL-MID CAP
                                        GROWTH FUND   GROWTH FUND   GROWTH FUND  GROWTH FUND II   GROWTH FUND
                                        ----------------------------------------------------------------------
Capital loss carryovers expiring in:
 2009 ................................. $ 29,887,516  $ 53,002,823   $ 7,603,893   $ 3,600,488   $ 58,496,257
 2010 .................................  129,882,253   257,531,218    45,058,835    64,794,048    271,038,739
                                        ----------------------------------------------------------------------
                                        $159,769,769  $310,534,041   $52,662,728   $68,394,536   $329,534,996
                                        ======================================================================

At April 30, 2002, the Franklin Large Cap Growth Fund had tax basis capital losses of $52,662,728, including $7,152,734 from the merged FTI Large Capitalization Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At April 30, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

        FRANKLIN      FRANKLIN      FRANKLIN         FRANKLIN
       CALIFORNIA     LARGE CAP     SMALL CAP      SMALL-MID CAP
       GROWTH FUND  GROWTH FUND  GROWTH FUND II     GROWTH FUND
       ---------------------------------------------------------
       $65,069,169  $14,902,636   $26,800,315      $670,581,152

Net investment losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, organization costs, merger related expenses and bond premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond premiums.

The Franklin Small-Mid Cap Growth Fund utilized earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for tax purposes.

For the Funds, the tax character of distributions paid during the year ended April 30, 2002, were the same for financial statement and tax purposes.

At April 30, 2002, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes was as follows:


                                               FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                              AGGRESSIVE      CALIFORNIA       LARGE CAP       SMALL CAP     SMALL-MID CAP
                                              GROWTH FUND     GROWTH FUND     GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                              ------------------------------------------------------------------------------
Cost of investments ........................  $188,517,778   $1,708,061,743   $115,202,674  $1,604,457,083  $ 9,204,770,477
                                              ------------------------------------------------------------------------------
Unrealized appreciation ....................  $ 20,657,056   $  405,172,211   $ 11,757,259  $  205,408,659  $ 2,040,239,177
Unrealized depreciation ....................   (40,719,516)    (173,224,018)   (11,701,789)   (172,219,545)  (1,458,630,590)
                                              ------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .  $(20,062,460)  $  231,948,193   $     55,470  $   33,189,114  $   581,608,587
                                              ------------------------------------------------------------------------------


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

At April 30, 2002, the Funds had no undistributed taxable income and no undistributed long term capital gains.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2002 were as follows:


                                          FRANKLIN      FRANKLIN        FRANKLIN       FRANKLIN         FRANKLIN
                                        AGGRESSIVE    CALIFORNIA       LARGE CAP       SMALL CAP      SMALL-MID CAP
                                        GROWTH FUND   GROWTH FUND     GROWTH FUND   GROWTH FUND II     GROWTH FUND
                                        ----------------------------------------------------------------------------
Purchases ............................  $211,280,264   $894,403,098   $147,185,713   $1,121,466,978   $4,454,134,393
Sales ................................  $220,197,104   $954,791,706   $142,173,863   $  424,448,502   $4,013,394,136


6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At April 30, 2002, the funds held restricted securities as follows:


SHARES/
WARRANTS/                                                                 ACQUISITION
PRINCIPAL    ISSUER                                                          DATE        COST         VALUE
-------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
  329,274  Micro Photonix Integration Corp., pfd., C ....................   6/23/00  $ 2,079,464  $        --
                                                                                                  -----------
FRANKLIN CALIFORNIA GROWTH FUND
  145,772  Anda Networks Inc., pfd., D ..................................   3/24/00  $ 2,000,000  $    87,463
  142,857  BioMarin Pharmaceutical Inc., wts., 5/16/04 ..................   5/17/01           14           --
  500,000  Cytyc Corp. ..................................................   9/29/00    8,129,528    7,855,000
2,227,171  Fibrogen Inc., pfd., E .......................................   5/19/00    9,999,998    8,864,141
  124,712  Kestrel Solutions Inc., pfd., D ..............................   1/20/00    1,624,997      145,913
  772,727  Masimo Corp., pfd., F ........................................   5/15/00    8,499,997    4,249,999
                                                                                                  -----------
           TOTAL RESTRICTED SECURITIES (1.2% of Net Assets) .............                         $21,202,516
                                                                                                  -----------
FRANKLIN SMALL CAP GROWTH FUND II
   95,148  Micro Photonix Integration Corp., pfd., C ....................   6/23/00  $   600,888  $        --
                                                                                                  -----------
FRANKLIN SMALL-MID CAP GROWTH FUND
1,752,985  3Ware Inc., cvt. zero cpn., 6/30/02 ..........................  10/18/01  $ 1,752,985  $ 1,279,679
  855,446  3Ware Inc., pfd., D ..........................................   7/28/00    4,770,822           --
  364,431  Anda Networks Inc., pfd., D ..................................   3/24/00    5,000,000      218,659
  239,831  Kestrel Solutions Inc., pfd., D ..............................   1/20/00    3,124,998      280,602
                                                                                                  -----------
           TOTAL RESTRICTED SECURITIES ..................................                         $ 1,778,940
                                                                                                  ===========


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" at April 30, 2002 were as shown below.


                            NUMBER OF SHARES                         NUMBER OF SHARES
                                 HELD AT          GROSS       GROSS       HELD AT       VALUE AT    DIVIDEND    REALIZED
NAME OF ISSUER             BEGINNING OF YEAR   ADDITIONS   REDUCTIONS   END OF YEAR    END OF YEAR   INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND II
Acme Communications Inc. ....    300,000        565,000           --       865,000    $  9,298,750  $     --   $         --
Catapult Communications Corp.    200,000        665,600      165,600       700,000      17,542,000        --        701,855
Rudolph Technologies Inc. ...    400,000        600,000       92,700       907,300      27,672,650        --       (134,090)
US Liquids Inc.                       --      1,003,400           --     1,003,400       3,010,200        --             --
                                                                                      --------------------------------------
      TOTAL NON-CONTROLLED AFFILIATED
       ISSUERS                                                                        $ 57,523,600  $     --   $    567,765
                                                                                      ======================================

FRANKLIN SMALL-MID CAP GROWTH FUND
Affiliated Computer
 Services Inc., A(a) ........  4,781,600             --    1,350,000     3,431,600    $        (b)  $     --   $ 59,878,742
Airgate PCS Inc. ............  1,069,700             --    1,069,700            --              --        --    (32,918,833)
Alaska Communication Systems
 Holdings Inc. ..............  2,411,700             --           --     2,411,700      15,434,880        --             --
Alpha Industries Inc. .......  1,113,900      1,531,500      226,200     2,419,200      29,635,200        --       (186,969)
Atlantic Coast Airlines
 Holdings Inc. ..............  2,800,000             --           --     2,800,000      61,180,000        --             --
Atwood Oceanics Inc. ........  1,216,600             --      100,000     1,116,600      51,307,770        --       (378,878)
Brio Software Inc.(c) .......  1,715,700             --           --     1,715,700       3,687,039        --             --
Catapult Communications Corp.    656,800             --      656,800            --              --        --      4,515,473
ChemFirst Inc. ..............    764,900             --      279,100       485,800             (b)   246,260       (708,629)
Coherent Inc. ...............  1,450,000             --      200,000     1,250,000             (b)        --        758,410
Core Laboratories NV
 (Netherlands) ..............  1,900,000             --           --     1,900,000      28,500,000        --             --
Covansys Corp.(d) ...........  1,690,900             --    1,690,900            --              --        --    (20,387,216)
Epoch Biosciences Inc. ......  1,368,900             --      837,100       531,800             (b)        --    (11,440,107)
Expeditors International of
 Washington Inc. ............  2,929,300             --      500,000     2,429,300             (b)   540,860      6,631,445
FLIR Systems Inc. ...........  1,028,600         47,500    1,076,100            --              --        --     29,237,215
Gibraltar Steel Corp. .......  1,012,800             --           --     1,012,800      23,172,864   141,792             --
Grey Wolf Inc. .............. 11,445,600             --           --    11,445,600      52,077,480        --             --
Hispanic Broadcasting
 Corp., A ...................  3,043,600      1,260,100      280,400     4,023,300     107,904,906        --      1,447,061
HNC Software Inc. ...........  1,922,800             --      532,100     1,390,700             (b)        --      6,958,556
Inhale Therapeutic Systems
 Inc. .......................  3,751,732             --    3,751,732            --              --        --    (26,305,471)
Insight Communications Co.
 Inc., A ....................  3,230,800             --      797,551     2,433,249             (b)        --      2,637,094
Interep National Radio
 Sales Inc. .................    489,100             --      275,700       213,400             (b)        --     (2,488,888)
Mettler-Toledo International
 Inc. (Switzerland) .........  2,931,600             --           --     2,931,600     112,720,020        --             --
Predictive Systems Inc. .....  2,051,300             --    1,288,200       763,100             (b)        --    (52,001,078)


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                            NUMBER OF SHARES                         NUMBER OF SHARES
                                 HELD AT          GROSS       GROSS       HELD AT       VALUE AT    DIVIDEND    REALIZED
NAME OF ISSUER             BEGINNING OF YEAR   ADDITIONS   REDUCTIONS   END OF YEAR    END OF YEAR   INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
Reliance Steel & Aluminum Co.  1,345,000             --           --     1,345,000    $        (b) $  161,400 $          --
RSA Security Inc. ...........  3,330,000             --      911,400     2,418,600             (b)         --   (5,043,223)
Rural Cellular Corp., A .....    765,700             --      765,700            --              --         --  (11,778,257)
Silicon Valley Bancshares ...  2,840,000             --           --     2,840,000      90,738,000         --            --
Swift Energy Co. ............  1,326,366             --           --     1,326,366             (b)         --            --
Tektronix Inc. ..............  4,986,900        451,300           --     5,438,200     119,640,400         --            --
Trico Marine Services Inc. ..  2,757,500             --           --     2,757,500      22,556,350         --            --
US Liquids Inc. .............  1,003,400             --    1,003,400            --              --         --   (10,726,872)
US Unwired Inc., A ..........    925,000             --      925,000            --              --         --    (2,139,687)
Varco International Inc. ....  5,678,281             --           --     5,678,281     116,347,978         --            --
Visible Genetics Inc. (Canada) 1,206,000             --           --     1,206,000       7,996,986         --            --
                                                                                      --------------------------------------S
      TOTAL NON-CONTROLLED
       AFFILIATED ISSUERS ...                                                         $842,899,873 $1,090,312  $(64,440,112)
                                                                                      ======================================

(a) Reflects a 2:1 stock split during the current year. Balance as of 4/30/01 was 2,015,800.
(b) As of April 30, 2002, no longer an affiliate.
(c) Reflects name change from Brio Technology Inc. to Brio Software Inc. as of 11/20/01.
(d) Reflects name change from Complete Business Solutions, Inc. to Covansys Corp. as of 6/7/01.

8. SECURITIES LENDING

At April 30, 2002, the funds loaned securities with a value and received net interest income from the investment of cash collateral as follows:

                                  FRANKLIN     FRANKLIN
                                 CALIFORNIA  SMALL-MID CAP
                                 GROWTH FUND  GROWTH FUND
                               ---------------------------
        Value ................ $113,142,793  $545,506,986
        Net interest income ..    $  74,286   $ 1,366,132


9. MERGER

On March 28, 2002, Franklin Large Cap Growth Fund acquired the net assets of FTI Large Capitalization Growth Fund pursuant to a plan of reorganization approved by FTI Large Capitalization Growth Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,613,797 Advisor Class shares of the Franklin Large Cap Growth Fund (valued at $9.63) for the net assets of the FTI Large Capitalization Growth Fund which aggregated $15,540,868, including $1,813,819 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Large Cap Growth Fund immediately after the merger were $125,887,053.

FRANKLIN STRATEGIC SERIES
Independent Auditors' Report


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2002

FRANKLIN STRATEGIC SERIES
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Small-Mid Cap Growth Fund hereby designates 38.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2002.

BOARD MEMBERS AND OFFICERS



The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                        NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)     Trustee        Since 1991             105             None
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)         Trustee        Since 1991             133             Director, RBC Holdings, Inc. (bank
One Franklin Parkway                                                                holding company) and Bar-S Foods (meat
San Mateo, CA 94403-1906                                                            packing company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)      Trustee        Since 1991             134             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)         Trustee        Since 1998              82             Director, Amerada Hess Corporation
One Franklin Parkway                                                                (exploration and refining of oil and
San Mateo, CA 94403-1906                                                            gas); Hercules Incorporated (chemicals,
                                                                                    fibers and resins); Beverly
                                                                                    Enterprises, Inc. (health care); H.J.
                                                                                    Heinz Company (processed foods and
                                                                                    allied products); RTI International
                                                                                    Metals, Inc. (manufacture and
                                                                                    distribution of titanium); Digex
                                                                                    Incorporated (web hosting provider);
                                                                                    and Canadian National Railway
                                                                                    (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the
Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------




                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)        Trustee        Since 1991             105             Director, The California Center for
One Franklin Parkway                                                                Land Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)        Trustee        Since 1992             133             Director, Martek Biosciences
One Franklin Parkway                                                                Corporation; WorldCom, Inc.
San Mateo, CA 94403-1906                                                            (communications services); MedImmune,
                                                                                    Inc. (biotechnology); Overstock.com
                                                                                    (Internet services); and Spacehab, Inc.
                                                                                    (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group
(investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                            NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)        Vice President Vice President          33             None
One Franklin Parkway          and Trustee    since 1991
San Mateo, CA 94403-1906                     and Trustee
                                             since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)     Chairman of    Chairman of            133             None
One Franklin Parkway          the Board      the Board
San Mateo, CA 94403-1906      and Trustee    since 1993
                                             and Trustee
                                             since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of
48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.(61)  President      President              117             None
One Franklin Parkway          and Trustee    since 1993
San Mateo, CA 94403-1906                     and Trustee
                                             since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)       Vice           Since 1995       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906      and Chief
                              Financial
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)            Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)         Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (53)       Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)       Vice           Since 1991       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------




                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)          Vice           Since 1991       Not Applicable        None
26335 Carmel Rancho Blvd.     President
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment
Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (40)  Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)     Treasurer      Since 2000       Not Applicable        None
One Franklin Parkway          and Principal
San Mateo, CA 94403-1906      Accounting
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)        Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906      and Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(REGISTRAION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

Franklin Templeton Investments

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME9
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           05/02

[LOGO OMITTED]
FRANKLIN(REGISTRATION MARK) TEMPLETON(REGISTRATION MARK)
INVESTMENTS


One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(REGISTRATION MARK)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges and expenses. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 A2002 06/02


[GRAPHIC OMITTED]
Printed on recycled paper
















Annual Report



                                [GRAPHIC OMITTED]




                                                    APRIL 30, 2002





FRANKLIN STRATEGIC SERIES

   FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
   FRANKLIN GLOBAL COMMUNICATIONS FUND
   FRANKLIN GLOBAL HEALTH CARE FUND
   FRANKLIN NATURAL RESOURCES FUND
   FRANKLIN TECHNOLOGY FUND



[LOGO OMITTED]

FRANKLIN[REGISTERED MARK] TEMPLETON[REGISTERED MARK]
    INVESTMENTS

             THANK YOU FOR INVESTING WITH
         FRANKLIN TEMPLETON. WE ENCOURAGE
    OUR INVESTORS TO MAINTAIN A LONG-TERM
        PERSPECTIVE AND REMEMBER THAT ALL
      SECURITIES MARKETS MOVE BOTH UP AND
    DOWN, AS DO MUTUAL FUND SHARE PRICES.
          WE APPRECIATE YOUR PAST SUPPORT
         AND LOOK FORWARD TO SERVING YOUR
     INVESTMENT NEEDS IN THE YEARS AHEAD.




                                          [PHOTO OMITTED]

                                          RUPERT H. JOHNSON, JR.
                                          PRESIDENT
                                          FRANKLIN STRATEGIC SERIES




                           [GRAPHIC OMITTED]

                           FRANKLINTEMPLETON.COM

                           Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER


Dear Shareholder:

This annual report for Franklin Strategic Series covers the 12 months ended April 30, 2002 -- a period in which the U.S. economy showed tangible evidence of a nascent recovery. Domestic stock markets continued to exhibit wide swings as the public reacted to somewhat conflicting news.


THE ECONOMY BEGINS TO RECOVER

During the first five months of the year under review, the U.S. economy weakened as gross domestic product (GDP) growth slowed to a 0.3% annualized rate in second quarter 2001 before contracting 1.3% annualized in third quarter 2001. The third quarter ended with the nation reeling from the aftershocks of the September 11 terrorist attacks, which many economists believe exacerbated the recession that began in March 2001. Significant, broadbased and sustained downward trends in economic activity were largely to blame, with employment, industrial production and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows. Seeking to lower borrowing costs and stimulate economic growth, the Federal Reserve Board (the
Fed) continued aggressively cutting interest rates. Seven interest rate cuts reduced the federal funds target rate from 4.50% at the beginning of the period to 1.75% on December 31, 2001, its lowest level in more than 40 years.



CONTENTS

Shareholder Letter ...............    1

Fund Reports

  Franklin Biotechnology
  Discovery Fund ................    5

  Franklin Global
  Communications Fund ...........   11

  Franklin Global
  Health Care Fund ..............   19

  Franklin Natural
  Resources Fund ................   28

  Franklin
  Technology Fund ...............   36

Financial Highlights &
Statements of Investments .......   45

Financial Statements ............   72

Notes to
Financial Statements ............   81

Independent
Auditors' Report ................   90

Tax Designation .................   91

Board Members
and Officers ....................   92

"...BUSINESS ACTIVITY
ACCELERATED LATER IN THE
PERIOD AS COMPANIES BEGAN
REBUILDING INVENTORIES..."



The Fed's efforts, increased consumer spending, and significant government expenditure for the war in Afghanistan and homeland security contributed to a surprising fourth quarter 2001 annualized GDP growth rate of 1.7%. Anticipating increased demand, business activity accelerated later in the period as companies began rebuilding inventories following rapid liquidation in fourth quarter 2001. Particularly, the services and manufacturing sectors strengthened while the housing sector continued to be one of the economy's healthiest. As consumer and business confidence improved, first quarter 2002 GDP growth soared 5.6% annualized, the best showing since June 2000. Given these positive economic trends, the Fed left the federal funds target rate unchanged from January through period-end and switched to a neutral bias at its March 2002 meeting. Fed Chairman Alan Greenspan commented that the U.S. economy seemed to be expanding and the risk of another economic downturn had to be viewed with the possibility of increased inflation in the future.


STOCK MARKET VOLATILITY PERSISTS

U.S. stock markets experienced disappointing results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investor risk aversion increased, and by the end of third quarter 2001, this sentiment led to significant market volatility. Most equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that included the crash of 1987. However, in fourth quarter 2001, major stock indexes rebounded significantly from September's lows as indications of a potential economic recovery offered investors some optimism.

From late December through April, equity markets again experienced volatility despite solid first quarter GDP growth. Lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse troubled the stock markets. In addition, consumer confidence dipped in April amid higher gas prices, rising joblessness and unrest in the Middle East. For the year ended April 30, 2002, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index posted returns of -5.67%, -12.62% and -19.31%, respectively.(1) Typical of nascent economic recoveries, smaller stocks outperformed larger stocks and value stocks outperformed growth stocks. Although bond markets weakened for a brief period due to the short-lived stock market upturn, bond prices rose as yields generally declined.


SURVIVING AN UNCERTAIN FUTURE

While there is little doubt that the U.S. economy is recovering, how soon and at what pace remain in question. The National Bureau of Economic Research, which announced recently that the economic slowdown seemed to be fading, was reluctant to formally announce an end to the recession. This type of uncertainty will most likely limit investor enthusiasm. Additionally, many analysts believe that the rebound will be modest partly because consumer spending and housing did not slow during the downturn. With consumers having already shown strength, the chances are small that they will continue as the primary driver of economic improvement. As a result, most economists




1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S
SHAREHOLDER REPORT EVERY SIX
MONTHS. TO REDUCE FUND
EXPENSES, WE TRY TO IDENTIFY
RELATED SHAREHOLDERS IN A
HOUSEHOLD AND SEND ONLY ONE
COPY OF THE REPORT. THIS PROCESS,
CALLED "HOUSEHOLDING," WILL
CONTINUE INDEFINITELY UNLESS
YOU INSTRUCT US OTHERWISE. IF
YOU PREFER NOT TO HAVE THESE
DOCUMENTS HOUSEHOLDED, PLEASE
CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW
CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.



look for increased business spending as the key to economic success. Investors are also concerned that if the Fed raises interest rates too soon, it may slow economic growth and hinder corporate earnings.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

Franklin Templeton's portfolio managers and analysts devote themselves to providing funds with carefully selected and diversified holdings, which they continually oversee. In particular, each of the funds included in Franklin Strategic Series has specialized investment goals that make them attractive holdings to anchor a well-rounded portfolio. For in-depth discussions about each fund, please see the specific Fund reports following this shareholder letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Rupert H. Johnson, Jr.
__________________________

Rupert H. Johnson, Jr.
President
Franklin Strategic Series

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

                                [GRAPHIC OMITTED]

                                  FUND CATEGORY
             Global
             Growth
             Growth & Income
                             Income     Tax-Free Income

________________________________________________________________________________
YOUR FUND'S GOAL: FRANKLIN BIOTECHNOLOGY DISCOVERY FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES
OF BIOTECHNOLOGY COMPANIES AND DISCOVERY RESEARCH FIRMS LOCATED IN THE
U.S. AND OTHER COUNTRIES.
________________________________________________________________________________


This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2002. It was a challenging year for biotechnology investing. The world's stock markets were generally negatively impacted by tumultuous events, including the September 11 terrorist attacks on America's political and financial centers. Biotechnology stocks tended to exaggerate market fluctuations, as they have done in the past. Specifically, the sector experienced a stream of clinical failures among high profile drug candidates, including Elan's Alzheimer's vaccine and Cubist's anti-infective Daptomycin. Naturally, the overall failure rate was likely to increase along with the rapidly growing number of drugs in late stage clinical trials.

A host of regulatory setbacks resulted from more conservative, and perhaps slower, Federal Drug Administration (FDA) approval procedures during the year under review. Products delayed due to regulatory issues -- but still potential success stories -- included Imclone's Erbitux, Viropharma's Picovir and Genentech's Xolair. The lack of an FDA commissioner only worsened investor sentiment toward the regulatory process, as



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 46.

[GRAPHIC OMITTED]

PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund
Based on Total Net Assets
4/30/02


Biotechnology                 79.3%
Other
Pharmaceuticals                4.3%
Medical Specialties            3.3%
Electronic Equipment
& Instruments                  2.8%
Generic
Pharmaceuticals                2.4%
Short-Term
Investments &
Other Net Assets               7.9%




this situation typically lengthens review times and delays the launch of certain new drugs. Finally, given increased investor wariness of corporate claims and accounting practices following Enron's bankruptcy and scandal, cautious investors penalized companies with joint ventures. Joint venture structures are common in biotechnology, as many products are licensed to marketing partners. However, we found that few companies use such structures to an extent that they obscure financial performance significantly.

Despite these challenges, most biotechnology companies remained fundamentally strong. Product pipelines continued to grow as the industry continuously harvested discoveries from the recent explosion in genomic information. The field was also well financed, with a number of companies showing cash positions of $1 billion or more on their balance sheets. This allowed for continued research and development investment regardless of short-term market fluctuations. Additionally, the available liquidity enabled biotechnology companies to develop products more extensively before licensing them to pharmaceutical marketing partners. This way, better financial terms are often worked out in the licensing process.

The benefits of biotechnology industry consolidation also continued during the year under review. Fund holdings that were acquired this fiscal year included Cor Therapeutics, Aviron, Digene, and Fusion Medical, all at premiums to their pre-acquisition stock prices. Finally the sector faced little, if any, exposure to the expiration of drug patents because the threat of generic drugs coming to the market was minimal. There was no clearly defined FDA regulatory pathway for the approval of generic biologics and therefore the barriers to entry for generic versions of biotechnology products remained high.

Within this mixed context, Franklin Biotechnology Discovery Fund - Class A experienced volatility and posted a -26.06% cumulative total return for the 12 months ended April 30, 2002, as shown in the Performance Summary beginning on page 9. The Fund's benchmark Nasdaq Biotechnology Index fared worse, returning -28.58% over the same period. The broader market index, the Standard & Poor's 500 Composite Index (S&P 500), returned -12.62%.(1)

Our investment strategy remained intact throughout the year under review. We continued to focus on biotechnology companies with marketed products, or those developing potential therapeutics in late stages of clinical development. Amgen continued to be the Fund's largest portfolio holding and a core position. Amgen, the largest biotechnology company, is launching three new products in 2002 with a combined multi-billion dollar market potential. Additionally, Amgen's proposed acquisition of Immunex could add to its roster another multi-billion dollar product, Enbrel, for rheumatoid and psoriatic arthritis. MedImmune became the Fund's second-largest position, resulting from growth associated with its acquisition of Aviron. MedImmune's Synagis, produced for the prevention of respiratory syncytial virus infection in premature infants, exceeded $500 million in 2001 sales and will continue to grow without competition. Next in MedImmune's pipeline is Flumist, an inhaled influenza vaccine with blockbuster potential. During the reporting period, we reduced positions in companies primarily focused on drug discovery tools or drug delivery, as




1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Biotechnology Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns included reinvested dividends. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
Franklin Biotechnology
Discovery Fund
4/30/02


COMPANY                  % OF TOTAL
SECTOR/INDUSTRY          NET ASSETS
___________________________________
Amgen Inc.                    10.1%
BIOTECHNOLOGY

MedImmune Inc.                 7.4%
BIOTECHNOLOGY

Chiron Corp.                   3.5%
BIOTECHNOLOGY

IDEC Pharmaceuticals Corp.     3.5%
BIOTECHNOLOGY

Millennium
Pharmaceuticals Inc.           3.3%
BIOTECHNOLOGY

Genentech Inc.                 3.3%
BIOTECHNOLOGY

Gilead Sciences Inc.           3.3%
BIOTECHNOLOGY

Serono SA, B (Switzerland)     3.0%
BIOTECHNOLOGY

Genzyme Corp. -
General Division               3.0%
BIOTECHNOLOGY

Immunex Corp.                  2.5%
BIOTECHNOLOGY




these areas require consistent commitment from large pharmaceutical partners.

Looking forward, we are optimistic about Franklin Biotechnology Discovery Fund. Although biotechnology stocks reacted negatively to the poor macroeconomic backdrop during the year under review, our outlook for the biotechnology sector continues to be favorable. The number of products in late stage clinical development is at its highest level to date. New products encourage profitability and earnings growth, as demonstrated by the growing number of profitable biotechnology companies.

We appreciate your investment in Franklin Biotechnology Discovery Fund and look forward to serving your investment needs in the years to come. Our goal, as always, is to provide superior returns to our shareholders. Going forward, we will continue to pursue investments in promising companies with new technologies that we feel are attractively valued in the market.


/s/ Evan McCulloch
__________________

Evan McCulloch
Portfolio Manager
Franklin Biotechnology Discovery Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the prospectus.

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE INFORMATION

CLASS A                         CHANGE       4/30/02   4/30/01
_________________________________________________________________
Net Asset Value (NAV)          -$15.06        $42.72    $57.78





PERFORMANCE

                                                            INCEPTION
CLASS A                                1-YEAR     3-YEAR    (9/15/97)
_____________________________________________________________________
Cumulative Total Return(1)              -26.06%    +83.42%    +75.02%
Average Annual Total Return(2)          -30.32%    +20.01%    +11.43%
Value of $10,000 Investment(3)           $6,968    $17,285    $16,493
Avg. Ann. Total Return (3/31/02)(4)      -5.63%    +25.18%    +15.38%





Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.



FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    4/30/02
__________________________________
1-Year                     -30.32%

3-Year                     +20.01%

Since Inception (9/15/97)  +11.43%





TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER
THE PERIODS SHOWN. IT INCLUDES THE CURRENT, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE INDEXES ARE UNMANAGED. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Biotechnology Discovery Fund - Class A to that of the S&P 500 Index(5) and the Nasdaq Biotechnology Index(5) based on a $10,000 investment from 9/15/97 to 4/30/02.


Class A (9/15/97 - 4/30/02)

              Franklin                            Nasdaq
            Biotechnology     S&P 500          Biotechnology
Date        Discovery Fund    Index(5)           Index(5)
9/15/97        $9,423         $10,000            $10,000
9/30/97       $10,019         $10,274            $10,472
10/31/97       $9,668          $9,931             $9,841
11/30/97       $9,514         $10,391             $9,595
12/31/97       $8,774         $10,569             $9,279
1/31/98        $9,121         $10,686             $9,247
2/28/98        $9,665         $11,456             $9,641
3/31/98        $9,514         $12,043            $10,362
4/30/98       $10,156         $12,164            $10,129
5/31/98        $9,843         $11,955             $9,775
6/30/98        $8,932         $12,440             $9,711
7/31/98        $8,592         $12,309            $10,005
8/31/98        $6,678         $10,531             $7,806
9/30/98        $7,988         $11,206             $9,750
10/31/98       $8,660         $12,117            $10,564
11/30/98       $9,189         $12,852            $10,931
12/31/98       $9,715         $13,592            $13,388
1/31/99       $10,195         $14,160            $14,757
2/28/99        $9,365         $13,720            $13,893
3/31/99        $9,200         $14,268            $15,254
4/30/99        $8,992         $14,821            $13,916
5/31/99        $9,061         $14,471            $14,987
6/30/99        $9,957         $15,274            $15,528
7/31/99       $11,053         $14,797            $17,535
8/31/99       $12,064         $14,723            $19,236
9/30/99       $11,918         $14,320            $18,044
10/31/99      $12,148         $15,226            $18,350
11/30/99      $13,728         $15,536            $20,724
12/31/99      $19,227         $16,451            $26,995
1/31/00       $23,031         $15,625            $31,097
2/29/00       $35,831         $15,329            $45,195
3/31/00       $27,186         $16,829            $33,559
4/30/00       $23,270         $16,322            $29,167
5/31/00       $22,165         $15,988            $28,352
6/30/00       $31,095         $16,382            $37,249
7/31/00       $28,981         $16,127            $34,395
8/31/00       $34,969         $17,128            $41,725
9/30/00       $35,739         $16,224            $40,262
10/31/00      $32,238         $16,156            $36,986
11/30/00      $26,578         $14,883            $32,109
12/31/00      $28,183         $14,956            $33,201
1/31/01       $26,091         $15,487            $31,919
2/28/01       $23,767         $14,076            $29,461
3/31/01       $19,122         $13,185            $23,468
4/30/01       $22,307         $14,208            $27,918
5/31/01       $23,246         $14,303            $30,237
6/30/01       $24,338         $13,956            $31,035
7/31/01       $21,006         $13,819            $26,606
8/31/01       $21,327         $12,955            $26,880
9/30/01       $18,543         $11,910            $22,737
10/31/01      $20,694         $12,137            $26,441
11/30/01      $22,060         $13,068            $28,967
12/31/01      $22,412         $13,183            $27,822
1/31/02       $19,782         $12,991            $23,880
2/28/02       $18,728         $12,740            $22,812
3/31/02       $19,145         $13,219            $23,660
4/30/02       $16,493         $12,418            $19,941






5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. The Nasdaq Biotechnology Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns include reinvested dividends.




Past performance does not guarantee future results.

FRANKLIN GLOBAL
COMMUNICATIONS FUND



                                [GRAPHIC OMITTED]

                                 FUND CATEGORY
           Global

           Growth

           Growth
           & Income
                             Income          Tax-Free Income



________________________________________________________________________________
YOUR FUND'S GOAL: FRANKLIN GLOBAL COMMUNICATIONS FUND SEEKS CAPITAL APPRECIATION AND CURRENT INCOME BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF COMPANIES THAT ARE INVOLVED IN PROVIDING COMMUNICATIONS SERVICES AND COMMUNICATIONS EQUIPMENT.
________________________________________________________________________________


This annual report for Franklin Global Communications Fund covers the fiscal year ended April 30, 2002. During this time, a global economic slowdown and the heightened political risks of America's new war on terrorism caused many investors to shift out of equities in favor of the perceived safety found in other asset classes such as bonds and real estate. Signs of a nascent U.S. economic recovery encouraged investors' appetite for stocks in 2001's fourth quarter, inciting a short-lived rally. In the first four months of 2002, however, pockets of economic and corporate earnings uncertainty prevailed just as investors increased their scrutiny of corporate accounting practices in the wake of the Enron debacle. Stocks fell out of favor again, turning in generally poor results through the first four months of 2002 and the 12-month reporting period overall.

The communications sector was not immune to this volatile environment, and most related stocks declined during the period under review. Franklin Global Communications Fund - Class A posted a -35.98% cumulative total return for the 12 months ended April 30, 2002, as shown in the Performance Summary



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 52.

TOP 10 EQUITY HOLDINGS
Franklin Global
Communications Fund
4/30/02


COMPANY
SECTOR/INDUSTRY,           % OF TOTAL
COUNTRY                    NET ASSETS
_____________________________________
SBC Communications Inc.          4.8%
MAJOR TELECOMMUNICATIONS,
U.S.

BellSouth Corp.                  4.6%
MAJOR TELECOMMUNICATIONS,
U.S.

Portugal Telecom
SGPS SA, ADR                     3.5%
MAJOR TELECOMMUNICATIONS,
PORTUGAL

CenturyTel Inc.                  3.3%
SPECIALTY
TELECOMMUNICATIONS, U.S.

Sprint Corp. (FON Group)         3.1%
MAJOR TELECOMMUNICATIONS,
U.S.

Alltel Corp.                     3.1%
MAJOR TELECOMMUNICATIONS,
U.S.

AT&T Corp.                       3.1%
MAJOR TELECOMMUNICATIONS,
U.S.

Telefonos de Mexico
SA de CV (TELMEX), L, ADR        2.6%
MAJOR TELECOMMUNICATIONS,
MEXICO

Lexmark International Inc.       2.6%
COMPUTER PERIPHERALS, U.S.

Agere Systems Inc., A            2.3%
SEMICONDUCTORS, U.S.




beginning on page 15. This performance, although negative, compared very favorably with that of the Nasdaq Telecommunications Index, which returned -60.46% during the same time.(1) While we are never happy to report losses to our shareholders, the Fund continued to show strong relative performance among its peer group and finished the reporting period in the 13th percentile of the Lipper Telecommunications Funds Average, consisting of 46 telecommunications mutual funds on April 30, 2002, which returned -48.19% for the 12-month period.(2)

The Fund was insulated from steeper losses primarily because of our large exposure to U.S. local telephone service providers. Stocks from this fairly defensive area of the communications sector held up better than most, due to their comparatively stable cash flows and strong balance sheets. We still held a large position in these stocks at period-end, believing they continued to offer proven franchises with attractive valuations. Fund holdings SBC Communications, BellSouth and Alltel are examples of the incumbent local providers that to us appear fundamentally sound and ready for the future. In our analysis, these companies all possess experienced management teams that have proven their ability to operate effectively regardless of the economic climate.




1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector.
2. Source: Lipper Inc. Lipper calculations do not include sales charges; the Fund's performance relative to the average may have differed if such charges had been considered.
The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

We continued to offer broad exposure to the communications sector throughout the reporting period. For example, we expanded investment into several publishing companies due to their strong cash flows and attractive valuations. One of our recently purchased issues, The New York Times Company, has maintained its exceptionally strong newspaper franchise while looking for ways to leverage its content across other media. The investment community's concerns about the company's direct exposure to New York City following the tragic events of September 11, and the distinct possibility of collapsing advertising spending that could ensue, allowed us to purchase shares at what we considered a very good price. We also added McGraw-Hill to the portfolio, due to its valuable publishing franchise. The company is one of the leading providers of business, education and financial information in the world. Furthermore, McGraw-Hill's management has a strong track record of creating shareholder value that we expect to continue in the years ahead.

On April 30, 2002, the U.S. and Western Europe were once again the Fund's largest geographic areas of investment. This regional composition resulted from our finding more U.S. and European stocks that we felt offered a superior combination of attractive fundamentals and valuations within sound and transparent regulatory environments. Our bottom-up stock selection process will continue to influence the Fund's geographic breakdown.



[GRAPHIC OMITTED]

PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets
4/30/02

Major Telecommunications             29.4%
Semiconductors                        7.7%
Wireless Communications               7.4%
Publishing: Newspapers                6.3%
Data Processing Services              4.1%
Packaged Software                     3.8%
Financial Publishing & Services       3.5%
Telecommunications Equipment          3.5%
Specialty Telecommunications          3.3%
Broadcasting                          3.3%
Computer Processing Hardware          3.0%
Computer Peripherals                  2.6%
Electronic Equipment & Instruments    2.1%
Miscellaneous Commercial Services     2.0%
Cable & Satellite TV                  1.8%
Commercial Printing & Forms           1.8%
Other                                 3.0%
Short-Term Investments &
Other Net Assets                     11.4%

[GRAPHIC OMITTED]

GEOGRAPHIC DISTRIBUTION
Franklin Global Communications Fund
Based on Total Net Assets
4/30/02

U.S.               75.0%
Europe             11.0%
Latin America       2.6%
Short-Term
Investments &
Other Net Assets   11.4%



Going forward, we are optimistic about the communications sector and Franklin Global Communications Fund. We will attempt to take advantage of investment opportunities as they present themselves, and will remain committed to the use of a bottom-up, fundamental research and stock selection process to identify the best companies for our shareholders, as opposed to top-down considerations.

Thank you for investing in Franklin Global Communications Fund. We welcome your questions and comments and look forward to serving you in the future.



/s/ Alex W. Peters
__________________

Alex W. Peters
Portfolio Manager
Franklin Global Communications Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the prospectus.

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE INFORMATION


CLASS A                        CHANGE         4/30/02   4/30/01
_______________________________________________________________
Net Asset Value (NAV)          -$3.85          $6.85    $10.70


CLASS B                        CHANGE         4/30/02   4/30/01
_______________________________________________________________
Net Asset Value (NAV)          -$3.83          $6.67    $10.50


CLASS C                        CHANGE         4/30/02   4/30/01
_______________________________________________________________
Net Asset Value (NAV)          -$3.84          $6.69    $10.53




FRANKLIN GLOBAL
COMMUNICATIONS FUND



CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



Past performance does not guarantee future results.
                                                                              15

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




PERFORMANCE

                                                         INCEPTION
CLASS A                                 1-YEAR   5-YEAR  (7/2/92)
__________________________________________________________________
Cumulative Total Return(1)              -35.98%  -23.29%  +44.51%
Average Annual Total Return(2)          -39.65%   -6.28%   +3.19%
Value of $10,000 Investment(3)           $6,035   $7,230  $13,620
Avg. Ann. Total Return (3/31/02)(4)     -26.01%   -4.48%   +4.16%

                                                         INCEPTION
CLASS B                                 1-YEAR   3-YEAR  (1/1/99)
__________________________________________________________________
Cumulative Total Return(1)              -36.48%  -47.36%  -43.77%
Average Annual Total Return(2)          -39.02%  -19.86%  -16.45%
Value of $10,000 Investment(3)           $6,098   $5,146   $5,497
Avg. Ann. Total Return (3/31/02)(4)     -25.15%  -15.30%  -14.52%

                                                         INCEPTION
CLASS C                                 1-YEAR   5-YEAR  (5/1/95)
__________________________________________________________________
Cumulative Total Return(1)              -36.47%  -26.02%   +2.06%
Average Annual Total Return(2)          -37.75%   -6.04%   +0.15%
Value of $10,000 Investment(3)           $6,225   $7,322  $10,106
Avg. Ann. Total Return (3/31/02)(4)     -23.58%   -4.22%   +1.44%






For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Global Communications Fund - Class A to that of the S&P 500 Index(5) based on a $10,000 investment from 7/2/92 to 4/30/02.


Class A (7/2/92-4/30/02)

            Franklin Global         S&P 500
          Communications Fund       Index(5)

7/2/92         $9,425               $10,000
7/31/92        $9,510               $10,382
8/31/92        $9,491               $10,170
9/30/92        $9,453               $10,290
10/31/92       $9,529               $10,325
11/30/92       $9,680               $10,676
12/31/92       $9,943               $10,808
1/31/93        $10,124              $10,898
2/28/93        $10,506              $11,047
3/31/93        $10,764              $11,280
4/30/93        $10,840              $11,007
5/31/93        $10,964              $11,301
6/30/93        $11,134              $11,333
7/31/93        $11,357              $11,288
8/31/93        $12,083              $11,716
9/30/93        $12,209              $11,626
10/31/93       $12,780              $11,866
11/30/93       $12,296              $11,754
12/31/93       $13,068              $11,896
1/31/94        $13,284              $12,300
2/28/94        $12,588              $11,967
3/31/94        $12,195              $11,446
4/30/94        $12,362              $11,593
5/31/94        $12,362              $11,782
6/30/94        $11,881              $11,493
7/31/94        $12,413              $11,870
8/31/94        $12,700              $12,356
9/30/94        $12,516              $12,054
10/31/94       $12,618              $12,324
11/30/94       $12,137              $11,876
12/31/94       $11,919              $12,051
1/31/95        $12,180              $12,363
2/28/95        $12,284              $12,844
3/31/95        $12,420              $13,223
4/30/95        $12,754              $13,612
5/31/95        $13,473              $14,155
6/30/95        $13,409              $14,484
7/31/95        $13,676              $14,963
8/31/95        $13,505              $15,000
9/30/95        $14,147              $15,633
10/31/95       $14,169              $15,577
11/30/95       $14,639              $16,259
12/31/95       $15,193              $16,573
1/31/96        $15,480              $17,137
2/29/96        $15,502              $17,296
3/31/96        $15,469              $17,462
4/30/96        $15,722              $17,719
5/31/96        $16,030              $18,174
6/30/96        $16,306              $18,243
7/31/96        $15,646              $17,437
8/31/96        $16,116              $17,805
9/30/96        $16,328              $18,805
10/31/96       $16,741              $19,324
11/30/96       $17,378              $20,783
12/31/96       $17,474              $20,372
1/31/97        $18,371              $21,643
2/28/97        $18,285              $21,814
3/31/97        $17,622              $20,920
4/30/97        $17,757              $22,167
5/31/97        $19,083              $23,514
6/30/97        $19,782              $24,568
7/31/97        $20,380              $26,521
8/31/97        $19,445              $25,036
9/30/97        $20,778              $26,405
10/31/97       $19,919              $25,523
11/30/97       $20,915              $26,705
12/31/97       $22,185              $27,164
1/31/98        $21,933              $27,463
2/28/98        $23,068              $29,443
3/31/98        $24,764              $30,951
4/30/98        $24,330              $31,263
5/31/98        $23,377              $30,726
6/30/98        $24,105              $31,973
7/31/98        $23,709              $31,634
8/31/98        $20,139              $27,066
9/30/98        $20,986              $28,801
10/31/98       $21,748              $31,143
11/30/98       $22,312              $33,030
12/31/98       $23,622              $34,932
1/31/99        $23,622              $36,392
2/28/99        $22,713              $35,261
3/31/99        $23,399              $36,671
4/30/99        $25,307              $38,090
5/31/99        $25,591              $37,191
6/30/99        $26,936              $39,255
7/31/99        $26,951              $38,031
8/31/99        $26,557              $37,841
9/30/99        $26,648              $36,804
10/31/99       $29,177              $39,133
11/30/99       $31,584              $39,928
12/31/99       $35,810              $42,280
1/31/00        $35,898              $40,157
2/29/00        $39,682              $39,398
3/31/00        $39,752              $43,251
4/30/00        $35,159              $41,949
5/31/00        $32,696              $41,089
6/30/00        $35,757              $42,104
7/31/00        $33,399              $41,448
8/31/00        $35,230              $44,021
9/30/00        $32,449              $41,697
10/31/00       $30,953              $41,522
11/30/00       $24,513              $38,250
12/31/00       $24,198              $38,437
1/31/01        $27,479              $39,802
2/28/01        $21,753              $36,176
3/31/01        $18,949              $33,886
4/30/01        $21,275              $36,516
5/31/01        $20,520              $36,760
6/30/01        $19,764              $35,867
7/31/01        $19,227              $35,516
8/31/01        $17,418              $33,296
9/30/01        $15,768              $30,609
10/31/01       $15,668              $31,193
11/30/01       $16,742              $33,586
12/31/01       $16,981              $33,882
1/31/02        $15,569              $33,387
2/28/02        $14,475              $32,743
3/31/02        $14,873              $33,974
4/30/02        $13,620              $31,915




                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Global Communications Fund - Class B to that of the S&P 500 Index(5) based on a $10,000 investment from 1/1/99 to 4/30/02.

Class B (1/1/99-4/30/02)

            Franklin Global         S&P 500
Date      Communications Fund       Index(5)

1/1/99          $10,000             $10,000
1/31/99         $9,994              $10,405
2/28/99         $9,602              $10,081
3/31/99         $9,886              $10,485
4/30/99         $10,682             $10,890
5/31/99         $10,802             $10,633
6/30/99         $11,355             $11,224
7/31/99         $11,355             $10,873
8/31/99         $11,182             $10,819
9/30/99         $11,214             $10,523
10/31/99        $12,271             $11,189
11/30/99        $13,277             $11,416
12/31/99        $15,044             $12,088
1/31/00         $15,074             $11,481
2/29/00         $16,646             $11,264
3/31/00         $16,668             $12,366
4/30/00         $14,739             $11,994
5/31/00         $13,704             $11,748
6/30/00         $14,970             $12,038
7/31/00         $13,972             $11,850
8/31/00         $14,731             $12,586
9/30/00         $13,562             $11,922
10/31/00        $12,929             $11,872
11/30/00        $10,233             $10,936
12/31/00        $10,100             $10,990
1/31/01         $11,457             $11,380
2/28/01         $9,063              $10,343
3/31/01         $7,883              $9,688
4/30/01         $8,852              $10,440
5/31/01         $8,523              $10,510
6/30/01         $8,211              $10,255
7/31/01         $7,984              $10,154
8/31/01         $7,225              $9,520
9/30/01         $6,534              $8,751
10/31/01        $6,492              $8,919
11/30/01        $6,930              $9,603
12/31/01        $7,031              $9,687
1/31/02         $6,441              $9,546
2/28/02         $5,986              $9,361
3/31/02         $6,146              $9,713
4/30/02         $5,497              $9,125




Past performance does not guarantee future results.
                                                                              17

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     4/30/02
___________________________________
1-Year                      -37.75%

5-Year                       -6.04%

Since Inception (5/1/95)     +0.15%



                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Global Communications Fund - Class C to that of the S&P 500 Index(5) based on a $10,000 investment from 5/1/95 to 4/30/02.

Class C (5/1/95-4/30/02)

            Franklin Global         S&P 500
Date      Communications Fund       Index(5)

5/1/95          $9,902              $10,000
5/31/95         $10,504             $10,386
6/30/95         $10,449             $10,627
7/31/95         $10,641             $10,979
8/31/95         $10,507             $11,006
9/30/95         $10,991             $11,471
10/31/95        $11,008             $11,429
11/30/95        $11,358             $11,930
12/31/95        $11,825             $12,160
1/31/96         $12,030             $12,574
2/29/96         $12,039             $12,691
3/31/96         $12,004             $12,812
4/30/96         $12,193             $13,001
5/31/96         $12,424             $13,335
6/30/96         $12,628             $13,386
7/31/96         $12,116             $12,794
8/31/96         $12,472             $13,064
9/30/96         $12,619             $13,798
10/31/96        $12,932             $14,179
11/30/96        $13,409             $15,249
12/31/96        $13,480             $14,947
1/31/97         $14,155             $15,880
2/28/97         $14,089             $16,006
3/31/97         $13,566             $15,349
4/30/97         $13,661             $16,264
5/31/97         $14,678             $17,253
6/30/97         $15,221             $18,026
7/31/97         $15,663             $19,459
8/31/97         $14,942             $18,369
9/30/97         $15,951             $19,374
10/31/97        $15,278             $18,727
11/30/97        $16,038             $19,594
12/31/97        $17,000             $19,931
1/31/98         $16,806             $20,150
2/28/98         $17,658             $21,603
3/31/98         $18,952             $22,709
4/30/98         $18,607             $22,939
5/31/98         $17,863             $22,544
6/30/98         $18,403             $23,459
7/31/98         $18,089             $23,211
8/31/98         $15,358             $19,859
9/30/98         $15,997             $21,132
10/31/98        $16,561             $22,850
11/30/98        $16,983             $24,235
12/31/98        $17,980             $25,631
1/31/99         $17,957             $26,702
2/28/99         $17,250             $25,872
3/31/99         $17,764             $26,907
4/30/99         $19,200             $27,948
5/31/99         $19,417             $27,288
6/30/99         $20,406             $28,803
7/31/99         $20,406             $27,904
8/31/99         $20,106             $27,765
9/30/99         $20,152             $27,004
10/31/99        $22,058             $28,713
11/30/99        $23,871             $29,296
12/31/99        $27,045             $31,022
1/31/00         $27,098             $29,464
2/29/00         $29,922             $28,907
3/31/00         $29,962             $31,735
4/30/00         $26,483             $30,779
5/31/00         $24,596             $30,148
6/30/00         $26,898             $30,893
7/31/00         $25,104             $30,411
8/31/00         $26,469             $32,300
9/30/00         $24,368             $30,594
10/31/00        $23,231             $30,466
11/30/00        $18,387             $28,065
12/31/00        $18,128             $28,203
1/31/01         $20,575             $29,204
2/28/01         $16,285             $26,543
3/31/01         $14,170             $24,863
4/30/01         $15,907             $26,792
5/31/01         $15,318             $26,972
6/30/01         $14,759             $26,317
7/31/01         $14,336             $26,059
8/31/01         $12,992             $24,430
9/30/01         $11,753             $22,458
10/31/01        $11,662             $22,887
11/30/01        $12,463             $24,643
12/31/01        $12,644             $24,860
1/31/02         $11,572             $24,497
2/28/02         $10,756             $24,024
3/31/02         $11,043             $24,927
4/30/02         $10,106             $23,417


5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.



Past performance does not guarantee future results.

FRANKLIN GLOBAL HEALTH CARE FUND


                                [GRAPHIC OMITTED]

                                 FUND CATEGORY
           Global

           Growth

           Growth
           & Income
                           Income     Tax-Free Income


________________________________________________________________________________
YOUR FUND'S GOAL: FRANKLIN GLOBAL HEALTH CARE FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF HEALTH CARE COMPANIES, INCLUDING SMALL CAPITALIZATION COMPANIES, LOCATED THROUGHOUT THE WORLD.
________________________________________________________________________________


This annual report for Franklin Global Health Care Fund covers the fiscal year ended April 30, 2002. The equity markets remained extremely volatile during this time. For much of the year, investors fretted over the slowing domestic economy and the degree of its nascent recovery heading into 2002, overoptimistic earnings expectations and the broader market's generally high stock valuations. The tragic events of September 11 appeared only to intensify preexisting concerns. Broader market sentiment, however, picked up in 2001's fourth quarter as investors became less fearful of another terrorist attack and believed stocks were oversold, given that the Federal Reserve Board's aggressive interest rate cuts in 2001 were beginning to stimulate the economy. Reflecting the health care industry's defensive nature, health care stocks outperformed most other sectors during the recessionary months of May through September 2001, but trailed the broader market during its rebound in the latter half of the reporting period.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 58.

[GRAPHIC OMITTED]

GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets
4/30/02

U.S.              80.2%
U.K.               6.0%
Canada             2.7%
Switzerland        2.6%
Short-Term
Investments &
Other Net Assets   8.5%


Within this environment, Franklin Global Health Care Fund - Class A posted a -10.53% cumulative total return for the year ended April 30, 2002, as shown in the Performance Summary beginning on page 24. The Fund's benchmark, the S&P 500 Health Care Index, delivered a -5.98% total return during the same period.(1) The Fund compared favorably with the Lipper Health/Biotechnology Funds Average, composed of 176 health care and biotechnology mutual funds as of April 30, 2002, which returned -11.41% for the year under review.(2) The Fund also held up well relative to broader market indexes: the Nasdaq Composite Index and Standard & Poor's 500 Composite Index (S&P 500) fell 19.31% and 12.62% during the same 12-month period.(3)

Our largest industry weighting for most of the fiscal year was biotechnology, which represented 26.9% of the Fund's total net assets at period-end. Biotechnology investments were quite volatile as swings in technology and other aggressive growth stocks dampened investors' appetites for these types of issues. However, we continued to strongly believe in the industry's long-term growth prospects and took comfort in the group's ability to remain well-capitalized while becoming better-positioned to negotiate licensing terms with the big pharmaceutical companies.





1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500.
2. Source: Lipper Inc. Lipper calculations do not include sales charges, and past expense reductions by the Fund's manager increased the Fund's total returns. The Fund's performance relative to the average may have differed if such factors had been considered.
3. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The Fund's largest biotechnology positions at period-end were Amgen and Genentech. Large holdings in these top industry bellwethers is consistent with our long-term biotechnology strategy: focus on companies with marketed products, or on those developing potential therapeutics in the late stages of clinical development. Amgen is the largest of its kind, and is launching three new products in 2002 with a combined multi-billion dollar market potential. In addition, Amgen's proposed acquisition of Immunex could add another multi-billion dollar product to its line-up -- Enbrel for rheumatoid and psoriatic arthritis. We find Genentech a solid long-term sector holding due to its excellent management, strong new product pipeline, extensive experience in the cancer area, and superior research efforts. We are particularly excited about the company's cancer compound, called Tarceva. This drug is in phase III clinical trials and is expected to have a profound impact on cancer treatment.

Pharmaceuticals also remained a large Fund component throughout the year, and comprised 34.6% of the portfolio's total net assets as of April 30, 2002. It is currently estimated that senior citizens account for roughly 40% of U.S. prescription-drug sales. With baby boomers reaching their elder years in the next 10-20 years, we believe this area of health care will be highly utilized and ready for rapid growth. In the short-term, however, the industry is grappling with slowing growth related to a record number of blockbuster drugs coming off patent, which


[GRAPHIC OMITTED]

PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets
4/30/02

Biotechnology                      26.9%
Major Pharmaceuticals              17.7%
Other Pharmaceuticals              13.8%
Hospital & Nursing Management       8.9%
Medical Distributors                7.3%
Medical Specialities                5.7%
Services to the Health Industry     4.7%
Managed Health Care                 3.4%
Generic Phamaceuticals              3.1%
Short-Term Investments &
Other Net Assets                    8.5%

TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
4/30/02

COMPANY
SECTOR/INDUSTRY,         % OF TOTAL
COUNTRY                  NET ASSETS
___________________________________
Pharmacia Corp.                5.0%
MAJOR PHARMACEUTICALS,
U.S.

Pfizer Inc.                    4.8%
MAJOR PHARMACEUTICALS,
U.S.

Amgen Inc.                     4.2%
BIOTECHNOLOGY, U.S.

King Pharmaceuticals Inc.      3.7%
OTHER PHARMACEUTICALS,
U.S.

Triad Hospitals Inc.           3.4%
HOSPITAL & NURSING
MANAGEMENT, U.S.

Caremark RX Inc.               3.4%
MANAGED HEALTH CARE,
U.S.

Allergan Inc.                  3.3%
OTHER PHARMACEUTICALS,
U.S.

HCA Inc.                       3.1%
HOSPITAL & NURSING
MANAGEMENT, U.S.

ICN Pharmaceuticals Inc.       3.1%
GENERIC PHARMACEUTICALS,
U.S.

Genentech Inc.                 2.9%
BIOTECHNOLOGY, U.S.



removes exclusivity and makes room for generic competition. In this area, our largest positions are in Pharmacia, Pfizer and Wyeth, which we found to be selling at modest stock premiums compared to their industry peers despite having above-average industry growth rates and limited patent risk. We also emphasized smaller, specialty pharmaceutical companies like Allergan, King Pharmaceuticals and Shire Pharmaceuticals, which we believe will benefit from the secular trends in pharmaceutical utilization and were also exhibiting twice the growth rates of large capitalization pharmaceuticals companies. Pharmaceutical services sectors such as pharmacy benefit managers and drug distributors have also been an area of emphasis in the Fund, given our positive assessment of their valuations and position to profit from the record number of patent expirations.

Another area of emphasis for the Fund has been hospitals. Our three largest investments in this sector are Triad Hospitals, HCA and Tenet Healthcare. We found fundamentals within this group remained outstanding as hospitals continued to get better utilization and pricing trends while the political environment for Medicare reimbursement was relatively benign. In our opinion, the group's valuations also remain at attractive levels.

Looking ahead, we are optimistic about the long-term fundamentals for the health care industry and Franklin Global Health Care Fund. We are excited about the many improvements and advancements happening in the industry each day. Given the need-based demand for health care services and products, the industry is not necessarily affected by swings in the business cycle and is generally a sound defensive play. Our goal, as always, is to provide superior returns to our shareholders. Going forward, we will continue our bottom-up approach to investing in promising health care companies that we believe are attractively valued in the market.

We appreciate your investment in Franklin Global Health Care Fund and look forward to serving your investment needs in the years to come.

/s/ Evan McCulloch
__________________

Evan McCulloch
Portfolio Manager
Franklin Global Health Care Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the prospectus.

FRANKLIN GLOBAL
HEALTH CARE FUND



CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                           CHANGE         4/30/02   4/30/01
__________________________________________________________________
Net Asset Value (NAV)             -$2.49         $20.80    $23.29

DISTRIBUTIONS (5/1/01-4/30/02)
Long-Term Capital Gain            $0.0408


CLASS B                           CHANGE         4/30/02   4/30/01
__________________________________________________________________
Net Asset Value (NAV)             -$2.61         $20.32    $22.93

DISTRIBUTIONS (5/1/01-4/30/02)
Long-Term Capital Gain            $0.0408


CLASS C                           CHANGE         4/30/02   4/30/01
__________________________________________________________________
Net Asset Value (NAV)             -$2.58         $20.14    $22.72

DISTRIBUTIONS (5/1/01-4/30/02)
Long-Term Capital Gain            $0.0408


Franklin Global Health Care Fund paid distributions derived from long-term capital gains of 4.08 cents ($0.0408) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                    1-YEAR   5-YEAR   10-YEAR
_____________________________________________________________________
Cumulative Total Return(1)                 -10.53%  +47.41% +230.55%
Average Annual Total Return(2)             -15.67%   +6.80%  +12.03%
Value of $10,000 Investment(3)              $8,433  $13,896  $31,152
Avg. Ann. Total Return (3/31/02)(4)         -3.61%   +6.91%  +11.78%

                                                            INCEPTION
CLASS B                                    1-YEAR   3-YEAR  (1/1/99)
_____________________________________________________________________
Cumulative Total Return(1)                 -11.22%  +56.01%  +27.24%
Average Annual Total Return(2)             -14.76%  +15.23%   +6.74%
Value of $10,000 Investment(3)              $8,524  $15,301  $12,424
Avg. Ann. Total Return (3/31/02)(4)         -2.49%  +14.49%   +8.64%

                                                            INCEPTION
CLASS C                                    1-YEAR   5-YEAR  (9/3/96)
_____________________________________________________________________
Cumulative Total Return(1)                 -11.19%  +42.03%  +34.58%
Average Annual Total Return(2)             -12.96%   +7.06%   +5.20%
Value of $10,000 Investment(3)              $8,704  $14,063  $13,319
Avg. Ann. Total Return (3/31/02)(4)         -0.47%   +7.18%   +6.24%




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.
                                                                              25

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Global Health Care Fund - Class A to that of the S&P 500 Index(5) and the S&P 500 Health Care Index(5) based on a $10,000 investment from 5/01/92 to 4/30/02.

Class A (5/01/92-4/30/02)

         Franklin Global   S&P 500     S&P 500 Health
Date    Health Care Fund   Index(5)    Care Index(5)

5/1/92       $9,424        $10,000        $10,000
5/31/92      $9,670        $10,049        $10,027
6/30/92      $9,308        $9,899         $9,570
7/31/92      $9,930        $10,303        $10,162
8/31/92      $9,598        $10,093        $9,827
9/30/92      $9,383        $10,212        $9,307
10/31/92     $9,833        $10,247        $9,553
11/30/92     $10,551       $10,595        $9,829
12/31/92     $10,719       $10,726        $9,656
1/31/93      $10,719       $10,816        $8,889
2/28/93      $9,288        $10,963        $8,272
3/31/93      $9,396        $11,194        $8,351
4/30/93      $9,557        $10,923        $8,517
5/31/93      $10,041       $11,215        $8,724
6/30/93      $10,374       $11,247        $8,424
7/31/93      $9,823        $11,202        $7,782
8/31/93      $9,996        $11,627        $8,110
9/30/93      $10,245       $11,537        $8,043
10/31/93     $10,882       $11,776        $8,492
11/30/93     $11,217       $11,664        $8,713
12/31/93     $11,385       $11,805        $8,867
1/31/94      $12,514       $12,207        $8,924
2/28/94      $12,413       $11,876        $8,400
3/31/94      $11,776       $11,359        $7,936
4/30/94      $11,653       $11,505        $8,191
5/31/94      $11,787       $11,692        $8,698
6/30/94      $11,271       $11,406        $8,465
7/31/94      $11,771       $11,780        $8,580
8/31/94      $12,930       $12,262        $9,584
9/30/94      $13,146       $11,963        $9,777
10/31/94     $13,453       $12,231        $9,901
11/30/94     $13,328       $11,785        $9,997
12/31/94     $13,012       $11,960        $10,079
1/31/95      $13,083       $12,270        $10,736
2/28/95      $13,604       $12,747        $10,886
3/31/95      $14,208       $13,123        $11,206
4/30/95      $13,557       $13,509        $11,507
5/31/95      $13,959       $14,048        $11,805
6/30/95      $14,411       $14,374        $12,311
7/31/95      $15,747       $14,849        $12,904
8/31/95      $16,629       $14,886        $12,885
9/30/95      $17,606       $15,515        $14,015
10/31/95     $17,511       $15,459        $14,410
11/30/95     $18,381       $16,136        $15,123
12/31/95     $20,115       $16,447        $15,923
1/31/96      $21,601       $17,007        $16,818
2/29/96      $22,664       $17,165        $16,556
3/31/96      $23,497       $17,329        $16,556
4/30/96      $24,765       $17,584        $16,258
5/31/96      $25,163       $18,036        $16,928
6/30/96      $23,946       $18,105        $17,242
7/31/96      $20,662       $17,304        $16,423
8/31/96      $22,278       $17,670        $17,031
9/30/96      $24,061       $18,663        $18,426
10/31/96     $22,073       $19,178        $18,588
11/30/96     $22,586       $20,626        $20,144
12/31/96     $23,428       $20,217        $19,270
1/31/97      $24,189       $21,479        $21,362
2/28/97      $24,189       $21,648        $21,670
3/31/97      $22,103       $20,761        $20,201
4/30/97      $21,132       $21,998        $21,873
5/31/97      $23,638       $23,336        $23,205
6/30/97      $25,658       $24,381        $25,366
7/31/97      $26,392       $26,319        $25,878
8/31/97      $26,169       $24,846        $23,821
9/30/97      $29,029       $26,205        $25,191
10/31/97     $27,311       $25,329        $25,445
11/30/97     $26,287       $26,502        $26,560
12/31/97     $25,818       $26,958        $27,702
1/31/98      $25,790       $27,254        $29,619
2/28/98      $26,408       $29,220        $31,251
3/31/98      $27,279       $30,716        $32,385
4/30/98      $27,097       $31,026        $33,152
5/31/98      $25,452       $30,492        $32,496
6/30/98      $24,974       $31,730        $34,862
7/31/98      $23,428       $31,394        $35,012
8/31/98      $18,172       $26,861        $31,087
9/30/98      $20,547       $28,582        $34,752
10/31/98     $21,264       $30,906        $35,979
11/30/98     $22,585       $32,779        $38,188
12/31/98     $23,871       $34,667        $39,857
1/31/99      $24,053       $36,116        $39,717
2/28/99      $21,310       $34,993        $40,090
3/31/99      $20,931       $36,393        $41,049
4/30/99      $19,524       $37,801        $38,307
5/31/99      $19,524       $36,909        $37,219
6/30/99      $20,593       $38,957        $38,934
7/31/99      $20,846       $37,742        $36,778
8/31/99      $20,537       $37,553        $38,028
9/30/99      $19,707       $36,524        $34,955
10/31/99     $20,087       $38,836        $38,811
11/30/99     $21,592       $39,625        $39,086
12/31/99     $23,688       $41,958        $35,612
1/31/00      $25,530       $39,852        $37,727
2/29/00      $31,635       $39,099        $33,815
3/31/00      $28,963       $42,923        $35,668
4/30/00      $28,541       $41,631        $38,507
5/31/00      $29,947       $40,777        $40,656
6/30/00      $34,786       $41,785        $44,038
7/31/00      $33,562       $41,133        $41,568
8/31/00      $38,893       $43,687        $41,854
9/30/00      $40,975       $41,380        $43,930
10/31/00     $39,597       $41,207        $45,543
11/30/00     $37,445       $37,960        $47,483
12/31/00     $40,096       $38,146        $48,812
1/31/01      $37,524       $39,500        $44,829
2/28/01      $36,134       $35,901        $44,937
3/31/01      $32,023       $33,629        $41,598
4/30/01      $34,818       $36,238        $42,738
5/31/01      $35,865       $36,481        $43,263
6/30/01      $37,300       $35,595        $41,252
7/31/01      $35,581       $35,246        $43,471
8/31/01      $35,117       $33,043        $41,936
9/30/01      $32,845       $30,376        $42,545
10/31/01     $32,964       $30,957        $42,340
11/30/01     $33,996       $33,331        $44,398
12/31/01     $35,091       $33,624        $42,986
1/31/02      $33,428       $33,133        $42,582
2/28/02      $31,496       $32,494        $42,748
3/31/02      $32,754       $33,716        $42,838
4/30/02      $31,152       $31,672        $40,186


AVERAGE ANNUAL TOTAL RETURN

CLASS A                    4/30/02
____________________________________
1-Year                     -15.67%

5-Year                      +6.80%

10-Year                    +12.03%



                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Global Health Care Fund - Class B to that of the S&P 500 Index(5) and the S&P 500 Health Care Index(5) based on a $10,000 investment from 1/1/99 to 4/30/02.

Class B (1/1/99-4/30/02)

         Franklin Global   S&P 500     S&P 500 Health
Date    Health Care Fund   Index(5)    Care Index(5)

01/1/99     $10,000        $10,000        $10,000
01/31/99    $10,059        $10,405        $9,966
02/28/99    $8,910         $10,081        $10,060
03/31/99    $8,745         $10,485        $10,300
04/30/99    $8,156         $10,890        $9,612
05/31/99    $8,150         $10,633        $9,339
06/30/99    $8,592         $11,224        $9,770
07/31/99    $8,692         $10,873        $9,228
08/31/99    $8,556         $10,819        $9,541
09/30/99    $8,209         $10,523        $8,770
10/31/99    $8,362         $11,189        $9,738
11/30/99    $8,975         $11,416        $9,807
12/31/99    $9,847         $12,088        $8,935
01/31/00    $10,607        $11,481        $9,466
02/29/00    $13,129        $11,264        $8,484
03/31/00    $12,021        $12,366        $8,949
04/30/00    $11,839        $11,994        $9,660
05/31/00    $12,416        $11,748        $10,200
06/30/00    $14,414        $12,038        $11,048
07/31/00    $13,889        $11,850        $10,428
08/31/00    $16,081        $12,586        $10,500
09/30/00    $16,930        $11,922        $11,021
10/31/00    $16,352        $11,872        $11,426
11/30/00    $15,457        $10,936        $11,912
12/31/00    $16,544        $10,990        $12,246
01/31/01    $15,469        $11,380        $11,247
02/28/01    $14,888        $10,343        $11,274
03/31/01    $13,188        $9,688         $10,436
04/30/01    $14,332        $10,440        $10,722
05/31/01    $14,750        $10,510        $10,854
06/30/01    $15,332        $10,255        $10,349
07/31/01    $14,613        $10,154        $10,906
08/31/01    $14,419        $9,520         $10,520
09/30/01    $13,475        $8,751         $10,672
10/31/01    $13,513        $8,919         $10,621
11/30/01    $13,925        $9,603         $11,137
12/31/01    $14,371        $9,687         $10,783
01/31/02    $13,682        $9,546         $10,682
02/28/02    $12,880        $9,361         $10,723
03/31/02    $13,387        $9,713         $10,746
04/30/02    $12,424        $9,125         $10,081



AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/02
____________________________________
1-Year                     -14.76%

3-Year                     +15.23%

Since Inception (1/1/99)    +6.74%




Past performance does not guarantee future results.

                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Global Health Care Fund - Class C to that of the S&P 500 Index(5) and the S&P 500 Health Care Index(5) based on a $10,000 investment from 9/3/96 to 4/30/02.

Class C (9/3/96-4/30/02)

         Franklin Global   S&P 500     S&P 500 Health
Date    Health Care Fund   Index(5)    Care Index(5)

09/03/96     $9,897        $10,000        $10,000
09/30/96     $10,720       $10,506        $10,737
10/31/96     $9,823        $10,796        $10,831
11/30/96     $10,040       $11,611        $11,738
12/31/96     $10,417       $11,381        $11,230
01/31/97     $10,743       $12,091        $12,449
02/28/97     $10,738       $12,187        $12,629
03/31/97     $9,810        $11,687        $11,772
04/30/97     $9,378        $12,384        $12,747
05/31/97     $10,475       $13,137        $13,523
06/30/97     $11,368       $13,725        $14,783
07/31/97     $11,683       $14,816        $15,081
08/31/97     $11,578       $13,987        $13,882
09/30/97     $12,838       $14,752        $14,680
10/31/97     $12,062       $14,259        $14,829
11/30/97     $11,601       $14,919        $15,478
12/31/97     $11,389       $15,176        $16,144
01/31/98     $11,370       $15,343        $17,263
02/28/98     $11,632       $16,449        $18,214
03/31/98     $12,011       $17,291        $18,875
04/30/98     $11,931       $17,466        $19,324
05/31/98     $11,196       $17,165        $18,941
06/30/98     $10,985       $17,862        $20,318
07/31/98     $10,300       $17,673        $20,406
08/31/98     $7,979        $15,121        $18,118
09/30/98     $9,018        $16,090        $20,254
10/31/98     $9,323        $17,398        $20,969
11/30/98     $9,895        $18,453        $22,257
12/31/98     $10,458       $19,516        $23,230
01/31/99     $10,533       $20,331        $23,148
02/28/99     $9,325        $19,699        $23,366
03/31/99     $9,157        $20,487        $23,924
04/30/99     $8,540        $21,280        $22,326
05/31/99     $8,534        $20,778        $21,692
06/30/99     $9,001        $21,931        $22,692
07/31/99     $9,107        $21,247        $21,435
08/31/99     $8,957        $21,140        $22,162
09/30/99     $8,596        $20,561        $20,371
10/31/99     $8,752        $21,863        $22,618
11/30/99     $9,399        $22,306        $22,779
12/31/99     $10,309       $23,620        $20,754
01/31/00     $11,106       $22,435        $21,986
02/29/00     $13,747       $22,011        $19,706
03/31/00     $12,582       $24,163        $20,786
04/30/00     $12,389       $23,436        $22,439
05/31/00     $12,994       $22,955        $23,691
06/30/00     $15,087       $23,522        $25,662
07/31/00     $14,538       $23,155        $24,222
08/31/00     $16,843       $24,593        $24,389
09/30/00     $17,728       $23,295        $25,599
10/31/00     $17,123       $23,197        $26,539
11/30/00     $16,183       $21,369        $27,669
12/31/00     $17,315       $21,474        $28,444
01/31/01     $16,192       $22,236        $26,123
02/28/01     $15,585       $20,210        $26,186
03/31/01     $13,803       $18,931        $24,240
04/30/01     $14,998       $20,400        $24,904
05/31/01     $15,440       $20,537        $25,210
06/30/01     $16,047       $20,038        $24,038
07/31/01     $15,295       $19,841        $25,331
08/31/01     $15,090       $18,601        $24,435
09/30/01     $14,107       $17,100        $24,789
10/31/01     $14,146       $17,427        $24,670
11/30/01     $14,582       $18,763        $25,869
12/31/01     $15,045       $18,929        $25,046
01/31/02     $14,324       $18,652        $24,811
02/28/02     $13,485       $18,292        $24,908
03/31/02     $14,014       $18,980        $24,960
04/30/02     $13,319       $17,830        $23,415




5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500.




AVERAGE ANNUAL TOTAL RETURN

CLASS C                    4/30/02
____________________________________
1-Year                     -12.96%

5-Year                      +7.06%

Since Inception (9/3/96)    +5.20%




Past performance does not guarantee future results.
                                                                              27

                                [GRAPHIC OMITTED]

                                 FUND CATEGORY
                   Global

                   Growth

                   Growth
                   & Income
                              Income         Tax-Free Income





FRANKLIN NATURAL RESOURCES FUND


________________________________________________________________________________
YOUR FUND'S GOAL: FRANKLIN NATURAL RESOURCES FUND SEEKS HIGH TOTAL RETURN BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN SECURITIES OF COMPANIES THAT OWN, PRODUCE, REFINE, PROCESS, TRANSPORT OR MARKET NATURAL RESOURCES, AS WELL AS THOSE THAT PROVIDE RELATED SERVICES FOR NATURAL RESOURCES COMPANIES.
________________________________________________________________________________



This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2002. The 12 months under review began with generally weakening global economies, only made worse by the September 11 attacks and ensuing political and military conflicts. U.S. Federal Reserve Board actions, coupled with government and consumer spending, helped pull the domestic economy out of recession, and strong first quarter 2002 gross domestic product (GDP) growth indicated the economy was recovering.

For much of the 12-month period, investors fretted over the slowing domestic economy and the degree of its recovery heading into 2002, corporate earnings disappointments and the broader market's generally high stock valuations. Broader market sentiment, however, picked up in 2001's fourth quarter as investors became less fearful of another terrorist attack and began to see signs of economic recovery. Stocks then generally retreated in the first four months of 2002 as investors began to



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 62.

believe that the impending recovery was already priced into the equities markets.

Although the economy strengthened, the recovery's slow and uncertain pace combined with falling oil and natural gas prices, weighing heavily on related companies and their underlying stocks. Within this difficult environment, Franklin Natural Resources Fund - Class A posted a -10.12% cumulative total return for the year ended April 30, 2002, as shown in the Performance Summary beginning on page 32. By comparison, the Standard & Poor's 500 Composite Index (S&P 500), the Fund's broad benchmark, fell 12.62% over the same period.(1)

We were surprised by the natural gas market's improvement in the last few months of the reporting period; the trend helped boost returns within our related portfolio holdings. Natural gas prices moved higher despite record inventory levels in storage, mainly because supply is forecast to fall significantly later in 2002, a consequence of limited drilling in recent months. We still would not be surprised to see prices weaken over the summer, but maintain a positive outlook for firmer natural gas prices over the long term.

West Texas Intermediate crude oil prices averaged just over $24 per barrel during the 12 months ended April 30, 2002, trading as low as $17.45 and as high as $29.98 per barrel. This was down significantly from the $30.43 average price experienced during the previous 12-month period. With oil prices just over $27 per barrel at period-end, they were at the upper end of our expected trading range, but increased political tensions in the Middle East explained some of this premium.



[GRAPHIC OMITTED]

PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets
4/30/02

Energy Minerals          33.2%
Process Industries       29.3%
Industrial Services      25.0%
Non-Energy Minerals       9.6%
Producer Manufacturing    0.5%
Short-Term
Investments &
Other Net Assets          2.4%



1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[GRAPHIC OMITTED]

GEOGRAPHIC DISTRIBUTION
Franklin Natural Resources Fund
Based on Total Net Assets
4/30/02

U.S.                        79.6%
Europe                       8.5%
Canada                       7.1%
South Africa                 1.4%
Latin America                1.0%
Short-Term Investments &
Other Net Assets             2.4%




Within the Fund's energy holdings, we continued to favor companies focused on natural gas production over those that produce oil. This strategy was evident in two of the Fund's top ten positions at period-end: Grey Wolf, a land rig contractor, and Chesapeake Energy, a gas-focused exploration and production (E&P) company. Strong commodity prices could eventually lead to increased spending that will benefit the oil services group while improving the growth profile of integrated oil and E&P companies. In an effort to further diversify the Fund's energy exposure, we also added two coal holdings, Arch Coal and Peabody Energy.

We also significantly expanded our exposure to the chemicals sector, initiating or increasing positions in companies such as Dow Chemical, Nova Chemicals and Lyondell Chemical. The diversified chemical, commodity chemical and specialty chemical sub-sectors returned roughly -4%, +16% and +5%, respectively, during the reporting period. Chemical companies are poised to benefit from the cyclical recovery that would come with an overall economic rebound. Furthermore, the significant outperformance by commodity chemical issues resulted from gradually improving supply/demand dynamics that emerged from the sector's recent cyclical trough. According to our analysis, we believe basic chemicals' supply/demand will become more favorable for producers, based upon our assessment that demand growth is apt to significantly outpace supply over the next three to five years.

As a result of portfolio changes during the year, Bunge, a major participant in global food and agribusiness, moved into the portfolio's top 10 list. Given the increased uncertainty and more demanding valuations we saw in various energy sectors at period-end, we sought to diversify the Fund by reducing some of its energy-related exposure. This shift created what we view as a more balanced portfolio with significant investments across the full spectrum of natural resources companies.

Looking forward, we hold a positive outlook for the natural resources sector and Franklin Natural Resources Fund. The expected global economic rebound, led by the U.S., should be beneficial for most commodity markets as demand improves. Specifically, oil and gas prices were strong at period-end and should support further investment in the group heading into the latter half of 2002. Overall, natural resources companies are some of the most direct beneficiaries of global economic expansion, historically outperforming the general market during a recovery.

Thank you for your participation in Franklin Natural Resources Fund. We welcome your comments and look forward to serving your needs in the years to come.

/s/ Stephen M. Land
___________________

Stephen M. Land
Portfolio Manager
Franklin Natural Resources Fund





This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single sector. Economic, business, political or other changes that affect one issuer or security may adversely affect other issuers or securities in that sector. These risks and others, including currency volatility and social, political, economic or regulatory uncertainty associated with foreign and emerging market investing, are further discussed in the prospectus.




TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
4/30/02

COMPANY
SECTOR/INDUSTRY,          % OF TOTAL
COUNTRY                   NET ASSETS
____________________________________
Exxon Mobil Corp.               3.8%
ENERGY MINERALS, U.S.

Shell Transport &
Trading Co. PLC, N.Y. shs.      3.5%
ENERGY MINERALS, U.K.

Dow Chemical Co.                3.1%
PROCESS INDUSTRIES, U.S.

Nova Chemicals Corp.            3.1%
PROCESS INDUSTRIES, CANADA

Premcor Inc.                    2.8%
ENERGY MINERALS, U.S.

Grey Wolf Inc.                  2.8%
INDUSTRIAL SERVICES, U.S.

Bunge Ltd.                      2.7%
PROCESS INDUSTRIES, U.S.

Stora Enso OYJ, ADR             2.6%
PROCESS INDUSTRIES, FINLAND

Chesapeake Energy Corp.         2.4%
ENERGY MINERALS, U.S.

Solutia Inc.                    2.3%
PROCESS INDUSTRIES, U.S.

FRANKLIN NATURAL
RESOURCES FUND



CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.






PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE         4/30/02   4/30/01
___________________________________________________________________
Net Asset Value (NAV)              -$2.38         $16.97    $19.35

DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                    $0.0789
Long-Term Capital Gain             $0.2794
                                   -------
       Total                       $0.3583


ADVISOR CLASS                      CHANGE         4/30/02   4/30/01
___________________________________________________________________
Net Asset Value (NAV)              -$2.42         $17.57    $19.99

DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                    $0.1001
Long-Term Capital Gain             $0.2794
                                   -------
       Total                       $0.3795



Franklin Natural Resources Fund paid distributions derived from long-term capital gains of 27.94 cents ($0.2794) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).




Past performance does not guarantee future results.

PERFORMANCE

                                                         INCEPTION
CLASS A                                 1-YEAR   5-YEAR   (6/5/95)
___________________________________________________________________
Cumulative Total Return(1)              -10.12%  +35.04%  +98.51%
Average Annual Total Return(2)          -15.29%   +4.94%   +9.50%
Value of $10,000 Investment(3)           $8,471  $12,726  $18,710
Avg. Ann. Total Return (3/31/02)(4)      -9.84%   +4.95%   +9.55%


                                                         INCEPTION
ADVISOR CLASS(5)                        1-YEAR   5-YEAR  (6/5/95)
___________________________________________________________________
Cumulative Total Return(1)              -9.87%   +41.78% +110.40%
Average Annual Total Return(2)          -9.87%    +7.23%  +11.38%
Value of $10,000 Investment(3)          $9,013   $14,178  $21,040
Avg. Ann. Total Return (3/31/02)(4)     -4.09%    +7.22%  +11.45%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +36.07% and +5.95%.



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.
                                                                              33

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Natural Resources Fund - Class A to that of the S&P 500 Index(6) based on a $10,000 investment from 6/5/95 to 4/30/02.

Class A (6/5/95-4/30/02)

         Franklin Natural
Date      Resources Fund     S&P 500 Index(6)

6/5/95        $9,425            $10,000
6/30/95       $9,538            $10,193
7/31/95       $9,727            $10,530
8/31/95       $9,764            $10,557
9/30/95       $9,698            $11,002
10/31/95      $9,321            $10,963
11/30/95      $9,783            $11,443
12/31/95      $10,436           $11,664
1/31/96       $10,943           $12,060
2/29/96       $11,048           $12,172
3/31/96       $11,737           $12,289
4/30/96       $12,569           $12,470
5/31/96       $12,798           $12,790
6/30/96       $12,796           $12,839
7/31/96       $11,952           $12,271
8/31/96       $12,719           $12,530
9/30/96       $13,170           $13,235
10/31/96      $13,678           $13,600
11/30/96      $14,493           $14,627
12/31/96      $14,574           $14,337
1/31/97       $14,968           $15,232
2/28/97       $14,416           $15,352
3/31/97       $13,796           $14,723
4/30/97       $13,855           $15,600
5/31/97       $15,076           $16,548
6/30/97       $15,231           $17,290
7/31/97       $15,716           $18,664
8/31/97       $16,290           $17,619
9/30/97       $17,497           $18,583
10/31/97      $16,904           $17,962
11/30/97      $15,182           $18,794
12/31/97      $15,108           $19,117
1/31/98       $14,192           $19,328
2/28/98       $14,950           $20,721
3/31/98       $15,688           $21,782
4/30/98       $16,289           $22,002
5/31/98       $14,993           $21,623
6/30/98       $14,073           $22,501
7/31/98       $12,484           $22,263
8/31/98       $9,527            $19,048
9/30/98       $11,318           $20,269
10/31/98      $12,102           $21,917
11/30/98      $11,201           $23,245
12/31/98      $11,176           $24,584
1/31/99       $10,633           $25,612
2/28/99       $10,313           $24,815
3/31/99       $11,878           $25,808
4/30/99       $14,103           $26,807
5/31/99       $13,432           $26,174
6/30/99       $14,387           $27,627
7/31/99       $14,761           $26,765
8/31/99       $14,986           $26,631
9/30/99       $14,633           $25,901
10/31/99      $13,969           $27,541
11/30/99      $14,055           $28,100
12/31/99      $14,922           $29,755
1/31/00       $14,536           $28,261
2/29/00       $14,408           $27,727
3/31/00       $16,966           $30,439
4/30/00       $16,849           $29,522
5/31/00       $18,251           $28,917
6/30/00       $17,887           $29,632
7/31/00       $16,645           $29,169
8/31/00       $18,989           $30,981
9/30/00       $18,968           $29,345
10/31/00      $17,683           $29,222
11/30/00      $16,549           $26,919
12/31/00      $20,117           $27,051
1/31/01       $19,397           $28,011
2/28/01       $19,515           $25,459
3/31/01       $19,483           $23,848
4/30/01       $20,817           $25,698
5/31/01       $21,279           $25,871
6/30/01       $18,805           $25,242
7/31/01       $18,106           $24,995
8/31/01       $16,901           $23,432
9/30/01       $14,910           $21,541
10/31/01      $15,846           $21,953
11/30/01      $15,631           $23,637
12/31/01      $16,758           $23,845
1/31/02       $16,273           $23,496
2/28/02       $17,188           $23,043
3/31/02       $18,633           $23,909
4/30/02       $18,710           $22,461



AVERAGE ANNUAL TOTAL RETURN

CLASS A                     4/30/02
___________________________________
1-Year                      -15.29%

5-Year                       +4.94%

Since Inception (6/5/95)     +9.50%




Past performance does not guarantee future results.

                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Natural Resources Fund - Advisor Class(7) to that of the S&P 500 Index(6) based on a $10,000 investment from 6/5/95 to 4/30/02.

Advisor Class (6/5/95-4/30/02)(7)

         Franklin Natural
Date      Resources Fund       S&P 500 Index(6)

6/5/95       $10,000               $10,000
6/30/95      $10,120               $10,193
7/31/95      $10,320               $10,530
8/31/95      $10,360               $10,557
9/30/95      $10,290               $11,002
10/31/95     $9,890                $10,963
11/30/95     $10,380               $11,443
12/31/95     $11,072               $11,664
1/31/96      $11,610               $12,060
2/29/96      $11,722               $12,172
3/31/96      $12,453               $12,289
4/30/96      $13,336               $12,470
5/31/96      $13,579               $12,790
6/30/96      $13,576               $12,839
7/31/96      $12,681               $12,271
8/31/96      $13,495               $12,530
9/30/96      $13,973               $13,235
10/31/96     $14,513               $13,600
11/30/96     $15,378               $14,627
12/31/96     $15,463               $14,337
1/31/97      $15,870               $15,232
2/28/97      $15,285               $15,352
3/31/97      $14,637               $14,723
4/30/97      $14,700               $15,600
5/31/97      $16,006               $16,548
6/30/97      $16,163               $17,290
7/31/97      $16,689               $18,664
8/31/97      $17,320               $17,619
9/30/97      $18,592               $18,583
10/31/97     $17,972               $17,962
11/30/97     $16,153               $18,794
12/31/97     $16,061               $19,117
1/31/98      $15,096               $19,328
2/28/98      $15,915               $20,721
3/31/98      $16,722               $21,782
4/30/98      $17,362               $22,002
5/31/98      $15,982               $21,623
6/30/98      $15,014               $22,501
7/31/98      $13,327               $22,263
8/31/98      $10,179               $19,048
9/30/98      $12,081               $20,269
10/31/98     $12,931               $21,917
11/30/98     $11,980               $23,245
12/31/98     $11,951               $24,584
1/31/99      $11,369               $25,612
2/28/99      $11,039               $24,815
3/31/99      $12,726               $25,808
4/30/99      $15,543               $26,807
5/31/99      $14,813               $26,174
6/30/99      $15,872               $27,627
7/31/99      $16,285               $26,765
8/31/99      $16,549               $26,631
9/30/99      $16,159               $25,901
10/31/99     $15,436               $27,541
11/30/99     $15,528               $28,100
12/31/99     $16,492               $29,755
1/31/00      $16,079               $28,261
2/29/00      $15,930               $27,727
3/31/00      $18,764               $30,439
4/30/00      $18,638               $29,522
5/31/00      $20,199               $28,917
6/30/00      $19,797               $29,632
7/31/00      $18,420               $29,169
8/31/00      $21,037               $30,981
9/30/00      $21,014               $29,345
10/31/00     $19,591               $29,222
11/30/00     $18,351               $26,919
12/31/00     $22,313               $27,051
1/31/01      $21,515               $28,011
2/28/01      $21,654               $25,459
3/31/01      $21,631               $23,848
4/30/01      $23,123               $25,698
5/31/01      $23,632               $25,871
6/30/01      $20,891               $25,242
7/31/01      $20,127               $24,995
8/31/01      $18,797               $23,432
9/30/01      $16,576               $21,541
10/31/01     $17,629               $21,953
11/30/01     $17,386               $23,637
12/31/01     $18,647               $23,845
1/31/02      $18,113               $23,496
2/28/02      $19,145               $23,043
3/31/02      $20,746               $23,909
4/30/02      $21,040               $22,461




6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.




AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)              4/30/02
_____________________________________
1-Year                         -9.87%

5-Year                         +7.23%

Since Inception (6/5/95)      +11.38%






Past performance does not guarantee future results.
                                                                              35

                                [GRAPHIC OMITTED]

                                 FUND CATEGORY
               Global

               Growth

               Growth
               & Income
                           Income          Tax-Free Income




FRANKLIN TECHNOLOGY FUND



________________________________________________________________________________
YOUR FUND'S GOAL: FRANKLIN TECHNOLOGY FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF COMPANIES EXPECTED TO BENEFIT FROM THE DEVELOPMENT, ADVANCEMENT AND USE OF TECHNOLOGY.
________________________________________________________________________________


This annual report for Franklin Technology Fund covers the fiscal year ended April 30, 2002. The first half of the reporting period was one of the worst for equity markets and technology-related stocks, highlighted by the U.S. economy's first recession in 10 years, a new war on terrorism arising from the tragic events of September 11, and deeply depressed earnings within most technology companies. In the latter half of the reporting period, strong monetary stimulus and clear progress in Afghanistan helped consumer confidence and other economic indicators recover from post-September 11 lows, although they still remained at historically depressed levels. As a result, the equity markets remained volatile and produced mixed results.

On the positive side, investors were encouraged by U.S. economic developments in 2001's fourth quarter and came off the sidelines. Their renewed participation caused equity markets to rally, and Franklin Technology Fund followed suit, appreciating almost 47% over the three-month period ended December 31, 2001. However, the Fund then fell nearly 17% as investor sentiment reversed course during the first four months of 2002,



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 69.

partially because many believed that the exceptional fourth quarter 2001 stock-price surge had already factored in a 2002 economic recovery. Volatility also increased due to growing concerns over well-publicized accounting investigations and disappointing news coming from certain technology sectors, especially in regard to networking and storage companies. We believed that the economy was clearly beginning to improve according to a number of economic indicators that we track. However, projections for a decline in corporate technology spending for 2002 coupled with a lack of earnings visibility and the uncertain outlook for sustained profit growth certainly kept technology stocks under pressure.

Within this difficult environment, Franklin Technology Fund - Class A posted a -31.72% cumulative total return for the year ended April 30, 2002, as shown in the Performance Summary beginning on page 41. In comparison, the Merrill Lynch 100 Technology Index declined 32.73% and the technology-heavy Nasdaq Composite Index fell 19.31% during the same time.(1) The Fund's performance, although disappointing in the absolute, held up favorably against the Lipper Science and Technology Funds Average, which was composed of 408 science and technology mutual funds as of April 30, 2002, and returned -35.92% during the 12-month reporting period.(2)




1. Source: Standard & Poor's Micropal. The unmanaged Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.
2. Source: Lipper Inc. Lipper calculations do not include sales charges. Past and present expense reductions by the Fund's manager increased the Fund's total returns. The Fund's performance relative to the average may have differed if such factors had been considered.

The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[GRAPHIC OMITTED]

PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets
4/30/02

Electronic
Technology             52.8%
Technology
Services               28.5%
Health
Technology              5.3%
Commercial
Services                3.9%
Producer
Manufacturing           2.9%
Consumer Services       0.5%
Short-Term
Investments &
Other Net Assets        6.1%



We continued to focus on identifying and investing in high-quality, established companies as well as a selection of smaller, higher growth stocks, both of which possessed what we viewed as sustainable competitive advantages and solid growth prospects. Small-capitalization technology stocks did much better than the large-cap technology stocks during the year under review, partially due to small-cap companies' tendency to find attractive growth opportunities despite an overall economic slowdown. We will continue to invest in large and small companies within the technology sector, as we believe a diversified approach will serve our shareholders well over the long term. Although technology investing didn't generate positive returns as a whole, there were areas of strength during the reporting period. By industry sector the data processing services and electronic equipment/instruments areas showed some of the best performances throughout the year, while internet software/services, semiconductors, information technology (IT) services/consulting, computer hardware, computer communications, packaged software and telecommunications equipment were among the hardest hit during the year under review.

In our opinion, one of the major issues facing technology companies was, and continues to be, the state of corporate IT budgets. As the economy weakened into recession, cost cutting became a major focus among corporations worldwide. As a result, IT budgets were reduced, and we believe they are not likely to grow in aggregate until corporate profits improve overall. The good news is that there were a number of early signs that the economy had bottomed and rebounded from recently depressed levels in the first four months of 2002. As corporate profits recover, we believe the focus will quickly shift away from cost cutting and back toward revenue-enhancing projects that improve companies' competitive positions and efficiency. Many of these revenue-enhancing projects involve capital spending on IT.

With that as a backdrop, we worked to position the Fund in areas that we believe should continue to see relatively healthy spending patterns in addition to those areas that should be first to see the benefits of a technology capital spending recovery. We added to the Fund's semiconductor and semiconductor equipment weightings throughout the year, as these groups should do relatively well in a broad economic recovery given the diversified end markets in which semiconductors are sold. We purchased shares in several companies, including Altera, Micrel, Xicor, Cirrus Logic, Texas Instruments, Applied Materials and KLA-Tencor. Other areas of focus and new or increased investment included computer peripherals (Logitech, Lexmark and QLogic); data processing (Amdocs); IT services (EDS, Accenture and Tier Technologies); and packaged software (Oracle, NetIQ, Entrust, Intuit, webMethods, Aspen Technology and Precise Software).

Some technology segments where we think the recovery will take longer were used as a source of funds as we reduced our investment weightings. These segments included telecommunications equipment (Nokia, Polycom, JDS Uniphase, Juniper Networks, ONI Systems, Sierra Wireless, Scientific-Atlanta and Sonus Networks); computer hardware (EMC, Palm, Apple Computer and Sun Microsystems); and health technology (Abgenix, Aviron, Celegene and Inhale Therapeutics).

We are confident that the Fund's portfolio was well-positioned at period-end, both in terms of growth potential and attractive stock valuations. We will continue to maintain a mix of large- and small-capitalization stocks going forward, as we believe such diversity has reduced overall volatility and improved relative performance since the Fund's launch in May 2000. In the near term, we expect continuing challenges to the economy, as well as heightened market volatility as the broad economy transitions out of its recent malaise. However, we are optimistic about



TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
4/30/02

COMPANY                     % OF TOTAL
SECTOR/INDUSTRY             NET ASSETS
______________________________________
Network Appliance Inc.            2.7%
ELECTRONIC TECHNOLOGY

Electronic Data Systems Corp.     2.1%
TECHNOLOGY SERVICES

QLogic Corp.                      2.0%
ELECTRONIC TECHNOLOGY

Agere Systems Inc., A             1.9%
ELECTRONIC TECHNOLOGY

Tier Technologies Inc., B         1.9%
TECHNOLOGY SERVICES

Linear Technology Corp.           1.9%
ELECTRONIC TECHNOLOGY

KLA-Tencor Corp.                  1.8%
ELECTRONIC TECHNOLOGY

Cadence Design Systems Inc.       1.8%
TECHNOLOGY SERVICES

Microsoft Corp.                   1.8%
TECHNOLOGY SERVICES

Lexmark International Inc.        1.7%
ELECTRONIC TECHNOLOGY
technology stocks' long-term performance and believe related companies are beginning to emerge from the most significant technology spending slowdown in recent history. In our analysis, technology-related companies should once again be able to grow their revenues and earnings at a faster rate than the overall economy, as technology will continue to become an ever-growing part of the advancing global economy.

Thank you for your participation in Franklin Technology Fund. We appreciate your support, welcome your comments, and look forward to serving your investment needs in the years ahead.

/s/ Ian Link
____________

Ian Link


/s/ Robert R. Dean
__________________

Robert R. Dean

Portfolio Management Team
Franklin Technology Fund




This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single sector. Economic, business, political or other changes that affect one issuer or security may adversely affect other issuers or securities in that sector. These risks and others are further discussed in the prospectus.

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
________________________________________________________________
Net Asset Value (NAV)          -$2.03          $4.37     $6.40


CLASS B                        CHANGE         4/30/02   4/30/01
________________________________________________________________
Net Asset Value (NAV)          -$2.05          $4.32     $6.37


CLASS C                        CHANGE         4/30/02   4/30/01
________________________________________________________________
Net Asset Value (NAV)          -$2.06          $4.30     $6.36


CLASS R                        CHANGE         4/30/02   1/1/02
________________________________________________________________
Net Asset Value (NAV)          -$0.97          $4.36     $5.33


ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
________________________________________________________________
Net Asset Value (NAV)          -$2.03          $4.39     $6.42




FRANKLIN TECHNOLOGY FUND



CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager and administrator have agreed in advance to waive a portion of their respective fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The Fund's manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.



Past performance does not guarantee future results.
                                                                              41

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




PERFORMANCE

                                                            INCEPTION
CLASS A                                          1-YEAR     (5/1/00)
_______________________________________________________________________
Cumulative Total Return(1)                       -31.72%     -56.30%
Average Annual Total Return(2)                   -35.64%     -35.86%
Value of $10,000 Investment(3)                    $6,436      $4,119
Avg. Ann. Total Return (3/31/02)(4)               -9.45%     -32.63%


                                                            INCEPTION
CLASS B                                            1-YEAR     (5/1/00)
_______________________________________________________________________
Cumulative Total Return(1)                       -32.18%     -56.80%
Average Annual Total Return(2)                   -34.89%     -35.64%
Value of $10,000 Investment(3)                    $6,511      $4,147
Avg. Ann. Total Return (3/31/02)(4)               -8.29%     -32.41%


                                                            INCEPTION
CLASS C                                            1-YEAR     (5/1/00)
_______________________________________________________________________
Cumulative Total Return(1)                       -32.39%     -57.00%
Average Annual Total Return(2)                   -33.69%     -34.79%
Value of $10,000 Investment(3)                    $6,631      $4,257
Avg. Ann. Total Return (3/31/02)(4)               -6.34%     -31.38%


                                                            INCEPTION
CLASS R                                                     (1/1/02)
_______________________________________________________________________
Cumulative Total Return(1)                                   -18.20%
Aggregate Total Return(5)                                    -19.02%
Value of $10,000 Investment(3)                                $8,098
Aggregate Total Return (3/31/02)(4,5)                         -7.69%


                                                            INCEPTION
ADVISOR CLASS                                    1-YEAR     (5/1/00)
_______________________________________________________________________
Cumulative Total Return(1)                       -31.62%     -56.10%
Average Annual Total Return(2)                   -31.62%     -33.78%
Value of $10,000 Investment(3)                    $6,838      $4,390
Avg. Ann. Total Return (3/31/02)(4)               -3.47%     -30.30%






For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Technology Fund - Class A to that of the Nasdaq Composite Index(6) and the Merrill Lynch 100 Technology Index(6) based on a $10,000 investment from 5/1/00 to 4/30/02.

Class A (5/1/00-4/30/02)

         Franklin      Nasdaq
        Technology    Composite     Merrill Lynch 100
Date       Fund       Index(6)      Technology Index(6)

5/1/00    $9,425      $10,000            $10,000
5/31/00   $8,878      $8,825             $8,639
6/30/00   $10,688     $10,315            $9,828
7/31/00   $10,424     $9,796             $9,149
8/31/00   $12,290     $10,940            $10,768
9/30/00   $11,414     $9,555             $9,458
10/31/00  $10,132     $8,769             $8,464
11/30/00  $7,125      $6,765             $6,079
12/31/00  $7,097      $6,439             $5,744
1/31/01   $8,115      $7,228             $6,733
2/28/01   $5,881      $5,612             $4,785
3/31/01   $4,882      $4,803             $4,022
4/30/01   $6,032      $5,527             $4,913
5/31/01   $5,806      $5,512             $4,624
6/30/01   $5,778      $5,646             $4,643
7/31/01   $5,297      $5,299             $4,221
8/31/01   $4,515      $4,725             $3,704
9/30/01   $3,374      $3,947             $2,744
10/31/01  $4,109      $4,453             $3,263
11/30/01  $4,816      $5,089             $3,881
12/31/01  $4,958      $5,143             $3,874
1/31/02   $4,835      $5,102             $3,896
2/28/02   $4,241      $4,570             $3,367
3/31/02   $4,694      $4,873             $3,758
4/30/02   $4,119      $4,460             $3,300



                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Technology Fund - Class B to that of the Nasdaq Composite Index(6) and the Merrill Lynch 100 Technology Index(6) based on a $10,000 investment from 5/1/00 to 4/30/02.

Class B (5/1/00-4/30/02)

         Franklin      Nasdaq
        Technology    Composite     Merrill Lynch 100
Date       Fund       Index(6)      Technology Index(6)

5/1/00    $10,000     $10,000            $10,000
5/31/00   $9,410      $8,825             $8,639
6/30/00   $11,340     $10,315            $9,828
7/31/00   $11,040     $9,796             $9,149
8/31/00   $13,020     $10,940            $10,768
9/30/00   $12,080     $9,555             $9,458
10/31/00  $10,720     $8,769             $8,464
11/30/00  $7,540      $6,765             $6,079
12/31/00  $7,500      $6,439             $5,744
1/31/01   $8,580      $7,228             $6,733
2/28/01   $6,210      $5,612             $4,785
3/31/01   $5,150      $4,803             $4,022
4/30/01   $6,370      $5,527             $4,913
5/31/01   $6,130      $5,512             $4,624
6/30/01   $6,090      $5,646             $4,643
7/31/01   $5,580      $5,299             $4,221
8/31/01   $4,750      $4,725             $3,704
9/30/01   $3,550      $3,947             $2,744
10/31/01  $4,320      $4,453             $3,263
11/30/01  $5,060      $5,089             $3,881
12/31/01  $5,210      $5,143             $3,874
1/31/02   $5,080      $5,102             $3,896
2/28/02   $4,460      $4,570             $3,367
3/31/02   $4,920      $4,873             $3,758
4/30/02   $4,147      $4,460             $3,300




Past performance does not guarantee future results.
                                                                              43

                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Technology Fund - Class C to that of the Nasdaq Composite Index(6) and the Merrill Lynch 100 Technology Index(6) based on a $10,000 investment from 5/1/00 to 4/30/02.

Class C (5/1/00-4/30/02)

         Franklin      Nasdaq
        Technology    Composite     Merrill Lynch 100
Date       Fund       Index(6)      Technology Index(6)

5/1/00    $9,901      $10,000            $10,000
5/31/00   $9,307      $8,825             $8,639
6/30/00   $11,208     $10,315            $9,828
7/31/00   $10,901     $9,796             $9,149
8/31/00   $12,861     $10,940            $10,768
9/30/00   $11,931     $9,555             $9,458
10/31/00  $10,584     $8,769             $8,464
11/30/00  $7,446      $6,765             $6,079
12/31/00  $7,416      $6,439             $5,744
1/31/01   $8,465      $7,228             $6,733
2/28/01   $6,129      $5,612             $4,785
3/31/01   $5,089      $4,803             $4,022
4/30/01   $6,297      $5,527             $4,913
5/31/01   $6,050      $5,512             $4,624
6/30/01   $6,020      $5,646             $4,643
7/31/01   $5,515      $5,299             $4,221
8/31/01   $4,693      $4,725             $3,704
9/30/01   $3,505      $3,947             $2,744
10/31/01  $4,267      $4,453             $3,263
11/30/01  $5,000      $5,089             $3,881
12/31/01  $5,149      $5,143             $3,874
1/31/02   $5,020      $5,102             $3,896
2/28/02   $4,406      $4,570             $3,367
3/31/02   $4,861      $4,873             $3,758
4/30/02   $4,257      $4,460             $3,300



AVERAGE ANNUAL TOTAL RETURN

CLASS C                       4/30/02
_____________________________________
1-Year                        -33.69%

Since Inception (5/1/00)      -34.79%



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                 4/30/02
_____________________________________
1-Year                        -31.62%

Since Inception (5/1/00)      -33.78%




                                [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Technology Fund - Advisor Class to that of the Nasdaq Composite Index(6) and the Merrill Lynch 100 Technology Index(6) based on a $10,000 investment from 5/1/00 to 4/30/02.

Advisor Class (5/1/00-4/30/02)

         Franklin      Nasdaq
        Technology    Composite     Merrill Lynch 100
Date       Fund       Index(6)      Technology Index(6)

5/1/00    $10,000     $10,000            $10,000
5/31/00   $9,410      $8,825             $8,639
6/30/00   $11,340     $10,315            $9,828
7/31/00   $11,060     $9,796             $9,149
8/31/00   $13,050     $10,940            $10,768
9/30/00   $12,110     $9,555             $9,458
10/31/00  $10,760     $8,769             $8,464
11/30/00  $7,570      $6,765             $6,079
12/31/00  $7,540      $6,439             $5,744
1/31/01   $8,620      $7,228             $6,733
2/28/01   $6,250      $5,612             $4,785
3/31/01   $5,190      $4,803             $4,022
4/30/01   $6,420      $5,527             $4,913
5/31/01   $6,180      $5,512             $4,624
6/30/01   $6,150      $5,646             $4,643
7/31/01   $5,640      $5,299             $4,221
8/31/01   $4,810      $4,725             $3,704
9/30/01   $3,600      $3,947             $2,744
10/31/01  $4,380      $4,453             $3,263
11/30/01  $5,130      $5,089             $3,881
12/31/01  $5,290      $5,143             $3,874
1/31/02   $5,160      $5,102             $3,896
2/28/02   $4,530      $4,570             $3,367
3/31/02   $5,010      $4,873             $3,758
4/30/02   $4,390      $4,460             $3,300




6. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98.



Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                                               YEAR ENDED APRIL 30,
                                                             _____________________________________________________________
                                                                  2002         2001        2000        1999     1998(C)
                                                             _____________________________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................     $57.78       $60.44      $23.41      $26.89      $25.00
                                                             -------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ...................................       (.53)        (.39)       (.23)       (.10)       (.05)
 Net realized and unrealized gains (losses) ...............     (14.53)       (2.08)      37.32       (2.96)       1.99
                                                             -------------------------------------------------------------
Total from investment operations ..........................     (15.06)       (2.47)      37.09       (3.06)       1.94
                                                             -------------------------------------------------------------
Less distributions from net realized gains ................         --         (.19)       (.06)       (.42)       (.05)
                                                             -------------------------------------------------------------
Net asset value, end of year ..............................     $42.72       $57.78      $60.44      $23.41      $26.89
                                                             =============================================================
Total return(b) ...........................................   (26.06)%      (4.14)%     158.78%    (11.46)%       7.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $702,189   $1,010,844    $918,473     $69,450     $73,546
Ratios to average net assets:
 Expenses .................................................      1.29%        1.09%       1.13%       1.52%       1.50%(d)
 Expenses excluding waiver and payments by affiliate ......      1.29%        1.09%       1.13%       1.52%       1.61%(d)
 Net investment loss ......................................     (.99)%       (.54)%      (.40)%      (.40)%      (.44)%(d)
Portfolio turnover rate ...................................     53.85%       46.82%      40.87%      97.62%      75.50%




(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period September 15, 1997 (effective date) to April 30, 1998.
(d) Annualized




                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002

      FRANKLIN BIOTECHNOLOGY DISCOVERY FUND           SHARES         VALUE
______________________________________________________________________________
      COMMON STOCKS 90.0%
      BIOTECHNOLOGY 77.2%
(a)   Abgenix Inc. ..............................     655,000   $  9,242,050
(a)   Affymetrix Inc. ...........................     548,600     13,917,982
(a)   Alkermes Inc. .............................     768,200     15,471,548
(a)   Amgen Inc. ................................   1,339,300     70,822,184
(a)   Biogen Inc. ...............................     392,200     17,048,934
(a)   Biomarin Pharmaceutical Inc. ..............      58,900        355,167
(a)   Celgene Corp. .............................     180,000      3,560,400
(a)   Cephalon Inc. .............................     120,000      7,036,800
(a)   Chiron Corp. ..............................     604,000     24,443,880
(a)   Cubist Pharmaceuticals Inc. ...............     625,400      8,743,092
(a)   CuraGen Corp. .............................     434,900      3,753,187
(a)   Enzon Inc. ................................     456,000     16,981,440
(a)   Exelixis Inc. .............................     430,900      4,265,910
(a)   Genentech Inc. ............................     650,000     23,075,000
(a,c) Genta Inc. (P.I.P.E.S.) ...................     472,500      6,348,983
(a)   Genta Inc. ................................     611,000      8,210,007
(a)   Genzyme Corp-General Division .............     508,500     20,817,990
(a)   Gilead Sciences Inc. ......................     735,600     22,891,872
(a)   Human Genome Sciences Inc. ................     213,000      3,352,620
(a)   IDEC Pharmaceuticals Corp. ................     442,100     24,293,395
(a)   ILEX Oncology Inc. ........................      87,200      1,429,208
(a)   Immunex Corp. .............................     650,000     17,641,000
(a)   Immunomedics Inc. .........................     107,500      1,414,700
(a)   Intermune Inc. ............................     423,200     11,320,600
(a)   Invitrogen Corp. ..........................     406,500     14,097,420
(a,c) Kosan Biosciences Inc.(Restricted) ........   1,161,291      9,290,328
(a)   Kosan Biosciences Inc. ....................       6,000         48,000
(a)   MedImmune Inc. ............................   1,558,617     52,057,808
(a)   Millennium Pharmaceuticals Inc. ...........   1,173,729     23,427,631
(a)   Neose Technologies Inc. ...................     207,200      4,968,656
(a)   Neurocrine Biosciences Inc. ...............     205,300      6,752,317
(a)   NPS Pharmaceuticals Inc. ..................     456,900     13,620,189
(a)   OSI Pharmaceuticals Inc. ..................     459,900     14,703,003
(a)   Rigel Pharmaceuticals Inc. ................     800,000      3,728,000
      Serono SA, B (Switzerland) ................      27,530     21,071,045
(a)   Telik Inc. ................................     446,200      4,640,480
(a)   Titan Pharmaceuticals Inc. ................     251,700      1,573,125
(a)   Transkaryotic Therapies Inc. ..............      97,400      3,882,364
(a)   Trimeris Inc. .............................     228,400     10,951,780
(a)   Vertex Pharmaceuticals Inc. ...............     382,600      8,137,902
(a)   Visible Genetics Inc. (Canada) ............     543,285      3,602,523
(a)   Xoma Ltd. .................................   1,470,300      5,484,219
(a)   Zymogenetics Inc. .........................     330,800      3,870,360
                                                                ------------
                                                                 542,345,099
                                                                ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


      FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                         SHARES        VALUE
____________________________________________________________________________________________________________
      COMMON STOCKS (CONT.)
(a)   ELECTRONIC EQUIPMENT/INSTRUMENTS 2.8%
      Caliper Technologies Corp. ...........................................        270,000    $ 2,843,073
      Waters Corp. .........................................................        633,400     17,070,130
                                                                                               -----------
                                                                                                19,913,203
                                                                                               -----------
      GENERIC PHARMACEUTICALS 2.4%
      ICN Pharmaceuticals Inc. .............................................        597,000     16,513,020
                                                                                               -----------
(a)   MEDICAL SPECIALTIES 3.3%
      Cerus Corp. ..........................................................        326,600     16,725,186
      Molecular Devices Corp. ..............................................        134,400      2,399,040
      Varian Medical Systems Inc. ..........................................        100,000      4,335,000
                                                                                               -----------
                                                                                                23,459,226
                                                                                               -----------
(a)   OTHER PHARMACEUTICALS 4.3%
      Biomarin Pharmaceutical Inc. .........................................        634,921      3,828,574
      Biomarin Pharmaceutical Inc., wts., 5/16/04 ..........................         95,238             --
      Cell Therapeutics Inc. ...............................................        426,400      5,295,888
      Esperion Therapeutics Inc. ...........................................        375,679      1,885,533
      Inspire Pharmaceuticals Inc. .........................................        435,200      1,357,824
      King Pharmaceuticals Inc. ............................................        260,800      8,173,470
      Salix Pharmaceuticals Ltd. (Canada) ..................................        338,700      5,019,195
      Versicor Inc. ........................................................        397,600      4,981,928
                                                                                               -----------
                                                                                                30,542,412
                                                                                               -----------
      TOTAL COMMON STOCKS (COST $741,708,926) ..............................                   632,772,960
                                                                                               -----------
(a,c) PREFERRED STOCKS (COST $10,000,002) 1.3%
      Fibrogen Inc., E, pfd. ...............................................      2,227,172      8,864,145
                                                                                               -----------

                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                ___________
      BONDS (COST $5,600,000) .8%
      Intermune Inc., cvt., 5.75%, 7/15/06 .................................    $ 5,600,000      5,442,500
                                                                                               -----------

                                                                                   SHARES
                                                                                ___________
      SHORT TERM INVESTMENTS 17.2%
(b)   MONEY FUND (COST $54,598,647) 7.8%
      Franklin Institutional Fiduciary Trust Money Market Portfolio ........     54,598,647     54,598,647
                                                                                               -----------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $811,907,575) ...                   701,678,252
                                                                                               -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                                           PRINCIPAL
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                                     AMOUNT        VALUE
___________________________________________________________________________________________________________________________________
(d,e) REPURCHASE AGREEMENTS 9.4%
      Barclays Capital Markets, 1.93%, 5/01/02 (Maturity Value $12,759,368) ............................  $12,758,684 $ 12,758,684
       Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities

      Bear, Stearns & Co., Inc., 1.93%, 5/01/02 (Maturity Value $12,001,286) ...........................   12,000,643   12,000,643
       Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities

      Goldman Sachs & Co., 1.93%, 5/01/02 (Maturity Value $11,243,206) .................................   11,242,603   11,242,603
       Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities

      Morgan Stanley & Co. Inc., 1.93%, 5/01/02 (Maturity Value $13,001,394) ...........................   13,000,697   13,000,697
       Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities

      Salomon Smith Barney, 1.91%, 5/01/02 (Maturity Value $3,614,384) .................................    3,614,192    3,614,192
       Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities

      UBS Warburg LLC, 1.93%, 5/01/02 (Maturity Value $13,388,436) .....................................   13,387,718   13,387,718
                                                                                                                      ------------
       Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities
      TOTAL REPURCHASE AGREEMENTS (COST $66,004,537) ...................................................                66,004,537
                                                                                                                      ------------
      TOTAL INVESTMENTS (COST $877,912,112) 109.3% .....................................................               767,682,789
      OTHER ASSETS, LESS LIABILITIES (9.3)% ............................................................               (65,493,456)
                                                                                                                      ------------
      TOTAL NET ASSETS 100.0% ..........................................................................              $702,189,333
                                                                                                                      ============






(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c) See Note 6 regarding restricted securities.
(d) See Note 1(e) regarding securities lending.
(e) At April 30, 2002, all repurchase agreements held by the Fund had been entered into on that date.




                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                                     CLASS A
                                                           ________________________________________________________
                                                                              YEAR ENDED APRIL 30,
                                                           ________________________________________________________
                                                              2002        2001       2000       1999       1998
                                                           ________________________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $10.70      $19.98     $16.97     $17.36     $14.46
                                                           --------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .....................         (.01)         --        .13        .27        .33
 Net realized and unrealized gains (losses) ..........        (3.84)      (7.56)      6.20        .31       4.69
                                                           --------------------------------------------------------
Total from investment operations .....................        (3.85)      (7.56)      6.33        .58       5.02
                                                           --------------------------------------------------------
Less distributions from:
 Net investment income ...............................           --        (.04)      (.35)      (.19)      (.37)
 Net realized gains ..................................           --       (1.68)     (2.97)      (.78)     (1.75)
                                                           --------------------------------------------------------
Total distributions ..................................           --       (1.72)     (3.32)      (.97)     (2.12)
                                                           --------------------------------------------------------
Net asset value, end of year .........................       $ 6.85      $10.70     $19.98     $16.97     $17.36
                                                           ========================================================
Total return(b) ......................................     (35.98)%    (39.49)%     38.93%      4.02%     37.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $80,581    $159,050   $291,103   $199,824   $226,594
Ratios to average net assets:
 Expenses                                                     1.27%       1.01%       .99%      1.05%      1.03%
 Net investment income (loss)                                (.13)%        .02%       .64%      1.55%      2.02%
Portfolio turnover rate                                      81.70%     124.61%    132.25%     68.50%     45.51%





(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                        CLASS B
                                                                     ________________________________________
                                                                                YEAR ENDED APRIL 30,
                                                                     ________________________________________
                                                                         2002       2001      2000    1999(C)
                                                                     ________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................           $10.50     $19.80    $16.92    $15.84
                                                                     ----------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...........................             (.07)      (.11)     (.08)      .02
 Net realized and unrealized gains (losses) ................            (3.76)     (7.47)     6.25      1.06
                                                                     ----------------------------------------
Total from investment operations ...........................            (3.83)     (7.58)     6.17      1.08
                                                                     ----------------------------------------
Less distributions from:
 Net investment income .....................................               --       (.04)     (.32)       --
 Net realized gains ........................................               --      (1.68)    (2.97)       --
                                                                     ----------------------------------------
Total distributions ........................................               --      (1.72)    (3.29)       --
                                                                     ----------------------------------------
Net asset value, end of year ...............................           $ 6.67     $10.50    $19.80    $16.92
                                                                     ========================================
Total return(b) ............................................         (36.48)%   (39.94)%    37.98%     6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................           $3,675     $6,106    $4,338       $79
Ratios to average net assets:
 Expenses ..................................................            2.01%      1.77%     1.74%     1.80%(d)
 Net investment income (loss) ..............................           (.87)%     (.73)%    (.38)%      .83%(d)
Portfolio turnover rate ....................................           81.70%    124.61%   132.25%    68.50%





(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 1999 (effective date) to April 30, 1999.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                   CLASS C
                                                          ____________________________________________________
                                                                             YEAR ENDED APRIL 30,
                                                          ____________________________________________________
                                                               2002      2001       2000      1999      1998
                                                          ____________________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $10.53    $19.79     $16.85    $17.25    $14.37
                                                          ----------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .....................         (.07)     (.11)      (.03)      .14       .24
 Net realized and unrealized gains (losses) ..........        (3.77)    (7.47)      6.16       .32      4.66
                                                          ----------------------------------------------------
Total from investment operations .....................        (3.84)    (7.58)      6.13       .46      4.90
                                                          ----------------------------------------------------
Less distributions from:
 Net investment income ...............................           --        --       (.22)     (.08)     (.27)
 Net realized gains ..................................           --     (1.68)     (2.97)     (.78)    (1.75)
                                                          ----------------------------------------------------
Total distributions ..................................           --     (1.68)     (3.19)     (.86)    (2.02)
                                                          ----------------------------------------------------
Net asset value, end of year .........................       $ 6.69    $10.53     $19.79    $16.85    $17.25
                                                          ====================================================
Total return(b) ......................................     (36.47)%  (39.93)%     37.93%     3.19%    36.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................      $10,563   $20,939    $33,216   $16,807   $16,324
Ratios to average net assets:
 Expenses ............................................        2.01%     1.76%      1.74%     1.80%     1.78%
 Net investment income (loss) ........................       (.87)%    (.73)%     (.14)%      .81%     1.29%
Portfolio turnover rate ..............................       81.70%   124.61%    132.25%    68.50%    45.51%






(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.




                       See notes to financial statements.
                                                                              51

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002



    FRANKLIN GLOBAL COMMUNICATIONS FUND                                   COUNTRY        SHARES       VALUE
________________________________________________________________________________________________________________
    COMMON STOCKS 88.2%
    AEROSPACE & DEFENSE .6%
    General Dynamics Corp. ......................................        United States     5,600   $  543,704
                                                                                                   -----------
(a) BROADCASTING 3.3%
    Clear Channel Communications Inc. ...........................        United States    45,400     2,131,530
    Television Francaise 1 ......................................           France        35,200     1,002,316
                                                                                                   -----------
                                                                                                     3,133,846
                                                                                                   -----------
(a) CABLE/SATELLITE TV 1.8%
    Comcast Corp., A ............................................        United States    65,400     1,749,450
                                                                                                   -----------
    COMMERCIAL PRINTING/FORMS 1.8%
    R.R. Donnelley & Sons Co. ...................................        United States    54,200     1,732,232
                                                                                                   -----------
(a) COMPUTER PERIPHERALS 2.6%
    Lexmark International Inc. ..................................        United States    41,600     2,486,848
                                                                                                   -----------
    COMPUTER PROCESSING HARDWARE 3.0%
    Hewlett-Packard Co. .........................................        United States    90,500     1,547,550
    International Business Machines Corp. .......................        United States    15,600     1,306,656
                                                                                                   -----------
                                                                                                     2,854,206
                                                                                                   -----------
    DATA PROCESSING SERVICES 4.1%
    Automatic Data Processing Inc. ..............................        United States    29,800     1,515,032
(a) Concord EFS Inc. ............................................        United States    35,600     1,125,811
    First Data Corp. ............................................        United States    16,100     1,279,789
                                                                                                   -----------
                                                                                                     3,920,632
                                                                                                   -----------
(a) ELECTRONIC EQUIPMENT/INSTRUMENTS 2.1%
    Tektronix Inc. ..............................................        United States    88,800     1,953,600
                                                                                                   -----------
    ELECTRONICS/APPLIANCE STORES 1.1%
    Radioshack Corp. ............................................        United States    32,000       998,400
                                                                                                   -----------
    FINANCIAL PUBLISHING/SERVICES 3.5%
    Reuters Group PLC, ADR ......................................       United Kingdom    35,200     1,480,864
    The McGraw-Hill Cos. Inc. ...................................        United States    28,400     1,817,316
                                                                                                   -----------
                                                                                                     3,298,180
                                                                                                   -----------
(a) INTERNET SOFTWARE/SERVICES .5%
    Check Point Software Technologies Ltd. ......................           Israel        23,400       424,710
                                                                                                   -----------
    MAJOR TELECOMMUNICATIONS 29.4%
(a) Alaska Communications Systems Holdings Inc. .................        United States    51,400       328,960
    Alltel Corp. ................................................        United States    59,300     2,935,350
    AT&T Corp. ..................................................        United States   223,400     2,931,008
    BellSouth Corp. .............................................        United States   144,500     4,385,575
(a) Portugal Telecom SGPS SA, ADR ...............................          Portugal      458,862     3,326,750
    SBC Communications Inc. .....................................        United States   145,800     4,528,548
    Sprint Corp. (FON Group) ....................................        United States   187,700     2,975,045
(a) Telefonica SA, ADR ..........................................            Spain        64,608     2,087,494
    Telefonos de Mexico SA de CV (TELMEX), L, ADR ...............           Mexico        65,800     2,489,872
    Verizon Communications Inc. .................................        United States    47,900     1,921,269
                                                                                                   -----------
                                                                                                    27,909,871
                                                                                                   -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



    FRANKLIN GLOBAL COMMUNICATIONS FUND                                   COUNTRY        SHARES         VALUE
__________________________________________________________________________________________________________________
      COMMON STOCKS (CONT.)
(a)   MEDIA CONGLOMERATES .8%
      AOL Time Warner Inc. ......................................          United States    39,500   $   751,290
                                                                                                     -----------
(a)   MISCELLANEOUS COMMERCIAL SERVICES 2.0%
      Convergys Corp. ...........................................          United States    68,700     1,900,929
                                                                                                     -----------
      PACKAGED SOFTWARE 3.8%
      Adobe Systems Inc. ........................................          United States    54,900     2,193,804
(a)   Microsoft Corp. ...........................................          United States    27,600     1,442,376
                                                                                                     -----------
                                                                                                       3,636,180
                                                                                                     -----------
      PUBLISHING: NEWSPAPERS 6.3%
      Gannett Co. Inc. ..........................................          United States    26,400     1,935,120
      Knight-Ridder Inc. ........................................          United States    27,600     1,849,200
      The New York Times Co., A .................................          United States    46,600     2,169,695
                                                                                                     -----------
                                                                                                       5,954,015
                                                                                                     -----------
(a)   SEMICONDUCTORS 7.7%
      Agere Systems Inc., A .....................................          United States   520,600     2,207,344
      Altera Corp. ..............................................          United States    71,900     1,478,264
      Applied Micro Circuits Corp. ..............................          United States   189,700     1,280,475
      Cirrus Logic Inc. .........................................          United States   107,300     1,303,695
      Vitesse Semiconductor Corp. ...............................          United States   176,600     1,056,068
                                                                                                     -----------
                                                                                                       7,325,846
                                                                                                     -----------
      SPECIALTY TELECOMMUNICATIONS 3.3%
      CenturyTel Inc. ...........................................          United States   113,200     3,135,640
                                                                                                     -----------
      TELECOMMUNICATIONS EQUIPMENT 3.1%
(a)   ADC Telecommunications Inc. ...............................          United States   232,200       903,258
      Motorola Inc. .............................................          United States   103,100     1,587,740
      Nokia Corp., ADR ..........................................             Finland       26,400       429,264
                                                                                                     -----------
                                                                                                       2,920,262
                                                                                                     -----------
      WIRELESS COMMUNICATIONS 7.4%
(a)   AT&T Wireless Services Inc. ...............................          United States   203,424     1,820,645
(a)   Nextel Partners Inc., A ...................................          United States   106,500       542,085
(a)   U.S. Cellular Corp. .......................................          United States    50,400     1,990,800
      Vodafone Group PLC, ADR ...................................         United Kingdom   104,900     1,699,380
(a)   Western Wireless Corp., A .................................          United States   153,000       970,020
                                                                                                     -----------
                                                                                                       7,022,930
                                                                                                     -----------
      TOTAL COMMON STOCKS (COST $104,390,732) ...................                                     83,652,771
                                                                                                     -----------
      PREFERRED STOCKS .4%
(a,c) Kestrel Solutions, D, pfd. ................................          United States    95,932       112,240
      Lucent Technologies Inc., 144A, cvt. pfd. .................          United States       350       319,529
                                                                                                     -----------
      TOTAL PREFERRED STOCKS (COST $1,599,994) ..................                                        431,769
                                                                                                     -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



    FRANKLIN GLOBAL COMMUNICATIONS FUND                                   COUNTRY        SHARES         VALUE
__________________________________________________________________________________________________________________
(b) SHORT TERM INVESTMENTS (COST $10,579,961) 11.2%
    Franklin Institutional Fiduciary Trust Money Market Portfolio ...    United States   10,579,961  $10,579,961
                                                                                                     -----------
    TOTAL INVESTMENTS (COST $116,570,687) 99.8% .....................                                 94,664,501
    OTHER ASSETS, LESS LIABILITIES .2% ..............................                                    154,311
                                                                                                     -----------
    TOTAL NET ASSETS 100.0% .........................................                                $94,818,812
                                                                                                     ===========







(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c) See Note 6 regarding restricted securities.



                       See notes to financial statements.
54

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN GLOBAL HEALTH CARE FUND


                                                                                   CLASS A
                                                         _______________________________________________________
                                                                            YEAR ENDED APRIL 30,
                                                         _______________________________________________________
                                                               2002      2001       2000      1999      1998
                                                         _______________________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $23.29    $20.29     $13.88    $19.28    $16.11
                                                         -------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ..............................         (.15)     (.10)      (.12)     (.16)     (.14)
 Net realized and unrealized gains (losses) ..........        (2.30)     4.71       6.53     (5.23)     4.58
                                                         -------------------------------------------------------
Total from investment operations .....................        (2.45)     4.61       6.41     (5.39)     4.44
                                                         -------------------------------------------------------
Less distributions from:
 Net investment income ...............................           --      (.11)        --        --      (.09)
 Net realized gains ..................................         (.04)    (1.50)        --      (.01)    (1.18)
                                                         -------------------------------------------------------
Total distributions ..................................         (.04)    (1.61)        --      (.01)    (1.27)
                                                         -------------------------------------------------------
Net asset value, end of year .........................       $20.80    $23.29     $20.29    $13.88    $19.28
                                                         =======================================================
Total return(b) ......................................     (10.53)%    22.00%     46.18%  (27.95)%    28.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................     $110,062  $131,063    $90,563   $74,252  $176,545
Ratios to average net assets:
 Expenses ............................................        1.22%     1.17%      1.52%     1.34%     1.15%
 Net investment loss .................................       (.65)%    (.40)%     (.70)%    (.72)%    (.67)%
Portfolio turnover rate ..............................      120.47%   131.79%    123.48%    66.54%    66.84%







(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)


                                                                                       CLASS B
                                                                   ______________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                                   ______________________________________________
                                                                         2002       2001      2000       1999(C)
                                                                   ______________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................           $22.93     $20.09    $13.84      $16.97
                                                                   ----------------------------------------------
Income from investment operations:
 Net investment loss(a) ....................................             (.31)      (.29)     (.26)       (.03)
 Net realized and unrealized gains (losses) ................            (2.25)      4.67      6.51       (3.10)
                                                                   ----------------------------------------------
Total from investment operations ...........................            (2.56)      4.38      6.25       (3.13)
                                                                   ----------------------------------------------
Less distributions from:
 Net investment income .....................................               --       (.04)       --          --
 Net realized gains ........................................             (.04)     (1.50)       --          --
                                                                   ----------------------------------------------
Total distributions ........................................             (.04)     (1.54)       --          --
                                                                   ----------------------------------------------
Net asset value, end of year ...............................           $20.33     $22.93    $20.09      $13.84
                                                                   ==============================================
Total return(b) ............................................         (11.22)%     21.06%    45.16%    (18.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................          $13,021    $12,873    $3,037        $208
Ratios to average net assets:
 Expenses ..................................................            1.97%      1.92%     2.27%       1.84%(d)
 Net investment loss .......................................          (1.40)%    (1.17)%   (1.44)%     (1.22)%(d)
Portfolio turnover rate ....................................          120.47%    131.79%   123.48%      66.54%







(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 1999 (effective date) to April 30, 1999.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                   CLASS C
                                                         _______________________________________________________
                                                                            YEAR ENDED APRIL 30,
                                                         _______________________________________________________
                                                               2002      2001       2000      1999      1998
                                                         _______________________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $22.72    $19.89     $13.71    $19.17    $16.07
                                                         -------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ..............................         (.30)     (.28)      (.23)     (.29)     (.20)
 Net realized and unrealized gains (losses) ..........        (2.23)     4.61       6.41     (5.16)     4.48
                                                         -------------------------------------------------------
Total from investment operations .....................        (2.53)     4.33       6.18     (5.45)     4.28
                                                         -------------------------------------------------------
Less distributions from net realized gains ...........         (.04)    (1.50)        --      (.01)    (1.18)
                                                         -------------------------------------------------------
Net asset value, end of year .........................       $20.15    $22.72     $19.89    $13.71    $19.17
                                                         =======================================================
Total return(b) ......................................     (11.19)%    21.05%     45.08%  (28.42)%    27.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................      $28,538   $32,212    $20,398   $13,747   $25,321
Ratios to average net assets:
 Expenses ...........................................         1.96%     1.92%      2.27%     2.07%     1.90%
 Net investment loss .................................      (1.39)%   (1.15)%    (1.44)%   (1.45)%   (1.44)%
Portfolio turnover rate ..............................      120.47%   131.79%    123.48%    66.54%    66.84%







(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                       See notes to financial statements.
                                                                              57

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                         SHARES/
    FRANKLIN GLOBAL HEALTH CARE FUND                                        COUNTRY      WARRANTS      VALUE
__________________________________________________________________________________________________________________
    COMMON STOCKS AND WARRANTS 91.0%
    BIOTECHNOLOGY 26.9%
(a) Abgenix Inc. ................................................        United States    76,000   $ 1,072,360
(a) Alkermes Inc. ...............................................        United States    77,800     1,566,892
(a) Amgen Inc. ..................................................        United States   120,700     6,382,616
(a) Biomarin Pharmaceutical Inc. ................................        United States   152,100       917,163
(a) Cubist Pharmaceuticals Inc. .................................        United States   116,600     1,630,068
(a) Enzon Inc. ..................................................        United States    84,400     3,143,056
(a) Genentech Inc. ..............................................        United States   123,000     4,366,500
(a) Genta Inc. ..................................................        United States    92,100     1,237,548
(a) Intermune Inc. ..............................................        United States    92,900     2,485,075
(a) Kosan Biosciences Inc. ......................................        United States   208,100     1,664,800
(a) MedImmune Inc. ..............................................        United States    57,700     1,927,180
(a) Millennium Pharmaceuticals Inc. .............................        United States   136,105     2,716,656
(a) NPS Pharmaceuticals Inc. ....................................        United States    53,800     1,603,778
(a) Ortec International Inc. ....................................        United States   207,422       806,872
(a) OSI Pharmaceuticals Inc. ....................................        United States    46,300     1,480,211
    Serono SA, ADR ..............................................         Switzerland    160,500     3,185,925
(a) SICOR Inc. ..................................................        United States   104,100     1,844,652
(a) Telik Inc. ..................................................        United States    31,300       325,520
(a) Trimeris Inc. ...............................................        United States    18,900       906,255
(a) Visible Genetics Inc. .......................................           Canada       230,900     1,531,098
                                                                                                   -----------
                                                                                                    40,794,225
                                                                                                   -----------
    GENERIC PHARMACEUTICALS 3.1%
    ICN Pharmaceuticals Inc. ....................................        United States   167,800     4,641,348
                                                                                                   -----------
    HOSPITAL/NURSING MANAGEMENT 8.9%
    HCA Inc. ....................................................        United States    97,800     4,673,862
(a) Lifepoint Hospitals Inc. ....................................        United States    21,000       882,000
(a) Paracelsus Healthcare Corp. .................................        United States    43,365            --
(a) Tenet Healthcare Corp. ......................................        United States    39,500     2,898,115
(a) Triad Hospitals Inc. ........................................        United States   122,200     5,132,400
                                                                                                   -----------
                                                                                                    13,586,377
                                                                                                   -----------
    MAJOR PHARMACEUTICALS 17.7%
    AstraZeneca PLC, ADR ........................................       United Kingdom    62,000     2,886,100
    Bristol-Myers Squibb Co. ....................................        United States   102,000     2,937,600
    GlaxoSmithKline PLC, ADR ....................................       United Kingdom    34,200     1,643,310
    Pfizer Inc. .................................................        United States   198,700     7,222,745
    Pharmacia Corp. .............................................        United States   183,250     7,555,398
    Roche Holding AG ............................................         Switzerland     10,000       757,669
    Wyeth .......................................................        United States    67,700     3,858,900
                                                                                                   -----------
                                                                                                    26,861,722
                                                                                                   -----------
(a) MANAGED HEALTH CARE 3.4%
    Caremark RX Inc. ............................................        United States   236,600     5,086,900
                                                                                                   -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                             SHARES/
      FRANKLIN GLOBAL HEALTH CARE FUND                                      COUNTRY          WARRANTS      VALUE
______________________________________________________________________________________________________________________
(a)   COMMON STOCKS AND WARRANTS (CONT.)
      MEDICAL DISTRIBUTORS 7.3%
      AmerisourceBergen Corp. .........................................    United States      45,000  $  3,487,500
(a)   Andrx Group .....................................................    United States      96,400     4,359,208
      McKesson Corp. ..................................................    United States      79,200     3,198,888
                                                                                                      ------------
                                                                                                        11,045,596
                                                                                                      ------------
      MEDICAL SPECIALTIES 5.2%
      Baxter International Inc. .......................................    United States      54,600     3,106,740
(a)   Cerus Corp. .....................................................    United States      18,200       932,022
(a)   Cygnus Inc. .....................................................    United States      80,400       378,684
(a)   Integra LifeSciences Holdings Corp. .............................    United States      53,600     1,045,200
(a)   Thoratec Corp. ..................................................    United States     140,000     1,149,400
(a)   Varian Medical Systems Inc. .....................................    United States      28,200     1,222,470
                                                                                                      ------------
                                                                                                         7,834,516
                                                                                                      ------------
      OTHER PHARMACEUTICALS 13.8%
      Allergan Inc. ...................................................    United States      75,400     4,969,614
(a)   First Horizon Pharmaceutical Corp. ..............................    United States      99,800     2,598,792
      Galen Holdings PLC, ADR .........................................   United Kingdom      20,900       655,842
(a)   King Pharmaceuticals Inc. .......................................    United States     180,900     5,669,405
(a)   Salix Pharmaceuticals Ltd. ......................................       Canada         176,000     2,608,144
(a)   Shire Pharmaceuticals Group PLC, ADR ............................   United Kingdom     177,000     3,929,400
(a)   Versicor Inc. ...................................................    United States      43,600       546,308
                                                                                                      ------------
                                                                                                        20,977,505
                                                                                                      ------------
(a)   SERVICES TO THE HEALTH INDUSTRY 4.7%
      AdvancePCS ......................................................    United States     106,700     3,607,527
      Laboratory Corp. of America Holdings ............................    United States      24,700     2,450,240
      Per-Se Technologies Inc., wts., 7/08/03 .........................    United States       1,719           258
      Specialty Laboratories Inc. .....................................    United States     120,000     1,068,000
                                                                                                      ------------
                                                                                                         7,126,025
                                                                                                      ------------
      TOTAL COMMON STOCKS AND WARRANTS (COST $141,929,478) ............                                137,954,214
                                                                                                      ------------
(a,c) PREFERRED STOCKS (COST $1,500,004) .5%
      Masimo Corp., F, pfd. ...........................................    United States     136,364       750,002
                                                                                                      ------------
(b)   SHORT TERM INVESTMENTS (COST $12,276,047) 8.1%
      Franklin Institutional Fiduciary Trust Money Market Portfolio ...    United States  12,276,047    12,276,047
                                                                                                      ------------
      TOTAL INVESTMENTS (COST $155,705,529) 99.6% .....................                                150,980,263
      OTHER ASSETS, LESS LIABILITIES .4% ..............................                                    641,022
                                                                                                      ------------
      TOTAL NET ASSETS 100.0% .........................................                               $151,621,285
                                                                                                      ============






(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c) See Note 6 regarding restricted securities.



                       See notes to financial statements.
                                                                              59

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN NATURAL RESOURCES FUND


                                                                                        CLASS A
                                                              _______________________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                              _______________________________________________________
                                                                     2002      2001       2000      1999      1998
                                                              _______________________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................        $19.36    $15.74     $13.25    $15.46    $14.07
                                                               -------------------------------------------------------
Income from investment operations:
 Net investment income(a) .................................           .04       .12        .05       .12       .10
 Net realized and unrealized gains (losses) ...............         (2.08)     3.58       2.52     (2.21)     2.26
                                                               -------------------------------------------------------
Total from investment operations ..........................         (2.04)     3.70       2.57     (2.09)     2.36
                                                               -------------------------------------------------------
Less distributions from:
 Net investment income ....................................          (.08)     (.08)      (.08)     (.12)     (.09)
 Net realized gains .......................................          (.28)       --         --        --      (.88)
                                                               -------------------------------------------------------
Total distributions .......................................          (.36)     (.08)      (.08)     (.12)     (.97)
                                                               -------------------------------------------------------
Net asset value, end of year ..............................        $16.96    $19.36     $15.74    $13.25    $15.46
                                                               =======================================================
Total return(b) ...........................................      (10.12)%    23.55%     19.47%  (13.42)%    17.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................       $58,085   $58,721    $41,106   $44,014   $62,274
Ratios to average net assets:
 Expenses .................................................         1.21%     1.01%       .98%      .97%      .96%
 Expenses excluding waiver and payments by affiliate ......         1.31%     1.26%      1.43%     1.47%     1.31%
 Net investment income ....................................          .30%      .69%       .39%      .97%      .67%
Portfolio turnover rate ...................................       100.37%    54.42%     81.52%    74.03%    72.93%






(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN NATURAL RESOURCES FUND (CONT.)


                                                                                    ADVISOR CLASS
                                                              _______________________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                              _______________________________________________________
                                                                    2002      2001       2000      1999      1998
                                                              _______________________________________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................        $19.99    $16.24     $13.63    $15.48    $14.07
                                                              -------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................           .10       .19        .07       .19       .23
 Net realized and unrealized gains (losses) ..............         (2.14)     3.70       2.63     (1.85)     2.20
                                                              -------------------------------------------------------
Total from investment operations .........................         (2.04)     3.89       2.70     (1.66)     2.43
                                                              -------------------------------------------------------
Less distributions from:
 Net investment income ...................................          (.10)     (.14)      (.09)     (.19)     (.14)
 Net realized gains ......................................          (.28)       --         --        --      (.88)
                                                              -------------------------------------------------------
Total distributions ......................................          (.38)     (.14)      (.09)     (.19)    (1.02)
                                                              -------------------------------------------------------
Net asset value, end of year .............................        $17.57    $19.99     $16.24    $13.63    $15.48
                                                              =======================================================
Total return(b) ..........................................       (9.87)%    24.06%     19.91%  (10.48)%    18.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................       $13,683   $13,992     $8,791      $319      $892
Ratios to average net assets:
 Expenses ................................................          .86%      .66%       .65%      .65%      .64%
 Expenses excluding waiver and payments by affiliate .....          .96%      .91%      1.10%     1.15%     1.03%
 Net investment income ...................................          .63%     1.03%       .49%     1.29%     1.02%
Portfolio turnover rate ..................................       100.37%    54.42%     81.52%    74.03%    72.93%





(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return is not annualized for periods less than one year.



                       See notes to financial statements.
                                                                              61

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002

      FRANKLIN NATURAL RESOURCES FUND                                          COUNTRY      SHARES        VALUE
__________________________________________________________________________________________________________________
      COMMON STOCKS 96.6%
      ENERGY MINERALS 33.2%
      Anadarko Petroleum Corp. .......................................      United States    14,287   $   768,926
      Arch Coal Inc. .................................................      United States    34,000       754,800
      Cabot Oil & Gas Corp., A .......................................      United States    33,500       841,855
(a)   Chesapeake Energy Corp. ........................................      United States   204,600     1,749,330
      Conoco Inc. ....................................................      United States    36,097     1,012,521
      Devon Energy Corp. .............................................      United States    32,886     1,621,609
      EOG Resources Inc. .............................................      United States    17,100       727,605
      Exxon Mobil Corp. ..............................................      United States    68,016     2,732,203
(a)   Newfield Exploration Co. .......................................      United States    23,400       885,690
      Peabody Energy Corp. ...........................................      United States    54,000     1,459,620
(a)   Petroquest Energy Inc. .........................................      United States   238,300     1,618,057
(a)   Pioneer Natural Resources Co. ..................................      United States    55,300     1,326,647
(a,c) Premcor Inc. ...................................................      United States    71,100     2,008,575
      Shell Transport & Trading Co. PLC, N.Y. shs. ...................     United Kingdom    58,400     2,519,960
(a)   Spinnaker Exploration Co. ......................................      United States    23,800     1,019,830
(a)   Stone Energy Corp. .............................................      United States    11,325       480,180
(a)   Swift Energy Co. ...............................................      United States    51,200       971,264
      Talisman Energy Inc. ...........................................         Canada        16,600       710,148
      Unocal Corp. ...................................................      United States    17,000       632,230
                                                                                                      -----------
                                                                                                       23,841,050
                                                                                                      -----------
      INDUSTRIAL SERVICES 25.0%
(a)   Allied Waste Industries Inc. ...................................      United States   120,300     1,460,442
(a)   Atwood Oceanics Inc. ...........................................      United States    12,000       551,400
      Baker Hughes Inc. ..............................................      United States    24,800       934,464
(a)   Cal Dive International Inc. ....................................      United States    55,800     1,445,220
(a)   FMC Technologies Inc. ..........................................      United States    34,394       782,464
(a)   Global Industries Ltd. .........................................      United States    55,800       537,912
      GlobalSantaFe Corp. ............................................      United States    37,746     1,324,507
(a)   Grant Prideco Inc. .............................................      United States    41,700       667,200
(a)   Grey Wolf Inc. .................................................      United States   435,000     1,979,250
(a)   Gulf Island Fabrication Inc. ...................................      United States    22,000       405,900
(a)   Horizon Offshore Inc. ..........................................      United States    25,000       247,500
(a)   Hydril Co. .....................................................      United States    17,000       433,823
(a)   Nabors Industries Inc. .........................................      United States    17,000       774,350
(a)   Oil States International Inc. ..................................      United States    75,000       806,250
(a)   Parker Drilling Co. ............................................      United States   161,000       689,080
(a)   Superior Energy Services Inc. ..................................      United States    73,600       821,376
(a)   Trico Marine Services Inc. .....................................      United States   131,800     1,078,124
(a)   US Liquids Inc. ................................................      United States    37,900       113,700
(a)   Varco International Inc. .......................................      United States    37,255       763,355
(a)   Waste Connections Inc. .........................................      United States    31,800     1,122,540
(a)   Weatherford International Inc. .................................      United States    20,200     1,007,374
                                                                                                      -----------
                                                                                                       17,946,231
                                                                                                      -----------
      NON-ENERGY MINERALS 9.6%
      AK Steel Holding Corp. .........................................      United States    90,000     1,103,400
      Alcoa Inc. .....................................................      United States    18,000       612,540

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


    FRANKLIN NATURAL RESOURCES FUND                                             COUNTRY        SHARES         VALUE
__________________________________________________________________________________________________________________________
(a) COMMON STOCKS (CONT.)
    NON-ENERGY MINERALS (CONT.)
    AngloGold Ltd., ADR .................................................     South Africa      36,000   $   964,800
    Barrick Gold Corp. ..................................................        Canada         30,100       604,107
    Lafarge North America Inc. ..........................................     United States     22,700       993,805
(a) NS Group Inc. .......................................................     United States     68,000       677,960
(a) Stillwater Mining Co. ...............................................     United States     56,100       984,555
(a) Xstrata AG ..........................................................      Switzerland      71,000       970,533
                                                                                                         -----------
                                                                                                           6,911,700
                                                                                                         -----------
    PROCESS INDUSTRIES 28.3%
    Bowater Inc. ........................................................     United States     34,400     1,640,192
    Bunge Ltd. ..........................................................     United States     88,500     1,957,620
    Cabot Corp. .........................................................     United States     33,100       986,380
    Celanese AG .........................................................        Germany        32,300       731,595
    Dow Chemical Co. ....................................................     United States     70,100     2,229,180
(a) FMC Corp. ...........................................................     United States     20,000       774,000
    Lyondell Chemical Co. ...............................................     United States     81,300     1,201,614
(a) Methanex Corp. (US Traded) ..........................................        Canada          7,645        58,637
(a) Methanex Corp. (Canada Traded) ......................................        Canada        202,300     1,546,538
    Nova Chemicals Corp. ................................................        Canada         95,000     2,203,050
    Olin Corp. ..........................................................     United States     68,000     1,238,280
    Solutia Inc. ........................................................     United States    196,700     1,644,412
    Stora Enso OYJ, ADR .................................................        Finland       147,100     1,851,989
    Temple-Inland Inc. ..................................................     United States     20,700     1,095,858
    Valspar Corp. .......................................................     United States     24,200     1,114,410
                                                                                                         -----------
                                                                                                          20,273,755
                                                                                                         -----------
(a) PRODUCER MANUFACTURING .5%
    McDermott International Inc. ........................................     United States     21,000       335,370
                                                                                                         -----------
    TOTAL COMMON STOCKS (COST $59,745,741)                                                                69,308,106
                                                                                                         -----------
    PREFERRED STOCKS (COST $686,750) 1.0%
    Aracruz Celulose SA, ADR, pfd. ......................................        Brazil         33,500       728,625
                                                                                                         -----------
(b) SHORT TERM INVESTMENTS (COST $1,494,459) 2.1%
    Franklin Institutional Fiduciary Trust Money Market Portfolio .......     United States  1,494,459     1,494,459
                                                                                                         -----------
    TOTAL INVESTMENTS (COST $61,926,950) 99.7% ..........................                                 71,531,190
    OTHER ASSETS, LESS LIABILITIES .3% ..................................                                    236,987
                                                                                                         -----------
    TOTAL NET ASSETS 100.0% .............................................                                $71,768,177
                                                                                                         ===========






(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                       See notes to financial statements.
                                                                              63

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN TECHNOLOGY FUND

                                                                                  CLASS A
                                                                       ___________________________
                                                                          YEAR ENDED APRIL 30,
                                                                       ___________________________
                                                                             2002         2001
                                                                       ___________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................            $6.41       $10.00
                                                                       ---------------------------
Income from investment operations:
 Net investment loss(a) ........................................             (.05)        (.08)
 Net realized and unrealized losses ............................            (1.99)       (3.51)
                                                                       ---------------------------
Total from investment operations ...............................            (2.04)       (3.59)
                                                                       ---------------------------
Net asset value, end of year ...................................            $4.37       $ 6.41
                                                                       ===========================
Total return(b) ................................................         (31.72)%     (36.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................          $26,246      $33,598
Ratios to average net assets:
 Expenses ......................................................            1.66%        1.40%
 Expenses excluding waiver and payments by affiliate ...........            1.69%        1.68%
 Net investment loss ...........................................          (1.01)%       (.88)%
Portfolio turnover rate ........................................          141.03%      198.78%






(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                                  CLASS B
                                                                       ___________________________
                                                                          YEAR ENDED APRIL 30,
                                                                       ___________________________
                                                                             2002          2001
                                                                       ___________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................            $6.37        $10.00
                                                                       ---------------------------
Income from investment operations:
 Net investment loss(a) ........................................             (.08)         (.13)
 Net realized and unrealized losses ............................            (1.97)        (3.50)
                                                                       ---------------------------
Total from investment operations ...............................            (2.05)        (3.63)
                                                                       ---------------------------
Net asset value, end of year ...................................            $4.32        $ 6.37
                                                                       ===========================
Total return(b) ................................................         (32.18)%      (36.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................           $4,189        $5,877
Ratios to average net assets:
 Expenses ......................................................            2.30%         2.03%
 Expenses excluding waiver and payments by affiliate ...........            2.33%         2.31%
 Net investment loss ...........................................          (1.62)%       (1.51)%
Portfolio turnover rate ........................................          141.03%       198.78%





(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)


                                                                                  CLASS C
                                                                       ___________________________
                                                                          YEAR ENDED APRIL 30,
                                                                       ___________________________
                                                                           2002          2001
                                                                       ___________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................          $6.36        $10.00
                                                                       ---------------------------
Income from investment operations:
 Net investment loss(a) ........................................           (.08)         (.13)
 Net realized and unrealized losses ............................          (1.98)        (3.51)
                                                                       ---------------------------
Total from investment operations ...............................          (2.06)        (3.64)
                                                                       ---------------------------
Net asset value, end of year ...................................          $4.30        $ 6.36
                                                                       ===========================
Total return(b) ................................................       (32.39)%      (36.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $10,169       $13,471
Ratios to average net assets:
 Expenses ......................................................          2.29%         2.04%
 Expenses excluding waiver and payments by affiliate ...........          2.32%         2.32%
 Net investment loss ...........................................        (1.64)%       (1.53)%
Portfolio turnover rate ........................................        141.03%       198.78%






(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                          CLASS R
                                                                      _________________
                                                                        PERIOD ENDED
                                                                      APRIL 30, 2002(C)
                                                                      _________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................         $5.33
                                                                      -----------------
Income from investment operations:
 Net investment loss(a) ...........................................          (.03)
 Net realized and unrealized losses ...............................          (.94)
                                                                      -----------------
Total from investment operations ..................................          (.97)
                                                                      -----------------
Net asset value, end of period ....................................         $4.36
                                                                      =================
Total return(b) ...................................................      (18.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................           $18
Ratios to average net assets:
 Expenses .........................................................         1.70%(d)
 Expenses excluding waiver and payments by affiliate ..............         1.73%(d)
 Net investment loss ..............................................       (1.83)%(d)
Portfolio turnover rate ...........................................       141.03%






(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 2, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)


                                                                             ADVISOR CLASS
                                                                       _________________________
                                                                          YEAR ENDED APRIL 30,
                                                                       _________________________
                                                                            2002        2001
                                                                       _________________________
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................        $6.43      $10.00
                                                                       -------------------------
Income from investment operations:
 Net investment loss(a) ...........................................         (.04)       (.05)
 Net realized and unrealized losses ...............................        (2.00)      (3.52)
                                                                       -------------------------
Total from investment operations ..................................        (2.04)      (3.57)
                                                                       -------------------------
Net asset value, end of year ......................................        $4.39      $ 6.43
                                                                       =========================
Total return(b) ...................................................     (31.62)%    (35.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................      $10,668     $11,911
Ratios to average net assets:
 Expenses .........................................................        1.31%       1.05%
 Expenses excluding waiver and payments by affiliate ..............        1.34%       1.33%
 Net investment loss ..............................................       (.67)%      (.55)%
Portfolio turnover rate ...........................................      141.03%     198.78%







(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002

                                                                                           SHARES/
    FRANKLIN TECHNOLOGY FUND                                                 COUNTRY       WARRANTS      VALUE
_________________________________________________________________________________________________________________
    COMMON STOCKS AND WARRANTS 93.9%
(a) COMMERCIAL SERVICES 3.9%
    Exult Inc. ........................................................   United States     99,000  $   864,270
    Intercept Inc. ....................................................   United States     16,000      486,080
    Sungard Data Systems Inc. .........................................   United States     21,500      639,840
                                                                                                    -----------
                                                                                                      1,990,190
                                                                                                    -----------
(a) CONSUMER SERVICES .5%
    eBay Inc. .........................................................   United States      5,000      265,500
                                                                                                    -----------
    ELECTRONIC TECHNOLOGY 52.8%
(a) Agere Systems Inc., A .............................................   United States    235,000      996,400
(a) Altera Corp. ......................................................   United States     40,000      822,400
(a) Applied Materials Inc. ............................................   United States     35,000      851,200
(a) Avocent Corp. .....................................................   United States     35,000      875,000
(a) Celestica Inc. ....................................................      Canada         10,000      277,000
(a) CIENA Corp. .......................................................   United States     65,000      486,850
(a) Cirrus Logic Inc. .................................................   United States     50,000      607,500
(a) Cisco Systems Inc. ................................................   United States     48,000      703,200
(a) DDI Corp. .........................................................   United States    110,000      662,200
(a) Dell Computer Corp. ...............................................   United States     25,000      658,500
(a) DRS Technologies Inc. .............................................   United States     14,000      647,500
(a) Extreme Networks Inc. .............................................   United States     90,000      809,100
    Hewlett-Packard Co. ...............................................   United States     32,000      547,200
(a) Integrated Circuit Systems Inc. ...................................   United States     45,000      895,500
(a) Integrated Device Technology Inc. .................................   United States     27,000      757,080
    Intel Corp. .......................................................   United States     30,000      858,300
    International Business Machines Corp. .............................   United States      6,500      544,440
(a) Intersil Corp. ....................................................   United States     33,000      886,050
(a) KLA-Tencor Corp. ..................................................   United States     16,000      943,520
    Lexmark International Inc. ........................................   United States     15,000      896,700
    Linear Technology Corp. ...........................................   United States     25,000      971,500
(a) Logicvision Inc. ..................................................   United States     57,600      478,080
(a) Logitech International SA, ADR ....................................    Switzerland      13,000      592,930
(a) Micrel Inc. .......................................................   United States     35,000      768,250
(a) Micron Technology Inc. ............................................   United States     24,000      568,800
(a) Microtune Inc. ....................................................   United States     40,000      446,000
(a) Network Appliance Inc. ............................................   United States     80,000    1,396,000
    Nortel Networks Corp. .............................................      Canada        150,000      510,000
(a) PLX Technology Inc. ...............................................   United States     40,000      297,600
(a) QLogic Corp. ......................................................   United States     22,000    1,005,620
(a) QUALCOMM Inc. .....................................................   United States     12,000      361,920
(a) RF Micro Devices Inc. .............................................   United States     22,000      382,800
(a) Semtech Corp. .....................................................   United States     20,000      639,600
(a) Taiwan Semiconductor Manufacturing Co. Ltd., wts., 8/23/02 ........      Taiwan        326,600      823,180
(a) Tektronix Inc. ....................................................   United States     40,000      880,000
    Texas Instruments Inc. ............................................   United States     23,700      733,040
(a) ViaSat Inc. .......................................................   United States     73,700      783,431
(a) Xicor Inc. ........................................................   United States     70,000      700,000
                                                                                                    -----------
                                                                                                     27,064,391
                                                                                                    -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                           SHARES/
      FRANKLIN TECHNOLOGY FUND                                               COUNTRY       WARRANTS      VALUE
_________________________________________________________________________________________________________________
      COMMON STOCKS AND WARRANTS (CONT.)
(a)   HEALTH TECHNOLOGY 5.3%
      Amgen Inc. .....................................................     United States    13,800   $   729,744
      Cubist Pharmaceuticals Inc. ....................................     United States    37,000       517,260
      Cygnus Inc. ....................................................     United States    93,000       438,030
      MedImmune Inc. .................................................     United States    19,225       642,115
      Visible Genetics Inc. ..........................................        Canada        60,000       397,860
                                                                                                     -----------
                                                                                                       2,725,009
                                                                                                     -----------
(a)   PRODUCER MANUFACTURING 2.9%
      02Micro International Ltd. .....................................    Cayman Islands    50,000       815,000
      Varian Inc. ....................................................     United States    20,000       674,800
                                                                                                     -----------
                                                                                                       1,489,800
                                                                                                     -----------
      TECHNOLOGY SERVICES 28.5%
(a)   Accenture Ltd., A ..............................................        Bermuda       32,000       686,080
(a)   Actuate Corp. ..................................................     United States   100,000       565,000
(a)   Affiliated Computer Services Inc., A ...........................     United States    14,000       756,980
(a)   Amdocs Ltd. ....................................................     United States    36,000       782,280
(a)   Aspen Technology Inc. ..........................................     United States    37,800       512,190
(a)   Cadence Design Systems Inc. ....................................     United States    45,000       921,600
      Check Point Software Technologies Ltd. .........................        Israel        28,000       508,200
(a)   Concord EFS Inc. ...............................................     United States    25,000       790,598
      Electronic Data Systems Corp. ..................................     United States    20,000     1,085,200
(a)   Entrust Inc. ...................................................     United States   113,000       473,470
(a)   Inforte Corp. ..................................................     United States    69,102       821,623
(a)   Interwoven Inc. ................................................     United States    75,000       316,500
(a)   Intuit Inc. ....................................................     United States    14,000       548,520
(a)   Microsoft Corp. ................................................     United States    17,500       914,550
(a)   NetIQ Corp. ....................................................     United States    30,000       672,900
(a)   Oracle Corp. ...................................................     United States    55,000       552,200
(a)   Parametric Technology Corp. ....................................     United States    73,600       297,344
      Paychex Inc. ...................................................     United States    14,000       522,620
(a)   Precise Software Solutions Ltd. ................................        Israel        37,500       492,750
(a)   Quest Software Inc. ............................................     United States    46,000       598,000
(a)   Tier Technologies Inc., B ......................................     United States    65,000       978,250
(a)   VERITAS Software Corp. .........................................     United States    15,000       425,100
(a)   webMethods Inc. ................................................     United States    27,000       401,760
                                                                                                     -----------
                                                                                                      14,623,715
                                                                                                     -----------
      TOTAL COMMON STOCKS AND WARRANTS (COST $53,203,610) ............                                48,158,605
                                                                                                     -----------
(a,c) PREFERRED STOCKS (COST $190,255)
      Micro Photonix Integration Corp., C, pfd. ......................     United States    30,126            --
                                                                                                     -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                           SHARES/
    FRANKLIN TECHNOLOGY FUND                                                 COUNTRY       WARRANTS       VALUE
__________________________________________________________________________________________________________________
(b) SHORT TERM INVESTMENTS (COST $3,072,515) 6.0%
    Franklin Institutional Fiduciary Trust Money Market Portfolio ....    United States    3,072,515  $ 3,072,515
                                                                                                      -----------
    TOTAL INVESTMENTS (COST $56,466,380) 99.9% .......................                                 51,231,120
    OTHER ASSETS, LESS LIABILITIES .1% ...............................                                     58,737
                                                                                                      -----------
    TOTAL NET ASSETS 100.0% ..........................................                                $51,289,857
                                                                                                      ===========







(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c) See Note 6 regarding restricted securities.




                       See notes to financial statements.
                                                                              71

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002

                                                        FRANKLIN       FRANKLIN GLOBAL  FRANKLIN GLOBAL      FRANKLIN
                                                      BIOTECHNOLOGY    COMMUNICATIONS     HEALTH CARE    NATURAL RESOURCES
                                                     DISCOVERY FUND         FUND             FUND               FUND
                                                     _____________________________________________________________________
Assets:
 Investments in securities:
  Cost ..........................................    $  877,912,112     $116,570,687     $155,705,529       $61,926,950
                                                     =====================================================================
  Value .........................................       767,682,789       94,664,501      150,980,263        71,531,190
 Cash ...........................................                --           17,279               --                --
 Receivables:
  Investment securities sold ....................         7,998,141               --        1,881,806         2,037,394
  Capital shares sold ...........................         1,380,352          650,951          338,754           104,027
  Dividends and interest ........................           104,995          110,061           26,695            50,012
 Receivable from brokers (Note 1) ...............         4,127,398               --               --                --
                                                     ---------------------------------------------------------------------
     Total assets ...............................       781,293,675       95,442,792      153,227,518        73,722,623
                                                     ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............         8,236,461               --          930,898         1,706,843
  Capital shares redeemed .......................         3,470,313          369,997          371,255           136,760
  Affiliates ....................................         1,184,140          148,337          242,180            87,013
  Shareholders ..................................            98,517           90,366           43,795             9,640
 Collateral on securities loaned (Note 1) .......        66,004,537               --               --                --
 Other liabilities ..............................           110,374           15,280           18,105            14,190
                                                     ---------------------------------------------------------------------
     Total liabilities ..........................        79,104,342          623,980        1,606,233         1,954,446
                                                     ---------------------------------------------------------------------
      Net assets, at value ......................    $  702,189,333     $ 94,818,812     $151,621,285       $71,768,177
                                                     =====================================================================
Net assets consist of:
 Undistributed net investment income ............    $           --     $         --     $         --       $   226,229
 Net unrealized appreciation (depreciation) .....      (110,229,323)     (21,906,128)      (4,725,266)        9,602,301
 Accumulated net realized gain (loss) ...........      (291,657,890)    (104,838,811)       2,902,635        (5,622,711)
 Capital shares .................................     1,104,076,546      221,563,751      153,443,916        67,562,358
                                                     ---------------------------------------------------------------------
      Net assets, at value ......................    $  702,189,333     $ 94,818,812     $151,621,285       $71,768,177
                                                     =====================================================================




                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002


                                                                 FRANKLIN       FRANKLIN GLOBAL  FRANKLIN GLOBAL      FRANKLIN
                                                               BIOTECHNOLOGY    COMMUNICATIONS     HEALTH CARE    NATURAL RESOURCES
                                                              DISCOVERY FUND         FUND             FUND               FUND
                                                              _____________________________________________________________________
CLASS A:
 Net assets, at value ......................................   $ 702,189,333      $ 80,580,566     $110,062,310       $58,085,273
                                                              =====================================================================
 Shares outstanding ........................................     16,437,512        11,761,742        5,290,559         3,424,417
                                                              =====================================================================
 Net asset value per share(a) ..............................         $42.72             $6.85           $20.80            $16.96
                                                              =====================================================================
 Maximum offering price per share
 (net asset value per share / 94.25%) ......................         $45.33             $7.27           $22.07            $17.99
                                                              =====================================================================
CLASS B:
 Net assets, at value ......................................             --       $ 3,674,966     $ 13,021,011                --
                                                              =====================================================================
 Shares outstanding                                                      --           550,776          640,624                --
                                                              =====================================================================
 Net asset value and maximum offering price per share(a) ...             --             $6.67           $20.33                --
                                                              =====================================================================
CLASS C:
 Net assets, at value ......................................             --      $ 10,563,280     $ 28,537,964                --
                                                              =====================================================================
 Shares outstanding ........................................             --         1,578,544        1,416,608                --
                                                              =====================================================================
 Net asset value per share(a) ..............................             --             $6.69           $20.15                --
                                                              =====================================================================
 Maximum offering price per share
 (net asset value per share / 99%) .........................             --             $6.76           $20.35                --
                                                              =====================================================================
ADVISOR CLASS:
 Net assets, at value ......................................             --                --               --       $13,682,904
                                                              =====================================================================
 Shares outstanding ........................................             --                --               --           778,937
                                                              =====================================================================
 Net asset value and maximum offering price per share ......             --                --               --            $17.57
                                                              =====================================================================







(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charges.



                       See notes to financial statements.
                                                                              73

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002

                                                                FRANKLIN
                                                               TECHNOLOGY
                                                                  FUND
                                                             _____________
Assets:
 Investments in securities:
  Cost ................................................      $ 56,466,380
                                                             =============
  Value ...............................................        51,231,120
 Cash .................................................            39,633
 Receivables:
  Investment securities sold ..........................         1,045,562
  Capital shares sold .................................           119,859
  Dividends and interest ..............................             3,294
                                                             -------------
     Total assets .....................................        52,439,468
                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased .....................           939,972
  Capital shares redeemed .............................            99,489
  Affiliates ..........................................            89,147
  Shareholders ........................................             9,619
 Other liabilities ....................................            11,384
                                                             -------------
     Total liabilities ................................         1,149,611
                                                             -------------
      Net assets, at value ............................      $ 51,289,857
                                                             =============
Net assets consist of:
 Net unrealized depreciation ..........................      $ (5,235,260)
 Accumulated net realized loss ........................       (50,623,903)
 Capital shares .......................................       107,149,020
                                                             -------------
      Net assets, at value ............................      $ 51,289,857
                                                             =============






                       See notes to financial statements.
74

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002

                                                                                    FRANKLIN
                                                                                   TECHNOLOGY
                                                                                      FUND
                                                                                 _____________
CLASS A:
 Net assets, at value ......................................................     $ 26,245,600
                                                                                 =============
 Shares outstanding ........................................................        6,010,317
                                                                                 =============
 Net asset value per share(a) ..............................................            $4.37
                                                                                 =============
 Maximum offering price per share (net asset value per share / 94.25%) .....            $4.64
                                                                                 =============
CLASS B:
 Net assets, at value ......................................................     $  4,188,956
                                                                                 =============
 Shares outstanding ........................................................          970,658
                                                                                 =============
 Net asset value and maximum offering price per share(a) ...................            $4.32
                                                                                 =============
CLASS C:
 Net assets, at value ......................................................     $ 10,168,726
                                                                                 =============
 Shares outstanding ........................................................        2,362,301
                                                                                 =============
 Net asset value per share(a) ..............................................            $4.30
                                                                                 =============
 Maximum offering price per share (net asset value per share / 99%) ........            $4.34
                                                                                 =============
CLASS R:
 Net assets, at value ......................................................         $ 18,322
                                                                                 =============
 Shares outstanding ........................................................            4,204
                                                                                 =============
 Net asset value and maximum offering price per share(a) ...................            $4.36
                                                                                 =============
ADVISOR CLASS:
 Net assets, at value ......................................................     $ 10,668,253
                                                                                 =============
 Shares outstanding ........................................................        2,427,533
                                                                                 =============
 Net asset value and maximum offering price per share ......................            $4.39
                                                                                 =============







(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charges.



                       See notes to financial statements.
                                                                              75

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002

                                                              FRANKLIN      FRANKLIN GLOBAL   FRANKLIN GLOBAL       FRANKLIN
                                                           BIOTECHNOLOGY    COMMUNICATIONS      HEALTH CARE     NATURAL RESOURCES
                                                           DISCOVERY FUND        FUND              FUND               FUND
                                                           ______________________________________________________________________
Investment income:
 Dividends .............................................   $   2,187,070    $  1,355,240      $    881,932        $   961,333
 Interest ..............................................         568,229         185,615           108,994                 --
                                                           ----------------------------------------------------------------------
     Total investment income ...........................       2,755,299       1,540,855           990,926            961,333
                                                           ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..............................       4,157,644         742,241           954,609            383,159
 Administrative fees (Note 3) ..........................       1,192,302              --                --                 --
 Distribution fees (Note 3)
  Class A ..............................................       2,869,287         289,275           319,475            178,709
  Class B ..............................................              --          47,343           135,351                 --
  Class C ..............................................              --         147,226           313,430                 --
 Transfer agent fees (Note 3) ..........................       3,144,231         540,374           615,482            155,576
 Custodian fees ........................................          35,431           5,647             2,107              2,231
 Reports to shareholders ...............................         234,875          35,124            35,344             19,638
 Registration and filing fees ..........................         103,656          42,231            49,698             29,948
 Professional fees .....................................          60,523          13,978            16,345             23,923
 Trustees' fees and expenses ...........................           8,786           1,326             1,629                607
 Other .................................................          15,798              --                --                396
                                                           ----------------------------------------------------------------------
     Total expenses ....................................      11,822,533       1,864,765         2,443,470            794,187
     Expenses waived/paid by affiliate (Note 3) ........              --              --                --            (64,968)
                                                           ----------------------------------------------------------------------
      Net expenses .....................................      11,822,533       1,864,765         2,443,470            729,219
                                                           ----------------------------------------------------------------------
       Net investment income (loss) ....................      (9,067,234)       (323,910)       (1,452,544)           232,114
                                                           ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................    (159,474,033)    (63,377,048)        5,331,844         (5,559,909)
  Foreign currency transactions ........................         (11,748)        (76,859)          (15,905)            (1,249)
                                                           ----------------------------------------------------------------------
     Net realized gain (loss) ..........................    (159,485,781)    (63,453,907)        5,315,939         (5,561,158)
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................     (86,240,406)      2,427,814       (23,537,114)        (3,286,682)
  Translation of assets and liabilities denominated in
   foreign currencies ..................................              --              97            11,991             (1,939)
                                                           ----------------------------------------------------------------------
     Net unrealized appreciation (depreciation) ........     (86,240,406)      2,427,911       (23,525,123)        (3,288,621)
                                                           ----------------------------------------------------------------------
Net realized and unrealized loss .......................    (245,726,187)    (61,025,996)      (18,209,184)        (8,849,779)
                                                           ----------------------------------------------------------------------
Net decrease in net assets resulting from operations ...   $(254,793,421)   $(61,349,906)     $(19,661,728)       $(8,617,665)
                                                           ======================================================================





                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED APRIL 30, 2002

                                                                   FRANKLIN
                                                                  TECHNOLOGY
                                                                     FUND
                                                                 _____________
Investment income:
 Dividends ................................................      $    384,151
                                                                 -------------
Expenses:
 Management fees (Note 3) .................................           301,750
 Administrative fees (Note 3) .............................           113,680
 Distribution fees (Note 3)
  Class A .................................................           102,193
  Class B .................................................            48,074
  Class C .................................................           113,094
  Class R .................................................                21
 Transfer agent fees (Note 3) .............................           243,684
 Custodian fees ...........................................               607
 Reports to shareholders ..................................            14,843
 Registration and filing fees .............................            81,508
 Professional fees ........................................            18,326
 Trustees' fees and expenses ..............................               534
 Other ....................................................               317
                                                                 -------------
     Total expenses .......................................         1,038,631
     Expenses waived/paid affiliate (Note 3) ..............           (16,654)
                                                                 -------------
      Net Expenses ........................................         1,021,977
                                                                 -------------
       Net investment loss ................................          (637,826)
                                                                 -------------
Realized and unrealized gain (losses):
 Net realized loss from investments .......................       (24,611,448)
 Net unrealized appreciation on investments ...............         2,822,544
                                                                 -------------
Net realized and unrealized loss ..........................       (21,788,904)
                                                                 -------------
Net decrease in net assets resulting from operations ......      $(22,426,730)
                                                                 =============




                       See notes to financial statements.
                                                                              77

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001

                                                                FRANKLIN BIOTECHNOLOGY                   FRANKLIN GLOBAL
                                                                    DISCOVERY FUND                     COMMUNICATIONS FUND
                                                          ____________________________________________________________________
                                                                2002             2001                  2002           2001
                                                          ____________________________________________________________________
Increase (decrease) in net assets:
 Operations:
  Net investment loss .................................   $   (9,067,234)  $   (6,753,540)       $   (323,910)  $    (220,621)
  Net realized loss from investments and
   foreign currency transactions ......................     (159,485,781)    (124,857,423)        (63,453,907)    (41,503,513)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies ......      (86,240,406)       1,108,389           2,427,911     (91,703,626)
                                                          --------------------------------------------------------------------
     Net decrease in net assets resulting
      from operations .................................     (254,793,421)    (130,502,574)        (61,349,906)   (133,427,760)
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................               --               --                  --        (527,184)
   Class B ............................................               --               --                  --         (17,429)
  Net realized gains:
   Class A ............................................               --       (3,470,648)                 --     (23,908,347)
   Class B ............................................               --               --                  --        (803,487)
   Class C ............................................               --               --                  --      (3,203,428)
                                                          --------------------------------------------------------------------
 Total distributions to shareholders ..................               --       (3,470,648)                 --     (28,459,875)
 Capital share transactions: (Note 2)
   Class A ............................................      (53,860,926)     226,343,633         (26,132,044)      6,959,890
   Class B ............................................               --               --            (235,167)      6,246,763
   Class C ............................................               --               --          (3,558,722)      6,119,507
                                                          --------------------------------------------------------------------
 Total capital share transactions .....................      (53,860,926)     226,343,633         (29,925,933)     19,326,160
     Net increase (decrease) in net assets ............     (308,654,347)      92,370,411         (91,275,839)   (142,561,475)
Net assets (There is no undistributed net investment
 income at end of years):
  Beginning of year ...................................    1,010,843,680      918,473,269         186,094,651     328,656,126
                                                          --------------------------------------------------------------------
  End of year .........................................   $  702,189,333   $1,010,843,680        $ 94,818,812   $ 186,094,651
                                                          ====================================================================




                                        See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001



                                                                       FRANKLIN                              FRANKLIN
                                                                GLOBAL HEALTH CARE FUND               NATURAL RESOURCES FUND
                                                          ___________________________________________________________________
                                                                2002             2001                 2002           2001
                                                          ___________________________________________________________________
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss) .........................   $ (1,452,544)    $ (1,034,475)         $   232,114    $   465,732
 Net realized gain (loss) from investments and
  foreign currency transactions .......................      5,315,939       20,160,447           (5,561,158)     4,296,506
 Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities denominated in foreign currencies .......    (23,525,123)       3,920,799           (3,288,621)     7,982,876
                                                          -------------------------------------------------------------------
     Net increase (decrease) in net assets
      resulting from operations .......................    (19,661,728)      23,046,771           (8,617,665)    12,745,114
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................             --         (678,151)            (233,474)      (249,767)
   Class B ............................................             --          (15,918)                  --             --
   Advisor Class ......................................             --               --              (78,713)       (81,650)
  Net realized gains:
   Class A ............................................       (228,109)      (9,057,349)            (826,579)            --
   Class B ............................................        (25,174)        (658,343)                  --             --
   Class C ............................................        (58,614)      (1,930,638)                  --             --
   Advisor Class ......................................             --               --             (219,705)            --
                                                          -------------------------------------------------------------------
 Total distributions to shareholders ..................       (311,897)     (12,340,399)          (1,358,471)      (331,417)
 Capital share transactions: (Note 2)
   Class A ............................................     (6,428,696)      31,001,157            7,664,603      7,592,522
   Class B ............................................      1,804,381       10,436,713                   --             --
   Class C ............................................         71,799       10,004,358                   --             --
   Advisor Class ......................................             --               --            1,366,079      2,810,456
                                                          -------------------------------------------------------------------
 Total capital share transactions .....................     (4,552,516)      51,442,228            9,030,682     10,402,978
     Net increase (decrease) in net assets ............    (24,526,141)      62,148,600             (945,454)    22,816,675
Net assets:
 Beginning of year ....................................    176,147,426      113,998,826           72,713,631     49,896,956
                                                          -------------------------------------------------------------------
 End of year ..........................................   $151,621,285     $176,147,426          $71,768,177    $72,713,631
                                                          ===================================================================
Undistributed net investment income included
 in net assets:
     End of year ......................................   $         --     $         --          $   226,229    $   311,843
                                                          ===================================================================




                       See notes to financial statements.
                                                                              79

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001

                                                                                                FRANKLIN
                                                                                             TECHNOLOGY FUND
                                                                                      _____________________________
                                                                                           2002           2001
                                                                                      _____________________________
Increase (decrease) in net assets:
 Operations:
  Net investment loss ............................................................    $   (637,826)   $   (582,630)
  Net realized loss from investments .............................................     (24,611,448)    (26,011,669)
  Net unrealized appreciation (depreciation) on investments ......................       2,822,544      (8,057,804)
                                                                                      -----------------------------
     Net decrease in net assets resulting from operations ........................     (22,426,730)    (34,652,103)
 Capital share transactions: (Note 2)
  Class A ........................................................................       4,205,958      52,291,063
  Class B ........................................................................         319,187       9,411,317
  Class C ........................................................................       1,269,593      20,968,401
  Class R ........................................................................          22,140              --
  Advisor Class ..................................................................       3,042,561      16,838,470
                                                                                      -----------------------------
 Total capital share transactions ................................................       8,859,439      99,509,251
     Net increase (decrease) in net assets .......................................     (13,567,291)     64,857,148
Net assets (There is no undistributed net investment income at end of years):
 Beginning of year ...............................................................      64,857,148              --
                                                                                      -----------------------------
 End of year .....................................................................    $ 51,289,857    $ 64,857,148
                                                                                      =============================





                       See notes to financial statements.
80

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds are:


  CAPITAL GROWTH                           TOTAL RETURN
  ____________________________________________________________________________
  Franklin Biotechnology Discovery Fund    Franklin Global Communications Fund
  Franklin Global Health Care Fund         Franklin Natural Resources Fund
  Franklin Technology Fund


The following summarizes the Funds' significant accounting policies.


A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


D. SECURITIES SOLD SHORT

The Franklin Biotechnology Discovery Fund can engage in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. At April 30, 2002 the Franklin Biotechnology Fund had no open short sales.


E. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund bears the risk of loss with respect to the investment of the collateral.


F. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.


H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


I. REDEMPTION FEES

Effective September 17, 2001, the Franklin Biotechnology Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the fund and accounted for as additional paid in capital. As of April 30, 2002, the fund charged no redemption fees.



2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A                                  CLASS A & ADVISOR CLASS            CLASS A, CLASS B, & CLASS C
________________________________________________________________________________________________________________
Franklin Biotechnology Discovery    Fund Franklin Natural Resources Fund    Franklin Global Communications Fund
                                                                            Franklin Global Health Care Fund


CLASS A, CLASS B, CLASS C,
CLASS R, & ADVISOR CLASS
__________________________
Franklin Technology Fund


At April 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                        FRANKLIN BIOTECHNOLOGY           FRANKLIN GLOBAL              FRANKLIN GLOBAL
                                            DISCOVERY FUND             COMMUNICATIONS FUND            HEALTH CARE FUND
                                      ______________________________________________________________________________________
                                         SHARES       AMOUNT          SHARES        AMOUNT         SHARES         AMOUNT
                                      ______________________________________________________________________________________
CLASS A SHARES:
Year ended April 30, 2002
 Shares sold ......................    3,382,548  $ 181,357,097     6,020,504   $ 48,490,881      2,307,461   $  52,802,680
 Shares issued in reinvestment
  of distributions ................           --             --            --             --          9,181         208,329
 Shares redeemed ..................   (4,438,341)  (235,218,023)   (9,121,925)   (74,622,925)    (2,653,110)    (59,439,705)
                                      --------------------------------------------------------------------------------------
 Net decrease .....................   (1,055,793) $  (53,860,926)  (3,101,421)  $(26,132,044)      (336,468)  $  (6,428,696)
                                      ======================================================================================
Year ended April 30, 2001
 Shares sold ......................   10,875,012  $ 824,148,677     5,371,164   $ 78,700,165      7,863,660   $ 196,566,035
 Shares issued in reinvestment
  of distributions ................       40,417      2,931,473     1,654,136     21,835,997        345,880       8,861,450
 Shares redeemed ..................   (8,619,124)  (600,736,517)   (6,730,110)   (93,576,272)    (7,045,657)   (174,426,328)
                                      --------------------------------------------------------------------------------------
 Net increase .....................    2,296,305  $ 226,343,633       295,190   $  6,959,890      1,163,883   $  31,001,157
                                      ======================================================================================
CLASS B SHARES:
Year ended April 30, 2002
 Shares sold ....................................................      94,669   $    801,229        208,572   $   4,633,566
 Shares issued in reinvestment of distributions .................          --             --            980          21,765
 Shares redeemed ................................................    (125,474)    (1,036,396)      (130,368)     (2,850,950)
                                                                     -------------------------------------------------------
 Net increase (decrease) ........................................     (30,805)  $   (235,167)        79,184   $   1,804,381
                                                                     =======================================================
Year ended April 30, 2001
 Shares sold ....................................................     375,207   $  6,409,480        508,124   $  12,705,359
 Shares issued in reinvestment of distributions .................      52,680        684,313         23,366         590,711
 Shares redeemed ................................................     (65,341)      (847,030)      (121,258)     (2,859,357)
                                                                     -------------------------------------------------------
 Net increase ...................................................     362,546   $  6,246,763        410,232   $  10,436,713
                                                                     =======================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                             FRANKLIN GLOBAL               FRANKLIN GLOBAL
                                                           COMMUNICATIONS FUND            HEALTH CARE FUND
                                                        _______________________________________________________
                                                          SHARES        AMOUNT          SHARES        AMOUNT
                                                        _______________________________________________________
CLASS C SHARES:
Year ended April 30, 2002
 Shares sold ......................................      330,739   $  2,831,787        425,263    $  9,511,487
 Shares issued in reinvestment of distributions ...           --             --          2,394          52,768
 Shares redeemed ..................................     (740,632)    (6,390,509)      (428,559)     (9,492,456)
                                                        -------------------------------------------------------
 Net increase (decrease) ..........................     (409,893)  $ (3,558,722)          (902)   $     71,799
                                                        =======================================================
Year ended April 30, 2001
 Shares sold ......................................      957,395   $ 14,700,918      1,035,845    $ 25,684,138
 Shares issued in reinvestment of distributions ...      218,569      2,845,774         70,358       1,763,183
 Shares redeemed ..................................     (865,639)   (11,427,185)      (714,096)    (17,442,963)
                                                        -------------------------------------------------------
 Net increase .....................................      310,325   $  6,119,507        392,107    $ 10,004,358
                                                        =======================================================


                                                               FRANKLIN                      FRANKLIN
                                                        NATURAL RESOURCES FUND            TECHNOLOGY FUND
                                                        _______________________________________________________
                                                         SHARES        AMOUNT          SHARES        AMOUNT
                                                        _______________________________________________________
CLASS A SHARES:
Year ended April 30, 2002
 Shares sold ......................................    1,831,954   $ 30,428,508      4,775,596    $ 24,671,288
 Shares issued in reinvestment of distributions ...       65,521        944,807             --              --
 Shares redeemed ..................................   (1,506,166)   (23,708,712)    (4,009,506)    (20,465,330)
                                                      ---------------------------------------------------------
 Net increase .....................................      391,309   $  7,664,603        766,090    $  4,205,958
                                                      =========================================================
Year ended April 30, 2001
 Shares sold ......................................    3,274,194   $ 57,277,578      7,174,533    $ 68,741,873
 Shares issued in reinvestment of distributions ...       13,356        221,312             --              --
 Shares redeemed ..................................   (2,866,813)   (49,906,368)    (1,930,306)    (16,450,810)
                                                      ---------------------------------------------------------
 Net increase .....................................      420,737   $  7,592,522      5,244,227    $ 52,291,063
                                                      =========================================================
CLASS B SHARES:
Year ended April 30, 2002
 Shares sold ....................................................................      243,313    $  1,263,426
 Shares redeemed ................................................................     (194,806)       (944,239)
                                                                                     --------------------------
 Net increase ...................................................................       48,507    $    319,187
                                                                                     ==========================
Year ended April 30, 2001
 Shares sold ....................................................................    1,039,131    $ 10,327,019
 Shares redeemed ................................................................     (116,980)       (915,702)
                                                                                     --------------------------
 Net increase ...................................................................      922,151    $  9,411,317
                                                                                     ==========================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                               FRANKLIN                      FRANKLIN
                                                        NATURAL RESOURCES FUND            TECHNOLOGY FUND
                                                        ______________________________________________________
                                                         SHARES        AMOUNT          SHARES        AMOUNT
                                                        ______________________________________________________
CLASS C SHARES:
Year ended April 30, 2002
 Shares sold ...................................................................       915,944    $ 4,655,345
 Shares redeemed ...............................................................      (672,692)    (3,385,752)
                                                                                    --------------------------
 Net increase ..................................................................       243,252    $ 1,269,593
                                                                                    ==========================
Year ended April 30, 2001
 Shares sold ...................................................................     2,566,195    $24,183,528
 Shares redeemed ...............................................................      (447,146)    (3,215,127)
                                                                                    --------------------------
 Net increase ..................................................................     2,119,049    $20,968,401
                                                                                    ==========================
CLASS R SHARES:
Year ended April 30, 2002(a)
 Shares sold ...................................................................         4,229    $    22,255
 Shares redeemed ...............................................................           (25)          (115)
                                                                                    --------------------------
 Net increase                                                                            4,204    $    22,140
                                                                                    ==========================
ADVISOR CLASS SHARES:
Year ended April 30, 2002
 Shares sold .......................................     101,295    $ 1,765,157        728,789    $ 3,804,935
 Shares issued in reinvestment of distributions ....      19,843        295,853             --             --
 Shares redeemed ...................................     (42,164)      (694,931)      (154,571)      (762,374)
                                                        ------------------------------------------------------
 Net increase ......................................      78,974    $ 1,366,079        574,218    $ 3,042,561
                                                        ======================================================
Year ended April 30, 2001
 Shares sold .......................................     173,047    $ 3,070,474      2,059,975    $18,683,006
 Shares issued in reinvestment of distributions ....       4,699         80,311             --             --
 Shares redeemed ...................................     (19,179)      (340,329)      (206,660)    (1,844,536)
                                                        ------------------------------------------------------
 Net increase ......................................     158,567    $ 2,810,456      1,853,315    $16,838,470
                                                        ======================================================


(a) Effective date of Class R shares was January 2, 2002.




3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

All Funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
     _________________________________________________________________
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Technology Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
     _________________________________________________________________
         .550%    First $500 million
         .450%    Over $500 million, up to and including $1 billion
         .400%    Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
     _________________________________________________________________
         .150%    First $200 million
         .135%    Over $200 million, up to and including $700 million
         .100%    Over $700 million, up to and including $1.2 billion
         .075%    Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

The Franklin Technology Fund pays an administrative fee to FT Services based on an annual rate of .20% of the fund's average daily net assets.

Advisers agreed in advance to waive management fees and/or administrative fees for the Franklin Natural Resources Fund and the Franklin Technology Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fee paid by the Sweep Money Fund.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:


                       FRANKLIN     FRANKLIN GLOBAL    FRANKLIN         FRANKLIN        FRANKLIN
                     BIOTECHNOLOGY  COMMUNICATIONS   GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                    DISCOVERY FUND       FUND          CARE FUND          FUND            FUND
                    ______________________________________________________________________________
Class A ..........     .25%              .25%            .25%             .35%             .35%
Class B ..........       --             1.00%           1.00%               --            1.00%
Class C ..........       --             1.00%           1.00%               --            1.00%
Class R ..........       --                --              --               --             .50%

The Franklin Biotechnology Discovery Fund reimburses .25% to Distributors when the fund is closed and .35% when it is open to new investors.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:



                                                  FRANKLIN     FRANKLIN GLOBAL    FRANKLIN         FRANKLIN        FRANKLIN
                                                BIOTECHNOLOGY  COMMUNICATIONS   GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                                               DISCOVERY FUND       FUND          CARE FUND          FUND            FUND
                                               ______________________________________________________________________________
Net commissions received (paid) ..........         $517,648      $(31,842)      $(165,658)         $33,842         $(54,531)
Contingent deferred sales charges ........         $ 43,823      $ 20,604       $  51,376          $   324         $ 32,971

The Funds paid transfer agent fees of $4,700,011 of which $3,375,006 was paid to Investor Services.

At April 30, 2002, Advisers and/or investment companies managed by Advisers owned 18.15% of the Franklin Natural Resources Fund and 16.69% of the Franklin Technology Fund.


4. INCOME TAXES

At April 30, 2002, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:



                                                      FRANKLIN     FRANKLIN GLOBAL    FRANKLIN         FRANKLIN        FRANKLIN
                                                    BIOTECHNOLOGY  COMMUNICATIONS   GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                                                   DISCOVERY FUND       FUND          CARE FUND          FUND            FUND
                                                   ______________________________________________________________________________
Investments at cost ...........................     $ 881,853,576    $117,672,918     $156,543,737    $62,121,216   $ 58,664,450
                                                    =============================================================================
Unrealized appreciation .......................     $ 143,818,556    $  3,183,446     $ 17,038,419    $11,979,858   $  3,752,554
Unrealized depreciation .......................      (257,989,343)    (26,191,863)     (22,601,893)    (2,569,884)   (11,185,884)
                                                    -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ....     $(114,170,787)   $(23,008,417)    $ (5,563,474)   $ 9,409,974   $ (7,433,330)
                                                    =============================================================================
Undistributed ordinary income .................     $          --    $         --     $    757,463    $   226,229   $         --
Undistributed long term capital gain ..........                --              --        2,983,455             --             --
                                                    -----------------------------------------------------------------------------
Distributable earnings                                         --              --     $  3,740,918    $   226,229             --
                                                    -----------------------------------------------------------------------------

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

For the Funds, the tax characters of distributions paid during the year ended April 30, 2002, were substantially the same for financial statement and tax purposes.

At April 30, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:



                                                      FRANKLIN     FRANKLIN GLOBAL      FRANKLIN        FRANKLIN
                                                    BIOTECHNOLOGY  COMMUNICATIONS   NATURAL RESOURCES  TECHNOLOGY
                                                   DISCOVERY FUND       FUND              FUND            FUND
                                                   _______________________________________________________________
Capital loss carryovers expiring in:
 2009 ......................................        $         --     $ 2,272,567      $       --       $   385,516
 2010 ......................................         181,047,227      76,418,353       1,677,909        37,833,897
                                                    --------------------------------------------------------------
                                                    $181,047,227     $78,690,920      $1,677,909       $38,219,413
                                                    ==============================================================

At April 30, 2002, the Franklin Biotechnology Discovery Fund, the Franklin Global Communications Fund, the Franklin Natural Resources Fund, and the Franklin Technology Fund had deferred capital losses occurring subsequent to October 31, 2001 of $106,669,201, $24,993,391, $3,749,249, and $10,206,421,
respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

At April 30, 2002 the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund had deferred currency losses subsequent to October 31, 2001 of $52,269, $75, and $1,288, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Franklin Global Health Care Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2002 were as follows:



                                  FRANKLIN     FRANKLIN GLOBAL    FRANKLIN         FRANKLIN        FRANKLIN
                                BIOTECHNOLOGY  COMMUNICATIONS   GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                               DISCOVERY FUND       FUND          CARE FUND          FUND            FUND
                               ______________________________________________________________________________
Purchases ..................    $455,207,920    $100,362,342     $196,264,461     $68,319,532     $83,388,849
Sales ......................    $468,279,375    $122,130,823     $195,273,514     $58,741,841     $75,252,413

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At April 30, 2002, the Funds held restricted securities as follows:


                                                                      ACQUISITION
SHARES     ISSUER                                                        DATE         COST           VALUE
_____________________________________________________________________________________________________________
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
2,227,172  Fibrogen Inc., E, pfd. .................................  05/19/2000   $10,000,002    $ 8,864,145
  472,500  Genta Inc. (P.I.P.E.S.) ................................  11/27/2001     6,142,500      6,348,983
1,161,291  Kosan Biosciences Inc. (Restricted) ....................  03/24/2002    12,000,007      9,290,328
                                                                                                 -----------
Total Restricted Securities (3.5% of Net Assets) ..................                              $24,503,456
                                                                                                 ===========
FRANKLIN GLOBAL COMMUNICATIONS FUND
   95,932  Kestrel Solutions, D, pfd. (.1% of Net Assets) .........  01/21/2000   $ 1,249,994    $   112,240
                                                                                                 ===========
FRANKLIN GLOBAL HEALTH CARE FUND
  136,364  Masimo Corp., F, pfd., (.5% of Net Assets) .............  05/15/2000   $ 1,500,004    $   750,002
                                                                                                 ===========
FRANKLIN TECHNOLOGY FUND
   30,126  Micro Photonix Integration Corp., C, pfd. ..............  06/26/2000     $ 190,255    $        --
                                                                                                 ===========



7. SECURITIES LENDING

At April 30, 2002, the Franklin Biotechnology Discovery Fund loaned securities with a value of $64,601,056 and received net interest income of $180,917 from the investment of cash collateral.

FRANKLIN STRATEGIC SERIES
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 30, 2002

FRANKLIN STRATEGIC SERIES
Tax Designation


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Franklin Global Health Care Fund hereby designates $3,837,347 as a capital gain dividend for the fiscal year ended April 30, 2002.

Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Natural Resources Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2002.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

                                                        NUMBER OF
                                                    PORTFOLIOS IN FUND
                                       LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION   TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
_______________________________________________________________________________________________________________________
FRANK H. ABBOTT, III (81)   Trustee    Since 1991          105           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
_______________________________________________________________________________________________________________________
HARRIS J. ASHTON (69)       Trustee    Since 1991          133           Director, RBC Holdings, Inc. (bank holding
One Franklin Parkway                                                     company) and Bar-S Foods (meat packing
San Mateo, CA 94403-1906                                                 company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
_______________________________________________________________________________________________________________________
S. JOSEPH FORTUNATO (69)    Trustee    Since 1991          134           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
_______________________________________________________________________________________________________________________
EDITH E. HOLIDAY (50)       Trustee    Since 1998           82           Director, Amerada Hess Corporation (explo-
One Franklin Parkway                                                     ration and refining of oil and gas); Hercules
San Mateo, CA 94403-1906                                                 Incorporated (chemicals, fibers and resins);
                                                                         Beverly Enterprises, Inc. (health care); H.J.
                                                                         Heinz Company (processed foods and allied
                                                                         products); RTI International Metals, Inc.
                                                                         (manufacture and distribution of titanium);
                                                                         Digex Incorporated (web hosting provider);
                                                                         and Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the
United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
_______________________________________________________________________________________________________________________

                                                        NUMBER OF
                                                    PORTFOLIOS IN FUND
                                       LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION   TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
_______________________________________________________________________________________________________________________
FRANK W.T. LAHAYE (73)      Trustee    Since 1991          105           Director, The California Center for Land
One Franklin Parkway                                                     Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).
_______________________________________________________________________________________________________________________
GORDON S. MACKLIN (73)      Trustee    Since 1992          133           Director, Martek Biosciences Corporation;
One Franklin Parkway                                                     WorldCom, Inc. (communications services);
San Mateo, CA 94403-1906                                                 MedImmune, Inc. (biotechnology);
                                                                         Overstock.com (Internet services); and
                                                                         Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services)
(until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
_______________________________________________________________________________________________________________________

INTERESTED BOARD MEMBERS AND OFFICERS                            NUMBER OF
                                                            PORTFOLIOS IN FUND
                                            LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION        TIME SERVED      BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
_______________________________________________________________________________________________________________________________
**HARMON E. BURNS (57)      Vice President  Vice President           33          None
One Franklin Parkway        and Trustee     since 1991
San Mateo, CA 94403-1906                    and Trustee
                                            since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
_______________________________________________________________________________________________________________________________
**CHARLES B. JOHNSON (69)   Chairman of     Chairman of             133          None
One Franklin Parkway        the Board       the Board
San Mateo, CA 94403-1906    and Trustee     since 1993
                                            and Trustee
                                            since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
_______________________________________________________________________________________________________________________________

                                                                    NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED      BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
___________________________________________________________________________________________________________________________________
**RUPERT H. JOHNSON, JR. (61)   President and   President              117           None
One Franklin Parkway            Trustee         since 1993
San Mateo, CA 94403-1906                        and Trustee
                                                since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.; and officer of 51 of the investment companies in
Franklin Templeton Investments.
___________________________________________________________________________________________________________________________________
MARTIN L. FLANAGAN (41)         Vice President  Since 1995       Not Applicable      None
One Franklin Parkway            and Chief
San Mateo, CA 94403-1906        Financial
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
___________________________________________________________________________________________________________________________________
DAVID P. GOSS (54)              Vice President  Since 2000       Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive
Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
___________________________________________________________________________________________________________________________________
BARBARA J. GREEN (54)           Vice President  Since 2000       Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior
Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
___________________________________________________________________________________________________________________________________
EDWARD B. JAMIESON (53)         Vice President  Since 2000       Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
___________________________________________________________________________________________________________________________________

                                                                    NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED      BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
___________________________________________________________________________________________________________________________________
CHARLES E. JOHNSON (45)         Vice President  Since 1991       Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources,
Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.;
and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 34 of the investment companies in Franklin Templeton
Investments.
___________________________________________________________________________________________________________________________________
EDWARD V. MCVEY (64)            Vice President  Since 1991       Not Applicable      None
26335 Carmel Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice
President, Templeton/Franklin Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
___________________________________________________________________________________________________________________________________
CHRISTOPHER J. MOLUMPHY (40)    Vice President  Since 2000       Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
___________________________________________________________________________________________________________________________________
KIMBERLEY MONASTERIO (38)       Treasurer and   Since 2000       Not Applicable      None
One Franklin Parkway            Principal
San Mateo, CA 94403-1906        Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
___________________________________________________________________________________________________________________________________
MURRAY L. SIMPSON (64)          Vice President  Since 2000       Not Applicable      None
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
___________________________________________________________________________________________________________________________________

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.





The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.

                      This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTERED MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)


TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

[LOGO OMITTED]

FRANKLIN[REGISTERED MARK] TEMPLETON[REGISTERED MARK]  One Franklin Parkway
    INVESTMENTS                                       San Mateo, CA  94403-1906






ANNUAL REPORT
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTERED MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges and expenses.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 A2002 06/02

[GRAPHIC OMITTED]
Printed on recycled paper


















Annual Report


                                 April 30, 2002



Franklin Strategic Series


   Franklin Strategic Income Fund




[GRAPHIC OMITTED]
[LOGO OMITTED]
FRANKLIN[REGISTERED MARK]TEMPLETON[REGISTERED MARK]
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.




[PHOTOS OMITTED]
Christopher J. Molumphy   Eric G. Takaha


Portfolio Management Team
Franklin Strategic Income Fund





--------------------------------------------------------------------------------
franklintempleton.com

[GRAPHIC OMITTED]
Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.
--------------------------------------------------------------------------------

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN STRATEGIC INCOME FUND SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH CAPITAL APPRECIATION OVER THE LONG TERM AS A SECONDARY OBJECTIVE. THE FUND USES AN ACTIVE ASSET ALLOCATION PROCESS AND INVESTS IN SECURITIES OF U.S. AND FOREIGN GOVERNMENTS, U.S. AND FOREIGN HIGH YIELD, FIXED-INCOME SECURITIES, ASSET-BACKED SECURITIES, PREFERRED STOCK, COMMON STOCK THAT PAYS DIVIDENDS, AND INCOME-PRODUCING SECURITIES CONVERTIBLE INTO COMMON STOCK OF SUCH COMPANIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2002. During the past year, fixed income markets were significantly impacted by the first domestic recession in a decade and, subsequently, by the economy's rather rapid recovery. The first half of the reporting period was characterized by falling interest rates, declining domestic economic growth and negative equity market performance, with the tragic events of September 11 further exacerbating these trends. In the period's latter half, broad equity indexes recovered from their post-September 11 lows, the economy posted its strongest quarterly real growth rate in nearly two years (5.6% annualized for first quarter 2002),and interest rates began to trend higher as the economic outlook improved. Throughout this period both wholesale


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 19.


CONTENTS

Shareholder Letter .........  1

Performance Summary ........ 10

Financial Highlights &
Statement of Investments ... 14

Financial Statements ....... 28

Notes to
Financial Statements ....... 32

Independent
Auditors' Report ........... 37

Tax Designation ............ 38

Board Members
and Officers ............... 39



[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth
& Income
Income
Tax-Free Income

"THROUGHOUT THIS RATHER VOLATILE PERIOD, FRANKLIN STRATEGIC INCOME FUND CONTINUED TO EXECUTE ITS STRATEGY OF ATTEMPTING TO TAKE ADVANTAGE OF RELATIVE
VALUE OPPORTUNITIES. ..."


(Producer Price Index) and retail (Consumer Price Index) domestic pricing pressures remained relatively subdued, even with the spike in energy prices toward the latter half of the Fund's fiscal year. Against this backdrop, the Federal Reserve Board (the Fed) continued its aggressive easing policy through calendar year 2001, with seven additional rate reductions totaling 275 basis points (2.75%) between May and December 2001. However, the Fed put the federal funds target rate on hold during the first four months of 2002, as the prospect of a sustainable economic recovery moved the Fed toward a more neutral rate bias. Although short-term interest rates followed the Fed's downward moves over the past year, recent domestic economic strengthening tempered the magnitude of interest rate declines for intermediate- to longer-maturity bonds. In fact, the yield on the 10-year Treasury note stood at 5.11% at period-end, only modestly lower than its 5.35% rate a year earlier.

Throughout this rather volatile period, Franklin Strategic Income Fund continued to execute its strategy of attempting to take advantage of relative value opportunities within the fixed income universe, given the Fund's flexibility to invest across six primary asset classes -- high yield and investment grade corporate bonds, foreign government bonds, emerging market debt securities, U.S. government bonds, mortgage and asset-backed securities, and convertible securities. Over the past year, we increased the Fund's corporate bond sector exposure, as valuation levels in both the high yield and investment grade corporate markets appeared to price in the negative near-term outlook for corporate earnings and remained cheap relative to historical valuation metrics at period-end. On the other hand, we modestly reduced exposure to the emerging market bond sector during the period, taking advantage of that sector's strong relative performance, particularly during the latter half of the period. Following the equity market rebound during the second half of the reporting period, we also lowered our convertible securities sector weighting, considering that valuation levels on 2002 earnings remained relatively expensive in relation to historical averages. Given the low, nominal rates and relative total return potential in the more interest-rate sensitive sectors, we held an underweighted exposure to those sectors at period-end; however, we did modestly increase the Fund's exposure to U.S. government bonds toward the end of the period following a significant rise in interest rates.

Mainly as a result of our sector positioning and security selection, Franklin Strategic Income Fund - Class A produced a +6.00% cumulative total return for the year ended April 30, 2002, as shown in the Performance Summary beginning on page 10. Looking forward, at current relative valuation levels and considering the intermediate-term outlook for the global economic environment, we believe our current portfolio positioning, which favors more growth-oriented sectors, such as corporate bonds, over highly interest-rate sensitive fixed income sectors, should lead to superior returns for our shareholders over the longer-term, which is our daily focus as we manage the Fund and is consistent with the Fund's historical performance track record.

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                              4/30/02  4/30/01
--------------------------------------------------------------------------------

High Yield Corporate Bonds & Preferred Stocks   41.4%    39.8%
Emerging Market Bonds                           15.9%    18.9%
Mortgages & Other Asset-Backed Bonds            12.5%    13.2%
International Developed Country Bonds            9.1%     8.4%
U.S. Government Bonds                            7.2%     5.0%
Investment Grade Corporate Bonds                 6.2%     0.7%
Convertible Securities                           5.3%     9.5%
Common Stocks & Warrants                         0.1%     0.3%
Short-Term Investments & Other Net Assets        2.3%     4.2%


SECTOR DISCUSSIONS
CORPORATE BONDS
Prior to September 2001, the high yield market was stabilizing, with overall market valuations hovering in a relatively narrow range after having moderately improved from year-end 2000 levels. However, following the September attacks, pricing levels fell precipitously given concerns over additional economic weakness, falling corporate earnings, the drop in equity valuations and expectations for a rising corporate default rate. By the beginning of October 2001, the yield spread over Treasuries in the high yield market, a common valuation metric, had surpassed levels reached in December 2000 and approached spread levels from the 1990-1991 recession. During the second half of the reporting period, however, the high yield market was buoyed by a combination of increased demand for the asset class, as well as a more sanguine fundamental outlook for high yield issuers' underlying credit profiles given the prospect for an economic recovery. In fact, the overall default rate in the high yield market is expected to peak during the first half of calendar year 2002, as a result of this cyclical economic turn as well as improvement in new-issue credit quality over the past two years.

In the investment grade corporate bond market, continued disclosure and accounting concerns for corporate issuers combined with significant pricing pressure on the securities of telecommunications-related issuers kept valuations in this sector significantly cheap relative to longer-term historical averages. However, similar to the high yield corporate bond market, we believe companies in the investment grade arena should also experience improved earnings by the second half of 2002 given the prospects for global economic growth.

Given the relatively attractive valuations and improving fundamental outlook for issuers in the corporate bond market, Franklin Strategic Income Fund increased its exposure to this sector during the period, particularly as valuations cheapened post-September 2001, and corporate bonds remained the Fund's largest sector weighting at period-end.

EMERGING MARKET DEBT SECURITIES
Even with Argentina's political and fiscal unraveling toward the end of calendar year 2001, emerging debt markets posted relatively strong total returns, particularly during the second half of the reporting period. Developing countries recently benefited from the initial signs of a global economic recovery and from receptive capital markets, which provided many of these countries with relatively attractive long-term financing. During the period, the Fund's second-largest sector weighting was the emerging debt markets. However, we reduced this sector's weighting as prices moved toward what we viewed to be fair value during the course of the Fund's fiscal year. In terms of individual country exposure within the developing markets, Brazil and Mexico remained two of the largest positions at period-end, while we increased our exposure to Russian government bonds given that country's improving fiscal outlook, which in turn may lead to continued sovereign credit improvement.

INTERNATIONAL DEVELOPED COUNTRY BONDS
Over the course of the past year, relatively flat intermediate-term interest rates combined with some strengthening in currencies relative to the dollar drove the developed international bond sector to a moderately positive total return during the period. We modestly increased our exposure to this sector during the 12-month period as sovereign bond yields began to approach and, in some cases, exceed comparable U.S. Treasury rates and given the potential for currency appreciation versus the dollar. In terms of individual country weightings within the developed bond sector, our largest country exposures were in Germany and France, while in the dollar-bloc countries we increased our exposure to New Zealand government bonds.

CONVERTIBLE SECURITIES
With the broad equity indexes' double-digit declines over the past year, the convertible securities sector posted the weakest return across fixed income markets. However, from their September 2001 lows, equity markets experienced a substantial rebound during subsequent months. Even with the expectation for improved corporate earnings by 2002's second half, valuations

DIVIDEND DISTRIBUTIONS
5/1/01-4/30/02

                                                 Dividend per Share
                   ----------------------------------------------------------------------------
MONTH              CLASS A         CLASS B         CLASS C        CLASS R*        ADVISOR CLASS
-----------------------------------------------------------------------------------------------
May                6.6 cents       6.26 cents      6.28 cents     --              6.80 cents
June               6.6 cents       6.30 cents      6.31 cents     --              6.78 cents
July               6.6 cents       6.30 cents      6.31 cents     --              6.80 cents
August             6.6 cents       6.30 cents      6.31 cents     --              6.80 cents
September          6.6 cents       6.29 cents      6.28 cents     --              6.80 cents
October            6.6 cents       6.29 cents      6.28 cents     --              6.79 cents
November           6.6 cents       6.29 cents      6.28 cents     --              6.79 cents
December           6.6 cents       6.30 cents      6.30 cents     --              6.81 cents
January            6.6 cents       6.30 cents      6.30 cents     6.60 cents      6.81 cents
February           6.0 cents       5.70 cents      5.70 cents     5.80 cents      6.20 cents
March              6.0 cents       5.71 cents      5.70 cents     5.82 cents      6.18 cents
April              6.0 cents       5.71 cents      5.70 cents     5.82 cents      6.20 cents
-----------------------------------------------------------------------------------------------
TOTAL              77.40 CENTS     3.75 CENTS      73.75 CENTS    24.04 CENTS     79.76 CENTS

*On 1/1/02, the Fund began offering Class R shares to investors. Please see the prospectus for details.

remained relatively high compared with historical averages, and we sought to take advantage of the equity market's rebound in the latter half of the period to reduce our exposure to convertible securities.

U.S. GOVERNMENT SECURITIES
With short-term rates declining along with the drop in the federal funds target rate and intermediate-term interest rates edging lower, U.S. government securities provided healthy total returns over the past year. However, interest rates began to move higher toward the latter half of the period as the domestic economic recovery began to fuel concerns over potential inflationary pressures and future Fed rate hikes. The Fund was relatively underweighted in U.S. government securities given the more limited total return expectations from this sector as a result of low nominal rates. However, following early 2002's increase in intermediate-term rates, we moderately increased our U.S. government securities exposure because of a relatively subdued inflationary outlook for the balance of 2002. Within the U.S. government sector, we favored the yield advantage of agency issues, which benefited the Fund's total return during the reporting period.

U.S. MORTGAGE AND OTHER ASSET-BACKED SECURITIES
Considering the yield spread advantage versus Treasuries, the Fund maintained a heavier exposure to the mortgage and other asset-backed sectors. Over the past year, the yield spread advantage allowed the sector to generally outperform comparable Treasury bonds. Within the government agency mortgage-backed market, we favored lower-coupon mortgage pools, given the lower prepayment risk for these securities during periods of rising consumer home refinancings. During the period, we also reduced our exposure to lower-quality asset-backed loans, given concerns that the slowing economy could increase delinquency rates in that market segment, while increasing our weight in commercial mortgage-backed securities.

LOOKING FORWARD
The tragic events of September 11 exacerbated the recessionary conditions that the U.S. had been operating under since March 2001. However, given the Fed's and the government's stimuli, as well as the U.S. consumer's still healthy spending patterns, the economy appears to have begun its recovery. We believe the pace of economic growth may decelerate from the inventory-driven first quarter 2002 rate, which should help to keep inflationary pressures at bay. Internationally, although Japan's continued economic malaise may somewhat dampen economic growth, our intermediate-term outlook for the global economy is sanguine. Against this backdrop and considering current relative valuation levels, the Fund ended the period with its largest sector exposure in the more growth-oriented fixed income sectors, with its largest weighting in corporate bonds. We had less exposure to the more interest rate sensitive sectors, considering the relatively low nominal yields and more limited total return potential being offered in those sectors. As always, we will continue to look for opportunities to enhance the Fund's long-term returns while reducing overall volatility by actively managing its sector and security allocations.

Sincerely,
/S/CHRISTOPHER J. MOLUMPHY
Christopher J. Molumphy
/S/ERIC G. TAKAHA
Eric G. Takaha

Portfolio Management Team
Franklin Strategic Income Fund









--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: SUBJECT TO THE MAXIMUM 4.25% INITIAL SALES CHARGE.*

CLASS B: SUBJECT TO NO INITIAL SALES CHARGE, BUT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 0% OVER SIX YEARS. THESE SHARES HAVE HIGHER ANNUAL FEES AND EXPENSES THAN CLASS A SHARES.*

CLASS C: SUBJECT TO 1% INITIAL SALES CHARGE AND 1% CDSC FOR SHARES REDEEMED WITHIN 18 MONTHS OF INVESTMENT. THESE SHARES HAVE HIGHER ANNUAL FEES AND EXPENSES THAN CLASS A SHARES.*

CLASS R: NO INITIAL SALES CHARGE, BUT SUBJECT TO 1% CDSC FOR SHARES REDEEMED WITHIN 18 MONTHS OF INVESTMENT; ARE AVAILABLE TO CERTAIN ELIGIBLE INVESTORS AS DESCRIBED IN THE PROSPECTUS. THESE SHARES HAVE HIGHER ANNUAL FEES AND EXPENSES THAN CLASS A SHARES.*

ADVISOR CLASS: NO INITIAL SALES CHARGE OR RULE 12B-1 FEES AND ARE AVAILABLE TO A LIMITED CLASS OF INVESTORS.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 7.08%, 7.01%, 6.94%, 7.20% and 7.66% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Directors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                            CHANGE          4/30/02        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.23          $9.36         $9.59

DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                    $0.7740

CLASS B                            CHANGE          4/30/02        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.23          $9.38          $9.61

DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                    $0.7375

CLASS C                            CHANGE          4/30/02        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.24          $9.35          $9.59

DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                    $0.7375

CLASS R                            CHANGE          4/30/02        1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.05          $9.34          $9.39

DISTRIBUTIONS (1/1/02-4/30/02)
Dividend Income                    $0.2404

ADVISOR CLASS                      CHANGE          4/30/02        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.23          $9.36          $9.59

DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                    $0.7976





--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. High yield corporate securities entail greater risk than higher-rated securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE
                                                                      INCEPTION
CLASS A                                          1-YEAR       YEAR     (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +6.00%    +29.61%      +83.85%
Average Annual Total Return(2)                   +1.45%     +4.42%       +7.39%
Avg. Ann. Total Return (3/31/02)(3)              +0.24%     +4.37%       +7.30%

Distribution Rate(4)                     7.36%
30-Day Standardized Yield(5)             7.14%

                                                                      INCEPTION
CLASS B                                          1-YEAR     3-YEAR      (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.57%     +8.62%      +12.31%
Average Annual Total Return(2)                   +1.67%     +1.97%       +2.82%
Avg. Ann. Total Return (3/31/02)(3)              +0.43%     +2.48%       +2.52%

Distribution Rate(4)                     7.30%
30-Day Standardized Yield(5)             7.07%

                                                                      INCEPTION
CLASS C                                          1-YEAR     3-YEAR      (5/1/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.47%     +8.52%      +12.42%
Average Annual Total Return(2)                   +3.42%     +2.42%       +2.72%
Avg. Ann. Total Return (3/31/02)(3)              +2.28%    +2.93%        +2.47%

Distribution Rate(4)                     7.25%
30-Day Standardized Yield(5)             7.00%

                                                                      INCEPTION
CLASS R                                                                 (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +2.07%
Aggregate Total Return(6)                                                +1.08%
Aggregate Total Return (3/31/02)(3,6)                                    -0.21%

Distribution Rate(4)                     7.48%
30-Day Standardized Yield(5)             7.26%

                                                                      INCEPTION
ADVISOR CLASS(7)                                 1-YEAR     5-YEAR     (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +6.27%    +30.48%      +85.08%
Average Annual Total Return(2)                   +6.27%     +5.46%       +8.07%
Avg. Ann. Total Return (3/31/02)(3)              +4.98%     +5.44%       +7.99%

Distribution Rate(4)                     7.95%
30-Day Standardized Yield(5)             7.72%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 4/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.

6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

7. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.64% and +5.49%.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]

APPENDIX DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO
ITEM 304 (a) OF REGULATION S-T)

CLASS A(5/24/94-4/30/02)
        ------------------------------------------------------------------------
                          FRANKLIN STRATEGIC                LEHMAN BROTHERS
                             INCOME FUND                 U.S. AGGREGATE INDEX(8)
        ------------------------------------------------------------------------
         5/24/94               $ 9,579                          $10,000
         5/31/94               $ 9,579                          $10,000
         6/30/94               $ 9,492                          $ 9,978
         7/31/94               $ 9,617                          $10,176
         8/31/94               $ 9,761                          $10,189
         9/30/94               $ 9,808                          $10,039
        10/31/94               $ 9,825                          $10,030
        11/30/94               $ 9,793                          $10,008
        12/31/94               $ 9,746                          $10,077
         1/31/95               $ 9,753                          $10,276
         2/28/95               $10,023                          $10,521
         3/31/95               $10,182                          $10,585
         4/30/95               $10,435                          $10,733
         5/31/95               $10,731                          $11,149
         6/30/95               $10,780                          $11,230
         7/31/95               $11,007                          $11,205
         8/31/95               $11,035                          $11,341
         9/30/95               $11,180                          $11,451
        10/31/95               $11,273                          $11,600
        11/30/95               $11,366                          $11,774
        12/31/95               $11,566                          $11,939
         1/31/96               $11,771                          $12,017
         2/29/96               $11,779                          $11,808
         3/31/96               $11,864                          $11,726
         4/30/96               $12,062                          $11,660
         5/31/96               $12,228                          $11,637
         6/30/96               $12,281                          $11,792
         7/31/96               $12,289                          $11,824
         8/31/96               $12,526                          $11,804
         9/30/96               $12,938                          $12,010
        10/31/96               $13,063                          $12,276
        11/30/96               $13,419                          $12,486
        12/31/96               $13,538                          $12,370
         1/31/97               $13,679                          $12,408
         2/28/97               $13,759                          $12,439
         3/31/97               $13,443                          $12,301
         4/30/97               $13,587                          $12,486
         5/31/97               $13,883                          $12,604
         6/30/97               $14,117                          $12,754
         7/31/97               $14,430                          $13,099
         8/31/97               $14,437                          $12,987
         9/30/97               $14,728                          $13,178
        10/31/97               $14,500                          $13,369
        11/30/97               $14,690                          $13,431
        12/31/97               $14,895                          $13,567
         1/31/98               $15,063                          $13,740
         2/28/98               $15,177                          $13,729
         3/31/98               $15,306                          $13,776
         4/30/98               $15,368                          $13,848
         5/31/98               $15,278                          $13,979
         6/30/98               $15,230                          $14,098
         7/31/98               $15,338                          $14,128
         8/31/98               $13,904                          $14,358
         9/30/98               $14,593                          $14,694
        10/31/98               $14,889                          $14,616
        11/30/98               $15,487                          $14,699
        12/31/98               $15,498                          $14,743
         1/31/99               $15,567                          $14,848
         2/28/99               $15,360                          $14,588
         3/31/99               $15,592                          $14,668
         4/30/99               $16,017                          $14,715
         5/31/99               $15,642                          $14,586
         6/30/99               $15,670                          $14,539
         7/31/99               $15,561                          $14,477
         8/31/99               $15,422                          $14,469
         9/30/99               $15,434                          $14,637
        10/31/99               $15,508                          $14,691
        11/30/99               $15,644                          $14,690
        12/31/99               $15,859                          $14,620
         1/31/00               $15,600                          $14,571
         2/29/00               $15,795                          $14,748
         3/31/00               $15,833                          $14,942
         4/30/00               $15,728                          $14,899
         5/31/00               $15,525                          $14,891
         6/30/00               $15,984                          $15,201
         7/31/00               $16,088                          $15,340
         8/31/00               $16,341                          $15,562
         9/30/00               $16,235                          $15,660
        10/31/00               $15,912                          $15,763
        11/30/00               $15,587                          $16,022
        12/31/00               $16,272                          $16,320
         1/31/01               $16,927                          $16,588
         2/28/01               $16,868                          $16,732
         3/31/01               $16,603                          $16,815
         4/30/01               $16,614                          $16,745
         5/31/01               $16,711                          $16,845
         6/30/01               $16,581                          $16,909
         7/31/01               $16,786                          $17,288
         8/31/01               $16,992                          $17,487
         9/30/01               $16,304                          $17,692
        10/31/01               $16,803                          $18,061
        11/30/01               $17,232                          $17,812
        12/31/01               $17,151                          $17,698
         1/31/02               $17,180                          $17,841
         2/28/02               $17,217                          $18,014
         3/31/02               $17,385                          $17,715
         4/30/02               $17,610                          $18,059

    Total Return                76.10%                           80.59%

AVERAGE ANNUAL TOTAL RETURN

CLASS A                           4/30/02
-----------------------------------------
1-Year                             +1.45%

5-Year                             +4.42%

Since Inception (5/24/94)          +7.39%



[GRAPHIC OMITTED]

APPENDIX DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO
ITEM 304 (a) OF REGULATION S-T)

CLASS B (1/1/99-4/30/02)
                -----------------------------------------------------------
                                FRANKLIN STRATEGIC     LEHMAN BROTHERS
                                   INCOME FUND      U.S. AGGREGATE INDEX(8)
                -----------------------------------------------------------

                    1/1/99           $10,000              $10,000
                   1/31/99           $10,054              $10,071
                   2/28/99           $ 9,914              $ 9,895
                   3/31/99           $10,069              $ 9,949
                   4/30/99           $10,340              $ 9,981
                   5/31/99           $10,104              $ 9,893
                   6/30/99           $10,119              $ 9,862
                   7/31/99           $10,036              $ 9,819
                   8/31/99           $ 9,943              $ 9,814
                   9/30/99           $ 9,958              $ 9,928
                  10/31/99           $ 9,993              $ 9,965
                  11/30/99           $10,077              $ 9,964
                  12/31/99           $10,213              $ 9,916
                   1/31/00           $10,053              $ 9,883
                   2/29/00           $10,165              $10,003
                   3/31/00           $10,186              $10,135
                   4/30/00           $10,115              $10,105
                   5/31/00           $ 9,981              $10,100
                   6/30/00           $10,271              $10,311
                   7/31/00           $10,334              $10,404
                   8/31/00           $10,493              $10,555
                   9/30/00           $10,432              $10,622
                  10/31/00           $10,222              $10,692
                  11/30/00           $10,010              $10,867
                  12/31/00           $10,445              $11,069
                   1/31/01           $10,850              $11,251
                   2/28/01           $10,820              $11,349
                   3/31/01           $10,647              $11,405
                   4/30/01           $10,639              $11,358
                   5/31/01           $10,708              $11,426
                   6/30/01           $10,611              $11,469
                   7/31/01           $10,738              $11,726
                   8/31/01           $10,866              $11,861
                   9/30/01           $10,424              $12,000
                  10/31/01           $10,738              $12,250
                  11/30/01           $11,008              $12,081
                  12/31/01           $10,965              $12,004
                   1/31/02           $10,968              $12,101
                   2/28/02           $10,999              $12,219
                   3/31/02           $11,103              $12,016
                   4/30/02           $10,970              $12,249

                  Total Return         9.70%               22.49%


AVERAGE ANNUAL TOTAL RETURN

CLASS B                           4/30/02
-----------------------------------------

1-Year                             +1.67%

3-Year                             +1.97%

Since Inception (1/1/99)           +2.82%



Past performance does not guarantee future results.

[GRAPHIC OMITTED]

APPENDIX DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO
ITEM 304 (a) OF REGULATION S-T)

CLASS C(5/1/98-4/30/02)
                -----------------------------------------------------------
                                FRANKLIN STRATEGIC     LEHMAN BROTHERS
                                  INCOME FUND       U.S. AGGREGATE INDEX(8)
                -----------------------------------------------------------
                    5/1/98          $ 9,903                $10,000
                   5/31/98          $ 9,823                $10,095
                   6/30/98          $ 9,789                $10,181
                   7/31/98          $ 9,855                $10,202
                   8/31/98          $ 8,940                $10,368
                   9/30/98          $ 9,369                $10,611
                  10/31/98          $ 9,556                $10,555
                  11/30/98          $ 9,936                $10,615
                  12/31/98          $ 9,940                $10,647
                   1/31/99          $ 9,980                $10,722
                   2/28/99          $ 9,844                $10,535
                   3/31/99          $ 9,989                $10,593
                   4/30/99          $10,258                $10,627
                   5/31/99          $10,014                $10,533
                   6/30/99          $10,028                $10,499
                   7/31/99          $ 9,955                $10,454
                   8/31/99          $ 9,853                $10,449
                   9/30/99          $ 9,868                $10,570
                  10/31/99          $ 9,912                $10,609
                  11/30/99          $ 9,995                $10,608
                  12/31/99          $10,129                $10,557
                   1/31/00          $ 9,960                $10,523
                   2/29/00          $10,082                $10,650
                   3/31/00          $10,103                $10,790
                   4/30/00          $10,032                $10,759
                   5/31/00          $ 9,899                $10,754
                   6/30/00          $10,189                $10,977
                   7/31/00          $10,251                $11,077
                   8/31/00          $10,409                $11,238
                   9/30/00          $10,338                $11,309
                  10/31/00          $10,129                $11,383
                  11/30/00           $9,929                $11,570
                  12/31/00          $10,351                $11,785
                   1/31/01          $10,764                $11,979
                   2/28/01          $10,734                $12,083
                   3/31/01          $10,551                $12,143
                   4/30/01          $10,555                $12,092
                   5/31/01          $10,613                $12,165
                   6/30/01          $10,527                $12,211
                   7/31/01          $10,654                $12,485
                   8/31/01          $10,782                $12,628
                   9/30/01          $10,341                $12,776
                  10/31/01          $10,654                $13,043
                  11/30/01          $10,922                $12,863
                  12/31/01          $10,867                $12,781
                   1/31/02          $10,882                $12,884
                   2/28/02          $10,902                $13,009
                   3/31/02          $11,005                $12,793
                   4/30/02          $11,132                $13,041

Total Return                                                30.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                           4/30/02
-----------------------------------------
1-Year                             +3.42%

3-Year                             +2.42%

Since Inception (5/1/98)           +2.72%



[GRAPHIC OMITTED]


APPENDIX DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO
ITEM 304 (a) OF REGULATION S-T)

ADVISOR CLASS(5/24/94-4/30/02)(9)
                      ----------------------------------------------------------
                                       FRANKLIN STRATEGIC  LEHMAN BROTHERS
                                          INCOME FUND    U.S. AGGREGATE INDEX(8)
                      ----------------------------------------------------------
                         5/24/94             $10,000         $10,000
                         5/31/94             $10,000         $10,000
                         6/30/94             $ 9,910         $ 9,978
                         7/31/94             $10,040         $10,176
                         8/31/94             $10,190         $10,189
                         9/30/94             $10,240         $10,039
                        10/31/94             $10,257         $10,030
                        11/30/94             $10,224         $10,008
                        12/31/94             $10,174         $10,077
                         1/31/95             $10,182         $10,276
                         2/28/95             $10,464         $10,521
                         3/31/95             $10,630         $10,585
                         4/30/95             $10,894         $10,733
                         5/31/95             $11,204         $11,149
                         6/30/95             $11,255         $11,230
                         7/31/95             $11,491         $11,205
                         8/31/95             $11,521         $11,341
                         9/30/95             $11,672         $11,451
                        10/31/95             $11,769         $11,600
                        11/30/95             $11,866         $11,774
                        12/31/95             $12,197         $11,939
                         1/31/96             $12,413         $12,017
                         2/29/96             $12,421         $11,808
                         3/31/96             $12,511         $11,726
                         4/30/96             $12,720         $11,660
                         5/31/96             $12,895         $11,637
                         6/30/96             $12,951         $11,792
                         7/31/96             $12,959         $11,824
                         8/31/96             $13,209         $11,804
                         9/30/96             $13,644         $12,010
                        10/31/96             $13,775         $12,276
                        11/30/96             $14,151         $12,486
                        12/31/96             $14,276         $12,370
                         1/31/97             $14,425         $12,408
                         2/28/97             $14,510         $12,439
                         3/31/97             $14,176         $12,301
                         4/30/97             $14,328         $12,486
                         5/31/97             $14,640         $12,604
                         6/30/97             $14,887         $12,754
                         7/31/97             $15,217         $13,099
                         8/31/97             $15,224         $12,987
                         9/30/97             $15,531         $13,178
                        10/31/97             $15,291         $13,369
                        11/30/97             $15,491         $13,431
                        12/31/97             $15,708         $13,567
                         1/31/98             $15,884         $13,740
                         2/28/98             $16,005         $13,729
                         3/31/98             $16,141         $13,776
                         4/30/98             $16,206         $13,848
                         5/31/98             $16,111         $13,979
                         6/30/98             $16,060         $14,098
                         7/31/98             $16,175         $14,128
                         8/31/98             $14,663         $14,358
                         9/30/98             $15,389         $14,694
                        10/31/98             $15,701         $14,616
                        11/30/98             $16,332         $14,699
                        12/31/98             $16,344         $14,743
                         1/31/99             $16,416         $14,848
                         2/28/99             $16,197         $14,588
                         3/31/99             $16,442         $14,668
                         4/30/99             $16,891         $14,715
                         5/31/99             $16,495         $14,586
                         6/30/99             $16,524         $14,539
                         7/31/99             $16,410         $14,477
                         8/31/99             $16,263         $14,469
                         9/30/99             $16,295         $14,637
                        10/31/99             $16,361         $14,691
                        11/30/99             $16,508         $14,690
                        12/31/99             $16,738         $14,620
                         1/31/00             $16,484         $14,571
                         2/29/00             $16,677         $14,748
                         3/31/00             $16,721         $14,942
                         4/30/00             $16,613         $14,899
                         5/31/00             $16,402         $14,891
                         6/30/00             $16,891         $15,201
                         7/31/00             $17,004         $15,340
                         8/31/00             $17,275         $15,562
                         9/30/00             $17,184         $15,660
                        10/31/00             $16,846         $15,763
                        11/30/00             $16,506         $16,022
                        12/31/00             $17,234         $16,320
                         1/31/01             $17,913         $16,588
                         2/28/01             $17,873         $16,732
                         3/31/01             $17,595         $16,815
                         4/30/01             $17,593         $16,745
                         5/31/01             $17,699         $16,845
                         6/30/01             $17,565         $16,909
                         7/31/01             $17,786         $17,288
                         8/31/01             $18,008         $17,487
                         9/30/01             $17,282         $17,692
                        10/31/01             $17,815         $18,061
                        11/30/01             $18,273         $17,812
                        12/31/01             $18,211         $17,698
                         1/31/02             $18,226         $17,841
                         2/28/02             $18,269         $18,014
                         3/31/02             $18,471         $17,715
                         4/30/02             $18,508         $18,059

                    Total Return              85.08%          80.59%


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(9)                  4/30/02
-----------------------------------------
1-Year                             +6.27%

5-Year                             +5.46%

Since Inception (5/24/94)          +8.07%



8. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Aggregate Index is a broad measure of U.S. bond performance, representing the U.S. investment-grade fixed-rate bond market including government, corporate, mortgage pass-through and asset-backed securities.

9. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Highlights

                                                                                      CLASS A
                                                           ---------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                                                            --------------------------------------------------------------
                                                                2002          2001         2000         1999         1998
                                                            --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................       $9.58         $9.84       $10.84       $11.24       $10.86
                                                            --------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................         .75(d)        .80          .82          .86          .87
 Net realized and unrealized gains (losses) ............        (.20)(d)      (.28)       (1.02)        (.43)         .50
                                                            --------------------------------------------------------------
Total from investment operations .......................         .55           .52         (.20)         .43         1.37
                                                           --------------------------------------------------------------
Less distributions from:
 Net investment income .................................        (.77)         (.78)        (.80)        (.83)        (.90)
 Net realized gains ....................................          --            --           --           --         (.09)
                                                            --------------------------------------------------------------
Total distributions ....................................        (.77)         (.78)        (.80)        (.83)        (.99)
                                                           --------------------------------------------------------------
Net asset value, end of year ...........................       $9.36         $9.58       $ 9.84       $10.84       $11.24
                                                            =============================================================

Total return(b) ........................................       6.00%         5.63%      (1.81)%        4.23%       13.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................    $261,446      $245,974     $254,419     $247,574     $166,633
Ratios to average net assets:
 Expenses ..............................................        .84%          .75%         .75%         .58%         .25%
 Expenses excluding waiver by affiliate ................        .95%          .99%         .99%         .99%        1.05%
 Net investment income .................................       8.03%(d)      8.18%        8.10%        7.99%        7.65%
Portfolio turnover rate(c) .............................      49.88%        36.37%       43.71%       48.68%       47.47%






(a)Based on average shares outstanding effective period ended April 30, 2000.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Excludes mortgage dollar roll transactions.
(d)The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(f) resulting in a decrease of $.01 to the net investment income and net realized and unrealized losses per share, respectively, and a decrease of .13% to the ratio of net investment income to average net assets for the year ended April 30, 2002.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (CONTINUED)

                                                                                      CLASS B
                                                                   -----------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                                   -----------------------------------------------
                                                                      2002         2001        2000        1999(D)
                                                                   -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................      $9.61        $9.86      $10.86      $10.76
                                                                   -----------------------------------------------
Income from investment operations:
 Net investment income(a) .....................................        .72(f)       .76         .79         .29
 Net realized and unrealized gains (losses) ...................       (.21)(f)     (.27)      (1.03)        .07
                                                                   -----------------------------------------------
Total from investment operations ..............................        .51          .49        (.24)        .36
                                                                   -----------------------------------------------
Less distributions from net investment income .................       (.74)        (.74)       (.76)       (.26)
                                                                   -----------------------------------------------
Net asset value, end of year ..................................      $9.38        $9.61      $ 9.86      $10.86
                                                                   ===============================================

Total return(b) ...............................................      5.57%        5.18%     (2.18)%       3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................    $40,821      $24,631     $13,641      $4,281
Ratios to average net assets:
 Expenses .....................................................      1.24%        1.15%       1.15%        .98%(c)
 Expenses excluding waiver by affiliate .......................      1.35%        1.39%       1.39%       1.39%(c)
 Net investment income ........................................      7.65%(f)     7.80%       7.78%       7.59%(c)
Portfolio turnover rate(e) ....................................     49.88%       36.37%      43.71%      48.68%







(a)Based on average shares outstanding effective period ended April 30, 2000.
(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period January 1, 1999 (effective date) to April 30, 1999.
(e)Excludes mortgage dollar roll transactions.
(f)The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(f) resulting in a decrease of $.01 to the net investment income and net realized and unrealized losses per share, respectively, and a decrease of .12% to the ratio of net investment income to average net assets for the year ended April 30, 2002.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (CONTINUED)


                                                                                      CLASS C
                                                                   ---------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                                   ---------------------------------------------
                                                                      2002         2001        2000        1999
                                                                   ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................      $9.58        $9.84      $10.84      $11.19
                                                                   ---------------------------------------------
Income from investment operations:
 Net investment income(a) .....................................        .72(d)       .76         .78         .76
 Net realized and unrealized losses ...........................       (.20)(d)     (.28)      (1.02)       (.40)
                                                                   ---------------------------------------------
Total from investment operations ..............................        .52          .48        (.24)        .36
                                                                   ---------------------------------------------
Less distributions from net investment income .................       (.74)        (.74)       (.76)       (.71)
                                                                   ---------------------------------------------
Net asset value, end of year ..................................      $9.36        $9.58      $ 9.84      $10.84
                                                                   =============================================

Total return(b) ...............................................      5.47%        5.21%     (2.20)%       3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................    $58,851      $46,732     $39,713     $36,245
Ratios to average net assets:
 Expenses .....................................................      1.24%        1.15%       1.15%        .98%
 Expenses excluding waiver by affiliate .......................      1.35%        1.39%       1.39%       1.39%
 Net investment income ........................................      7.64%(d)     7.79%       7.72%       7.59%
Portfolio turnover rate(c) ....................................     49.88%       36.37%      43.71%      48.68%







(a)Based on average shares outstanding effective period ended April 30, 2000.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Excludes mortgage dollar roll transactions.
(d)The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(f) resulting in a decrease of $.01 to the net investment income and net realized and unrealized losses per share, respectively, and a decrease of .13% to the ratio of net investment income to average net assets for the year ended April 30, 2002.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (CONTINUED)

                                                                    CLASS R
                                                               -----------------
                                                                  PERIOD ENDED
                                                                APRIL 30,2002(D)
                                                               -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................         $9.39
                                                               -----------------
Income from investment operations:
 Net investment income(a) ...................................           .28
 Net realized and unrealized losses .........................          (.09)
                                                               -----------------
Total from investment operations ............................           .19
                                                               -----------------
Less distributions from net investment income ...............          (.24)
                                                               -----------------
Net asset value, end of year ................................         $9.34
                                                               =================

Total return(b) .............................................         2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................        $1,239
Ratios to average net assets:
 Expenses ...................................................         1.09%(c)
 Expenses excluding waiver by affiliate .....................         1.20%(c)
 Net investment income ......................................         9.18%(c)
Portfolio turnover rate(e) ..................................        49.88%







(a)Based on average shares outstanding.
(b)Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 1, 2002 (effective date) to April 30, 2002.
(e)Excludes mortgage dollar roll transactions.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (CONTINUED)

                                                                                      ADVISOR CLASS
                                                                         -------------------------------------
                                                                                   YEAR ENDED APRIL 30,
                                                                           2002          2001         2000(D)
                                                                         -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................      $9.59         $9.84       $10.11
                                                                         -------------------------------------
Income from investment operations:
 Net investment income(a) ...........................................        .78(f)        .82          .61
 Net realized and unrealized losses .................................       (.21)(f)      (.26)        (.33)
                                                                         -------------------------------------
Total from investment operations ....................................        .57           .56          .28
                                                                         -------------------------------------
Less distributions from net investment income .......................       (.80)         (.81)        (.55)
                                                                         -------------------------------------
Net asset value, end of year ........................................      $9.36         $9.59       $ 9.84
                                                                         =====================================

Total return(b) .....................................................      6.27%         5.89%      (1.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $31,493       $25,390      $21,809
Ratios to average net assets:
 Expenses ...........................................................       .59%          .50%         .50%(c)
 Expenses excluding waiver by affiliate .............................       .70%          .74%         .74%(c)
 Net investment income ..............................................      8.29%(f)      8.45%        8.53%(c)
Portfolio turnover rate(e) ..........................................     49.88%        36.37%       43.71%





(a)Based on average shares outstanding.
(b)Total return is not annualized for periods less than one year.
(c)Annualized dFor the period August 12, 1999 (effective date) to April 30,
   2000.
(e)Excludes mortgage dollar roll transactions.
(f)The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(f) resulting in a decrease of $.01 to the net investment income and net realized and unrealized losses per share,

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002

                                                                                                   SHARES/
                                                                                  COUNTRY         WARRANTS                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
(a) COMMON STOCKS AND WARRANTS .1%
    AMF Bowling Worldwide ......................................................   United States          1,424         $ 33,464
    AMF Bowling Worldwide, wts., Class A .......................................   United States          3,350           23,450
    AMF Bowling Worldwide, wts., Class B .......................................   United States          3,273           16,365
    McLeodUSA Inc., wts., 4/16/07 ..............................................   United States         22,659            4,532
    Cambridge Industries Liquidating Trust Interest ............................   United States        516,372            8,675
    VS Holdings . ..............................................................   United States         64,666          161,665
    Republic of Venezuela, Oil Value Recovery, wts., 4/15/20 ...................       Venezuela          3,035               --
                                                                                                                       ---------
    TOTAL COMMON STOCKS AND WARRANTS (COST $1,604,580) .........................                                         248,151
                                                                                                                       ---------
    PREFERRED STOCKS 1.0%
    Fresenius Medical Care Capital Trust II, 7.875%, pfd. ......................         Germany          3,000        3,015,000
    Sinclair Capital, 11.625%, pfd. ............................................   United States          8,000          852,000
                                                                                                                       ---------
    TOTAL PREFERRED STOCKS (COST $3,615,785) ...................................                                       3,867,000
                                                                                                                       ---------
    CONVERTIBLE PREFERRED STOCKS 2.1%
(a) COMMUNICATIONS
    McleodUSA Inc., cvt. pfd., .................................................   United States         10,226           54,198
                                                                                                                       ---------
    FINANCE .4%
    Capital One Financial, 6.25%, cvt. pfd. ....................................   United States         35,000        1,675,625
                                                                                                                       ---------
    INDUSTRIAL SERVICES .5%
    Weatherford International Inc., 5.00%, cvt. pfd. ...........................   United States         40,000        2,090,640
                                                                                                                       ---------
    TECHNOLOGY SERVICES .6%
    Electronic Data Systems Corp., 7.625%, cvt. pfd. ...........................   United States         50,000        2,405,000
                                                                                                                       ---------
    TRANSPORTATION .6%
    Union Pacific Capital Trust, 6.25%, cvt. pfd. ..............................   United States         47,500        2,300,330
                                                                                                                       ---------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $9,988,412) .......................                                       8,525,793
                                                                                                                       ---------

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(D)
                                                                                                    ------------
    BONDS 46.6%
    COMMERCIAL SERVICES 1.0%
(c) AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ...........   United States     $  700,000              875
(c) AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ......   United States        700,000               70
    Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13 ......................   United States      3,000,000        3,105,000
(e) Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12 ..............   United States        700,000          728,000
                                                                                                                       ---------
                                                                                                                       3,833,945
                                                                                                                       ---------
    COMMUNICATIONS 6.8%
    Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03,
     11.75% thereafter, 2/15/08 ................................................   United States      3,000,000          540,000
    American Cellular Corp., senior sub. note, 9.50%, 10/15/09 .................   United States      3,000,000        1,905,000
    AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 ..................   United States      3,200,000        3,159,667
    Crown Castle International Corp., senior note, 9.375%, 8/01/11 .............   United States      3,000,000        2,580,000
    Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ............   United States      2,000,000        1,910,000
(c) Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ................   United States      3,000,000           60,000


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                                     PRINCIPAL
                                                                                    COUNTRY           AMOUNT(D)          VALUE
--------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    COMMUNICATIONS (CONT.)
(c) IntelCom Group Inc., senior secured disc. note, 12.50%, 5/01/06 ............   United States     $2,250,000       $  123,750
    Intermedia Communications Inc., senior disc. note, B, zero cpn
     to 7/15/02, 11.25%  thereafter, 7/15/07 ...................................   United States      2,000,000        1,460,000
(c) Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ..........................   United States      1,000,000           13,750
(c) Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ..........................   United States      1,000,000           13,750
    Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
     9.75% thereafter, 10/31/07 ................................................   United States        500,000          337,500
    Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
     9.95% thereafter, 2/15/08 .................................................   United States      4,000,000        2,550,000
    Nextel Partners Inc., senior note, 11.00%, 3/15/10 .........................   United States      2,500,000        1,587,500
(c) Nextlink Communications Inc., senior note, zero cpn. to 4/15/13
     9.45% thereafter, 4/15/08 .................................................   United States        650,000           79,625
(c) Nextlink Communications Inc., senior note, zero cpn. to 6/01/04,
     12.25% thereafter, 6/01/09 ................................................   United States      2,000,000          215,000
(c) Nextlink Communications Inc., senior note, 9.625%, 10/01/07 ................   United States        250,000           35,000
(c) Nextlink Communications Inc., senior note, 9.00%, 3/15/08 ..................   United States        750,000          105,000
(c) RSL Communications PLC, senior disc. note, zero cpn. to 3/01/03,
     10.125% thereafter, 3/01/08 ...............................................  United Kingdom      1,000,000           35,000
(c) RSL Communications PLC, senior note, 12.00%, 11/01/08 ......................  United Kingdom        750,000           30,000
(c) RSL Communications PLC, senior note, 12.875%, 3/01/10 ......................  United Kingdom      1,250,000           50,000
    Rural Cellular Corp., A, senior sub. note, 9.75%, 1/15/10 ..................   United States      1,000,000          825,000
    Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
     11.25% thereafter, 4/15/09 ................................................   United States      4,650,000        1,581,000
    Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ....................   United States      3,000,000        1,485,000
    Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 .........................   United States      1,400,000        1,358,000
    Triton PCS Inc., senior sub. disc. note, zero cpn. to 5/01/03,
     11.00% thereafter, 5/01/08 ................................................   United States     1,750,000         1,548,750
    VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
     11.875% thereafter, 11/15/09 ..............................................   United States      1,000,000          845,000
    Voicestream Wireless Corp., senior note, 11.50%, 9/15/09 ...................   United States      2,000,000        2,265,000
                                                                                                                      ----------
                                                                                                                      26,698,292
                                                                                                                      ----------
    CONSUMER DURABLES .9%
    D.R. Horton Inc., senior note, 144A, 8.50%, 4/15/12 ........................   United States      3,500,000        3,513,125
(c) Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ......................   United States      2,000,000           40,000
                                                                                                                      ----------
                                                                                                                       3,553,125
                                                                                                                      ----------
    CONSUMER NON-DURABLES 3.0%
    American Greetings, senior sub. note, 11.75%, 7/15/08 ......................   United States      1,100,000        1,188,000
    Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09 ......................   United States      1,100,000        1,178,375
    Dimon Inc., senior note, 9.625%, 10/15/11 ..................................   United States      3,000,000        3,180,000
    Kellogg Co., note, 6.60%, 4/01/11 ..........................................   United States      3,000,000        3,088,602
    Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06 ...............   United States      1,550,000        1,077,250
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ..........   United States      1,500,000          682,500
    Russell Corp., senior note,144A, 9.25%, 5/01/10 ............................   United States      1,500,000        1,552,500
                                                                                                                      ----------
                                                                                                                      11,947,227
                                                                                                                      ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                                    PRINCIPAL
                                                                                    COUNTRY         AMOUNT(D)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CONSUMER SERVICES 14.2%
    AOL Time Warner Inc., note, 6.75%, 4/15/11 .................................   United States     $3,000,000      $ 2,846,355
    CanWest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11 ...............          Canada      2,600,000        2,827,500
    Century Communications Corp., senior disc. note, B, zero cpn., 1/15/08 .....   United States      5,500,000        2,612,500
    Chancellor Media Corp., senior note, 8.00%, 11/01/08 .......................   United States      3,000,000        3,120,000
    Charter Communications Holdings LLC, senior disc. note, zero cpn
     to 4/01/04, 9.92% thereafter, 4/01/11 .....................................   United States      4,500,000        3,150,000
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .......................   United States      1,750,000        1,732,500
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .........................  United Kingdom      3,000,000        2,745,000
    EchoStar Broadband Corp., senior disc. note, 10.375%, 10/01/07 .............   United States      3,000,000        3,232,500
    Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02,
     9.75% thereafter, 8/15/07 .................................................   United States      2,000,000        2,050,000
    Host Marriott LP, senior note, 9.25%, 10/01/07 .............................   United States      3,000,000        3,150,000
    Meristar Hospitality, senior note, 144A, 10.50%, 6/15/09 ...................   United States      3,000,000        3,217,500
    MGM Mirage Inc., senior note, 8.50%, 9/15/10 ...............................   United States      2,300,000        2,453,585
    Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
     13.75% thereafter, 7/15/11 ................................................          Canada      3,900,000        2,627,625
    Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ..........   United States      3,000,000        3,217,500
    Penton Media Inc., senior sub. note, 10.375%, 6/15/11 ......................   United States      3,000,000        2,385,000
    Royal Caribbean Cruises, 7.25%, 3/15/18 ....................................   United States      3,500,000        2,824,721
    Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 ...........   United States      2,200,000        2,299,000
    Six Flags Inc., senior note, 144A, 8.875%, 2/01/10 .........................   United States      3,100,000        3,162,000
    Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ....................   United States      3,000,000        3,273,750
    Yell Finance BV, senior disc. note, zero cpn. to 8/01/06
     13.50% thereafter, 8/01/11 ................................................  United Kingdom      2,300,000        1,621,500
    Yell Finance BV, senior note, 10.75%, 8/01/11 ..............................  United Kingdom      1,200,000        1,320,000
                                                                                                                     -----------
                                                                                                                      55,868,536
                                                                                                                     -----------
    ELECTRONIC TECHNOLOGY .7%
    Motors & Gears, senior note, 10.75%, 11/15/06 ..............................   United States        800,000          772,000
    Solectron Corp., senior note, 9.625%, 2/15/09 ..............................   United States      2,000,000        2,030,000
                                                                                                                     -----------
                                                                                                                       2,802,000
                                                                                                                     -----------
    ENERGY MINERALS 1.5%
    Chesapeake Energy Corp., senior note, 8.125%, 4/01/11 ......................   United States      2,800,000        2,814,000
    Hanover Equipment Trust 01, senior secured note, B, 144A, 8.75%, 9/01/11 ...   United States      3,000,000        3,052,500
                                                                                                                     -----------
                                                                                                                       5,866,500
                                                                                                                     -----------
    FINANCE 2.4%
    General Electric Capital Corp., 6.75%, 3/15/32 .............................   United States      3,000,000        2,971,683
    General Motors Acceptance Corp., note, 6.875%, 9/15/11 .....................   United States      3,000,000        3,004,785
    Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ......................   United States      1,700,000        1,865,750
(e) Western Financial Bank-FSB, sub debenture, 9.625%, 5/15/12 .................   United States      1,400,000        1,414,000
                                                                                                                     -----------
                                                                                                                       9,256,218
                                                                                                                     -----------
    HEALTH SERVICES 2.5%
    Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 .................   United States      3,000,000        3,075,000
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ............   United States      3,000,000        2,565,000



FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                                    PRINCIPAL
                                                                                    COUNTRY         AMOUNT(D)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    HEALTH SERVICES (CONT.)
    United Surgical Partners, senior sub. note,10.00%, 12/15/11 ................   United States     $2,700,000      $ 2,794,500
    Ventas Realty LP Capital Corp., senior note, 144A, 9.00%, 5/01/12 ..........   United States      1,500,000        1,541,250
                                                                                                                     -----------
                                                                                                                       9,975,750
                                                                                                                     -----------
    INDUSTRIAL SERVICES 1.4%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ...........   United States      3,000,000        2,973,750
    Petroleum Helicopters Inc., senior note, 144A, 9.375%, 5/01/09 .............   United States      1,100,000        1,138,500
    Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
     9.875% thereafter, 2/15/08 ................................................   United States      1,250,000        1,231,250
                                                                                                                     -----------
                                                                                                                       5,343,500
                                                                                                                     -----------
    NON-ENERGY MINERALS .5%
    Century Aluminum Co., senior secured note, 11.75%, 4/15/08 .................   United States        800,000          864,000
    Steel Dynamics Inc., senior note, 144A, 9.50%, 3/15/09 .....................   United States      1,000,000        1,060,000
                                                                                                                     -----------
                                                                                                                       1,924,000
                                                                                                                     -----------
    PROCESS INDUSTRIES 5.7%
(c) Anchor Glass, first mortgage, 11.25%, 4/01/05 ..............................   United States      2,300,000        2,426,500
    Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05 ...............   United States      1,200,000        1,098,000
    Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 ........   United States      2,000,000        1,610,000
    Equistar Chemical, senior note, 10.125%, 9/01/08 ...........................   United States      3,000,000        2,970,000
    Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03,
     10.75% thereafter, 1/15/09 ................................................   United States      1,700,000        1,487,500
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ..................   United States      1,200,000        1,134,000
    Graphic Packaging Corp., senior note, 144A, 8.625%, 2/15/12 ................   United States      ,300,000         1,368,250
    Hercules Inc., senior note, 11.125%, 11/15/07 ..............................   United States      1,700,000        1,901,875
    Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 .............   United States      5,000,000        1,250,000
    MacDermid Inc., senior sub. note, 9.125%, 7/15/11 ..........................   United States      2,000,000        2,130,000
    Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09 ..............   United States      2,250,000        2,463,750
(c) Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02 ...........       Indonesia      2,500,000          493,750
    Riverwood International, senior sub. note, 10.875%, 4/01/08 ................   United States      2,000,000        2,095,000
                                                                                                                     -----------
                                                                                                                      22,428,625
                                                                                                                     -----------
    PRODUCER MANUFACTURING 3.0%
    American Axle & Manufacturing, Inc., senior sub. note, 9.75%, 3/01/09 ......   United States      3,000,000        3,247,500
    Arvinmeritor, note, 8.75%, 3/01/12 .........................................   United States      1,500,000        1,604,567
    Joy Global Inc., senior sub. note, 144A, 8.75%, 3/15/12 ....................   United States        800,000          834,000
    Nortek Inc., senior note, B, 9.125%, 9/01/07 ...............................   United States        300,000          307,875
    Nortek Inc., senior note, B, 8.875%, 8/01/08 ...............................   United States      2,700,000        2,754,000
    Terex Corp., senior sub. note, 8.875%, 4/01/08 .............................   United States      1,000,000        1,047,500
    Terex Corp., senior sub. note, 9.25%, 7/15/11 ..............................   United States      1,500,000        1,586,250
    Terex Corp., senior sub. note, D, 8.875%, 4/01/08 ..........................   United States        500,000          523,750
                                                                                                                     -----------
                                                                                                                      11,905,442
                                                                                                                     -----------


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                                    PRINCIPAL
                                                                                    COUNTRY         AMOUNT(D)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
Retail Trade 1.2%
Kroger Co., senior note, 6.80%, 4/01/11 ........................................   United States     $3,000,000     $  3,062,859
Rite Aid Corp., debenture, 7.70%, 2/15/27 ......................................   United States      3,000,000        1,830,000
                                                                                                                    ------------
                                                                                                                       4,892,859
                                                                                                                    ------------
TRANSPORTATION .4%
Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ..............................         Bahamas      1,000,000          833,750
URS Corp., senior sub. note, 12.25%, 5/01/09 ...................................   United States        700,000          735,000
                                                                                                                    ------------
                                                                                                                       1,568,750
                                                                                                                    ------------
UTILITIES 1.4%
Calpine Corp., senior note, 8.625%, 8/15/10 ....................................   United States      3,000,000        2,569,290
CMS Energy Corp., senior note, 7.50%, 1/15/09 ..................................   United States      3,000,000        3,019,713
                                                                                                                    ------------
                                                                                                                       5,589,003
                                                                                                                    ------------
TOTAL BONDS (COST $206,813,323) ................................................                                     183,453,772
                                                                                                                    ------------
CONVERTIBLE BONDS 3.1%
COMMUNICATIONS .5%
Liberty Media Corp., Into Motorola, cvt., 3.50%, 1/15/31 .......................   United States      2,500,000        1,909,375
                                                                                                                    ------------
CONSUMER SERVICES 1.1%
Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ............................   United States      3,500,000        2,358,125
Charter Communications Inc., cvt., 4.75%, 6/01/06 ..............................   United States      2,750,000        1,997,188
                                                                                                                    ------------
                                                                                                                       4,355,313
                                                                                                                    ------------
ELECTRONIC TECHNOLOGY 1.0%
International Rectifier Corp., cvt., 4.25%, 7/15/07 ............................   United States      1,850,000        1,736,688
SCI Systems Inc., cvt., 3.00%, 3/15/07 .........................................   United States      3,000,000        2,261,250
                                                                                                                    ------------
                                                                                                                       3,997,938
                                                                                                                    ------------
HEALTH TECHNOLOGY .5%
ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 .................................   United States      2,000,000        2,065,000
                                                                                                                    ------------
TOTAL CONVERTIBLE BONDS (COST $14,767,703) .....................................                                      12,327,626
                                                                                                                    ------------

OTHER MORTGAGES/ASSET BACKED SECURITIES 2.3%
Champion Home Equity Loan Trust, Series 1996-2, Class A4, 8.00%, 9/25/28 .......   United States      1,000,000        1,044,079
Delta Home Equity, Series 1998-2, Class A6F, 6.37%, 7/15/28                        United States      1,670,731        1,736,560
GMAC Commercial Mortgage Securities Inc., Series 1998-C2, Class A2, 6.42%,
  5/15/35 ......................................................................   United States      2,600,000        2,718,533
Green Tree Financial Corp., Series 1996-2, Class A4, 7.20%, 4/15/27 ............   United States      1,036,585        1,092,976
Merrill Lynch Mortgage Investors Inc., Series 1995-C3, Class A3, 7.068%
 12/26/25 ......................................................................   United States        405,290          424,396
Residential Asset Securities Corp., Series 1999-KS1, Class A18, 6.32%,
 4/25/30 .......................................................................   United States        750,000          778,946
Vanderbilt Mortgage Finance, 6.525%, 1/07/32 ...................................   United States      1,375,000        1,307,995
                                                                                                                    ------------
TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COST $8,948,056) ................                                       9,103,485
                                                                                                                    ------------
U.S. GOVERNMENT AGENCIES/MORTGAGES 10.2%
FHLMC, 7.00%, 1/01/09 ..........................................................   United States          6,203            6,541
FHLMC, 6.50%, 4/01/11 ..........................................................   United States         12,401           12,903
FHLMC, 7.00%, 9/01/11 ..........................................................   United States         12,973           13,638



FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                  PRINCIPAL
                                                                    COUNTRY       AMOUNT(D)        VALUE
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
FHLMC, 7.00%, 4/01/24 .......................................   United States   $   16,662       $   17,321
FHLMC, 7.50%, 4/01/24 .......................................   United States       12,987           13,686
FHLMC, 8.50%, 12/01/24 ......................................   United States        5,818            6,298
FHLMC, 9.00%, 12/01/24 ......................................   United States        3,133            3,433
FHLMC, 7.00%, 11/01/25 ......................................   United States       10,445           10,846
FHLMC, 8.00%, 11/01/25 ......................................   United States        6,597            7,031
FHLMC, 6.50%, 12/01/25 ......................................   United States       17,894           18,295
FHLMC, 7.50%, 1/01/26 .......................................   United States        8,835            9,305
FHLMC, 8.00%, 1/01/26 .......................................   United States        3,788            4,037
FHLMC, 6.50%, 3/01/26 .......................................   United States       30,339           31,003
FHLMC, 7.00%, 9/01/26 .......................................   United States       15,237           15,807
FHLMC, 7.50%, 1/01/27 .......................................   United States       10,749           11,314
FHLMC, 7.00%, 4/01/28 .......................................   United States      220,327          228,284
FHLMC, 7.00%, 5/01/28 .......................................   United States      274,283          284,026
FHLMC, 6.50%, 6/01/29 .......................................   United States      358,427          364,599
FHLMC, 7.50%, 1/01/31 .......................................   United States    1,016,127        1,062,093
FHLMC, 7.00%, 1/01/32 .......................................   United States      430,101          444,061
FNMA, 7.50%, 10/01/07 .......................................   United States        9,788           10,398
FNMA, 6.50%, 2/01/09 ........................................   United States        9,736           10,163
FNMA, 6.50%, 4/01/11 ........................................   United States        8,179            8,509
FNMA, 6.00%, 4/01/13 ........................................   United States      584,242          598,965
FNMA, 6.50%, 6/01/13 ........................................   United States      415,984          431,408
FNMA, 5.50%, 3/01/14 ........................................   United States      739,356          743,963
FNMA, 5.50%, 6/01/14 ........................................   United States      780,823          785,688
FNMA, 7.50%, 10/01/14 .......................................   United States      243,683          257,797
FNMA, 6.00%, 7/01/16 ........................................   United States      954,442          967,997
FNMA, 6.00%, 10/01/16 .......................................   United States    1,899,447        1,926,424
FNMA, 6.50%, 1/01/24 ........................................   United States       16,792           17,182
FNMA, 7.00%, 5/01/24 ........................................   United States        5,459            5,677
FNMA, 8.00%, 1/01/25 ........................................   United States        5,022            5,357
FNMA, 9.00%, 3/01/25 ........................................   United States        1,206            1,317
FNMA, 9.00%, 5/01/25 ........................................   United States        2,401            2,622
FNMA, 8.50%, 7/01/25 ........................................   United States        3,471            3,764
FNMA, 8.00%, 12/01/25 .......................................   United States      189,231          201,624
FNMA, 7.00%, 1/01/26 ........................................   United States       20,388           21,178
FNMA, 7.00%, 3/01/26 ........................................   United States       18,701           19,407
FNMA, 8.00%, 5/01/26 ........................................   United States        5,522            5,881
FNMA, 8.00%, 6/01/26 ........................................   United States        3,370            3,589
FNMA, 7.50%, 10/01/26 .......................................   United States          768              809
FNMA, 8.00%, 1/01/27 ........................................   United States        7,956            8,461
FNMA, 7.00%, 4/01/27 ........................................   United States      288,454          298,955
FNMA, 6.50%, 3/01/28 ........................................   United States    1,603,358        1,632,563
FNMA, 7.00%, 5/01/28 ........................................   United States      671,102          695,111
FNMA, 7.00%, 6/01/28 ........................................   United States      681,365          703,701
FNMA, 6.00%, 9/01/28 ........................................   United States      713,610          711,327
FNMA, 6.00%, 10/01/28 .......................................   United States      662,927          660,806



FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT(D)         VALUE
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
FNMA, 6.50%, 12/01/28 .......................................   United States  $  632,896       $  644,424
FNMA, 7.50%, 12/01/28 .......................................   United States      30,222           31,722
FNMA, 6.00%, 1/01/29 ........................................   United States     750,778          748,376
FNMA, 7.00%, 2/01/29 ........................................   United States   2,050,084        2,124,713
FNMA, 7.50%, 10/01/29 .......................................   United States   1,041,960        1,089,691
FNMA, 6.50%, 5/01/31 ........................................   United States   1,744,356        1,767,514
FNMA, 6.50%, 8/01/31 ........................................   United States     917,851          930,037
FNMA, 6.50%, 10/01/31 .......................................   United States     492,259          498,795
FNMA, 6.50%, 11/01/31 .......................................   United States   3,863,787        3,915,084
FNMA, 6.50%, 12/01/31 .......................................   United States   1,983,785        2,010,122
FNMA, 6.00%, 1/01/32 ........................................   United States   1,998,155        1,976,696
FNMA, 7.00%, 1/01/32 ........................................   United States     997,044        1,029,729
FNMA, 6.00%, 2/01/32 ........................................   United States     296,515          293,291
FNMA, 6.50%, 3/01/32 ........................................   United States   1,597,964        1,619,037
GNMA, 7.00%, 7/15/08 ........................................   United States     385,631          408,782
GNMA, 7.50%, 8/20/16 ........................................   United States     321,117          341,990
GNMA, 7.50%, 8/20/17 ........................................   United States     272,250          290,101
GNMA, 6.50%, 4/20/31 ........................................   United States     753,200          761,117
GNMA, 7.00%, 7/15/31 ........................................   United States     961,441          994,068
GNMA, 6.00%, 12/15/31 .......................................   United States     994,539          985,332
GNMA, 6.50%, 3/15/32 ........................................   United States     400,000          405,912
GNMA, SF, 7.50%, 9/15/23 ....................................   United States       5,765            6,114
GNMA, SF, 6.50%, 3/15/24 ....................................   United States      31,949           32,698
GNMA, SF, 8.00%, 6/15/24 ....................................   United States       7,032            7,522
GNMA, SF, 8.50%, 8/15/24 ....................................   United States       2,639            2,865
GNMA, SF, 9.00%, 1/15/25 ....................................   United States       3,218            3,509
GNMA, SF, 8.00%, 2/15/25 ....................................   United States       5,147            5,509
GNMA, SF, 9.50%, 6/15/25 ....................................   United States       3,642            4,049
GNMA, SF, 7.50%, 1/15/26 ....................................   United States      13,886           14,665
GNMA, SF, 7.50%, 2/15/26 ....................................   United States       9,985           10,545
GNMA, SF, 9.00%, 3/15/26 ....................................   United States      11,258           12,257
GNMA, SF, 8.00%, 6/15/26 ....................................   United States      16,608           17,752
GNMA, SF, 8.00%, 7/15/26 ....................................   United States      19,537           20,884
GNMA, SF, 8.50%, 7/15/26 ....................................   United States       2,481            2,689
GNMA, SF, 8.00%, 9/15/26 ....................................   United States     338,734          362,079
GNMA, SF, 8.00%, 12/15/26 ...................................   United States     314,711          336,401
GNMA, SF, 8.00%, 9/15/27 ....................................   United States     190,902          203,769
GNMA, SF, 7.00%, 5/15/28 ....................................   United States      25,039           25,947
GNMA, SF, 6.50%, 12/15/28 ...................................   United States     320,157          326,065
GNMA, SF, 6.50%, 2/15/29 ....................................   United States     605,412          615,867
GNMA I, 7.50%, 5/15/27 ......................................   United States     395,109          416,985
GNMA I, 7.00%, 11/15/27 .....................................   United States     652,611          676,695
GNMA I, 8.00%, 4/15/28 ......................................   United States     354,574          377,319
GNMA II, 6.50%, 7/20/28 .....................................   United States     589,494          597,837
                                                                                                ----------
                                                                                                51,013,779
                                                                                                ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                    PRINCIPAL
                                                                      COUNTRY       AMOUNT(D)          VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
U.S. GOVERNMENT SECURITIES .2%
U.S. Treasury Bond, 6.125%, 11/15/27 ............................  United States  $   850,000     $    892,501
                                                                                                  ------------
OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 7.0%
FHLB, 5.477%, 1/28/09 ...........................................  United States    6,000,000        6,018,246
FHLMC, 6.00%, 6/15/11 ...........................................  United States    4,550,000        4,652,057
FHLMC, 5.50%, 9/15/11 ...........................................  United States      700,000          690,260
FNMA, 5.75%, 6/15/05 ............................................  United States    2,000,000        2,097,004
FNMA, 5.00%, 1/15/07 ............................................  United States   10,000,000       10,071,800
FNMA, 6.00%, 5/15/08 ............................................  United States    1,850,000        1,928,838
FNMA, 6.625%, 11/15/10 ..........................................  United States    1,850,000        1,976,379
                                                                                                  ------------
                                                                                                    16,672,524
                                                                                                  ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $67,082,124) ..                                   68,578,804
                                                                                                  ------------
FOREIGN GOVERNMENT AND AGENCY SECURITIES 25.0%
New South Wales Treasury Corp., 7.00%, 4/01/04 ..................    Australia      3,000,000 AUD    1,654,827
Queensland Treasury Corp., 6.50%, 6/14/05 .......................    Australia      1,180,000 AUD      647,743
Kingdom of Belgium, 7.75%, 10/15/04 .............................     Belgium       2,023,000 EUR    1,964,848
Republic of Brazil, 5.00%, 4/15/14 ..............................      Brazil       8,000,471        6,354,534
Republic of Brazil, 12.25%, 3/06/30 .............................      Brazil       4,635,000        4,073,006
Republic of Brazil, 11.00%, 8/17/40 .............................      Brazil       6,600,000        5,148,000
Republic of Bulgaria, 8.25%, 1/15/15 ............................     Bulgaria      4,062,000        3,917,799
Government of Canada, 6.00%, 6/01/11 ............................      Canada       1,313,000 CAD      858,933
Republic of Colombia, 9.75%, 4/23/09 ............................     Colombia        700,000          691,250
Republic of Colombia, 10.00%, 1/23/12 ...........................     Colombia        532,000          509,390
Kingdom of Denmark, 5.00%, 8/15/05 ..............................     Denmark       4,070,000 DKK      495,761
Republic of Ecuador, 144A, 12.00%, 11/15/12 .....................     Ecuador       1,166,000          972,153
Republic of Ecuador, FRN, 144A, 4.00%, 8/15/30 ..................     Ecuador       1,674,000          972,803
Government of France, 5.50%, 10/25/07 ...........................      France         322,000 EUR      295,233
Government of France, 4.00%, 10/25/09 ...........................      France       5,839,000 EUR    4,913,478
Federal Republic of Germany, 4.50%, 7/04/09 .....................     Germany       4,674,000 EUR    4,088,355
Federal Republic of Germany, 5.00%, 7/04/11 .....................     Germany       7,118,000 EUR    6,368,331
Buoni Poliennali Del Tes, 7.75%, 11/01/06 .......................      Italy        1,319,000 EUR    1,330,945
Government of Italy, 6.75%, 2/01/07 .............................      Italy        1,513,216 EUR    1,473,605
Government of Italy, 5.00%, 5/01/08 .............................      Italy          337,000 EUR      304,340
United Mexican States, 10.375%, 2/17/09 .........................      Mexico       2,696,000        3,166,452
United Mexican States, 9.875%, 2/01/10 ..........................      Mexico       1,000,000        1,151,250
United Mexican States, 11.375%, 9/15/16 .........................      Mexico       7,250,000        9,309,000
Government of Netherlands, 8.50%, 6/01/06 .......................   Netherlands     1,619,707 EUR    1,657,874
Government of New Zealand, 7.00%, 7/15/09 .......................   New Zealand     2,000,000 NZD      910,751
Government of New Zealand, 6.00%, 11/15/11 ......................   New Zealand     1,931,000 NZD      820,483
Republic of Panama, 8.875%, 9/30/27 .............................      Panama         698,000          685,785
Republic of Panama, 9.375%, 4/01/29 .............................      Panama         661,000          701,486
Republic of Peru, FRN, 4.50%, 3/07/17 ...........................       Peru        2,349,270        1,855,923
Republic of Philippines, 9.875%, 3/16/10 ........................   Philippines     1,500,000        1,635,000
Republic of Philippines, 10.625%, 3/16/25 .......................   Philippines     2,280,000        2,470,950
Federation of Russia, 144A, 11.00%, 7/24/18 .....................      Russia       4,000,000        4,391,248


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                    PRINCIPAL
                                                                      COUNTRY       AMOUNT(D)          VALUE
---------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT AND AGENCIES SECURITIES (CONT.)
    Federation of Russia, FRN, 5.00%, 3/31/30 ...................       Russia      $7,028,000     $  4,925,532
    Federation of Russia, Reg S, 10.00%, 6/26/07 ................       Russia       4,000,000        4,298,640
    Bonos Y Oblig Del Estado, 3.25%, 1/31/05 ....................       Spain        2,768,000        2,422,670
    Kingdom of Sweden, 10.25%, 5/05/03 ..........................       Sweden       7,000,000 SEK      716,494
    Republic of Turkey, 12.375%, 6/15/09 ........................       Turkey       1,202,000        1,302,728
    Republic of Turkey, 11.875%, 1/15/30 ........................       Turkey       1,247,000        1,300,933
    United Kingdom, 6.50%, 12/07/03 .............................   United Kingdom     995,000 GBP    1,490,035
    United Kingdom, 7.50%, 12/07/06 .............................   United Kingdom   2,081,000 GBP    3,316,801
    Republic of Venezuela, 9.25%, 9/15/27 .......................     Venezuela      3,994,000        2,833,741
                                                                                                   ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $93,525,224) .........................................                                    98,399,110
                                                                                                   ------------
    TOTAL LONG TERM INVESTMENTS (COST $406,345,207) .............                                   384,503,741
                                                                                                   ------------

                                                                                      SHARES
                                                                                    ----------
(b) SHORT TERM INVESTMENTS 1.4%
    Franklin Institutional Fiduciary Trust Money Market Portfolio
     (Cost $5,596,963) ..........................................   United States    5,596,963        5,596,963
                                                                                                   ------------
    TOTAL INVESTMENTS (COST $411,942,170) 99.0% .................                                   390,100,704
    OTHER ASSETS, LESS LIABILITIES 1.0% .........................                                     3,749,209
                                                                                                   ------------
    NET ASSETS 100.0% ...........................................                                  $393,849,913
                                                                                                   ============

    CURRENCY ABBREVIATIONS:
    AUD - Australian Dollar
    CAD - Canadian Dollar
    DKK - Danish Krone
    EUR - European Union Euro
    GBP - British Pound
    NZD - New Zealand Dollar
    SEK - Swedish Krona







(a)Non-income producing
(b)The Franklin Institutional Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(c)See Note 6 regarding defaulted securities.
(d)The principal amount is stated in U.S. dollars unless otherwise indicated.
(e)Sufficient collateral has been segregated for securities traded on a when issued or delayed delivery basis.

                    See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002

Assets:
 Investments in securities:
  Cost ...................................................................................   $411,942,170
                                                                                             =============
  Value ..................................................................................    390,100,704
 Receivables:
  Investment securities sold .............................................................        225,349
  Capital shares sold ....................................................................      1,433,246
  Dividends and interest .................................................................      6,374,193
                                                                                             -------------
      Total assets .......................................................................    398,133,492
                                                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................      3,152,094
  Capital shares redeemed ................................................................        657,697
  Affiliates .............................................................................        295,999
  Shareholders ...........................................................................         96,436
 Other liabilities .......................................................................         81,353
                                                                                             -------------
      Total liabilities ..................................................................      4,283,579
                                                                                             -------------
      Net assets, at value ..............................................................    $393,849,913
                                                                                             =============
 Net assets consist of:
  Undistributed net investment loss ......................................................   $ (1,317,242)
  Net unrealized depreciation ............................................................    (21,824,263)
  Accumulated net realized loss ..........................................................    (27,142,589)
  Capital shares .........................................................................    444,134,007
                                                                                             -------------
       Net assets, at value ..............................................................   $393,849,913
                                                                                             =============







                             See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002

CLASS A:
 Net asset value per share(a) ($261,446,207 [DIVIDE] 27,946,428 shares outstanding) ......          $9.36
                                                                                             ============
 Maximum offering price per share ($9.36 [DIVIDE] 95.75%) ................................          $9.78
                                                                                             ============
CLASS B:
 Net asset value and maximum offering price per share(a)
   ($40,820,846 [DIVIDE] 4,351,359 shares outstanding) ...................................          $9.38
                                                                                             ============
CLASS C:
 Net asset value per share(a) ($58,851,253 [DIVIDE] 6,290,761 shares outstanding) ........          $9.36
                                                                                             ============
 Maximum offering price per share ($9.36 [DIVIDE] 99%) ...................................          $9.45
                                                                                             ============
CLASS R:
 Net asset value and maximum offering price per share(a)
   ($1,238,776 [DIVIDE] 132,622 shares outstanding) ......................................          $9.34
                                                                                             ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
   ($31,492,831 [DIVIDE] 3,365,330 shares outstanding) ...................................          $9.36
                                                                                             ============







(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                            See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002

Investment income:
 Dividends ...............................................................................    $ 1,350,832
 Interest ................................................................................     30,934,597
                                                                                              -----------
      Total investment income ............................................................     32,285,429
                                                                                              -----------
Expenses:
 Management fees (Note 3) ................................................................      1,845,994
 Distribution fees (Note 3)
  Class A ................................................................................        630,893
  Class B ................................................................................        208,073
  Class C ................................................................................        333,120
  Class R ................................................................................            508
 Transfer agent fees (Note 3) ............................................................        488,443
 Custodian fees ..........................................................................         38,223
 Reports to shareholders .................................................................         35,194
 Registration and filing fees ............................................................         79,606
 Professional fees .......................................................................         32,892
 Trustees' fees and expenses .............................................................          3,411
 Other ...................................................................................         11,625
                                                                                              -----------
      Total expenses .....................................................................      3,707,982
      Expenses waived/paid by affiliate (Note 3) .........................................       (412,425)
                                                                                              -----------
       Net expenses ......................................................................      3,295,557
                                                                                              -----------
        Net investment income ............................................................     28,989,872
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ............................................................................    (16,125,331)
  Foreign currency transactions ..........................................................        (42,252)
                                                                                              -----------
      Net realized loss ..................................................................    (16,167,583)
 Net unrealized appreciation on:
  Investments ............................................................................      8,319,587
  Translation of assets and liabilities denominated in foreign currencies ................         39,994
                                                                                              -----------
      Net unrealized appreciation ........................................................      8,359,581
                                                                                              -----------
 Net realized and unrealized loss ........................................................     (7,808,002)
                                                                                              -----------
 Net increase in net assets resulting from operations ....................................    $21,181,870
                                                                                              ===========


                          See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001

                                                                                    2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $ 28,989,872  $ 27,003,235
  Net realized loss from investments and foreign currency transactions ......   (16,167,583)   (5,733,575)
  Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies .............     8,359,581    (3,775,189)
                                                                               ---------------------------
      Net increase in net assets resulting from operations ..................    21,181,870    17,494,471
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................................   (20,540,830)  (20,013,775)
   Class B ..................................................................    (2,454,920)   (1,332,874)
   Class C ..................................................................    (3,999,273)   (3,216,931)
   Class R ..................................................................        (1,463)           --
   Advisor Class ............................................................    (2,512,157)   (1,932,889)
                                                                               ---------------------------
 Total distributions to shareholders ........................................   (29,508,643)  (26,496,469)
 Capital share transactions: (Note 2)
   Class A ..................................................................    21,362,096    (1,802,191)
   Class B ..................................................................    16,770,793    11,526,671
   Class C ..................................................................    13,220,808     8,192,689
   Class R ..................................................................     1,227,199            --
   Advisor Class ............................................................     6,867,724     4,230,934
                                                                               ---------------------------
 Total capital share transactions ...........................................    59,448,620    22,148,103
      Net increase in net assets ............................................    51,121,847    13,146,105
Net assets:
 Beginning of year ..........................................................   342,728,066   329,581,961
                                                                               ---------------------------
 End of year ................................................................  $393,849,913  $342,728,066
                                                                               ===========================
Undistributed net investment income included in net assets:
 End of year ................................................................  $ (1,317,241)    $ 168,320
                                                                               ===========================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The Fund's investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:
Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:
No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. AUDIT GUIDE:
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to May 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $806,295 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $466,832, increase unrealized gains by $90,507, and decrease realized losses by $376,325. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective January 1, 2002, the Fund offered Class R shares to qualified investors. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                           YEAR ENDED APRIL 30,
                                                        --------------------------------------------------------
                                                                   2002                         2001
                                                        --------------------------------------------------------
                                                           SHARES       AMOUNT         SHARES       AMOUNT
                                                        --------------------------------------------------------
CLASS A SHARES:
 Shares sold .........................................   8,149,031   $76,316,502      6,960,142   $67,662,798
 Shares issued in reinvestment of distributions ......   1,438,430    13,441,118      1,358,104    13,177,316
 Shares redeemed .....................................  (7,308,211)  (68,395,524)    (8,505,934)  (82,642,305)
                                                        --------------------------------------------------------
 Net increase (decrease) .............................   2,279,250   $21,362,096       (187,688)  $(1,802,191)
                                                        ========================================================
CLASS B SHARES:
 Shares sold .........................................   2,066,257   $19,381,032      1,346,806   $13,144,232
 Shares issued in reinvestment of distributions ......     156,704     1,467,552         88,397       859,860
 Shares redeemed .....................................    (435,116)   (4,077,791)      (254,783)   (2,477,421)
                                                        --------------------------------------------------------
 Net increase ........................................   1,787,845   $16,770,793      1,180,420   $11,526,671
                                                        ========================================================


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                           YEAR ENDED APRIL 30,
                                                        --------------------------------------------------------
                                                                   2002                         2001
                                                        --------------------------------------------------------
                                                           SHARES       AMOUNT          SHARES       AMOUNT
                                                        --------------------------------------------------------
CLASS C SHARES:
 Shares sold .........................................   2,904,963   $27,184,561      2,346,949   $22,796,870
 Shares issued in reinvestment of distributions ......     255,998     2,391,470        185,171     1,796,356
 Shares redeemed .....................................  (1,746,321)  (16,355,223)    (1,691,770)  (16,400,537)
                                                        --------------------------------------------------------
 Net increase ........................................   1,414,640   $13,220,808        840,350   $ 8,192,689
                                                        ========================================================
CLASS R SHARES:(a)
 Shares sold .........................................     132,491   $ 1,226,169
 Shares issued in reinvestment of distributions ......         131         1,030
                                                        -------------------------
 Net increase ........................................     132,622   $ 1,227,199
                                                        =========================
ADVISOR CLASS SHARES:
 Shares sold .........................................     843,522   $ 8,021,451        343,283   $ 3,367,126
 Shares issued in reinvestment of distributions ......     268,611     2,509,024        199,123     1,931,882
 Shares redeemed .....................................    (395,166)   (3,662,751)      (109,432)   (1,068,074)
                                                        --------------------------------------------------------
 Net increase ........................................     716,967   $ 6,867,724        432,974   $ 4,230,934
                                                        ========================================================

(a)For the period January 1, 2002 (effective date) to April 30, 2002.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

 ENTITY                                                 AFFILIATION
--------------------------------------------------------------------------------
 Franklin Templeton Services, LLC. (FT Services)        Administration manager
 Franklin Advisers, Inc. (Advisers)                     Investment manager
 Templeton Investment Counsel, LLC (TIC)                Investment manager
 Franklin/Templeton Distributors, Inc. (Distributors)   Principal Underwriter
 Franklin/Templeton Investor Services,
       LLC. (Investor Services)                         Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE    DAILY NET ASSETS
--------------------------------------------------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     In excess of $250 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

Under a subadvisory agreement, Templeton Investment Counsel, LLC (TIC) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, .65%, .65%, and .50% per year of the average net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $725,561 and $78,628, respectively.

The Fund paid transfer agent fees of $488,443, of which $278,439 was paid to Investors Services.


4. INCOME TAXES

At April 30, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $11,940,256 and $16,324, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

At April 30, 2002, the Fund had tax basis capital losses of $13,978,512 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2003 ..........................   $  254,062
         2004 ..........................      368,716
         2007 ..........................      780,115
         2008 ..........................    4,559,001
         2009 ..........................    2,892,140
         2010 ..........................    5,124,478
                                          ============
                                          $13,978,512
                                          ============

At April 30, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

        Cost of investments ...................  $414,047,788
                                                 =============
        Unrealized appreciation ...............    19,802,171
        Unrealized depreciation ...............   (43,749,255)
                                                 =============
        Net unrealized depreciation ...........  $(23,947,084)
                                                 =============
        Undistributed ordinary income .........     $ 961,864
        Undistributed long-term capital gains .            --
                                                 =============
        Distributable earnings ................     $ 961,864
                                                 =============

The tax character of distributions paid during the year ended April 30, 2002, was the same for financial statement and tax purposes.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll transactions, paydown losses, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll transactions, paydown losses, and bond discounts and premiums.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2002 aggregated $233,289,686 and $173,760,913, respectively.


6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 58.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 2002, the Fund held defaulted securities with a value aggregating $3,722,070 representing 1.0% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides estimates for losses on interest receivable.


7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Metrocall Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2002

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 3.08% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                 NUMBER OF
                                                      PORTFOLIOS IN FUND
                                        LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Trustee      Since 1991            105           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)      Trustee      Since 1991            133           Director, RBC Holdings, Inc. (bank holding
One Franklin Parkway                                                        company) and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)   Trustee      Since 1991            134           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)      Trustee      Since 1998             82           Director, Amerada Hess Corporation (exploration and
One Franklin Parkway                                                        refining of oil and gas); Hercules Incorporated
San Mateo, CA 94403-1906                                                    (chemicals, fibers and resins); Beverly Enterprises,
                                                                            Inc. (health care); H.J. Heinz Company (processed foods
                                                                            and allied products); RTI International Metals, Inc.
                                                                            (manufacture and distribution of titanium); Digex
                                                                            Incorporated (web hosting provider); and Canadian
                                                                            National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the
Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION       TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)     Trustee        Since 1991            105           Director, The California Center for Land Recycling
One Franklin Parkway                                                          (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)     Trustee        Since 1992            133           Director, Martek Biosciences Corporation; WorldCom,
One Franklin Parkway                                                          Inc. (communications services); MedImmune, Inc.
San Mateo, CA 94403-1906                                                      (biotechnology); Overstock.com (Internet services);
                                                                              and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                        NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION       TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)     Vice President Vice President         33           None
One Franklin Parkway       and Trustee    since 1991
San Mateo, CA 94403-1906                  and Trustee
                                          since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and
officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)  Chairman of    Chairman of           133           None
One Franklin Parkway       the Board      the Board
San Mateo, CA 94403-1906   and Trustee    since 1993 and
                                          Trustee since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of
48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON,       President      President             117           None
  JR. (61)                 and Trustee    since 1993
One Franklin Parkway                      and Trustee
San Mateo, CA 94403-1906                  since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION       TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)    Vice President Since 1995            Not           None
One Franklin Parkway       and Chief                            Applicable
San Mateo, CA 94403-1906   Financial
                           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)         Vice           Since 2000            Not           None
One Franklin Parkway       President                            Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)      Vice           Since 2000            Not           None
One Franklin Parkway       President                            Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (53)    Vice           Since 2000            Not           None
One Franklin Parkway       President                            Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)    Vice           Since 1991            Not           None
One Franklin Parkway       President                            Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION       TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)       Vice           Since 1991            Not           None
26335 Carmel Rancho Blvd.  President                            Applicable
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment
Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J.             Vice           Since 2000            Not           None
  MOLUMPHY (40)            President                            Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)  Treasurer      Since 2000            Not           None
One Franklin Parkway       and Principal                        Applicable
San Mateo, CA 94403-1906   Accounting
                           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)     Vice President Since 2000            Not           None
One Franklin Parkway       and Secretary                        Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.






--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------
42

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

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
LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTERED MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth
 Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           05/02

[LOGO OMITTED]
FRANKLIN[REGISTERED MARK] TEMPLETON[REGISTERED MARK]
INVESTMENTS     One Franklin Parkway
                San Mateo, CA  94403-1906



ANNUAL REPORT
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN [REGISTERED MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Income Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 A2002 06/02


[LOGO OMITTED]
Printed on recycled paper



















Annual Report

[GRAPHIC OMITTED]

                                                                  APRIL 30, 2002

FRANKLIN STRATEGIC SERIES
-
   FRANKLIN BLUE CHIP FUND


[LOGO OMITTED]
FRANKLIN[REGISTERED MARK] TEMPLETON[REGISTERED MARK]
INVESTMENTS

[GRAPHIC OMITTED]

                                           THANK YOU FOR INVESTING WITH FRANKLIN
                                        TEMPLETON. WE ENCOURAGE OUR INVESTORS TO
                                            MAINTAIN A LONG-TERM PERSPECTIVE AND
                                            REMEMBER THAT ALL SECURITIES MARKETS
                                        MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND
                                           SHARE PRICES. WE APPRECIATE YOUR PAST
                                        SUPPORT AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]
ALYSSA C. RIEDER
PORTFOLIO MANAGER
FRANKLIN BLUE CHIP FUND

[GRAPHIC OMITTED]

FRANKLINTEMPLETON.COM

Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN BLUE CHIP FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN BLUE CHIP COMPANIES WITH MARKET CAPITALIZATIONS OF $1 BILLION OR MORE, WHICH THE MANAGERS BELIEVE HAVE QUALITY MANAGEMENT AND SUPERIOR PRODUCTS OR SERVICES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Franklin Blue Chip Fund covers the fiscal year ended April 30, 2002, a challenging time for the U.S. as a whole due to the September 11 tragedies. For much of the period, the country dealt with a significant economic slowdown and recession, but toward the period's end it appeared to show signs of recovery. Consumer confidence experienced a strong rebound, particularly in sentiment about future expectations. Gross domestic product
(GDP) grew at a surprisingly solid pace in the fourth quarter of 2001 and the first quarter of 2002, demonstrating the economy's resilience. Inflation remained well in check and consumer spending continued to be robust. Additionally, many companies worked to bring down high business inventories to more reasonable levels. The Federal Reserve Board (the Fed) aggressively reduced interest rates for most of 2001, with the federal funds discount rate falling 2.75% to 1.75%, the lowest level in more than 40 years, as the Fed attempted to support an economic soft landing.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 14.


CONTENTS

Shareholder Letter            1

Performance Summary           6

Financial Highlights &
Statement of Investments     10

Financial Statements         18

Notes to
Financial Statements         22

Independent
Auditors' Report             26

Board Members
and Officers                 27


[GRAPHIC OMITTED]
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME

[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS
4/30/02

FINANCE 17.8%
HEALTH TECHNOLOGY 11.8%
ELECTRONIC TECHNOLOGY 11.5%
RETAIL TRADE 8.8%
CONSUMER NON-DURABLES 6.8%
CONSUMER SERVICES 6.4%
TECHNOLOGY SERVICES 5.5%
ENERGY MINERALS 5.3%
HEALTH SERVICES 5.1%
PRODUCER MANUFACTURING 5.1%
COMMUNICATIONS 3.6%
DISTRIBUTION SERVICES 2.0%
OTHER 7.5%
SHORT-TERM INVESTMENTS
& OTHER NET ASSETS 2.8%


Relative to our benchmark's and peers' returns, the Fund performed favorably over the past year, a difficult period for equity investments, when most growth and value stocks posted losses. For the 12-month period ended April 30, 2002, the Dow Jones Industrial Average fell 5.67% while the Nasdaq Composite Index was 19.31% lower.1 The Fund's benchmark, the Standard & Poor's 500 Composite Index (S&P 500), fell 12.62%.2 Franklin Blue Chip Fund's Class A shares posted a -11.82% 12-month cumulative total return as of April 30, 2002, as shown in the Performance Summary beginning on page 6. In comparison, the Lipper Large Cap Core Funds average, consisting of 826 large cap core funds, returned -13.93% for the same period. Looking longer term, the Fund's Class A shares' three-year cumulative total return was -3.22%, placing the Fund in the top 8% of its Lipper Large Cap Core Funds peer group, consisting of 623 funds for the three years ended April 30, 2002.3 As a blend or "core" fund, Franklin Blue Chip Fund is invested in both growth and value companies. This broad mandate allows us to defensively position the portfolio when we are concerned about the economy and also provides opportunities to participate in a recovery.

Throughout the period, we adhered to the Fund's bottom-up strategy and focused on remaining fully invested in market

1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.
2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
3. Source: Lipper Inc. The Lipper average does not include sales charges; past and present expense reductions by the Fund's manager increased the Fund's total returns. The Fund's performance relative to the Lipper average may have differed if such factors had been considered.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

leaders with sustainable competitive advantages in industries with solid earnings growth rates. To qualify as an investment for the Fund, a company generally must have market dominance, management excellence, and possess strong revenue growth, cash-flow growth, or earnings growth. We continue to emphasize a long-term outlook in our investments rather than trying to time short-term market cycles. Our rigorous analysis eliminates all but the highest-quality companies, while our long-term orientation leads to lower costs associated with portfolio turnover.

At the end of the annual period, the financial services sector represented the Fund's and the S&P 500's largest weighting. The Fund's positions in high-quality names such as Fifth Third Bancorp and Wells Fargo helped performance in this period of increased credit quality concern. Electronic technology was the Fund's third-highest weighting, yet we were underweighted in this industry compared with the S&P 500 due to our ongoing concerns about the lack of future earnings visibility, high valuations, increased volatility and the pullback in technology spending by many companies. Still, we continue to believe in this industry's long-term growth prospects and fundamentals and added to our electronic technology holdings when market declines allowed us to find what we believed to be bargains in attractive companies. We are particularly optimistic about semiconductor and semiconductor equipment holdings as well as several test and measurement companies.

During the period, several of our retail trade names, in particular our emphasis on discount stores Wal-Mart and Target, contributed strong returns, aiding the Fund's performance. Also bolstering the Fund were several of our health care-related positions including laboratory service provider Lab Corp. of America, pharmacy benefit manager Caremark Rx and hospital


TOP 10 HOLDINGS
4/30/02

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
----------------------------------

Microsoft Corp.               2.8%
TECHNOLOGY SERVICES, U.S.

Pfizer Inc.                   2.7%
HEALTH TECHNOLOGY, U.S.

Wal-Mart Stores Inc.          2.6%
RETAIL TRADE, U.S.

General Electric Co.          2.5%
PRODUCER MANUFACTURING, U.S.

Exxon Mobil Corp.             2.3%
ENERGY MINERALS, U.S.

Citigroup Inc.                2.3%
FINANCE, U.S.

Pharmacia Corp.               2.3%
HEALTH TECHNOLOGY, U.S.

Bristol-Myers Squibb Co.      1.7%
HEALTH TECHNOLOGY, U.S.

Wells Fargo & Co.             1.7%
FINANCE, U.S.

Wyeth                         1.7%
HEALTH TECHNOLOGY, U.S.

firm HCA. In addition, our underweighted position in electronic technology helped our relative performance versus the S&P 500. The biggest areas of disappointment included electric utilities, industrial services and communications companies, which were weaker than the broader markets.

We were overweighted relative to the S&P 500 in the health services, financial conglomerate, specialty pharmaceutical, major food, broadcasting and airline industries on April 30, 2002. If the economy continues a moderate recovery, investors, in our opinion, will desire such companies that possess strong and predictable growth. Following this belief, we purchased shares of General Mills, Goldman Sachs, Bed Bath & Beyond, Procter & Gamble and United Technologies.

Looking forward, although signs are positive for a reasonable recovery over the next year, the economy may not recover as fast or as strongly as some expect. Layoff announcements are still high. Investors remain concerned about accounting and integrity issues at companies after several high-profile bankruptcies. Credit quality across most economic sectors is weak, and bank lending and credit standards continue to be tight. Many company managements report a lack of pricing power and lament the difficulty of increasing revenues.

However, we are optimistic about the growth prospects for high-quality, proven market leaders. It is normal for markets to correct from time to time. These corrections can be healthy for long-term growth in financial markets as they weed out weaker, less efficient and often irrational competitors. Well-run companies can exploit downturns and use them to lay the groundwork for stronger competitive positions and market share growth. We are beginning to see signs of a recovery in 2002, and the market is likely to lead the recovery of improved corporate profits. We believe that as the global economy continues to recover, blue chip companies should fare the best due to their impressive market leadership positions, solid balance sheets, leading-edge products and experienced management teams. We continue to try to balance these views and concerns to position the Fund in areas where we see more consistent signs of strength and recovery.

Thank you for your support of Franklin Blue Chip Fund. We welcome your comments and suggestions, and look forward to serving you in the future.

Sincerely,

/S/ ALYSSA C. RIEDER
Alyssa C. Rieder, CFA
Portfolio Manager
Franklin Blue Chip Fund


A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/02
DISTRIBUTIONS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CLASS A: SUBJECT TO THE CURRENT, MAXIMUM 5.75% INITIAL SALES CHARGE. PRIOR TO 8/3/98, FUND SHARES WERE OFFERED AT A LOWER INITIAL SALES CHARGE; THUS ACTUAL TOTAL RETURNS MAY DIFFER.*

CLASS B: SUBJECT TO NO INITIAL SALES CHARGE, BUT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 0% OVER SIX YEARS. THESE SHARES HAVE HIGHER ANNUAL FEES AND EXPENSES THAN CLASS A SHARES.*

CLASS C: SUBJECT TO 1% INITIAL SALES CHARGE AND 1% CDSC FOR SHARES REDEEMED WITHIN 18 MONTHS OF INVESTMENT. THESE SHARES HAVE HIGHER ANNUAL FEES AND EXPENSES THAN CLASS A SHARES.*

CLASS R: NO INITIAL SALES CHARGE, BUT SUBJECT TO 1% CDSC FOR SHARES REDEEMED WITHIN 18 MONTHS OF INVESTMENT; ARE AVAILABLE TO CERTAIN ELIGIBLE INVESTORS AS DESCRIBED IN THE PROSPECTUS. THESE SHARES HAVE HIGHER ANNUAL FEES AND EXPENSES THAN CLASS A SHARES.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Directors.


PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.75         $13.05    $14.80

CLASS B                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.82         $12.87    $14.69

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.83         $12.91    $14.74

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.71         $13.04    $13.75

Past performance does not guarantee future results.

PERFORMANCE

                                                       INCEPTION
CLASS A                               1-YEAR   5-YEAR  (6/3/96)
----------------------------------------------------------------
Cumulative Total Return1              -11.82%  +30.88%  +42.85%
Average Annual Total Return2          -16.88%   +4.29%   +5.16%
Value of $10,000 Investment3          $8,312   $12,338  $13,464
Avg. Ann. Total Return (3/31/02)4      -4.74%   +6.11%   +6.32%

                                                       INCEPTION
CLASS B                                        1-YEAR  (2/1/00)
----------------------------------------------------------------
Cumulative Total Return1                       -12.39%  -18.95%
Average Annual Total Return2                   -15.89%  -10.11%
Value of $10,000 Investment3                   $8,411   $7,870
Avg. Ann. Total Return (3/31/02)4               -3.56%   -7.95%

                                                       INCEPTION
CLASS C                                        1-YEAR  (2/1/00)
----------------------------------------------------------------
Cumulative Total Return1                       -12.42%  -18.70%
Average Annual Total Return2                   -14.16%   -9.22%
Value of $10,000 Investment3                   $8,584   $8,047
Avg. Ann. Total Return (3/31/02)4               -1.57%   -7.00%

                                                       INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return1                                -5.16%
Aggregate Total Return5                                 -6.11%
Value of $10,000 Investment3                            $9,389
Aggregate Total Return (3/31/02)4, 5                    -0.27%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                  4/30/02
--------------------------------
1-Year                   -16.88%
5-Year                    +4.29%
Since Inception (6/3/96)  +5.16%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Date     Franklin Blue Chip Fund - Class A    S&P 500 Index     S&P 500
-----------------------------------------------------------------------
6/3/96                  $9,425                   $10,000
6/30/96                 $9,548                   $10,038         0.38%
7/31/96                 $9,274                   $9,594         -4.42%
8/31/96                 $9,359                   $9,797          2.11%
9/30/96                 $9,651                   $10,347         5.62%
10/31/96                $9,651                   $10,633         2.76%
11/30/96                $10,028                  $11,436         7.55%
12/31/96                $9,955                   $11,209        -1.98%
1/31/97                 $10,126                  $11,909         6.24%
2/28/97                 $10,182                  $12,003         0.79%
3/31/97                 $10,021                  $11,511        -4.10%
4/30/97                 $10,287                  $12,197         5.96%
5/31/97                 $10,969                  $12,938         6.08%
6/30/97                 $11,358                  $13,518         4.48%
7/31/97                 $11,823                  $14,593         7.95%
8/31/97                 $10,884                  $13,775        -5.60%
9/30/97                 $11,358                  $14,529         5.47%
10/31/97                $10,438                  $14,044        -3.34%
11/30/97                $10,543                  $14,694         4.63%
12/31/97                $10,696                  $14,947         1.72%
1/31/98                 $10,802                  $15,111         1.10%
2/28/98                 $11,446                  $16,201         7.21%
3/31/98                 $11,763                  $17,030         5.12%
4/30/98                 $11,974                  $17,202         1.01%
5/31/98                 $11,696                  $16,906        -1.72%
6/30/98                 $11,955                  $17,593         4.06%
7/31/98                 $11,946                  $17,406        -1.06%
8/31/98                 $10,235                  $14,893        -14.44%
9/30/98                 $10,658                  $15,847         6.41%
10/31/98                $11,648                  $17,136         8.13%
11/30/98                $12,272                  $18,174         6.06%
12/31/98                $12,647                  $19,221         5.76%
1/31/99                 $13,053                  $20,024         4.18%
2/28/99                 $12,917                  $19,402        -3.11%
3/31/99                 $13,487                  $20,178         4.00%
4/30/99                 $13,912                  $20,958         3.87%
5/31/99                 $13,506                  $20,464        -2.36%
6/30/99                 $14,298                  $21,600         5.55%
7/31/99                 $14,163                  $20,926        -3.12%
8/31/99                 $14,327                  $20,821        -0.50%
9/30/99                 $14,114                  $20,251        -2.74%
10/31/99                $14,954                  $21,532        6.33%
11/30/99                $15,582                  $21,970         2.03%
12/31/99                $17,026                  $23,264         5.89%
1/31/00                 $16,359                  $22,096        -5.02%
2/29/00                 $16,707                  $21,678        -1.89%
3/31/00                 $18,219                  $23,798         9.78%
4/30/00                 $17,801                  $23,082        -3.01%
5/31/00                 $17,413                  $22,609        -2.05%
6/30/00                 $17,752                  $23,167         2.47%
7/31/00                 $17,493                  $22,806        -1.56%
8/31/00                 $18,667                  $24,222         6.21%
9/30/00                 $18,139                  $22,943        -5.28%
10/31/00                $17,762                  $22,847        -0.42%
11/30/00                $16,061                  $21,046        -7.88%
12/31/00                $16,280                  $21,150         0.49%
1/31/01                 $16,807                  $21,900         3.55%
2/28/01                 $15,311                  $19,905        -9.11%
3/31/01                 $14,145                  $18,645        -6.33%
4/30/01                 $15,269                  $20,092         7.76%
5/31/01                 $15,476                  $20,227         0.67%
6/30/01                 $15,022                  $19,735        -2.43%
7/31/01                 $14,836                  $19,542        -0.98%
8/31/01                 $13,846                  $18,320        -6.25%
9/30/01                 $12,618                  $16,842        -8.07%
10/31/01                $12,814                  $17,164         1.91%
11/30/01                $13,918                  $18,480         7.67%
12/31/01                $14,155                  $18,643         0.88%
1/31/02                 $13,856                  $18,371        -1.46%
2/28/02                 $13,629                  $18,016        -1.93%
3/31/02                 $14,299                  $18,693         3.76%
4/30/02                 $13,464                  $17,561        -6.06%


AVERAGE ANNUAL TOTAL RETURN

CLASS B                   4/30/01
---------------------------------
1-Year                    -15.89%
Since Inception (2/1/00)  -10.11%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Date     Franklin Blue Chip Fund - Class B  S&P 500 Index     S&P 500
-----------------------------------------------------------------------
2/1/00                 $10,000                 $10,000
2/29/00                $10,207                 $9,811          -1.89%
3/31/00                $11,119                 $10,771          9.78%
4/30/00                $10,863                 $10,446         -3.01%
5/31/00                $10,614                 $10,232         -2.05%
6/30/00                $10,815                 $10,485          2.47%
7/31/00                $10,650                 $10,321         -1.56%
8/31/00                $11,356                 $10,962          6.21%
9/30/00                $11,033                 $10,383         -5.28%
10/31/00               $10,796                 $10,340         -0.42%
11/30/00               $9,757                  $9,525          -7.88%
12/31/00               $9,887                  $9,572           0.49%
1/31/01                $10,195                 $9,912           3.55%
2/28/01                $9,282                  $9,009          -9.11%
3/31/01                $8,571                  $8,438          -6.33%
4/30/01                $9,251                  $9,093           7.76%
5/31/01                $9,370                  $9,154           0.67%
6/30/01                $9,087                  $8,932          -2.43%
7/31/01                $8,974                  $8,844          -0.98%
8/31/01                $8,369                  $8,291          -6.25%
9/30/01                $7,620                  $7,622          -8.07%
10/31/01               $7,733                  $7,768           1.91%
11/30/01               $8,401                  $8,364           7.67%
12/31/01               $8,539                  $8,437           0.88%
1/31/02                $8,350                  $8,314          -1.46%
2/28/02                $8,205                  $8,154          -1.93%
3/31/02                $8,608                  $8,460           3.76%
4/30/02                $7,870                  $7,947          -6.06%

Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  4/30/01
--------------------------------
1-Year                   -14.16%
Since Inception (2/1/00)  -9.22%

Date     Franklin Blue Chip Fund - Class C  S&P 500 Index     S&P 500
-----------------------------------------------------------------------
2/1/00               $9,898                   $10,000
2/29/00              $10,102                  $9,811          -1.89%
3/31/00              $11,011                  $10,771          9.78%
4/30/00              $10,776                  $10,446         -3.01%
5/31/00              $10,535                  $10,232         -2.05%
6/30/00              $10,734                  $10,485          2.47%
7/31/00              $10,572                  $10,321         -1.56%
8/31/00              $11,276                  $10,962          6.21%
9/30/00              $10,957                  $10,383         -5.28%
10/31/00             $10,722                  $10,340         -0.42%
11/30/00             $9,681                   $9,525          -7.88%
12/31/00             $9,817                   $9,572           0.49%
1/31/01              $10,122                  $9,912           3.55%
2/28/01              $9,219                   $9,009          -9.11%
3/31/01              $8,508                   $8,438          -6.33%
4/30/01              $9,187                   $9,093           7.76%
5/31/01              $9,306                   $9,154           0.67%
6/30/01              $9,025                   $8,932          -2.43%
7/31/01              $8,907                   $8,844          -0.98%
8/31/01              $8,315                   $8,291          -6.25%
9/30/01              $7,567                   $7,622          -8.07%
10/31/01             $7,679                   $7,768           1.91%
11/30/01             $8,340                   $8,364           7.67%
12/31/01             $8,477                   $8,437           0.88%
1/31/02              $8,290                   $8,314          -1.46%
2/28/02              $8,153                   $8,154          -1.93%
3/31/02              $8,545                   $8,460           3.76%
4/30/02              $8,047                   $7,947          -6.06%


6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights

                                                                                       CLASS A
                                                           -------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $14.80       $17.90       $14.41       $12.46       $10.85
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................       --          .02           --          .04          .09
 Net realized and unrealized gains (losses) ..............    (1.75)       (2.53)        3.97         1.97         1.67
                                                           -------------------------------------------------------------
Total from investment operations .........................    (1.75)       (2.51)        3.97         2.01         1.76
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................    --            (.03)        (.01)        (.06)        (.06)
 Net realized gains ......................................    --            (.56)        (.47)          --         (.09)
                                                           -------------------------------------------------------------
Total distributions ......................................    --            (.59)        (.48)        (.06)        (.15)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $13.05       $14.80       $17.90       $14.41       $12.46
                                                           =============================================================

Total return(b) ..........................................   (11.82)%   (14.22)%       27.96%       16.18%       16.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $146,365     $151,431     $140,685      $54,880      $16,836
Ratios to average net assets:
 Expenses ................................................    1.38%        1.24%        1.23%        1.25%        1.25%
 Expenses excluding waiver and payments by affiliate .....    1.44%        1.36%        1.39%        1.51%        1.95%
 Net investment income ...................................     .02%         .11%           --         .55%        1.04%
Portfolio turnover rate ..................................   54.85%       73.75%       63.04%       35.74%       57.67%



(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                                       CLASS B
                                                                        -----------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                                        -----------------------------------
                                                                            2002         2001      2000(c)
                                                                        -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $14.69       $17.87       $16.45
                                                                        -----------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.09)        (.09)        (.03)
 Net realized and unrealized gains (losses) ...........................    (1.73)       (2.53)        1.45
                                                                        -----------------------------------
Total from investment operations ......................................    (1.82)       (2.62)        1.42
                                                                        -----------------------------------
Less distributions from net realized gains ............................       --         (.56)          --
                                                                        -----------------------------------
Net asset value, end of year ..........................................   $12.87       $14.69       $17.87
                                                                        ===================================

Total return(b) ....................................................... (12.39)%     (14.84)%        8.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $13,979      $10,491       $2,026
Ratios to average net assets:
 Expenses .............................................................    2.03%        1.90%        1.82%(d)
 Expenses excluding waiver and payments by affiliate ..................    2.09%        2.02%        2.06%(d)
 Net investment loss ..................................................   (.67)%       (.59)%      (7.15)%(d)
Portfolio turnover rate ...............................................   54.85%       73.75%       63.04%


(a) Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period February 1, 2000 (effective date) to April 30, 2000.
(d) Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                                       CLASS C
                                                                        -----------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                                        -----------------------------------
                                                                            2002         2001      2000(c)
                                                                        -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $14.74       $17.91       $16.45
                                                                        -----------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.09)        (.09)        (.03)
 Net realized and unrealized gains (losses) ...........................    (1.74)       (2.52)        1.49
                                                                        -----------------------------------
Total from investment operations ......................................    (1.83)       (2.61)        1.46
                                                                        -----------------------------------
Less distributions from net realized gains ............................       --         (.56)          --
                                                                        -----------------------------------
Net asset value, end of year ..........................................   $12.91       $14.74       $17.91
                                                                        ===================================

Total return(b) ....................................................... (12.42)%     (14.74)%        8.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $27,685      $19,862       $3,608
Ratios to average net assets:
 Expenses .............................................................    2.03%        1.90%        1.82%(d)
 Expenses excluding waiver and payments by affiliate ..................    2.09%        2.02%        2.06%(d)
 Net investment loss ..................................................   (.68)%       (.59)%      (6.88)%(d)
Portfolio turnover rate ...............................................   54.85%       73.75%       63.04%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period February 1, 2000 (effective date) to April 30, 2000.
(d) Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                                       CLASS R
                                                                                   -----------------
                                                                                   APRIL 30, 2002(c)
                                                                                   -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................................     $13.75
                                                                                   -----------------
Income from investment operations:
 Net investment loss(a)...........................................................       (.04)
 Net realized and unrealized losses ..............................................       (.67)
                                                                                   -----------------
Total from investment operations .................................................       (.71)
                                                                                   -----------------
Net asset value, end of period ...................................................     $13.04
                                                                                   =================

Total return(b)...................................................................    (5.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................................       $209
Ratios to average net assets:
 Expenses ........................................................................      1.56%(d)
 Net investment loss .............................................................     (.84)%(d)
Portfolio turnover rate ..........................................................     54.85%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                      SHARES/
                                                                                     WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 97.2%
(a)COMMERCIAL SERVICES .5%
   Sungard Data Systems Inc. ......................................................     34,000   $ 1,011,840
                                                                                                 -----------
   COMMUNICATIONS 3.6%
   AT&T Corp. .....................................................................     75,000       984,000
   BellSouth Corp. ................................................................     60,000     1,821,000
   SBC Communications Inc. ........................................................     53,000     1,646,180
   Sprint Corp. (FON Group) .......................................................     70,000     1,109,500
   Vodafone Group PLC, ADR (United Kingdom) .......................................     80,000     1,296,000
                                                                                                 -----------
                                                                                                   6,856,680
                                                                                                 -----------
   CONSUMER DURABLES 1.6%
   Mattel Inc. ....................................................................     55,000     1,135,200
(a)NVR Inc. .......................................................................      5,000     1,848,750
                                                                                                 -----------
                                                                                                   2,983,950
                                                                                                 -----------
   CONSUMER NON-DURABLES 6.8%
   Coca-Cola Co. ..................................................................     50,000     2,775,500
   General Mills Inc. .............................................................     51,000     2,246,550
   Nestle SA (Switzerland) ........................................................     12,000     2,836,862
   Philip Morris Cos. Inc. ........................................................     57,000     3,102,510
   Procter & Gamble Co. ...........................................................     21,000     1,895,460
                                                                                                 -----------
                                                                                                  12,856,882
                                                                                                 -----------
(a)CONSUMER SERVICES 6.4%
   AOL Time Warner Inc. ...........................................................     82,000     1,559,640
   Cendant Corp. ..................................................................    130,000     2,338,700
   Clear Channel Communications Inc. ..............................................     30,000     1,408,500
   Comcast Corp., A ...............................................................     70,000     1,872,500
   DeVry Inc. .....................................................................     33,000       874,170
   Univision Communications Inc., A ...............................................     45,000     1,798,200
   Viacom Inc., B .................................................................     48,000     2,260,800
                                                                                                 -----------
                                                                                                  12,112,510
                                                                                                 -----------
   DISTRIBUTION SERVICES 2.0%
   AmeriSourceBergen Corp. ........................................................     15,000     1,162,500
   SYSCO Corp. ....................................................................     90,000     2,610,900
                                                                                                 -----------
                                                                                                   3,773,400
                                                                                                 -----------
   ELECTRONIC TECHNOLOGY 11.5%
(a)Applied Materials Inc. .........................................................     60,000     1,459,200
(a)Cisco Systems Inc. .............................................................    132,000     1,933,800
   General Dynamics Corp. .........................................................     14,000     1,359,260
   Intel Corp. ....................................................................    107,000     3,061,270
   International Business Machines Corp. ..........................................     32,000     2,680,320
(a)KLA-Tencor Corp. ...............................................................     33,000     1,946,010
   Linear Technology Corp. ........................................................     40,000     1,554,400
(a)Sun Microsystems Inc. ..........................................................    100,000       818,000


FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      SHARES/
                                                                                     WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
(a)Taiwan Semiconductor Manufacturing Co, Ltd., wts., 8/23/02 (Taiwan) ............  1,011,300   $ 2,548,933
(a)Tektronix Inc. .................................................................     90,000     1,980,000
(a)Waters Corp. ...................................................................     35,000       943,250
(a)Xilinx Inc. ....................................................................     35,000     1,321,600
                                                                                                 -----------
                                                                                                  21,606,043
                                                                                                 -----------
   ENERGY MINERALS 5.3%
   Devon Energy Corp. .............................................................     40,000     1,972,400
   Exxon Mobil Corp. ..............................................................    109,000     4,378,530
   Peabody Energy Corp. ...........................................................     53,000     1,432,590
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) .............................     41,000     2,142,660
                                                                                                 -----------
                                                                                                   9,926,180
                                                                                                 -----------
   FINANCE 17.8%
   AFLAC Inc. .....................................................................    100,000     2,990,000
   American International Group Inc. ..............................................     27,000     1,866,240
   Bank of America Corp. ..........................................................     35,000     2,536,800
   Bank of New York Co. Inc. ......................................................     80,000     2,927,200
   Capital One Financial Corp. ....................................................     28,000     1,676,920
   Charles Schwab Corp. ...........................................................    140,000     1,594,600
   Citigroup Inc. .................................................................    100,000     4,330,000
   Fannie Mae .....................................................................     20,000     1,578,600
   Fifth Third Bancorp ............................................................     39,000     2,675,010
   Goldman Sachs Group Inc. .......................................................     20,000     1,575,000
   Hartford Financial Services Group Inc. .........................................     24,000     1,663,200
   JP Morgan Chase & Co. ..........................................................     75,000     2,632,500
   Marsh & McLennan Cos. Inc. .....................................................     12,000     1,212,960
   State Street Corp. .............................................................     20,000     1,022,200
   Wells Fargo & Co. ..............................................................     63,000     3,222,450
                                                                                                 -----------
                                                                                                  33,503,680
                                                                                                 -----------
   HEALTH SERVICES 5.1%
(a)Caremark RX Inc. ...............................................................    120,000     2,580,000
   HCA Inc. .......................................................................     50,000     2,389,500
   IMS Health Inc. ................................................................     80,000     1,648,800
(a)Laboratory Corp. of America Holdings ...........................................     30,000     2,976,000
                                                                                                 -----------
                                                                                                   9,594,300
                                                                                                 -----------
   HEALTH TECHNOLOGY 11.8%
   Allergan Inc. ..................................................................     38,000     2,504,580
(a)Amgen Inc. .....................................................................     32,000     1,692,160
   Bristol-Myers Squibb Co. .......................................................    112,000     3,225,600
(a)King Pharmaceuticals Inc. ......................................................     75,000     2,350,500
   Pfizer Inc. ....................................................................    140,000     5,089,000
   Pharmacia Corp. ................................................................    104,000     4,287,920
   Wyeth ..........................................................................     55,000     3,135,000
                                                                                                 -----------
                                                                                                  22,284,760
                                                                                                 -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      SHARES/
                                                                                     WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   INDUSTRIAL SERVICES 1.1%
   GlobalSantaFe Corp. ............................................................     60,000   $ 2,105,400
                                                                                                 -----------
   NON-ENERGY MINERALS .5%
   Alcoa Inc. .....................................................................     25,000       850,750
                                                                                                 -----------
   PROCESS INDUSTRIES 1.5%
   Dow Chemical Co. ...............................................................     87,000     2,766,600
                                                                                                 -----------
   PRODUCER MANUFACTURING 5.1%
   General Electric Co. ...........................................................    150,000     4,732,500
(a)Mettler-Toledo International Inc. (Switzerland) ................................     70,000     2,691,500
   Tyco International Ltd. (Bermuda) ..............................................     33,000       608,850
   United Technologies Corp. ......................................................     22,000     1,543,740
                                                                                                 -----------
                                                                                                   9,576,590
                                                                                                 -----------
   RETAIL TRADE 8.8%
(a)Bed Bath & Beyond Inc. .........................................................     31,000     1,152,270
(a)BJ's Wholesale Club Inc. .......................................................     22,000       981,860
   Home Depot Inc. ................................................................     40,000     1,854,800
(a)Kohl's Corp. ...................................................................     30,000     2,211,000
(a)The Kroger Co. .................................................................     60,000     1,366,200
   Target Corp. ...................................................................     55,000     2,400,750
   Walgreen Co. ...................................................................     45,000     1,699,650
   Wal-Mart Stores Inc. ...........................................................     87,000     4,859,820
                                                                                                 -----------
                                                                                                  16,526,350
                                                                                                 -----------
   TECHNOLOGY SERVICES 5.5%
(a)Check Point Software Technologies Ltd. (Israel) ................................     16,000       290,400
   Electronic Data Systems Corp. ..................................................     13,000       705,380
(a)Microsoft Corp. ................................................................    102,000     5,330,520
(a)National Instruments Corp. .....................................................     30,000     1,152,900
(a)Oracle Corp. ...................................................................     62,000       622,480
   Paychex Inc. ...................................................................     60,000     2,239,800
                                                                                                 -----------
                                                                                                  10,341,480
                                                                                                 -----------
   TRANSPORTATION 1.3%
   Southwest Airlines Co. .........................................................    130,000     2,367,300
                                                                                                 -----------
   UTILITIES 1.0%
   Duke Energy Corp. ..............................................................     50,000     1,916,500
                                                                                                 -----------
   TOTAL COMMON STOCKS AND WARRANTS (COST $192,346,343) ...........................              182,961,195
                                                                                                 -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                       SHARES        VALUE
----------------------------------------------------------------------------------------------------------
(b)SHORT TERM INVESTMENTS 2.4%
   Franklin Institutional Fiduciary Trust Money Market
   Portfolio (COST $4,617,804) ...................................................  4,617,804  $ 4,617,804
                                                                                              ------------
   TOTAL INVESTMENTS (COST $196,964,147) 99.6% ...................................             187,578,999
   OTHER ASSETS, LESS LIABILITIES .4% ............................................                 660,208
                                                                                              ------------
   NET ASSETS 100.0% .............................................................            $188,239,207
                                                                                              ============

(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio ("Sweep Money Fund") is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002


Assets:
 Investments in securities:
  Cost ....................................................   $196,964,147
                                                              =============
  Value ...................................................    187,578,999
 Receivables:
  Investment securities sold ..............................      1,102,132
  Capital shares sold .....................................        295,431
  Dividends ...............................................        128,910
                                                              =============
      Total assets ........................................    189,105,472
                                                              =============
Liabilities:
 Payables:
  Capital shares redeemed .................................        471,061
  Affiliates ..............................................        272,301
  Shareholders ............................................         65,788
 Other liabilities ........................................         57,115
                                                              =============
      Total liabilities ...................................        866,265
                                                              =============
       Net assets, at value ...............................   $188,239,207
                                                              =============
Net assets consist of:
 Net unrealized depreciation ..............................     (9,385,148)
 Accumulated net realized loss ............................    (20,273,169)
 Capital shares ...........................................    217,897,524
                                                              =============
       Net assets, at value ...............................   $188,239,207
                                                              =============


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002


CLASS A:
 Net assets, at value ....................................................................   $146,365,109
                                                                                             ============
 Shares outstanding ......................................................................     11,214,840
                                                                                             ============
 Net asset value per sharea ..............................................................         $13.05
                                                                                             ============
 Maximum offering price per share (net asset value per share / 94.25%) ...................         $13.85
                                                                                             ============
CLASS B:
 Net assets, at value ....................................................................   $ 13,979,416
                                                                                             ============
 Shares outstanding ......................................................................      1,086,603
                                                                                             ============
 Net asset value and maximum offering price per sharea ...................................         $12.87
                                                                                             ============
CLASS C:
 Net assets, at value ....................................................................   $ 27,685,275
                                                                                             ============
 Shares outstanding ......................................................................      2,144,640
                                                                                             ============
 Net asset value per sharea ..............................................................         $12.91
                                                                                             ============
 Maximum offering price per share (net asset value per share / 99%) ......................         $13.04
                                                                                             ============
CLASS R:
 Net assets, at value ....................................................................     $  209,407
                                                                                             ============
 Shares outstanding ......................................................................         16,054
                                                                                             ============
 Net asset value and maximum offering price per sharea ...................................         $13.04
                                                                                             ============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002

Investment income:
 Dividends ................................................................................  $  2,572,189
                                                                                             -------------
Expenses:
 Management fees (Note 3) .................................................................     1,353,611
 Distribution fees (Note 3)
  Class A .................................................................................       520,745
  Class B .................................................................................       119,204
  Class C .................................................................................       235,977
  Class R .................................................................................           101
 Transfer agent fees (Note 3) .............................................................       494,714
 Custodian fees ...........................................................................         4,271
 Reports to shareholders ..................................................................        39,262
 Registration and filing fees .............................................................        73,676
 Professional fees ........................................................................        39,126
 Trustees' fees and expenses ..............................................................         1,706
 Other ....................................................................................         5,325
                                                                                             -------------
      Total expenses ......................................................................     2,887,718
      Expenses waived/paid by affiliate (Note 3) ..........................................      (110,239)
                                                                                             -------------
       Net expenses .......................................................................     2,777,479
                                                                                             -------------
        Net operating loss ................................................................      (205,290)
                                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................................   (13,641,763)
  Foreign currency transactions ...........................................................         3,007
                                                                                             -------------
      Net realized loss ...................................................................   (13,638,756)
 Net unrealized appreciation (depreciation) on:
  Investments .............................................................................    (9,443,751)
  Translation of assets and liabilities denominated in foreign currencies .................           211
                                                                                             -------------
      Net unrealized depreciation .........................................................    (9,443,540)
                                                                                             -------------
Net realized and unrealized loss ..........................................................   (23,082,296)
                                                                                             -------------
Net decrease in net assets resulting from operations ......................................  $(23,287,586)
                                                                                             =============

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001

                                                                                    2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...............................................   $ (205,290)    $  69,443
  Net realized loss from investments and foreign currency transactions .......  (13,638,756)   (5,008,692)
  Net unrealized depreciation on investments and translation of assets
   and liabilitiesdenominated in foreign currencies ..........................   (9,443,540)  (22,585,875)
                                                                               ---------------------------
      Net decrease in net assets resulting from operations ...................  (23,287,586)  (27,525,124)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................           --      (247,272)
   Class C ...................................................................           --        (1,705)
  Net realized gains:
   Class A ...................................................................           --    (5,191,772)
   Class B ...................................................................           --      (260,522)
   Class C ...................................................................           --      (456,867)
                                                                               ---------------------------
 Total distributions to shareholders .........................................           --    (6,158,138)
 Capital share transactions: (Note 2)
   Class A ...................................................................   13,695,972    40,395,010
   Class B ...................................................................    5,010,641     9,991,158
   Class C ...................................................................   10,819,651    18,761,722
   Class R ...................................................................      216,904            --
                                                                               ---------------------------
 Total capital share transactions ............................................   29,743,168    69,147,890
      Net increase in net assets .............................................    6,455,582    35,464,628
Net assets (there is no undistributed income at beginning or end of year):
 Beginning of year ...........................................................  181,783,625   146,318,997
                                                                               ---------------------------
 End of year ................................................................. $188,239,207  $181,783,625
                                                                               ===========================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Blue Chip Fund (the Fund) is a separate, diversified series of the Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                                          YEAR ENDED APRIL 30,
                                                        -------------------------------------------------------
                                                                 2002(a)                      2001
                                                        -------------------------------------------------------
                                                           SHARES        AMOUNT         SHARES        AMOUNT
                                                        -------------------------------------------------------
CLASS A SHARES:
 Shares sold ..........................................  3,941,740    $ 53,508,073    4,643,953   $ 77,026,102
 Shares issued in reinvestment of distributions .......         --              --      314,286      4,950,002
 Shares redeemed ...................................... (2,956,114)    (39,812,101)  (2,588,813)   (41,581,094)
                                                        -------------------------------------------------------
 Net increase .........................................    985,626    $ 13,695,972    2,369,426   $ 40,395,010
                                                        =======================================================
CLASS B SHARES:
 Shares sold ..........................................    519,315    $  6,950,639      659,684   $ 10,907,520
 Shares issued in reinvestment of distributions .......         --              --       14,970        234,578
 Shares redeemed ......................................   (146,806)     (1,939,998)     (73,950)    (1,150,940)
                                                        -------------------------------------------------------
 Net increase .........................................    372,509    $  5,010,641      600,704   $  9,991,158
                                                        =======================================================
CLASS C SHARES:
 Shares sold ..........................................  1,221,150    $ 16,471,386    1,275,969   $ 20,738,353
 Shares issued in reinvestment of distributions .......         --              --       27,862        437,992
 Shares redeemed ......................................   (424,182)     (5,651,735)    (157,650)    (2,414,623)
                                                        -------------------------------------------------------
 Net increase .........................................    796,968    $ 10,819,651    1,146,181   $ 18,761,722
                                                        =======================================================
CLASS R SHARES:
 Shares sold ..........................................     16,176    $    219,279
 Shares redeemed ......................................       (122)         (2,375)
                                                        ---------------------------
 Net increase .........................................     16,054    $    216,904
                                                        ===========================

(a) For the period January 1, 2002 (effective date) to April 30, 2002 for Class R.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        ENTITY                                                         AFFILIATION
        -------------------------------------------------------------------------------------
        Franklin Templeton Services, LLC (FT Services)                 Administration manager
        Franklin Advisers, Inc. (Advisers)                             Investment manager
        Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE    DAILY NET ASSETS
       --------------------------------------------------------------
          .750%     First $500 million
          .625%     Over $500 million, up to and including $1 billion
          .500%     Over $1 billion

Management fees were reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees through August 31, 2001, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .35%, 1.00%, 1.00%, and .50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $300,595 and $53,427, respectively.

The Fund paid transfer agent fees of $494,714, of which $388,257 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2002, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $1,567,667 and $325, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

At April 30, 2002, the Fund had tax basis capital losses of $18,316,426 which may be carried over to offset future capital gains. Such losses expire in 2010.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and non-deductible excise taxes.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At April 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $197,352,898 was as follows:

        Unrealized appreciation          $ 18,365,728
        Unrealized depreciation           (28,139,627)
        ----------------------------------------------
        Net unrealized depreciation      $ (9,773,899)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2002 aggregated $130,109,912 and $96,623,084, respectively.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Blue Chip Fund (hereafter referred to as the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2002

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                     NUMBER OF
                                                          PORTFOLIOS IN FUND
                                          LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)    Trustee      Since 1991             105            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)        Trustee      Since 1991             133            Director, RBC Holdings, Inc. (bank holding
One Franklin Parkway                                                            company) and Bar-S Foods (meat packing
San Mateo, CA 94403-1906                                                        company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)     Trustee      Since 1991             134            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)        Trustee      Since 1998              82            Director, Amerada Hess Corporation
One Franklin Parkway                                                            (exploration and refining of oil and gas);
San Mateo, CA 94403-1906                                                        Hercules Incorporated (chemicals, fibers and
                                                                                resins); Beverly Enterprises, Inc. (health
                                                                                care); H.J. Heinz Company (processed foods
                                                                                and allied products); RTI International
                                                                                Metals, Inc. (manufacture and distribution
                                                                                of titanium); Digex Incorporated (web
                                                                                hosting provider); and Canadian National
                                                                                Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the
United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------



                                                               NUMBER OF
                                                          PORTFOLIOS IN FUND
                                          LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)       Trustee      Since 1991             105            Director, The California Center for Land
One Franklin Parkway                                                            Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)       Trustee      Since 1992             133            Director, Martek Biosciences Corporation;
One Franklin Parkway                                                            WorldCom, Inc. (communications services);
San Mateo, CA 94403-1906                                                        MedImmune, Inc. (biotechnology);
                                                                                Overstock.com (Internet services); and
                                                                                Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services)
(until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                         NUMBER OF
                                                          PORTFOLIOS IN FUND
                                          LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)       Vice         Vice President          33            None
One Franklin Parkway         President    since 1991
San Mateo, CA 94403-1906     and Trustee  and Trustee
                                          since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources,
Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)    Chairman of  Chairman of            133            None
One Franklin Parkway         the Board    the Board
San Mateo, CA 94403-1906     and Trustee  since 1993
                                          and Trustee
                                          since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



                                                               NUMBER OF
                                                          PORTFOLIOS IN FUND
                                          LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.(61) President    President              117            None
One Franklin Parkway         and Trustee  since 1993
San Mateo, CA 94403-1906                  and Trustee
                                          since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)      Vice         Since 1995       Not Applicable       None
One Franklin Parkway         President
San Mateo, CA 94403-1906     and Chief
                             Financial
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)           Vice         Since 2000       Not Applicable       None
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)        Vice         Since 2000       Not Applicable       None
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (53)      Vice         Since 2000       Not Applicable       None
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



                                                               NUMBER OF
                                                          PORTFOLIOS IN FUND
                                          LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)      Vice         Since 1991       Not Applicable       None
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)         Vice         Since 1991       Not Applicable       None
26335 Carmel Rancho Blvd.    President
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment
Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (40) Vice         Since 2000       Not Applicable       None
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)    Treasurer    Since 2000       Not Applicable       None
One Franklin Parkway         and
San Mateo, CA 94403-1906     Principal
                             Accounting
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)       Vice         Since 2000       Not Applicable       None
One Franklin Parkway         President
San Mateo, CA 94403-1906     and
                             Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and
Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin
Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

---------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
---------------------------------------------------------------------------------------------------------------------------


                                            This page intentionally left blank.

                                            This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund
GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund6
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME9
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY). 12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           05/02

[LOGOOMITTED]
FRANKLIN[REGISTERED MARK] TEMPLETON[REGISTERED MARK]
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

ANNUAL REPORT
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTERED MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Blue Chip Fund prospectus, which contains more complete information including charges and expenses.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

483 A2002 06/02

[GRAPHIC OMITTED]
Printed on recycled paper
















Annual Report

[GRAPHIC OMITTED]

                                                                  April 30, 2002

Franklin Strategic Series
   Franklin U.S. Long-Short Fund

[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK] INVESTMENTS

  THANK YOU FOR INVESTING WITH
        FRANKLIN TEMPLETON. WE
    ENCOURAGE OUR INVESTORS TO
          MAINTAIN A LONG-TERM
 PERSPECTIVE AND REMEMBER THAT
   ALL SECURITIES MARKETS MOVE
BOTH UP AND DOWN, AS DO MUTUAL
         FUND SHARE PRICES. WE
  APPRECIATE YOUR PAST SUPPORT
   AND LOOK FORWARD TO SERVING
  YOUR INVESTMENT NEEDS IN THE
                  YEARS AHEAD.

[photo omitted]

Michael R. Ward

PORTFOLIO MANAGER
FRANKLIN U.S. LONG-SHORT FUND


[graphic omitted]
franklintempleton.com

Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN U.S. LONG-SHORT FUND SEEKS LONG-TERM CAPITAL APPRECIATION IN BOTH UP AND DOWN (BULL AND BEAR) MARKETS. THE FUND ALSO SEEKS TO PROVIDE LESS VOLATILITY THAN THE OVERALL STOCK MARKET. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL HAVE BOTH LONG AND SHORT POSITIONS IN EQUITY SECURITIES, PRIMARILY COMMON STOCKS OF U.S. COMPANIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Franklin U.S. Long-Short Fund covers the period ended April 30, 2002. The 12 months under review were volatile and challenging for the Fund. The U.S. economy slowed amid economic uncertainty at the beginning of the reporting period, and gross domestic product (GDP) contracted in third quarter 2001. The terrorist attacks on September 11 exacerbated the recession that began in March 2001, with employment, industrial production and business spending dropping substantially. In response, the Federal Reserve Board (the Fed) acted aggressively by cutting the federal funds target rate to 1.75% by period-end, the lowest level in more than 40 years. Aided by a federal income tax cut and substantial defense spending for the Afghanistan

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.

CONTENTS

Shareholder Letter .........  1
Performance Summary ........  9
Financial Highlights &
Statement of Investments ... 11
Financial Statements ....... 17
Notes to
Financial Statements ....... 20
Independent
Auditors' Report ........... 25
Tax Designation ............ 26
Board Members
and Officers ............... 27


[GRAPHIC OMITTED]
FUND CATEGORY
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME
conflict and homeland security, the economy revived in fourth quarter 2001. Business activity accelerated later in the reporting period as companies began rebuilding inventories following rapid liquidation. As consumer and business confidence improved, first quarter 2002 GDP grew at an astounding 5.6% annualized rate. However, looking at real GDP adjusted for inventories, the growth was only 2.6% in the first quarter of 2002, down from 3.8% in the fourth quarter of 2001. This illustrates final demand has not increased. The recovery's timing and growth is still very unclear, which should continue to contribute to stock market volatility.

The weak economy, events of September 11 and U.S. war against terrorism rattled U.S. financial markets. Early 2002 was especially challenging, as stock markets experienced a high degree of volatility. The Standard & Poor's 500 Composite Index (S&P 500) declined 5.80% since the beginning of the year, while the Nasdaq Composite Index declined 13.28% in the same period. For the 12 months under review, the S&P 500 dropped 12.62%, while the Nasdaq Composite dropped 19.31%.(1) Within this environment, Franklin U.S. Long-Short Fund - Class A posted a -11.53% cumulative total return for the one-year period ended April 30, 2002, as shown in the Performance Summary on page 9.

On April 30, 2002, the Fund's largest industry exposures were health technology and finance. The most significant increase during the period was finance, where gross exposure increased from 5.9% of total net assets at the beginning of the period to

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets
4/30/02

                                        % LONG   % SHORT     NET %
------------------------------------------------------------------
Health Technology                        10.5%      0.0%     10.5%
Utilities                                 5.5%      0.0%      5.5%
Health Services                           3.1%      0.0%      3.1%
Process Industries                        4.8%     -2.1%      2.7%
Communications                            2.2%      0.0%      2.2%
Consumer Non-Durables                     1.9%      0.0%      1.9%
Non-Energy Minerals                       1.6%      0.0%      1.6%
Finance                                   7.5%     -7.9%     -0.4%
Producer Manufacturing                    2.9%     -3.6%     -0.7%
Electronic Technology                     4.0%     -5.2%     -1.2%
Transportation                            0.0%     -1.6%     -1.6%
Consumer Services                         2.8%     -4.8%     -2.0%
Technology Services                       0.1%     -2.5%     -2.4%
Industrial Services                       3.3%     -6.0%     -2.7%
Energy Minerals                           3.1%     -6.1%     -3.0%
Retail Trade                              1.9%     -7.0%     -5.1%
Consumer Durables                         1.3%     -6.5%     -5.2%


15.4% at the end. Given the market volatility during the period, we believed these companies provided solid upside potential with a high dividend yield to reduce the investment risk, and, in general, the Fund benefited from its finance holdings. On the short side, we shorted selected names in insurance and credit, with the view that an economic slowdown would lower the credit quality and increase the risk of their customers, thus resulting in downside potential. Unfortunately, we underestimated the degree home refinancings would boost the consumer's wallet, and thus were on the wrong side of many of these companies as write-offs did not escalate as severely as expected.

We also significantly increased the Fund's health technology holdings during the 12-month period, increasing gross exposure from 4.5% of total net assets to 10.5%. Biotechnology names represented much of this increase. The Fund had mixed success in this sector over the fiscal year. We shorted several biotechnology stocks when we believed their valuations far exceeded their fundamentals even with the probability of clinical success. Most of these positions were successful and were covered at much lower prices. In 2002, the Fund took a net long position in biotechnology. We viewed that biotechnology valuations had declined, reflecting the possibility of further clinical trial failures. After we added our positions, prices continued to decline as more clinical trials failed than expected. At the end of the period, we continued to hold these positions given our view that the biotechnology sector may be poised for a turnaround when investor sentiment improves. We also significantly increased our exposure in health services, since medical care represents a substantial part of all personal spending. We expect general medical care spending to increase going forward, supported by changing demographics.

Other significant industry exposure included energy minerals, industrial services (oil services) and electronic technology. We benefited from our energy investments during the 12-month period, since we successfully covered short positions in such companies as the energy sector declined. As the energy sector recovered, the Fund added incremental short positions to names where we believed valuations had run ahead of improvements in fundamentals. The Fund was also fairly successful overall within the electronic technology sector, as we traded around various technology names with varying degrees of success.

During the Fund's fiscal year, we incurred losses in several sectors, most significantly in utilities and communications. Early in the fiscal year, we maintained a net long position in utilities

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                    % OF TNA                    # OF POSITIONS
------------------------------------------------------------------------------
Long Equity Securities Net          55.4%                       52
Long Options                         0.1%                        1
Convertible Bonds                    1.0%                        1
Short Equity Securities Net         53.3%                       37
------------------------------------------------------------------------------
    TOTAL NET                        3.2% (LONG)


and independent power producers, as we believed the energy and electricity crisis could provide a significant upside catalyst to these stocks. These positions resulted in losses, however, as the electricity crisis did not materialize. Within the communications sector, we have held net long positions since the previous fiscal year, as we believed valuations in communications were close to a bottom. As the Fund's fiscal year progressed, however, it became increasingly clear that the communications turnaround would not occur in the near future, and valuations continued to decline. Therefore, we greatly reduced our communications exposure with the intention of revisiting the sector at a later date.

Franklin U.S. Long-Short Fund focuses on long-term capital appreciation. The Fund's goal is to provide positive returns in both bull and bear markets through its ability to take both short and long positions in equities. A secondary goal of the Fund is to provide attractive risk and correlation characteristics relative to the overall stock market, and the Fund attempts to maintain diverse industry exposure for maximum diversification benefits. On April 30, 2002, the Fund's exposure was 56.5% long and 53.3% short, resulting in a net long exposure of 3.2%. Throughout the 12-month period, the Fund was approximately 53.8% long and 48.5% short, and was approximately 9.4% leveraged at the end of the fiscal year. The Fund had 36% of the volatility of the S&P 500, as measured by standard deviation of daily returns.

TOP 10 LONG HOLDINGS
4/30/02

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
-------------------------------------------

PPL Capital Fund Trust I,
7.75%, cvt. pfd., E                 3.1%
UTILITIES

Premcor Inc.                        2.9%
PRODUCER MANUFACTURING

Pharmacia Corp.                     2.3%
HEALTH TECHNOLOGY

Swift Energy Co.                    2.3%
ENERGY MINERALS

Nova Chemicals Corp.                1.8%
PROCESS INDUSTRIES

General Motors Corp., H             1.8%
CONSUMER SERVICES

Xstrata AG                          1.7%
NON-ENERGY MINERALS

Bunge Ltd.                          1.6%
PROCESS INDUSTRIES

Shire Pharmaceuticals
Group PLC, ADR                      1.5%
HEALTH TECHNOLOGY

Allstate Corp.                      1.5%
FINANCE


The Fund also had relative correlation of -5% during the reporting period. Since the Fund's inception, the relative volatility and correlation are 56% and 22%, respectively. Overall, the Fund attempts to invest in stocks poised for outperformance on the long side and underperformance on the short side. On the long side, we favor stocks of companies we believe have strong franchises, positive growth prospects and favorable industry dynamics. On the short side, the focus continues to be companies with, in our view, negative business fundamentals and weak industry dynamics.

Looking forward, we do not expect the U.S. economy to improve significantly in the near future. Corporate spending, which is about a third of GDP, decreased over the past year. On the other hand, consumer spending, representing about two-thirds of GDP, continued to be strong, and it essentially muted the decline in overall GDP and the magnitude of the economic slowdown. A combination of tax rebates and attractive mortgage refinancing rates put real dollars into consumers' wallets and helped maintain strong consumer spending. However, we believe much of that cash has been spent; therefore, we feel that projecting future consumer spending using past data may be inaccurate and risky. In our opinion, the most important factor in the pace of economic recovery would be a rebound in corporate spending.

On the positive side, we believe the aggressive Fed rate cuts may stimulate corporate spending. However, we believe certain economic sectors will recover faster than others, providing ample opportunity for the Fund to invest in both long and short positions. Given our perspective, the Fund maintains broad industry exposure on the long side, currently emphasizing health care and traditional utilities. We expect the traditional utilities to benefit the Fund's total return, given such stocks' defensive nature and reasonable valuation levels at the end of the period. We believe health care stocks could also benefit the Fund, since sector valuations were near their lowest levels compared with those of the past few years. In our opinion, much of this sector's weakness is due to several recent high-profile clinical trial failures. We believe the long-term trend for biotechnology and specialty pharmaceuticals to be positive, as the major pharmaceuticals do not have many drug candidates coming down their pipelines, and they will have to rely on smaller players for new drug candidates. We believe investor sentiment toward the group should improve when these smaller players start showing some success in clinical trials. On the short side, the Fund's main exposure is finance, where we feel the economic slowdown caused deterioration in credit quality and may translate to declining stock valuations for the industry.

We expect 2002 to be "the year of accounting," as we believe the Financial Accounting Standards Board (FASB) may impose more rigorous restrictions following the high-profile demise of many companies actively and aggressively involved in accounting gimmickry. This includes but is not limited to aggressive revenue recognition, strict acquisition accounting, excessive option compensation restrictions and limiting the use of off balance-sheet financings and special purpose entities. Many of the Fund's short positions were based on accounting-driven screens, which identified deterioration in company fundamentals. However, savvy accounting and non-disclosure allowed such companies to post better earnings than their accounting statements would suggest. As a result, we believe many of our accounting-driven short ideas were correct over the past year, but stock prices continued to go up due to investors' focus on reported earnings. We eagerly await the tightening of accounting rules by FASB, which we believe should significantly reduce the amount of savvy accounting by companies. Going forward, we believe we will have better success with our short positions with tighter accounting rules.

A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.

The past year was challenging for Franklin U.S. Long-Short Fund. With the uncertainty in the timing and pace of economic recovery, we expect the market to be volatile going forward. The ability to short stocks should help us to continue to provide attractive risk-adjusted returns for our investors. We remain optimistic about the Fund, and we will attempt to take advantage of opportunities as they arise in the future.

Sincerely,

/S/SIGNATURE
Michael R. Ward


/S/SIGNATURE
Charles E. Johnson

Portfolio Management Team
Franklin U.S. Long-Short Fund


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 4/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$4.80         $16.29    $21.09
DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                $0.2716
Short-Term Capital Gain        $2.2601
                               -------
Total                          $2.5317


PERFORMANCE

                                                       INCEPTION
CLASS A                                        1-YEAR (5/28/99)(1)
------------------------------------------------------------------
Cumulative Total Return(2)                     -11.53%    +94.76%
Average Annual Total Return(3)                 -16.63%    +23.06%
Value of $10,000 Investment(4)                 $8,337    $18,353
Avg. Ann. Total Return (3/31/02)(5)            -11.31%    +24.55%

CLASS A: Subject to the maximum 5.75% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

1. The Fund's inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
The following line graph compares the performance of Franklin U.S. Long-Short Fund -- Class A with that of the S&P 500 Index(6), based on a $10,000 investment from 5/28/99 to 4/30/02.

                               FRANKLIN U.S.
                              LONG-SHORT FUND
DATE                             - CLASS A          S&P 500 INDEX            S&P 500 $T
---------------------------------------------------------------------------------------
 5/28/99                           $ 9,423            $10,000
 5/31/99                           $ 9,423            $ 9,977                 -0.23%
 6/30/99                           $ 9,622            $10,531                  5.55%
 7/31/99                           $ 9,802            $10,202                 -3.12%
 8/31/99                           $ 9,631            $10,151                 -0.50%
 9/30/99                           $10,162            $ 9,873                 -2.74%
10/31/99                           $10,757            $10,498                  6.33%
11/30/99                           $11,577            $10,711                  2.03%
12/31/99                           $12,996            $11,342                  5.89%
 1/31/00                           $13,534            $10,773                 -5.02%
 2/29/00                           $14,101            $10,569                 -1.89%
 3/31/00                           $15,846            $11,603                  9.78%
 4/30/00                           $15,883            $11,253                 -3.01%
 5/31/00                           $17,201            $11,023                 -2.05%
 6/30/00                           $16,941            $11,295                  2.47%
 7/31/00                           $17,257            $11,119                 -1.56%
 8/31/00                           $17,953            $11,809                  6.21%
 9/30/00                           $18,408            $11,186                 -5.28%
10/31/00                           $19,095            $11,139                 -0.42%
11/30/00                           $19,048            $10,261                 -7.88%
12/31/00                           $20,154            $10,311                  0.49%
 1/31/01                           $21,236            $10,677                  3.55%
 2/28/01                           $20,331            $ 9,705                 -9.11%
 3/31/01                           $19,839            $ 9,090                 -6.33%
 4/30/01                           $20,744            $ 9,796                  7.76%
 5/31/01                           $20,862            $ 9,861                  0.67%
 6/30/01                           $20,115            $ 9,622                 -2.43%
 7/31/01                           $19,908            $ 9,527                 -0.98%
 8/31/01                           $19,524            $ 8,932                 -6.25%
 9/30/01                           $19,672            $ 8,211                 -8.07%
10/31/01                           $20,243            $ 8,368                  1.91%
11/30/01                           $19,682            $ 9,010                  7.67%
12/31/01                           $19,863            $ 9,089                  0.88%
 1/31/02                           $18,837            $ 8,956                 -1.46%
 2/28/02                           $18,623            $ 8,784                 -1.93%
 3/31/02                           $18,668            $ 9,114                  3.76%
 4/30/02                           $18,353            $ 8,562                 -6.06%


6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                                  4/30/02
------------------------------------------------
1-Year                                   -16.63%
Since Inception (5/28/99)(1)             +23.06%



Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Highlights


                                                                                       YEAR ENDED APRIL 30,
                                                                         --------------------------------------------------
                                                                            2002           2001         2000        1999(E)
                                                                         --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................    $21.09          $17.12     $10.28       $10.00
                                                                         ------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................................       .25             .63        .42          .05
 Net realized and unrealized gains (losses) ...........................     (2.52)           4.52       6.80          .23
                                                                         ------------------------------------------------
Total from investment operations ......................................     (2.27)           5.15       7.22          .28
                                                                         ------------------------------------------------
Less distributions from:
 Net investment income ................................................      (.27)           (.25)      (.25)          --
 Net realized gains ...................................................     (2.26)           (.93)      (.13)          --
                                                                         ------------------------------------------------
Total distributions ...................................................     (2.53)          (1.18)      (.38)          --
                                                                         ------------------------------------------------
Net asset value, end of year ..........................................    $16.29          $21.09     $17.12       $10.28
                                                                         ================================================

Total return(b) .......................................................    (11.53)%         30.61%     71.60%        2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $146,044        $384,144     $1,712       $1,028
Ratios to average net assets:
 Expenses* ............................................................      2.01%           1.73%        --           --
 Expenses excluding waiver and payments by affiliate* .................      2.01%           1.73%      4.63%(c,d)     --
 Net investment income ................................................      1.32%           3.06%      3.33%        4.22%(d)
Portfolio turnover rate ...............................................    146.05%         125.12%    234.43%       13.47%

*Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and payments by affiliate to average net assets would have been:
 Expenses .............................................................      1.60%           1.56%        --           --
 Expenses, excluding waiver and payments by affiliates ................      1.60%           1.56%      4.50%(c,d)     --



(a) Based on average shares outstanding effective April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period May 28, 1999 (effective date) to April 30, 2000.
(d) Annualized
(e) For the period March 15, 1999, (inception date) to April 30, 1999.


                                            See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                        COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------
      COMMON STOCKS 51.5%

      COMMUNICATIONS 2.2%
(a,b) AT&T Wireless Services Inc. ...............................   United States    150,587 $ 1,347,754
(b)   McleodUSA Inc., A .........................................   United States    480,804     370,219
(a)   SBC Communications Inc. ...................................   United States     48,310   1,500,509
                                                                                             -----------
                                                                                               3,218,482
                                                                                             -----------
      CONSUMER DURABLES 1.3%
      Honda Motor Co. Ltd., ADR .................................       Japan         42,021     953,456
      Toyota Motor Corp., ADR ...................................       Japan         15,944     874,210
                                                                                             -----------
                                                                                               1,827,666
                                                                                             -----------
      CONSUMER NON-DURABLES 1.9%
      H.J. Heinz Co. ............................................   United States     36,400   1,528,436
      Sara Lee Corp. ............................................   United States     56,700   1,200,906
                                                                                             -----------
                                                                                               2,729,342
                                                                                             -----------
(a,b) CONSUMER SERVICES 2.8%
      General Motors Corp., H ...................................   United States    171,530   2,569,519
      Liberty Media Corp., A ....................................   United States    138,629   1,483,330
                                                                                             -----------
                                                                                               4,052,849
                                                                                             -----------
(b)   ELECTRONIC TECHNOLOGY 4.0%
      ADC Telecommunications Inc. ...............................   United States    167,341     650,956
      Intersil Corp. ............................................   United States     19,659     527,844
      ONI Systems Corp. .........................................   United States    247,060   1,292,124
      Proxim Corp. ..............................................   United States    500,035   1,525,107
      QUALCOMM Inc. .............................................   United States     20,267     611,253
(a)   Taiwan Semiconductor Manufacturing Co. Ltd., ADR ..........      Taiwan         42,868     758,764
(a)   Telefonaktiebolaget LM Ericsson AB, B, ADR ................      Sweden        209,970     522,825
                                                                                             -----------
                                                                                               5,888,873
                                                                                             -----------
(a)   ENERGY MINERALS 3.1%
      Devon Energy Corp. ........................................   United States     26,618   1,312,534
(b)   Swift Energy Co. ..........................................   United States    172,948   3,280,824
                                                                                             -----------
                                                                                               4,593,358
                                                                                             -----------
      FINANCE 6.7%
(a)   Allstate Corp. ............................................   United States     56,681   2,252,503
(a)   Bank of New York Co. Inc. .................................   United States     58,775   2,150,577
(a)   Charles Schwab Corp. ......................................   United States    143,696   1,636,697
(b)   Labranche & Co. Inc. ......................................   United States     42,021   1,151,375
(b)   Prudential Financial Inc. .................................   United States     26,685     856,589
      Rouse Co. .................................................   United States     51,695   1,672,850
                                                                                             -----------
                                                                                               9,720,591
                                                                                             -----------
      HEALTH SERVICES 3.1%
(b)   Caremark RX Inc. ..........................................   United States     42,021     903,452
      CIGNA Corp. ...............................................   United States      7,000     763,000
(b)   First Health Group Corp. ..................................   United States     26,800     777,200


FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                        COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)

      HEALTH SERVICES (CONT.)

      HCA Inc. ..................................................   United States     24,750  $ 1,182,803
(b)   Triad Hospitals Inc. ......................................   United States     20,100      844,200
                                                                                              -----------
                                                                                                4,470,655
                                                                                              -----------
      HEALTH TECHNOLOGY 9.5%

(b)   Cell Therapeutics Inc. ....................................   United States     66,004      819,770
(b)   Cubist Pharmaceuticals Inc. ...............................   United States     96,743    1,352,467
(b)   Genta Inc. ................................................   United States    115,631    1,553,734
      ICN Pharmaceuticals Inc. ..................................   United States     58,230    1,610,642
(b)   King Pharmaceuticals Inc. .................................   United States     54,046    1,693,802
(b)   OSI Pharmaceuticals Inc. ..................................   United States     41,616    1,330,464
(a)   Pharmacia Corp. ...........................................   United States     80,597    3,323,014
(b)   Shire Pharmaceuticals Group PLC, ADR ......................  United Kingdom    101,540    2,254,188
                                                                                              -----------
                                                                                               13,938,081
                                                                                              -----------
(a)   INDUSTRIAL SERVICES 3.3%
      GlobalSantaFe Corp. .......................................   United States     60,127    2,109,856
(b)   Grey Wolf Inc. ............................................   United States    294,682    1,340,803
(b)   Superior Energy Services Inc. .............................   United States    127,752    1,425,712
                                                                                              -----------
                                                                                                4,876,371
                                                                                              -----------
(b)   NON-ENERGY MINERALS 1.6%
      Xstrata AG ................................................    Switzerland     175,800    2,403,095
                                                                                              -----------
(a)   PROCESS INDUSTRIES 4.8%
      Bunge Ltd. ................................................   United States    102,600    2,269,512
      Celanese AG ...............................................      Germany        92,927    2,104,797
      Nova Chemicals Corp. ......................................      Canada        115,873    2,687,095
                                                                                              -----------
                                                                                                7,061,404
                                                                                              -----------
(b)   PRODUCER MANUFACTURING 2.9%
      Premcor Inc. ..............................................   United States    147,600    4,169,700
                                                                                              -----------
      RETAIL TRADE 1.9%
      Barnes & Noble Inc. ........................................  United States     18,500      559,070
(b)   Cost Plus Inc. .............................................  United States     52,993    1,560,644
(b)   Kmart Corp. ................................................  United States    500,000      670,000
                                                                                              -----------
                                                                                                2,789,714
                                                                                              -----------
      UTILITIES 2.4%
      American Electric Power Co. Inc. ..........................   United States     33,576    1,537,781
(a)   DTE Energy Co. ............................................   United States     44,300    2,008,562
                                                                                              -----------
                                                                                                3,546,343
                                                                                              -----------
      TOTAL COMMON STOCKS (COST $85,972,428) ....................                              75,286,524
                                                                                              -----------
      CONVERTIBLE PREFERRED STOCKS 3.9%
      FINANCE .8%
      Host Marriott Corp., 6.75%, cvt. pfd. .....................   United States     27,000    1,188,405
                                                                                              -----------


FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                        COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
      CONVERTIBLE PREFERRED STOCKS (CONT.)

      UTILITIES 3.1%
(a)   PPL Capital Fund Trust I, 7.75%, cvt. pfd., E .............  United States     209,970   $  4,449,263
                                                                                               ------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,671,844) ......                                 5,637,668
                                                                                               ------------
      OPTIONS .1%
      TECHNOLOGY SERVICES
      Siebel Systems Inc., May 30 Puts, 5/18/02 (COST $70,600) ..  United States         200        114,000
                                                                                               ------------


                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                    ---------
      CONVERTIBLE BONDS 1.0%
      HEALTH TECHNOLOGY
      Intermune Inc., cvt., 5.75%, 7/15/06 (COST $1,525,000) ....  United States $ 1,525,000      1,482,109
                                                                                               ------------
      TOTAL LONG TERM SECURITIES (COST $92,239,872) .............                                82,520,301
                                                                                               ------------


                                                                                     SHARES
                                                                                     ------
(c)   SHORT TERM INVESTMENTS 25.1%
      Franklin Institutional Fiduciary Trust Money Market
      Portfolio (COST $36,703,769) ..............................  United States  36,703,769     36,703,769
                                                                                               ------------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $128,943,641)                         119,224,070
                                                                                               ------------


                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                    ---------
(d)   REPURCHASE AGREEMENT 16.9%
      Joint Repurchase Agreement, 1.865%, 5/01/02,
       (Maturity Value $24,628,279)
       (COST $24,627,003) .......................................                  $24,627,003   24,627,003
       ABN AMRO Inc. (Maturity Value $2,207,678)
       Barclays Capital Inc. (Maturity Value $2,207,432)
       Bear, Stearns & Co. Inc. (Maturity Value $1,471,540)
       BNP Paribas Securities Corp. (Maturity Value $2,207,432)
       Credit Suisse First Boston Corp. (Maturity Value $1,471,540)
       Deutsche Bank Securities Inc. (Maturity Value $2,207,437)
       Dresdner Kleinwort Wasserstein Securities LLC
       (Maturity Value $2,207,432)
       Goldman, Sachs & Co. (Maturity Value $2,207,432)
       Greenwich Capital Markets Inc. (Maturity Value $2,207,432)
       Lehman Brothers Inc. (Maturity Value $1,818,060)
       Morgan Stanley & Co. Inc. (Maturity Value $2,207,432)
       UBS Warburg LLC (Maturity Value $2,207,432)
        Collateralized by U.S. Treasury Bills, Notes, and Bonds,
        and U.S. Government Agency Securities
                                                                                               ------------
      TOTAL INVESTMENTS (COST $153,570,644) 98.5% ...............                               143,851,073
      SECURITIES SOLD SHORT (53.3)% .............................                               (77,891,496)
      OTHER ASSETS, LESS LIABILITIES 54.8% ......................                                80,084,715
                                                                                               ------------
      NET ASSETS 100.0% .........................................                              $146,044,292
                                                                                               ============

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

(e) SECURITIES SOLD SHORT
 ISSUER                                                                      COUNTRY    SHARES      VALUE
------------------------------------------------------------------------------------------------------------
 CONSUMER DURABLES 6.5%

 Harley-Davidson Inc. ..................................................  United States  115,725 $ 6,132,268
 Stanley Works .........................................................  United States   71,949   3,344,190
                                                                                                 -----------
                                                                                                   9,476,458
                                                                                                 -----------
 CONSUMER SERVICES 4.8%
 Applebee's International Inc. .........................................  United States   25,334     989,039
 The Cheesecake Factory Inc. ...........................................  United States   23,645     984,341
 Mandalay Resort Group .................................................  United States   87,718   3,145,567
 Outback Steakhouse Inc. ...............................................  United States   21,686     760,528
 Royal Caribbean Cruises Ltd. ..........................................  United States   50,000   1,179,500
                                                                                                 -----------
                                                                                                   7,058,975
                                                                                                 -----------
 ELECTRONIC TECHNOLOGY 5.2%
 Cymer Inc. ............................................................  United States   15,712     742,706
 Lexmark International Inc. ............................................  United States   33,779   2,019,309
 STMicroelectronics NV, N.Y. shs. ......................................     France       75,597   2,327,632
 Synopsys Inc. .........................................................  United States   54,587   2,462,420
                                                                                                 -----------
                                                                                                   7,552,067
                                                                                                 -----------
 ENERGY MINERALS 6.1%
 Ashland Inc. ..........................................................  United States   19,480     795,368
 Kerr-McGee Corp. ......................................................  United States   24,671   1,475,326
 Marathon Oil Corp. ....................................................  United States   91,694   2,664,628
 Murphy Oil Corp. ......................................................  United States   15,000   1,415,250
 Valero Energy Corp. ...................................................  United States   59,322   2,560,338
                                                                                                 -----------
                                                                                                   8,910,910
                                                                                                 -----------
 FINANCE 7.9%
 Bank One Corp. ........................................................  United States   61,072   2,496,013
 Flagstar Bancorp Inc. .................................................  United States   49,520   1,465,792
 Greenpoint Financial Corp. ............................................  United States   21,754   1,075,735
 New Century Financial Corp. ...........................................  United States   17,100     408,861
 The Progressive Corp. .................................................  United States   12,978     746,235
 St. Paul Cos. Inc. ....................................................  United States   72,308   3,601,661
 State Street Corp. ....................................................  United States   33,306   1,702,270
                                                                                                 -----------
                                                                                                  11,496,567
                                                                                                 -----------
 INDUSTRIAL SERVICES 6.0%
 BJ Services Co. .......................................................  United States   93,906   3,450,106
 Halliburton Co. .......................................................  United States  119,500   2,030,305
 Nabors Industries Inc. ................................................  United States   71,341   3,249,583
                                                                                                 -----------
                                                                                                   8,729,994
                                                                                                 -----------
 PROCESS INDUSTRIES 2.1%
 PPG Industries Inc. ...................................................  United States   58,775   3,074,520
                                                                                                 -----------


FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

(e) SECURITIES SOLD SHORT (CONT.)
    ISSUER                                                                   COUNTRY      SHARES     VALUE
------------------------------------------------------------------------------------------------------------
 PRODUCER MANUFACTURING 3.6%
 Avery Dennison Corp. ..................................................  United States   20,943 $ 1,341,399
 Emerson Electric Co. ..................................................  United States   60,464   3,228,173
 Navistar International Corp. ..........................................  United States   19,590     781,641
                                                                                                 -----------
                                                                                                   5,351,213
                                                                                                 -----------
 RETAIL TRADE 7.0%
 AutoNation Inc. .......................................................  United States   83,637   1,338,192
 Best Buy Co. Inc. .....................................................  United States   46,210   3,435,714
 99 Cents Only Stores ..................................................  United States  128,811   4,003,435
 Whole Foods Market Inc. ...............................................  United States   30,664   1,433,849
                                                                                                 -----------
                                                                                                  10,211,190
                                                                                                 -----------
 TECHNOLOGY SERVICES 2.5%
 Oracle Corp. ..........................................................  United States  118,227   1,186,999
 Siebel Systems Inc. ...................................................  United States  103,218   2,496,843
                                                                                                 -----------
                                                                                                   3,683,842
                                                                                                 -----------
 TRANSPORTATION 1.6%
 Expeditors International of Washington Inc. ...........................  United States   40,535   2,345,760
                                                                                                 -----------
 TOTAL SECURITIES SOLD SHORT (PROCEEDS $67,315,757)                                              $77,891,496
                                                                                                 ===========





(a) See Note 1(f) regarding securities segregated with broker for securities sold short.
(b) Non-income producing
(c) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(d) See Note 1(c) regarding joint repurchase agreement.
(e) See Note 1(f) regarding securities sold short.


                                            See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002



Assets:
 Investments in securities:
  Cost ...................................................................................   $128,943,641
                                                                                             ============
  Value (includes securities segregated with broker for securities
  sold short in the amount of $38,920,393) ...............................................    119,224,070
 Repurchase agreements, at value and cost ................................................     24,627,003
 Receivables:
  Investment securities sold .............................................................      2,660,320
  Dividends and interest .................................................................         73,468
 Deposits with brokers for securities sold short .........................................     86,079,566
                                                                                             ------------
      Total assets .......................................................................    232,664,427
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................      6,573,700
  Capital shares redeemed ................................................................      1,888,223
  Affiliates .............................................................................        215,512
 Securities sold short, at value (proceeds $67,315,757) ..................................     77,891,496
 Other liabilities .......................................................................         51,204
                                                                                             ------------
      Total liabilities ..................................................................     86,620,135
                                                                                             ------------
      Net assets, at value ...............................................................   $146,044,292
                                                                                             ============
Net assets consist of:
 Undistributed net investment income .....................................................   $  3,557,834
 Net unrealized depreciation .............................................................    (20,295,310)
 Accumulated net realized loss ...........................................................    (41,671,660)
 Capital shares ..........................................................................    204,453,428
                                                                                             ------------
      Net assets, at value ...............................................................   $146,044,292
                                                                                             ============
CLASS A:
 Net asset value per sharea ($146,044,292 / 8,963,725 shares outstanding) ................   $      16.29
                                                                                             ============
 Maximum offering price per share ($16.29 / 94.25%) ......................................   $      17.28
                                                                                             ============



(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                            See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002



Investment income:
 Dividends ...............................................................................   $  4,082,172
 Interest ................................................................................      4,890,614
                                                                                             ------------
    Total investment income ..............................................................      8,972,786
                                                                                             ------------
Expenses:
 Management fees (Note 3) ................................................................      2,470,792
 Administrative fees (Note 3) ............................................................        540,887
 Distribution fees (Note 3) ..............................................................        637,475
 Transfer agent fees (Note 3) ............................................................        463,484
 Custodian fees ..........................................................................          1,759
 Reports to shareholders .................................................................         37,457
 Registration and filing fees ............................................................        127,244
 Professional fees .......................................................................         27,596
 Trustees' fees and expenses .............................................................          2,706
 Dividends on securities sold short ......................................................      1,103,114
 Other ...................................................................................          1,677
                                                                                             ------------
    Total expenses .......................................................................      5,414,191
                                                                                             ------------
    Net investment income ................................................................      3,558,595
                                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
 Investments .............................................................................    (36,789,050)
 Financial futures contracts (Note 1(d)) .................................................        (26,635)
 Transactions in written options which expired or were closed (Note 5) ...................        136,202
 Foreign currency transactions ...........................................................            227
 Securities sold short ...................................................................       (649,948)
                                                                                             ------------
    Net realized loss ....................................................................    (37,329,204)
    Net unrealized appreciation on investments ...........................................      2,018,911
                                                                                             ------------
Net realized and unrealized loss .........................................................    (35,310,293)
                                                                                             ------------
Net decrease in net assets resulting from operations .....................................   $(31,751,698)
                                                                                             ============



                                            See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001

                                                                                   2002                    2001
                                                                               ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $  3,558,595             $ 5,424,586
  Net realized gain (loss) from investments, futures contracts,
   securities sold short, options and foreign currency transactions ........    (37,329,204)             35,406,985
  Net unrealized appreciation (depreciation) on investments ................      2,018,911             (22,666,039)
                                                                               ------------------------------------
     Net increase (decrease) in net assets resulting from operations .......    (31,751,698)             18,165,532
 Distributions to shareholders from:
  Net investment income ....................................................     (3,337,910)             (2,112,501)
  Net realized gains .......................................................    (27,776,225)             (7,771,018)
                                                                               ------------------------------------
 Total distributions to shareholders .......................................    (31,114,135)             (9,883,519)
 Capital share transactions (Note 2) .......................................   (175,233,777)            374,150,267
                                                                               ------------------------------------
     Net increase (decrease) in net assets .................................   (238,099,610)            382,432,280
Net assets:
 Beginning of year .........................................................    384,143,902               1,711,622
                                                                               ------------------------------------
 End of year ...............................................................   $146,044,292            $384,143,902
                                                                               ====================================
Undistributed net investment income included in net assets:
 End of year ...............................................................   $  3,557,834             $ 3,337,560
                                                                               ====================================

                                            See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (The Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin U.S. Long Short Fund (the Fund) included in this report is diversified. The Fund's investment objective is long-term capital appreciation.

Effective May 1, 2002, the Fund re-opened to existing shareholders.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2002, all repurchase agreements had been entered into on that date.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. FUTURES CONTRACTS:

The Fund may enter into financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by a broker in a segregated account. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

E. OPTIONS:

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at the current market value. The Fund would incur a loss, which could exceed the proceeds received, if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

I. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At April 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                            YEAR ENDED                         YEAR ENDED
                                                          APRIL 30, 2002                     APRIL 30, 2001
                                                ---------------------------------------------------------------------
                                                     SHARES         AMOUNT             SHARES             AMOUNT
                                                ---------------------------------------------------------------------
Shares sold ...................................     108,309      $  1,943,646        25,690,657        $ 528,207,363
Shares issued in reinvestment of
distributions .................................   1,601,315        27,878,884           440,919            8,712,562
Shares redeemed ............................... (10,961,702)     (205,056,307)       (8,015,773)        (162,769,658)
                                                ---------------------------------------------------------------------
Net increase (decrease) .......................  (9,252,078)    $(175,233,777)       18,115,803        $ 374,150,267
                                                =====================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisers of 1.00% per year of the average daily net assets of the Fund. After May 1, 2003, the Fund will pay a fee of .50% up to 2.50% per year of the average daily net assets of the Fund based on its relative performance to the Standard & Poor's 500(R) Composite Stock Price Index.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .35% per year of average daily net assets for costs incurred in marketing the Fund's shares.

The Fund received contingent deferred sales charges for the period of $36,275.

The Fund paid transfer agent fees of $463,484, of which $339,407 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2002, the Fund had tax basis capital losses of $8,737,560 which may be carried over to offset future capital gains. Such losses expire in 2010.

At April 30, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001, of $30,656,131. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The tax character of distributions paid during the year ended April 30, 2002, was substantially the same for financial statement and tax purposes.

At April 30, 2002, the cost of investments and short sales, the net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes was as follows:

        Cost of Investments ..................... $ 88,532,856
        Unrealized appreciation .................    8,229,040
        Unrealized depreciation .................  (30,802,319)
                                                  ------------
        Net unrealized depreciation ............. $(22,573,279)
                                                  ============

        Undistributed ordinary income ........... $  3,557,834
        Undistributed long-term capital gains ...           --
                                                  ------------
        Distributable earnings .................. $  3,557,834
                                                  ============

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended April 30, 2002, aggregated $212,870,794 and $326,680,932, respectively.

Transactions in call and put options written during the year ended April 30, 2002, were as follows:

                                                     NUMBER OF         PREMIUMS
                                                     CONTRACTS         RECEIVED
                                                     ---------------------------
        Options outstanding at April 30, 2001 ......       --               $--
        Options written ............................    2,295           466,499
        Options expired ............................     (618)          (19,891)
        Options exercised ..........................     (702)         (204,922)
        Options closed .............................     (975)         (241,686)
                                                     ---------------------------
        Options outstanding at April 30, 2002 ......       --               $--
                                                     ===========================

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Long-Short Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 6, 2002

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 3.43% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2002.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

                                                            NUMBER OF
                                                       PORTFOLIOS IN FUND
                                        LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Trustee      Since 1991            105             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)      Trustee      Since 1991            133             Director, RBC Holdings, Inc. (bank holding
One Franklin Parkway                                                          company) and Bar-S Foods (meat packing
San Mateo, CA 94403-1906                                                      company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)   Trustee      Since 1991            134             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)      Trustee      Since 1998             82             Director, Amerada Hess Corporation
One Franklin Parkway                                                          (exploration and refining of oil and gas);
San Mateo, CA 94403-1906                                                      Hercules Incorporated (chemicals, fibers and
                                                                              resins); Beverly Enterprises, Inc. (health
                                                                              care); H.J. Heinz Company (processed foods
                                                                              and allied products); RTI International
                                                                              Metals, Inc. (manufacture and distribution of
                                                                              titanium); Digex Incorporated (web hosting
                                                                              provider); and Canadian National Railway
                                                                              (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------






                                                            NUMBER OF
                                                       PORTFOLIOS IN FUND
                                        LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)     Trustee      Since 1991            105             Director, The California Center for Land
One Franklin Parkway                                                          Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)     Trustee      Since 1992            133             Director, Martek Biosciences Corporation;
One Franklin Parkway                                                          WorldCom, Inc. (communications services);
San Mateo, CA 94403-1906                                                      MedImmune, Inc. (biotechnology);
                                                                              Overstock.com (Internet services); and
                                                                              Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President,
National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                            NUMBER OF
                                                       PORTFOLIOS IN FUND
                                        LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)     Vice         Vice President         33             None
One Franklin Parkway       President    since 1991 and
San Mateo, CA 94403-1906   and Trustee  Trustee since
                                        1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)  Chairman of  Chairman of           133             None
One Franklin Parkway       the Board    the Board
San Mateo, CA 94403-1906   and Trustee  since 1993
                                        and Trustee
                                        since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------






                                                            NUMBER OF
                                                       PORTFOLIOS IN FUND
                                        LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.   President    President             117             None
(61)                       and Trustee  since 1993
One Franklin Parkway                    and Trustee
San Mateo, CA 94403-1906                since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)    Vice         Since 1995        Not Applicable      None
One Franklin Parkway       President
San Mateo, CA 94403-1906   and Chief
                           Financial
                           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.;
Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)         Vice         Since 2000        Not Applicable      None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)      Vice         Since 2000        Not Applicable      None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.;
officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel
and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (53)    Vice         Since 2000        Not Applicable      None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------





                                                            NUMBER OF
                                                       PORTFOLIOS IN FUND
                                        LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)    Vice         Since 1991        Not Applicable      None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)       Vice         Since 1991        Not Applicable      None
26335 Carmel Rancho Blvd.  President
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment
Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J.             Vice         Since 2000        Not Applicable      None
 MOLUMPHY (40)             President
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)  Treasurer    Since 2000        Not Applicable      None
One Franklin Parkway       and
San Mateo, CA 94403-1906   Principal
                           Accounting
                           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)     Vice         Since 2000        Not Applicable      None
One Franklin Parkway       President
San Mateo, CA 94403-1906   and
                           Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.


-----------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
-----------------------------------------------------------------------------


30
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




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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Fund Allocator Series
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK] INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906




ANNUAL REPORT
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin
U.S. Long-Short Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

[GRAPHIC OMITTED]
Printed on recycled paper

404 A2002 06/02